As filed with the Securities and Exchange Commission on July 28, 2021.
1933 Act File No. 33-65572
1940 Act File No. 811-7852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 189
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 190

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

15935 La Cantera Parkway, San Antonio, TX 78256
(Address of Principal Executive Offices) (Zip Code)
(216) 898-2526
Registrant’s Telephone Number, including Area Code
Erin G. Wagner, Secretary
USAA MUTUAL FUNDS TRUST
15935 La Cantera Parkway
San Antonio, TX 78256
(Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485
☐
immediately upon filing pursuant to paragraph (b)
☒
on (August 1, 2021), pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
on (date) pursuant to paragraph (a)(1)
☐
75 days after filing pursuant to paragraph (a)(2)
☐
on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

August 1, 2021
Prospectus
USAA TAX EXEMPT FUNDS
Tax Exempt Long-Term Fund
Fund Shares	Institutional Shares	Class A
USTEX	ULTIX	UTELX
Tax Exempt Intermediate-Term Fund
Fund Shares	Institutional Shares	Class A
USATX	UITIX	UTEIX
Tax Exempt Short-Term Fund
Fund Shares	Institutional Shares	Class A
USSTX	USTIX	UTESX
Tax Exempt Money Market Fund
Fund Shares
USEXX
Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictoryFunds.com
800-235-8396

Investment Objective
The USAA Tax Exempt Long-Term Fund (the “Fund”) provides investors with interest income that is exempt from federal income tax.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Purchases on page 53 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your investment professional.
Shareholder Fees
(fees paid directly from your investment)

	Fund Shares	Inst. Shares	Class A1
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sales price)	None	None	None[2]
1
Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.
2
A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

Prospectus | 1

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares	Class A
Management Fee	0.28%[3]	0.28%[3]	0.25%[3]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.20%	0.70%	0.58%
Total Annual Fund Operating Expenses	0.48%	0.98%	1.08%
Fee Waiver/Reimbursement from Adviser	(0.01%)	(0.54%)	(0.41%)
Total Annual Fund Operating Expenses after Reimbursement	0.47% [4]	0.44% [4]	0.67% [4]
3
The management fee (which is equal to an annualized rate of 0.28% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on the share class’ performance relative to the Lipper General & Insured Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.48% of the Fund Shares, 0.44% for the Institutional Shares, and 0.70% of the Class A shares (formerly, Adviser Shares) through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

2 | USAA Tax Exempt Funds

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$48	$152	$267	$602
Inst. Shares	$45	$206	$438	$1,104
Class A	$292	$482	$731	$1,441
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
The portfolio turnover would be 9% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.
Principal Investment Strategy
The Fund invests primarily in investment-grade securities, the interest from which is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities. The Fund’s dollar-weighted average portfolio maturity is 10 years or more.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial

Prospectus | 3

markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

4 | USAA Tax Exempt Funds

Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance.
In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Class A. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows

Prospectus | 5

how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares but not any difference in the fees and expenses. The Institutional Shares commenced operations on June 29, 2020, and will not present performance information until it has one full calendar year of operation.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2021, was 2.61%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.23%	June 30, 2011
Lowest Quarter Return	-3.60%	June 30, 2013
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of

6 | USAA Tax Exempt Funds

fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares
Return Before Taxes	5.17%	3.94%	5.22%
Return After Taxes on Distributions	5.17%	3.94%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares	4.39%	3.87%	5.02%
Class A
Return Before Taxes	4.96%	3.69%	4.92%
Indexes
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.21%	3.91%	4.63%
Lipper General & Insured Municipal Debt Funds Index (reflects no deduction for taxes)	5.00%	4.01%	5.02%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Prospectus | 7

Portfolio Managers
	Title	Tenure with the Fund
Regina G. Conklin, CPA, CFA	Senior Portfolio Manager	Since 2019
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since March 2021
Purchase and Sale of Shares

Investment Minimums	Fund Shares	Inst. Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares any business day through the VictoryFunds.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for IRAs, gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

8 | USAA Tax Exempt Funds

Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus | 9

Investment Objective
The USAA Tax Exempt Intermediate-Term Fund (the “Fund”) provides investors with interest income that is exempt from federal income tax.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Purchases on page 53 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your investment professional.
Shareholder Fees
(fees paid directly from your investment)

	Fund Shares	Inst. Shares	Class A1
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sales price)	None	None	None[2]
1
Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.
2
A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

10 | USAA Tax Exempt Funds

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares	Class A
Management Fee	0.30%[3]	0.28%[3]	0.28%[3]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.20%	0.23%	0.33%
Total Annual Fund Operating Expenses	0.50%	0.51%	0.86%
Fee Waiver/Reimbursement from Adviser	None	(0.07%)	(0.11%)
Total Annual Fund Operating Expenses after Reimbursement	0.50% [4]	0.44% [4]	0.75% [4]
3
The management fee (which is equal to an annualized rate of 0.28% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on the share class’ performance relative to the Lipper Intermediate Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.48% of the Fund Shares, 0.44% of the Institutional Shares, and 0.75% of the Class A shares (formerly, Adviser Shares) through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Prospectus | 11

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$51	$160	$280	$628
Inst. Shares	$45	$150	$272	$627
Class A	$300	$472	$670	$1,242
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
The portfolio turnover would be 13% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.
Principal Investment Strategy
The Fund invests primarily in investment-grade securities, the interest from which is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities. The Fund’s dollar-weighted average portfolio maturity is between three and 10 years.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial

12 | USAA Tax Exempt Funds

markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Prospectus | 13

Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance.
In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Class A. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows

14 | USAA Tax Exempt Funds

how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares but not any difference in the fees and expenses. The Institutional Shares commenced operations on June 29, 2020, and will not present performance information until it has one full calendar year of operation.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2021, was 1.74%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	3.75%	June 30, 2011
Lowest Quarter Return	-4.14%	December 31, 2016
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of

Prospectus | 15

fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares
Return Before Taxes	4.67%	3.60%	4.39%
Return After Taxes on Distributions	4.67%	3.60%	4.39%
Return After Taxes on Distributions and Sale of Fund Shares	3.90%	3.46%	4.20%
Class A
Return Before Taxes	4.40%	3.35%	4.14%
Indexes
Bloomberg Barclays Municipal 1-15 Years Blend Index (reflects no deduction for fees, expenses, or taxes)	4.73%	3.39%	3.84%
Lipper Intermediate Municipal Debt Funds Index (reflects no deduction for taxes)	4.41%	3.22%	3.71%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

16 | USAA Tax Exempt Funds

Portfolio Managers
	Title	Tenure with the Fund
Regina G. Conklin, CPA, CFA	Senior Portfolio Manager	Since 2003
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since March 2021
Purchase and Sale of Shares

Investment Minimums	Fund Shares	Inst. Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares any business day through the VictoryFunds.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for IRAs, gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Prospectus | 17

Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

18 | USAA Tax Exempt Funds

Investment Objective
The USAA Tax Exempt Short-Term Fund (the “Fund”) provides investors with interest income that is exempt from federal income tax.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Purchases on page 53 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your investment professional.
Shareholder Fees
(fees paid directly from your investment)

	Fund Shares	Inst. Shares	Class A1
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sales price)	None	None	None[2]
1
Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.
2
A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

Prospectus | 19

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares	Class A
Management Fee	0.30%[3]	0.28%[3]	0.29%[3]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.24%	0.41%	0.34%
Total Annual Fund Operating Expenses	0.54%	0.69%	0.88%
Fee Waiver/Reimbursement from Adviser	(0.01%)	(0.22%)	(0.12%)
Total Annual Fund Operating Expenses after Reimbursement	0.53% [4]	0.47% [4]	0.76% [4]
3
The management fee (which is equal to an annualized rate of 0.28% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on the share class’ performance relative to the Lipper Short Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.51% of the Fund Shares, 0.47% of the Institutional Shares, and 0.75% of the Class A shares (formerly, Adviser Shares) through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

20 | USAA Tax Exempt Funds

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$54	$171	$300	$675
Inst. Shares	$48	$177	$341	$818
Class A	$301	$476	$679	$1,264
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
The portfolio turnover would be 32% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.
Principal Investment Strategy
The Fund invests primarily in investment-grade securities, the interest from which is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities. The Fund’s dollar-weighted average portfolio maturity is three years or less.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial

Prospectus | 21

markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

22 | USAA Tax Exempt Funds

Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Structural Risk – Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes (“VRDNs”) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase a synthetic instrument of this type unless the Fund believes there is minimal risk that the Fund will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment.
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance.
In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income

Prospectus | 23

and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Class A. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares but not any difference in the fees and expenses. The Institutional Shares commenced operations on June 29, 2020, and will not present performance information until it has one full calendar year of operation.

24 | USAA Tax Exempt Funds

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2021, was 1.06%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	2.14%	June 30, 2020
Lowest Quarter Return	-1.55%	March 31, 2020
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

Prospectus | 25

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares
Return Before Taxes	2.39%	1.67%	1.80%
Return After Taxes on Distributions	2.39%	1.67%	1.80%
Return After Taxes on Distributions and Sale of Fund Shares	2.04%	1.65%	1.79%
Class A
Return Before Taxes	2.16%	1.42%	1.55%
Indexes
Bloomberg Barclays Municipal Short (1-5 Years) Index (reflects no deduction for fees, expenses, or taxes)	2.83%	1.98%	1.87%
Lipper Short Municipal Debt Funds Index (reflects no deduction for taxes)	1.76%	1.41%	1.30%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.
Portfolio Managers
	Title	Tenure with the Fund
Regina G. Conklin, CPA, CFA	Senior Portfolio Manager	Since 2003
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since March 2021

26 | USAA Tax Exempt Funds

Purchase and Sale of Shares

Investment Minimums	Fund Shares	Inst. Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares any business day through the VictoryFunds.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for IRAs, gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Prospectus | 27

Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

28 | USAA Tax Exempt Funds

Investment Objective
The USAA Tax Exempt Money Market Fund (the “Fund”) provides investors with interest income that is exempt from federal income tax and has a further objective of preserving capital and maintaining liquidity.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.57%
Fee Waiver/Reimbursement from Adviser	(0.01%)
Total Annual Fund Operating Expenses after Reimbursement	0.56% [1]
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.56% of the Fund through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The Total Annual Fund Operating Expenses after Reimbursement shown above may differ from the stated expense limitation amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating

Prospectus | 29

expenses remain the same, and the expense limitation agreement for the Fund is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$181	$316	$712
Principal Investment Strategy
The Fund invests primarily in high-quality securities, the interest of which is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”), with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”). Accordingly, the Fund restricts its investments to instruments that meet certain maturity and quality requirements under Rule 2a-7. Generally, such investments will be limited to a security with a remaining maturity of 397 calendar days or less that is determined to present minimal credit risk; issued by a money market fund; or issued or guaranteed by the U.S. government or any agency or instrumentality thereof.
Under applicable federal securities laws, money market funds that qualify as “retail” (retail money market funds) or “government” (government money market funds) are permitted to utilize amortized cost to value their portfolio securities and to transact at a stable $1 NAV per share. The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets.
The Fund’s investments are subject to the following principal risks:

30 | USAA Tax Exempt Funds

Stable Net Asset Value Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of certain market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Credit Risk – The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates, changes in supply of and demand for tax-exempt securities, or other market factors.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income-securities may vary widely under certain market conditions.
Structural Risk – Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes (“VRDNs”) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the

Prospectus | 31

guarantee if there is a default by the municipality or if certain other events occur. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase a synthetic instrument of this type unless the Fund believes there is minimal risk that the Fund will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Liquidity Fees and Gates – The Fund may impose liquidity fees on redemptions and/or temporarily suspend redemptions (gates) if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate also would delay your ability to redeem your investments in the Fund.
Performance
The following bar chart and table are intended to help you understand some of the risks of investing in the Fund. The bar chart illustrates the Fund’s volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows the Fund’s average annual total returns for the periods indicated.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396.

32 | USAA Tax Exempt Funds

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund as of June 30, 2021, was 0.00%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.31%	June 30, 2019
Lowest Quarter Return	0.00%	March 31, 2016

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

1 Year	5 Years	10 Years
0.39%	0.59%	0.30%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Prospectus | 33

Portfolio Managers
	Title	Tenure with the Fund
Cody Perkins, CFA	Portfolio Manager	Since 2018
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since August 2021
Purchase and Sale of Shares
You may purchase or sell shares of the Fund on any business day through VictoryFunds.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182593, Columbus, Ohio 43218-2593. The Fund is not recommended for tax-deferred arrangements, such as Individual Retirement Accounts (“IRAs”) or 401(k) plans. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
■ Minimum initial purchase: $3,000
■ Minimum subsequent investment: $50
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT.

34 | USAA Tax Exempt Funds

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus | 35

Victory Capital Management Inc. (“Victory Capital” or “Adviser”) manages these Funds. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
ALL FUNDS
◼  What is each Fund’s investment objective?
Each Fund has a common investment objective of providing investors with interest income that is excludable from gross income for federal income tax purposes (“tax-exempt”). The USAA Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective. The Funds’ Board of Trustees (the “Board”) may change a Fund’s investment objective without shareholder approval.
More Information on each Fund’s Investment Strategy
◼  What is each Fund’s investment strategy?
Each Fund invests its assets primarily in investment-grade securities, the interest from which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”) but may be subject to state and local taxes.
These securities include municipal debt obligations that have been issued by states and their political subdivisions and duly constituted state and local authorities and corporations, as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, or Guam. Tax-exempt securities generally are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Securities also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. Under the Tax Cuts and Jobs Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal come tax.

36 | USAA Tax Exempt Funds

◼  What types of tax-exempt securities will be included in each Fund’s portfolio?
Each Fund’s assets may be invested in, among other things, any of the following tax-exempt securities, except as otherwise noted:
❖  general obligation bonds, which are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.
❖  revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.
❖  municipal lease obligations, which are backed by the municipality’s covenant to budget for the payments due under the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause (giving the municipality the right to discontinue “appropriation” or funding for the project associated with the municipal lease obligation without causing a default event) and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.
❖  industrial development revenue bonds, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities.
❖  inverse floating rate securities, which are securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and, thus, are considered leveraged investments in an underlying municipal bond. Up to 10% of each of the USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-Term Funds’ net assets may be invested in inverse floating rate securities (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying

Prospectus | 37

bond because of the leveraged nature of the investment. The USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-Term Funds may seek to buy these securities at attractive values and yields that over time more than compensate the Fund for the securities’ price volatility.
❖  securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest rate are fixed at the time of commitment, the Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.
❖  synthetic instruments, which combine a municipality’s obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.
❖  variable-rate demand notes (“VRDNs”) provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs normally trade as if the maturity is the earlier put date, even though stated maturity is longer.
In addition, up to 15% of the USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-Term Funds’ net assets may be invested in securities that are illiquid. Illiquid securities generally are those securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.
◼  What are the differences among the USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-Term Funds?
The differences in the Funds are in the weighted average maturities of all the securities in the portfolios. Generally, the longer the maturity, the higher the yield and the greater the price volatility.
Fund	Portfolio Weighted Average Maturity
USAA Tax Exempt Long-Term Fund	10 years or more
USAA Tax Exempt Intermediate-Term Fund	3–10 years
USAA Tax Exempt Short-Term Fund	3 years or less

38 | USAA Tax Exempt Funds

Within these limitations, a Fund may purchase individual securities with stated maturities greater or less than the Fund’s weighted average maturity limits. In certain circumstances, such as when a bond is expected to be repaid either entirely or partially in advance of its stated maturity date, estimates of the expected time for its principal to be paid may be used when calculating a Fund’s weighted average maturity. This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the weighted average maturities of these Funds’ portfolios, see Investment Policies in the Statement of Additional Information (“SAI”).
◼  Are each Fund’s investments diversified among many different issuers?
Each Fund is considered diversified under the federal securities laws, which generally means that each Fund must comply with certain limitations on the amount that it may invest in any single issuer. For further discussion of diversification, see Investment Policies in the SAI.
In addition, as a money market fund, the USAA Tax Exempt Money Market Fund, will invest its assets in accordance with strict SEC guidelines relating to the credit quality, liquidity, and diversification of the Fund’s investment.
A Fund also may not invest more than 25% of its assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, a Fund may invest more than 25% of its assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.
◼  Do the Funds purchase bonds guaranteed by bond insurance?
Yes. Some of the bonds we purchase for a Fund are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to a Fund. However, this insurance may not eliminate the risk of investing in the issuer.
◼  Will any portion of the distributions from a Fund be subject to federal income tax?
During normal market conditions, at least 80% of each Fund’s annual net investment income dividends will be excluded from a shareholder’s gross income for federal income tax purposes (exempt-interest dividends). This policy may be changed only by a shareholder vote. Furthermore, it is our intention generally to purchase only securities that pay interest income exempt from federal income tax.

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However, gains and losses realized from trading securities, including tax-exempt securities, that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code of 1986, as amended (the “Code”), treats these distributions differently than exempt-interest dividends in the following ways:
❖ Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.
❖ Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable as long-term capital gains, regardless of the length of time you have held your shares in a Fund.
❖ Distributions of both short-term and long-term net realized capital gains are taxable whether received in cash or reinvested in additional shares.
◼  Will distributions by a Fund be a tax preference item for purposes of the federal AMT (Tax Preference Item)?
During normal market conditions, at least 80% of each Fund’s annual income (and, therefore, its net investment income dividends) will not be a Tax Preference Item. This policy may be changed only by a shareholder vote. However, since their inception, none of the Funds have distributed any income that is a Tax Preference Item for individual taxpayers. We could reconsider this policy based on changes to federal tax laws, our understanding of the implication of those laws to our shareholders, or market dynamics. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund earning income that is a Tax Preference Item.
USAA TAX EXEMPT LONG-TERM FUND, USAA TAX EXEMPT INTERMEDIATE-TERM FUND, AND USAA TAX-EXEMPT SHORT-TERM FUND
◼  What is the credit quality of each Fund’s investments?
Under normal market conditions, we will invest each Fund’s assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) or in the highest short-term rating category by such rating agencies as Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).
Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee of an obligor that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”). Below are investment-grade ratings for two of the current NRSROs approved by the SEC:

40 | USAA Tax Exempt Funds

Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s	At least Baa3	At least Prime–3 or MIG 3
S&P	At least BBB–	At least A–3 or SP–2
If a security does not meet the requirements set forth above or is unrated, the Fund’s Adviser will make a determination that the unrated security is of equivalent investment quality to a comparable security of the same issuer that is rated by a NRSRO.
In addition, each Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities (also known as “junk” bonds). Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than higher quality securities.
At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded also may be less liquid than the market for investment-grade securities.
On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to a Fund. On securities possessing a third-party guarantor, we reserve the right to place such security in the rating category of the underlying issuer (or if unrated in the comparable rating category as determined by us), if the third-party guarantor is no longer relied upon for ratings eligibility.
You will find a further description of tax-exempt ratings in the SAI.
◼  How are the decisions to buy and sell securities made?
We manage the tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the amount of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond. We generally intend to hold investments until maturity, resulting in lower portfolio turnover in the Funds, although these intentions may be adjusted in response to the market or other events.

Prospectus | 41

USAA TAX EXEMPT MONEY MARKET FUND
◼  What is the credit quality of the Fund's investments at the time of purchase?
The Fund’s investments consist of high-quality securities that qualify as eligible securities under the federal securities laws that apply to money market funds. In general, an eligible security is defined as a security that is:
❖ Determined to present minimal credit risks to the Fund;
❖ Issued by a money market fund; or
❖ Issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including “prerefunded” and “escrowed to maturity” tax-exempt securities.
In making the determination as to whether a particular investment presents minimal credit risks, we consider, among other things, the issuer or guarantor’s financial condition, sources of liquidity, ability to react to future marketwide and issuer- or guarantor-specific events, the strength of the issuer or guarantor’s industry within the economy, and the issuer or guarantor’s competitive position within its industry. We also may consider comparative prices/yields of the security, certain asset-specific factors, as well as ratings received by the NRSROs.
◼  Will the Fund always maintain a net asset value (“NAV”) of $1 per share?
We will endeavor to maintain a constant NAV of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk. For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities that present minimal credit risk.
There also is a risk that rising interest rates will cause the value of the Fund’s securities to decline. Certain of the securities in which the Fund may invest pay interest at a rate that is periodically adjusted, referred to as adjustable rate securities. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and by maintaining a dollar-weighted average portfolio maturity (“WAM”) for the Fund of 60 days or less and a weighted average life (“WAL”) of 120 days or less. The maturity of each security is calculated based upon SEC guidelines.
Finally, there is the possibility that one or more investments in the Fund may cease to qualify as an “eligible security” resulting in the NAV ceasing to be $1 per share.

42 | USAA Tax Exempt Funds

Under the federal securities laws applicable to money market funds, retail money market funds and government money market funds are permitted to utilize amortized cost to value their portfolio securities and to transact at a stable NAV of $1 per share. The Fund qualifies as a retail money market fund in compliance with the requirements of Rule 2a-7; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.
◼  How are the decisions to buy and sell securities made?
We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. A decision to sell usually is based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.
Temporary Defensive Strategy
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that a Fund may not achieve its investment objective. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in the temporary defensive posture.
Risks
The following provides additional information about some of the Funds’ principal risks and supplements those risks discussed in each Fund's Summary section of this Prospectus. The Funds’ SAI provides more detail about these risks and other risks that each Fund may be subject to that are not considered to be primary risks.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.

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When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (“NAV”) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.
Interest Rate Risk: As a mutual fund investing in bonds, each Fund is subject to the risk that the market value of the bonds in a Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.

44 | USAA Tax Exempt Funds

■ If interest rates increase, the yield of each Fund may increase and the market value of the USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-Term Funds' Funds' securities may decline, adversely affecting each Fund’s NAV and total return.
■ If interest rates decrease, the yield of each Fund may decrease, and the market value of the USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-Term Funds' Funds' securities may increase, which may increase each Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued, or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.
Call Risk: Many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage.

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■Intermediate- and long-term municipal bonds have the greatest call risk because most municipal bonds may not be called until after 10 years from the date of issue. The period of “call protection” may be longer or shorter than 10 years; but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of 10 years or less are not callable.
■Although bond prices rise when interest rates drop, falling interest rates create the environment necessary to “call” the higher-yielding bonds from a Fund. When bonds are called, a Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. A Fund’s income may drop as a result. A Fund also may realize a taxable capital gain (or loss).
Liquidity Risk: Liquidity in the tax-exempt bond market may be reduced for a number of reasons including as a result of overall economic conditions and credit tightening. During times of reduced market liquidity, there may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell at the time desired.
In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (“COVID-19”) have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Structural Risk: VRDNs generally are long-term municipal bonds with a demand feature that is used to shorten the maturity. The demand feature represents the right to sell the security back to the remarketer or liquidity provider for repurchase on short notice, normally one day or seven days. Usually, the demand feature is backed by a letter of credit or similar guarantee from a bank. Since we are relying on the demand feature to shorten maturity, the ability to exercise the demand feature would be dependent upon the bank. We would only purchase VRDNs where we were comfortable that the banks would be able to honor their obligation on the demand feature.
Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, typically is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment. We will not purchase a synthetic instrument unless we believe there is only minimal risk that we will not be able to exercise our tender option.

46 | USAA Tax Exempt Funds

Large Shareholders Risk: Each Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on a Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in a Fund by shareholders may cause a Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause a Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.
Management Risk: Each Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing a Funds' portfolio will not produce the desired results.
Changes in Tax Law Risk: In order to attempt to pay interest that is exempt from federal or state and local income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest earned and distributed to shareholders by a Fund to be taxable. In addition, interest from one or more municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer. Changes or proposed changes in federal or state income tax or other laws also may cause the prices of tax-exempt securities to fall. Since inception, none of the Funds have distributed any income that is a Tax Preference Item for individual taxpayers; and we do not intend to invest in any securities that earn any such income in the future. A portion of a Fund’s otherwise exempt-interest dividends may be taxable to shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.
Liquidity Fee and Redemption Gate Risk: The USAA Tax Exempt Money Market Fund may impose liquidity fees or temporarily suspend redemptions for a period of up to 10 business days in any 90-day period if the weekly liquidity of the Fund’s assets falls below a certain threshold, subject to the determination by the Fund’s Board that such liquidity fee or redemption gate is in the best interest of the Fund. If the weekly liquidity of the Fund’s assets falls below 30% of its total assets, the Fund may either impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend

Prospectus | 47

redemptions. If the weekly liquidity of the Fund’s assets falls below 10% of its total assets, the Fund must impose a minimum 1% liquidity fee on redemptions, unless the Fund’s Board determines that imposing such liquidity fee is not in the best interests of the Fund. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would delay your ability to redeem your investments in the Fund.
Redemption Risk: A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Additional Information
This prospectus does not tell you about every policy or risk of investing in the Funds. For additional information about the Funds' investment policies and the types of securities in which the Funds' assets may be invested, you may request a copy of the Funds' SAI (the back cover of this prospectus tells you how to do this).
Portfolio Holdings Disclosure
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI, which is available upon request and on the Funds' website at VictoryFunds.com.
Information relating to the portfolio holdings of the USAA Tax Exempt Money Market Fund will be posted to VictoryFunds.com five business days after the end of each month and will remain posted on the website for six months thereafter. In addition, the USAA Tax Exempt Money Market

48 | USAA Tax Exempt Funds

Fundwill report its dollar-weighted average maturity, weighted average life, and certain other information to the SEC monthly on Form N-MFP, which also will be made public.
Fund Management
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Funds pursuant to an investment advisory agreement. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. The Funds are four of 46 mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds' business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. As of June 30, 2021, the Adviser managed assets totaling in excess of $161.9 billion for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Funds' Board has the overall responsibility for overseeing the management of the Funds. A discussion regarding the basis of the Board’s approval of the Funds' Advisory Agreement is available in the Funds' most recent annual report to shareholders for the period ended March 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, A Victory Capital Investment Franchise, is responsible for the day-to-day investment management of the Funds.
Each Fund’s investment management fee, except for the USAA Tax Exempt Money Market Fund, is comprised of a base investment management fee and a performance adjustment. The base investment management fee for each Fund, which is accrued daily and paid monthly, is equal to an annualized rate of 0.28% of each Fund’s average daily net assets.
The performance adjustment for each of the Funds is calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance of the respective share classes relative to the performance of a Lipper Index over the performance period. The performance adjustment for each class is calculated monthly by comparing the Fund’s performance to that of the Lipper General & Insured Municipal Debt Funds Index, Lipper Intermediate Municipal Debt Funds Index, or Lipper Short Municipal Debt Funds Index, as applicable. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:

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Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
USAA Tax Exempt Long-Term Fund
For the performance period July 1, 2020, to March 31, 2021, performance adjustments were less than (0.01)%, less than (0.01)%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
USAA Tax Exempt Intermediate-Term Fund
For the performance period July 1, 2020, to March 31, 2021, performance adjustments were 0.02%, less than (0.01)%, and less than (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
USAA Tax Exempt Short-Term Fund
For the performance period July 1, 2020, to March 31, 2021, performance adjustments were 0.02%, less than 0.01%, and 0.01% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
Under the performance fee arrangement, each share class of the Fund will pay a positive performance fee adjustment for a performance period whenever a share class outperforms each Fund’s relative Index over that period, even if the share class had overall negative returns during the performance period.

50 | USAA Tax Exempt Funds

On November 6, 2018, United Services Automobile Association (“USAA”), the parent company of USAA Asset Management Company (“AMCO”), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Funds approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. (“Victory Capital”).
On July 1, 2019, the Adviser’s parent company acquired the Fund’s prior investment adviser, AMCO, and became the investment adviser to the Fund pursuant to a new investment advisory agreement. No performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments
See Fees and Expenses in this prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to each Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to each Fund.
Each Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Funds' assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Funds' assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Funds' assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
USAA TAX EXEMPT LONG-TERM FUND, USAA TAX EXEMPT INTERMEDIATE-TERM FUND, AND USAA TAX EXEMPT SHORT-TERM FUND
Regina G. Conklin, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the USAA Tax Exempt Long-Term Fund since 2019 and the USAA Tax Exempt Intermediate-Term Fund and USAA Tax Exempt Short-Term Fund since 2003. Ms. Conklin has 26 years of investment management experience. For 28 years, Ms. Conklin was with USAA, 24 years of which were in investment management with AMCO, which was acquired

Prospectus | 51

by the Adviser’s parent company in 2019. Ms. Conklin is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.
Andrew Hattman, CFA, CAIA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Funds since 2019. Mr. Hattman has 10 years of investment management experience, eight years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.
Lauren Spalten, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Funds since March 2021. In 2018, Ms. Spalten joined USAA Investments, which was acquired by the Adviser’s parent company in 2019, as a Municipal Analyst covering the Southeast region. Prior to joining USAA, Ms. Spalten was an Associate Director at Standard & Poor’s (now S&P Global Ratings), where she specialized in evaluating creditworthiness of state and local governments across the Southwest United States. Ms. Spalten has additional experience in commercial real estate development and business plan development, primarily for medical and non-profit entities.
USAA TAX EXEMPT MONEY MARKET FUND
Cody Perkins, CFA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2018. Mr. Perkins has 24 years of investment management experience, 18 years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas San Antonio. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
Andrew Hattman, CFA, CAIA, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2019. Mr. Hattman has 10 years of investment management experience, eight of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.
Lauren Spalten, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since August 2021. In 2018, Ms. Spalten joined USAA Investments, which was acquired by the Adviser’s parent company in 2019, as a Municipal Analyst covering the Southeast region. Prior to joining USAA, Ms. Spalten was an Associate Director at Standard & Poor’s (now S&P Global Ratings), where she specialized in evaluating creditworthiness of state and local governments across the Southwest United States. She has additional experience in commercial real estate development and business plan development, primarily for medical and non-profit entities.

52 | USAA Tax Exempt Funds

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
Opening an Account With the Funds
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Taxpayer Identification Number
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code. See the section titled Taxes for additional tax information.
Investing With the USAA Mutual Funds
If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the USAA Mutual Funds. These sections describe many of the share classes currently offered by the USAA Mutual Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.

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Keep in mind that Institutional Shares and R6 Shares are available for purchase only by eligible shareholders. In addition, not all USAA Mutual Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your investment professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at 800-235-8396. They will be happy to assist you.
Choosing a Share Class
Fund Shares:
■No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
■Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Typically, lower annual expenses than all classes except Institutional and R6 Shares.
Institutional Shares:
■No front-end sales charge or CDSC. All your money goes to work for you right away.
■Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Institutional Shares are only available to certain investors.
■Typically, lower annual expenses than all classes except R6 Shares.
Class A:
■Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.

54 | USAA Tax Exempt Funds

■A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■Class A shares also pay ongoing distribution and/or service (12b-1) fees.
■Lower annual expenses than Class C shares.
Class C:
■No front-end sales charge. All your money goes to work for you right away.
■A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■Class C shares also pay ongoing distribution and/or service (12b-1) fees.
■Higher annual expenses than all other classes of shares.
R6 Shares:
■No front-end sales charge or CDSC. All your money goes to work for you right away.
■Class R6 Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Class R6 Shares are only available to certain investors.
■Typically lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.

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The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion. In addition, a fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Funds are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Funds, even if they are U.S. citizens or lawful permanent residents.
The USAA Tax Exempt Money Market Fund has been designated as a retail money market fund. Accordingly, shares of the USAA Tax Exempt Money Market Fund are available for sale only to accounts beneficially owned by natural persons (for example, an account owned by an individual who has a Social Security number). If the Fund later determines that a shareholder is not a natural person, that shareholder will be provided at least 60 days’ written notice and then redeemed out of the Fund.
Fund Shares:
The Fund Shares are a separate share class of each of the Funds and are not a separate mutual fund. The USAA Tax Exempt Money Market Fund only offers Fund Shares. Fund Shares are available for purchase directly with the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in a Fund, including a transaction fee, if you buy or sell shares of a Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares may be purchased by: (1) investors purchasing through discretionary managed account programs and certain advisory programs sponsored by financial intermediaries, such as brokerage firms,

56 | USAA Tax Exempt Funds

investment advisors, financial planners, third-party administrators, and insurance companies; (2) brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; and (3) institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
Class A and Class C Shares:
Class A and Class C shares generally are made available through a retirement account or a financial intermediary and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”
All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the USAA Mutual Funds or your investment professional at the time you purchase shares of the existence of the other USAA accounts or purchases of USAA Mutual Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other USAA Mutual Funds held in your USAA accounts and any linked accounts, such as accounts opened with a different financial intermediary.
The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:

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Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Less than $100,000	2.25%	2.30%
$100,000 up to $249,999	1.75%	1.78%
Over $250,000[1]	0.00%	0.00%
1
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions and Waivers for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with current information regarding shares of any USAA Mutual Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the USAA Mutual Funds held in: any accounts (e.g., retirement accounts) established (i) with the USAA Mutual Funds and your investment professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other USAA Mutual Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.

58 | USAA Tax Exempt Funds

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios’ Mutual Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
❖  Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
❖  Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other USAA Mutual Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
❖  Right of Accumulation – You may add the value of any other USAA Mutual Funds of any share class that you already own (except money market funds and any assets held in group retirement plans), to the amount of your next Class A investment to determine if your additional investment will qualify for a sales charge breakpoint. The value of the other USAA Mutual Funds of any share class that you already own (except money market funds and any assets held in group retirement plants) will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your USAA Mutual Funds of any share class (except money market funds and any assets held in group retirement plans or those held by your spouse (including domestic partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your investment professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;

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❖  Combination Privilege – You may combine the value in accounts of multiple USAA Mutual Funds of any share class (except money market funds and any assets held in group retirement plans) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
❖  Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
❖  Waiver – The USAA Mutual Funds will completely waive the sales charge for Class A shares in the following cases:
■Purchases of $250,000 or more;
■Purchases by certain individuals associated with the USAA Mutual Funds or service providers (see “Eligibility of Individuals Associated with the USAA Mutual Funds and Fund Service Providers”);
■Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
■Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
■Reinvestment of proceeds from a liquidation distribution of Class A shares of USAA Mutual Funds held in a deferred compensation plan, agency, trust, or custody account;
■Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
■Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
■Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
■Investors that have an investment account with the Adviser; and

60 | USAA Tax Exempt Funds

■Individuals who reinvest the proceeds of redemptions from Institutional Shares or R6 Shares of USAA Mutual Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another USAA Fund or Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any USAA Fund or Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

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CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
❖ To the extent that the shares redeemed:
■are no longer subject to the holding period for such shares;
■resulted from reinvestment of distributions; or
■were exchanged for shares of another USAA Mutual Fund or Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
❖ Following the death or post-purchase disability of:
■a registered shareholder on an account; or
■a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
❖ Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
■required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
■tax free returns of excess contributions or returns of excess deferral amounts;
■distributions on the death or disability of the account holder;
■distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
■distributions as a result of separation of service;
❖ Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
❖ In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
❖ When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

62 | USAA Tax Exempt Funds

❖ Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
R6 Shares:
Class R6 shares may only be purchased by or through:
■Endowment funds and foundations;
■Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
■Advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Program”); and
■Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.
Eligibility of Individuals Associated with the Funds and Fund Service Providers
Current and retired trustees of Victory advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to the Trust.
Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.

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Copies of each Fund's annual report, semi annual report, and SAI are available from your financial intermediary or plan sponsor.
Minimum Initial Purchase
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and a Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts). However, financial intermediaries may set different investment minimums, and a Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
Additional Purchases
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.

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R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Effective Date of Purchase
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. Each Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
As discussed in more detail under “Redemptions,” the USAA Tax Exempt Money Market Fund may impose a liquidity fee or redemption gate when the weekly liquidity of its assets falls below a certain threshold. The Fund will notify shareholders of the imposition and lifting of any liquidity fee or redemption gate via the Fund’s website. Any unprocessed purchase order received prior to such notification will be treated as canceled unless reconfirmed/valid and processed accordingly.
The Funds or the Funds' Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of a Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of a Fund on a Fund’s behalf. Under these arrangements, a Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the respective Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time a Fund calculates its NAV.
Payment
If you hold an account directly with a Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.

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Redemptions
For federal income tax purposes, a redemption of shares of a Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
Each Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, each Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, a Fund also may borrow to meet redemption requests. A Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to a Fund may be insufficient to satisfy Fund redemption requests. In addition, each Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
The USAA Tax Exempt Money Market Fund may impose liquidity fees or temporarily suspend redemptions for a period of up to 10 business days in any 90-day period if the weekly liquidity of the Fund’s assets falls below a certain threshold, subject to the determination by the Fund’s Board that such liquidity fee or redemption gate is in the best interest of the Fund. If the weekly liquidity of the Fund’s assets falls below 30% of its total assets, the Fund may either impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend redemptions. If the weekly liquidity of the Fund’s assets falls below 10% of its total assets, the Fund must impose a minimum 1% liquidity fee on redemptions, unless the Fund’s Board determines that imposing such liquidity fee is not in the best interests of the Fund. The USAA Tax Exempt Money Market Fund will notify shareholders of the imposition and lifting of any liquidity fee or redemption gate via the Fund’s website. When the redemption of the Fund’s shares has been suspended, redemption orders will not be accepted until the Fund has notified shareholders that the redemption gate has been lifted. Any redemption order pending during the imposition of a redemption gate will be cancelled without notice and any shareholder that wishes to redeem will need to submit a new request for redemption. Liquidity fees may be used to offset any losses to the Fund when it seeks to process redemption requests during periods of market stress. Although the tax treatment of liquidity fees is unclear, currently it is expected that a liquidity fee will not have a tax effect for the Fund. If the weekly liquidity of the Fund’s assets falls below 10% of its total assets, the Fund’s

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Board may determine to stop honoring redemptions and liquidate the Fund. In such case, the Fund would first notify the SEC. The Fund would provide notification to shareholders on its website.
Redeeming Shares
Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Fund Shares:
If you have a direct account with a Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated.
Each Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an account directly with a Fund, a Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven business days from the purchase date.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, a Fund transmits

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proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt.
Exchanges and Share Class Conversions
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other USAA Mutual Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
■Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
■To exchange between USAA Mutual Funds, the other USAA Mutual Fund you wish to exchange into must be eligible for exchange with your Fund.
■Shares of the USAA Mutual Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.

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Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with a Fund, you may make exchanges on VictoryFunds.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of a Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in a Fund, including a transaction fee, if you buy, sell, or exchange shares of a Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
An exchange of Fund shares for shares of another USAA Mutual Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally,

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Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Funds' restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Mutual Funds
The following features may be available to you to purchase, redeem, and exchange shares of a Fund you hold in an account opened directly with a Fund. All website transactions should be placed online at VictoryFunds.com.

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Internet Access
■Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■Review account information and make most account transactions.
Telephone Access
■To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
Mail
■If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 182593
Columbus, OH 43218-2593
Registered or Express Mail:
USAA Mutual Funds
4249 Easton Way
Suite 400
Columbus, OH 43219
Bank Wire
■To add to your account or request a redemption by bank wire, visit the VictoryFunds.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the VictoryFunds.com website or call (800) 235-8396 for assistance.

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Checkwriting
■Shareholders invested in the USAA Tax Exempt Money Market Fund through an account with the Transfer Agent may request that checks be issued for their accounts. You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. Checks written for less than $250 may be returned unpaid. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.
Important Transaction Information
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Funds' transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. Each Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA Distribution Fee
Each Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds. The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

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Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
■Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and

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redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
■Purchases and sales pursuant to automatic investment or withdrawal plans;
■Purchases and sales made through USAA 529 College Savings PlanTM;
■Purchases and sales made in certain separately managed accounts in wrap fee programs;
■Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
■Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the

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underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
Each Fund reserves the right to:
■Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■Redeem an account with less than $500, with certain limitations;
■Restrict or liquidate an account when necessary or appropriate to comply with federal law;

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■Discontinue or otherwise limit the opening of accounts with us; and
■In addition, the USAA Tax Exempt Money Market Fund reserves the right to suspend redemptions as provided under SEC rules applicable to money market funds.
Multiple Class Information
The USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund are comprised of multiple classes of shares. Each class shares the respective Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Funds' assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plan
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.

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Shareholder Information
Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in a Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, a Fund will pay a fee to the financial intermediary for performing those services. A Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Funds' Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of a Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of a Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
Share Price Calculation
The price at which you purchase and redeem shares of a Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of a Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of a Fund may be purchased and sold at the NAV per share without a sales charge. A Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

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Valuation of Securities
The Adviser has established a Pricing and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees a Fund's valuation policies and procedures. Among other things, these policies and procedures allow a Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
With respect to the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund, debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”) of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
In addition, securities purchased with original or remaining maturities of 60 days or less and all securities of the USAA Tax Exempt Money Market Fund generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may

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differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Funds include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Funds' SAI.
Dividends and Other Distributions
Distributions from each Fund’s net investment income (“dividends”) are declared daily and distributed on the last business day of the month. For investment accounts, dividends begin accruing on shares the day after payment is received. For accounts held directly with a Fund, dividends begin accruing on the day payment is received. For all of the Funds, dividends continue to accrue through either the settlement date or day after settlement date of a redemption, depending on the type of account.
Ordinarily, any net realized capital gains are distributed in December of each year. A Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.
Each Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions in cash by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund (except the USAA Tax Exempt Money Market Fund) reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under the section titled Taxes). Some or all distributions may be subject to taxes. Each Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
Taxes
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

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◼  Treatment of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, each Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
◼  Shareholder Taxation
If a Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it will be able to pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. Accordingly, the amount of exempt-interest dividends—and, to the extent determination thereof is possible after reasonable effort, the part thereof constituting interest that is a Tax Preference Item—that a Fund pays to its shareholders will be reported to them annually on Forms 1099-DIV (or substitutes therefor). Shareholders’ treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.
Distributions of a Fund’s net short-term gain are taxable as ordinary income, and distributions of a Fund’s net capital gain are taxable as long-term capital gains, in each case regardless of the length of time you have held your shares in the Fund. Distributions of both net short-term gain and net capital gain are taxable whether received in cash or reinvested in additional shares of the Fund.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of a Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual or certain other non-corporate shareholder (each, an “individual shareholder”) recognizes on a redemption or exchange of his or her shares of a Fund that have been

80 | USAA Tax Exempt Funds

held for more than one year will be subject to federal income tax at a maximum of 15% for a single shareholder with taxable income not exceeding $434,850 ($501,600 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which are effective for 2021 and will be adjusted for inflation annually, thereafter).
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions a Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of a Fund.
Your basis in shares of a Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Funds' default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼  Withholding
Federal law requires each Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) taxable dividends, capital gain distributions, and proceeds of redemptions (other than redemptions of shares of the USAA Tax Exempt Money Market Fund), regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish a Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■Underreports dividend or interest income or
■Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Funds' transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

Prospectus | 81

◼  Reporting
Each Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes, including the portion of the dividends, if any, constituting a Tax Preference Item and the percentage and source (by state) of interest income earned during the preceding year on tax-exempt securities held by that Fund. In addition, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Mailings
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of a Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in a Fund. This eliminates duplicate copies and saves paper and postage costs for a Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Funds' adviser, transfer agent, and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or a Fund.
This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or a Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the Funds' and relevant share classes' financial performance over the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the

82 | USAA Tax Exempt Funds

Fundor share class (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before March 31, 2020, reflect that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in each Fund’s annual report to shareholders, which is available upon request.

Prospectus | 83

USAA TAX EXEMPT LONG-TERM FUND SHARES
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	13.21$	13.28$	13.21$	13.25$	13.73$
Investment Activities
Net Investment Income (Loss)	(a)0.42	(a)0.45	0.49	0.51	0.54
Net Realized and Unrealized Gain (Losses) on Investments	0.50	(0.07)	0.07	(0.03)	(0.48)
Total from Investment Activities	0.92	0.38	0.56	0.48	0.06
Distributions to Shareholders From
Net Investment Income	(0.42)	(0.45)	(0.49)	(0.52)	(0.54)
Total Distributions	(0.42)	(0.45)	(0.49)	(0.52)	(0.54)
Net Asset Value, End of Period	13.71$	13.21$	13.28$	13.21$	13.25$
Total Return*	7.00%	2.74%	4.39%	3.62%	0.41%
Ratios to Average Net Assets
Net Expenses**†(b)	0.47%	0.48%	0.48%	0.47%	0.48%
Net Investment Income (Loss)	3.13%	3.36%	3.73%	3.83%	3.97%
Gross Expenses(b)	0.48%	0.48%	0.48%	0.47%	0.48%
Supplemental Data
Net Assets, End of Period (000’s)	2,404,178$	2,403,342$	2,362,819$	2,358,955$	2,343,165$
Portfolio Turnover(c)	21%	24%	13%	14%	15%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(c)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

84 | USAA Tax Exempt Funds

USAA TAX EXEMPT LONG-TERM FUND INSTITUTIONAL SHARES
Period Ended March 31,
2021(a)
Net Asset Value, Beginning of Period	13.40$
Investment Activities
Net Investment Income (Loss)	(b)0.31
Net Realized and Unrealized Gains (Losses) on Investments	0.32
Total from Investment Activities	0.63
Distributions to Shareholders From
Net Investment Income	(0.32)
Total Distributions	(0.32)
Net Asset Value, End of Period	13.71$
Total Return*(c)	4.71%
Ratios to Average Net Assets
Net Expenses**(d)	0.44%
Net Investment Income (Loss)(d)	3.03%
Gross Expenses(d)	0.98%
Supplemental Data
Net Assets, End of Period (000’s)	5,533$
Portfolio Turnover(c)(e)	21%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
(a)
Commenced operations on June 29, 2020.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Annualized for periods less than one year.
(e)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares.

Prospectus | 85

USAA TAX EXEMPT LONG-TERM FUND CLASS A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	13.19$	13.26$	13.19$	13.23$	13.71$
Investment Activities
Net Investment Income (Loss)	(a)0.40	(a)0.43	0.46	0.48	0.49
Net Realized and Unrealized Gain (Losses) on Investments	0.50	(0.08)	0.08	(0.04)	(0.48)
Total from Investment Activities	0.90	0.35	0.54	0.44	0.01
Distributions to Shareholders From
Net Investment Income	(0.40)	(0.42)	(0.47)	(0.48)	(0.49)
Total Distributions	(0.40)	(0.42)	(0.47)	(0.48)	(0.49)
Net Asset Value, End of Period	13.69$	13.19$	13.26$	13.19$	13.23$
Total Return (Excludes Sales Charge)*	6.80%	2.53%	4.16%	3.36%	0.07%
Ratios to Average Net Assets
Net Expenses**†(b)	0.67%	0.70%	0.70%	(c)0.74%	0.80%
Net Investment Income (Loss)	2.94%	3.15%	3.51%	3.57%	3.64%
Gross Expenses(b)	1.08%	1.01%	0.94%	0.92%	0.87%
Supplemental Data
Net Assets, End of Period (000’s)	8,466$	7,680$	7,745$	8,577$	10,976$
Portfolio Turnover(d)	21%	24%	13%	14%	15%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(c)
Prior to August 1, 2017, USAA Asset Management Company (“AMCO”) (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.80% of Class A annual average daily net assets.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

86 | USAA Tax Exempt Funds

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	13.33$	13.37$	13.12$	13.08$	13.61$
Investment Activities
Net Investment Income (Loss)	(a)0.37	(a)0.38	0.41	0.41	0.42
Net Realized and Unrealized Gain (Losses) on Investments	0.52	(0.03)	0.24	0.04	(0.53)
Total from Investment Activities	0.89	0.35	0.65	0.45	(0.11)
Distributions to Shareholders From
Net Investment Income	(0.37)	(0.39)	(0.40)	(0.41)	(0.42)
Total Distributions	(0.37)	(0.39)	(0.40)	(0.41)	(0.42)
Redemption fees added to beneficial interests	—	—	—	—	(b)—
Net Asset Value, End of Period	13.85$	13.33$	13.37$	13.12$	13.08$
Total Return*	6.72%	2.56%	5.06%	3.47%	(0.84)%
Ratios to Average Net Assets
Net Expenses**†(c)	0.50%	0.49%	0.52%	0.51%	0.52%
Net Investment Income (Loss)	2.69%	2.82%	3.07%	3.09%	3.13%
Gross Expenses(c)	0.50%	0.49%	0.52%	0.51%	0.52%
Supplemental Data
Net Assets, End of Period (000’s)	4,059,780$	4,788,060$	4,754,320$	4,605,543$	4,280,892$
Portfolio Turnover(d)	23%	26%	8%	11%	16%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Amount is less than $0.005 per share.
(c)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Prospectus | 87

USAA TAX EXEMPT INTERMEDIATE-TERM FUND INSTITUTIONAL SHARES
Period Ended March 31,
2021(a)
Net Asset Value, Beginning of Period	13.57$
Investment Activities
Net Investment Income (Loss)	(b)0.27
Net Realized and Unrealized Gains (Losses) on Investments	0.29
Total from Investment Activities	0.56
Distributions to Shareholders From
Net Investment Income	(0.28)
Total Distributions	(0.28)
Net Asset Value, End of Period	13.85$
Total Return*(c)	4.15%
Ratios to Average Net Assets
Net Expenses**(d)	0.44%
Net Investment Income (Loss)(d)	2.61%
Gross Expenses(d)	0.51%
Supplemental Data
Net Assets, End of Period (000’s)	996,601$
Portfolio Turnover(c)(e)	23%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
(a)
Commenced operations on June 29, 2020.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Annualized for periods less than one year.
(e)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares.

88 | USAA Tax Exempt Funds

USAA TAX EXEMPT INTERMEDIATE-TERM FUND CLASS A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	13.33$	13.36$	13.12$	13.07$	13.61$
Investment Activities
Net Investment Income (Loss)	(a)0.33	(a)0.35	0.38	0.38	0.38
Net Realized and Unrealized Gain (Losses) on Investments	0.52	(0.03)	0.23	0.05	(0.54)
Total from Investment Activities	0.85	0.32	0.61	0.43	(0.16)
Distributions to Shareholders From
Net Investment Income	(0.33)	(0.35)	(0.37)	(0.38)	(0.38)
Total Distributions	(0.33)	(0.35)	(0.37)	(0.38)	(0.38)
Redemption fees added to beneficial interests	—	—	—	—	(b)—
Net Asset Value, End of Period	13.85$	13.33$	13.36$	13.12$	13.07$
Total Return (Excludes Sales Charge)*	6.46%	2.37%	4.75%	3.28%	(1.19)%
Ratios to Average Net Assets
Net Expenses**†(c)	0.75%	0.75%	0.75%	(d)0.77%	0.80%
Net Investment Income (Loss)	2.43%	2.57%	2.85%	2.83%	2.84%
Gross Expenses(c)	0.86%	0.87%	0.84%	0.85%	0.83%
Supplemental Data
Net Assets, End of Period (000’s)	23,934$	25,265$	22,888$	26,397$	37,351$
Portfolio Turnover(e)	23%	26%	8%	11%	16%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Amount is less than $0.005 per share.
(c)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(d)
Effective August 1, 2017, AMCO (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 0.75% of the Class A average daily net assets. Prior to this date, the voluntarily expense limit was 0.80%.

Prospectus | 89

(e)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

90 | USAA Tax Exempt Funds

USAA TAX EXEMPT SHORT-TERM FUND SHARES
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	10.32$	10.48$	10.41$	10.45$	10.59$
Investment Activities
Net Investment Income (Loss)	(a)0.14	(a)0.19	0.19	0.16	0.15
Net Realized and Unrealized Gain (Losses) on Investments	0.31	(0.16)	0.07	(0.03)	(0.14)
Total from Investment Activities	0.45	0.03	0.26	0.13	0.01
Distributions to Shareholders From
Net Investment Income	(0.14)	(0.19)	(0.19)	(0.17)	(0.15)
Total Distributions	(0.14)	(0.19)	(0.19)	(0.17)	(0.15)
Net Asset Value, End of Period	10.63$	10.32$	10.48$	10.41$	10.45$
Total Return*	4.42%	0.23%	2.52%	1.21%	0.09%
Ratios to Average Net Assets
Net Expenses**†(b)	0.53%	0.51%	0.52%	0.51%	0.54%
Net Investment Income (Loss)	1.37%	1.77%	1.84%	1.57%	1.43%
Gross Expenses(b)	0.54%	0.51%	0.52%	0.51%	0.54%
Supplemental Data
Net Assets, End of Period (000’s)	1,181,011$	1,271,899$	1,489,789$	1,550,994$	1,669,691$
Portfolio Turnover(c)	66%	54%	31%	25%	34%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(c)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

Prospectus | 91

USAA TAX EXEMPT SHORT-TERM FUND INSTITUTIONAL SHARES
Period Ended March 31,
2021(a)
Net Asset Value, Beginning of Period	10.50$
Investment Activities
Net Investment Income (Loss)	(b)0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.14
Total from Investment Activities	0.25
Distributions to Shareholders From
Net Investment Income	(0.11)
Total Distributions	(0.11)
Net Asset Value, End of Period	10.64$
Total Return*(c)	2.39%
Ratios to Average Net Assets
Net Expenses**(d)	0.47%
Net Investment Income (Loss)(d)	1.33%
Gross Expenses(d)	0.69%
Supplemental Data
Net Assets, End of Period (000’s)	25,038$
Portfolio Turnover(c)(e)	66%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
(a)
Commenced operations on June 29, 2020.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Annualized for periods less than one year.
(e)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

92 | USAA Tax Exempt Funds

USAA TAX EXEMPT SHORT-TERM FUND CLASS A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	10.34$	10.49$	10.42$	10.46$	10.59$
Investment Activities
Net Investment Income (Loss)	(a)0.12	(a)0.16	0.17	0.13	0.12
Net Realized and Unrealized Gain (Losses) on Investments	0.30	(0.15)	0.06	(0.03)	(0.13)
Total from Investment Activities	0.42	0.01	0.23	0.10	(0.01)
Distributions to Shareholders From
Net Investment Income	(0.12)	(0.16)	(0.16)	(0.14)	(0.12)
Total Distributions	(0.12)	(0.16)	(0.16)	(0.14)	(0.12)
Net Asset Value, End of Period	10.64$	10.34$	10.49$	10.42$	10.46$
Total Return (Excludes Sales Charge)*	4.07%	0.09%	2.27%	0.91%	(0.08)%
Ratios to Average Net Assets
Net Expenses**†(b)	0.76%	0.75%	(c)0.77%	0.80%	0.80%
Net Investment Income (Loss)	1.12%	1.54%	1.56%	1.27%	1.16%
Gross Expenses(b)	0.88%	0.93%	0.92%	0.83%	0.81%
Supplemental Data
Net Assets, End of Period (000’s)	16,590$	10,144$	10,707$	11,349$	32,191$
Portfolio Turnover(d)	66%	54%	31%	25%	34%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(c)
Prior to August 1, 2018, AMCO (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.80% of the Class A average daily net assets.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Prospectus | 93

USAA TAX EXEMPT MONEY MARKET FUND
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	1.00$	1.00$	1.00$	1.00$	1.00$
Investment Activities:
Net Investment Income	(a)(b)—	(b)0.01	0.01	0.01	(a)—
Net Realized and Unrealized Gains on Investments	—	(a)—	(a)—	(a)—	(a)—
Total from Investment Activities	(a)—	0.01	0.01	0.01	(a)—
Distributions to Shareholders From
Net Investment Income	(a)—	(0.01)	(0.01)	(0.01)	(a)—
Net Realized Gains From Investments	(a)—	—	—	—	(a)—
Total Distributions	(a)—	(0.01)	(0.01)	(0.01)	(a)—
Net Asset Value, End of Period	1.00$	1.00$	1.00$	1.00$	1.00$
Total Return *	0.10%	1.05%	1.05%	(c)0.51%	0.23%
Ratios to Average Net Assets
Net Expenses†(d)	0.35%	0.56%	0.56%	(c)0.56%	0.54%
Net Investment Income	0.11%	1.04%	1.04%	0.50%	0.11%
Gross Expenses(d)	0.57%	0.56%	0.56%	0.56%	0.58%
Supplemental Data
Net Assets, End of Period (000’s)	562,015$	1,345,628$	1,598,214$	1,761,649$	2,007,091$
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be in the Fees and Expenses in this prospectus.
(a)
Amount is less than $0.005 per share.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Prior to August 1, 2017, AMCO (previous Investment Adviser) voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund’s expenses and attempt to prevent a negative yield.
(d)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

94 | USAA Tax Exempt Funds

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries
The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott, or Edward D. Jones & Co., L.P. platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
■Shares purchased through a Merrill Lynch affiliated investment advisory program
■Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Prospectus | 95

■Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
■Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
■Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
■Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■Shares acquired through a right of reinstatement
■Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

96 | USAA Tax Exempt Funds

■Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
■Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Prospectus | 97

■Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
■Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■Shares purchased through a Morgan Stanley self-directed brokerage account
■Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

98 | USAA Tax Exempt Funds

■Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
■Shares purchased in an investment advisory program
■Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
■Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
■A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account

Prospectus | 99

■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus
■Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
■Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney 1
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

100 | USAA Tax Exempt Funds

■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Shares acquired through a right of reinstatement
■Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
■Shares sold upon the death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
■Shares purchased in connection with a return of excess contributions from an IRA account
■Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s Prospectus.
■Shares sold to pay Janney fees but only if the transaction is initiated by Janney
■Shares acquired through a right of reinstatement
■Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent 1
■Breakpoints as described in this Prospectus
■Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1  Also referred to as an “initial sales charge.”

Prospectus | 101

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the USAA Mutual Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints available at Edward Jones
■Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
■The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

102 | USAA Tax Exempt Funds

Letter of Intent (“LOI”)
■Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
■Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■Shares purchased in an Edward Jones fee-based program.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

Prospectus | 103

■Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■The death or disability of the shareholder.
■Systematic withdrawals with up to 10% per year of the account value.
■Return of excess contributions from an Individual Retirement Account (“IRA”).
■Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■Shares exchanged in an Edward Jones fee-based program.
■Shares acquired through NAV reinstatement.
■Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■Initial purchase minimum: $250
■Subsequent purchase minimum: none

104 | USAA Tax Exempt Funds

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■A fee-based account held on an Edward Jones platform
■A 529 account held on an Edward Jones platform
■An account with an active systematic investment plan or LOI
Exchanging Share Classes
■At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by or through a 529 Plan
■Shares purchased through an OPCO affiliated investment advisory program
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

Prospectus | 105

■A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■Employees and registered representatives of OPCO or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
■Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

106 | USAA Tax Exempt Funds

Front-end Sales Load Waiver on Class A Shares
■Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Prospectus | 107

Appendix B — Taxable-Equivalent Yield Table for 2021

Assuming a Federal Marginal Tax Rate of*:	24%	32%	38.8%	40.8%
To Match a Tax-Free Yield of:	A Fully Taxable Investment Would Have to Pay You:
1.00%	1.32%	1.47%	1.63%	1.69%
1.50%	1.97%	2.21%	2.45%	2.53%
2.00%	2.63%	2.94%	3.27%	3.38%
2.50%	3.29%	3.68%	4.08%	4.22%
3.00%	3.95%	4.41%	4.90%	5.07%
3.50%	4.61%	5.15%	5.72%	5.91%
4.00%	5.26%	5.88%	6.54%	6.76%
4.50%	5.92%	6.62%	7.35%	7.60%
5.00%	6.58%	7.35%	8.17%	8.45%
5.50%	7.24%	8.09%	8.99%	9.29%
6.00%	7.89%	8.82%	9.80%	10.14%
6.50%	8.55%	9.56%	10.62%	10.98%
7.00%	9.21%	10.29%	11.44%	11.82%
*The above marginal rates reflect the 3.8% tax on “net investment income” of individuals, estates, and trusts that exceeds certain thresholds. See the section titled Taxes – Shareholder Taxation of the prospectus.
A fully taxable investment is a bond that pays taxable interest or shares of a mutual fund that does not pay exempt-interest dividends.
This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA Mutual Funds.
These rates were selected as examples that would be relevant to most taxpayers.
The information shown in this chart does not reflect the impact of state and local taxes.

108 | USAA Tax Exempt Funds

NOTES

NOTES

NOTES

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Statement of Additional Information (“SAI”): A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus, which means it is legally part of the prospectus.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.
How to Obtain Information: You may obtain a free copy of the SAI, annual or semi annual reports, or to ask other questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the USAA Mutual Funds at the address or telephone number below, or by contacting your financial intermediary.
By mail: USAA Mutual Funds P.O. Box 182593 Columbus, OH 43218-2593	By telephone: Call USAA Mutual Funds at (800) 235-8396
You also can obtain information about each Fund (including the SAI and other reports) from the SEC on the SEC’s EDGAR database at http://www.sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

05292-0821

August 1, 2021
Prospectus
USAA California Bond Fund

Fund Shares	Institutional Shares	Class A
USCBX	UCBIX	UXABX
Shares of the Fund are offered only to California residents. The delivery of this prospectus is not an offer in any state where shares of the Fund may not lawfully be made.
Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictoryFunds.com
800-235-8396

Investment Objective
The USAA California Bond Fund (the “Fund”) provides California investors with a high level of current interest income that is exempt from federal and California state income taxes.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Purchases on page 25 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your investment professional.
Shareholder Fees
(fees paid directly from your investment)

	Fund Shares	Inst. Shares	Class A1
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sales price)	None	None	None[2]
1
Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.
2
A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares	Class A
Management Fee	0.35%[3]	0.33%[3]	0.34%[3]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.21%	0.61%	0.29%
Total Annual Fund Operating Expenses	0.56%	0.94%	0.88%
Fee Waiver/Reimbursement from Adviser	None	(0.44%)	(0.07%)
Total Annual Fund Operating Expenses after Reimbursement	0.56% [4]	0.50% [4]	0.81% [4]
3
The management fee (which is equal to annualized rate of 0.32% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average net assets of a share class) based on a share class’ performance relative to the Lipper California Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.54% of the Fund Shares, 0.50% of the Institutional Shares, and 0.80% of the Class A shares (formerly, Adviser Shares) through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

2 | USAA California Bond Fund

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$57	$179	$313	$701
Inst. Shares	$51	$213	$436	$1,075
Class A	$306	$486	$689	$1,273
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
The portfolio turnover would be 13% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.
Principal Investment Strategy
The Fund invests primarily in long-term investment-grade securities issued by the state of California, its political subdivisions, instrumentalities, and by other government entities, the interest on which is excludable from gross income for federal income tax and California state income tax purposes (referred to herein as “California tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of California tax-exempt securities. This policy may be changed only by a shareholder vote. The Fund’s dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.

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Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The Fund’s investments are subject to the following principal risks:
State-Specific Risk – Because the Fund invests primarily in California tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in California, such as changes to state laws and policies, economic issues that affect critical industries, large employers, or weakened real estate prices, and existing debt levels and state budget priorities. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks. The Fund’s performance will be affected by the fiscal and economic health of California and its municipalities and their ability to issue and repay debt. The Fund is more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of multiple states.
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other

4 | USAA California Bond Fund

market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance.
In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Changes in Tax Law Risk – Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer. Since its inception, the Fund has not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and the Fund does not

Prospectus | 5

intend to invest in any securities that earn any such income in the future. Nevertheless, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Class A. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares but not any difference in the fees and expenses. The Institutional Shares commenced operations on June 29, 2020, and will not present performance information until it has one full calendar year of operation.

6 | USAA California Bond Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2021, was 1.45%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	6.48%	June 30, 2011
Lowest Quarter Return	-3.90%	June 30, 2013
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares
Return Before Taxes	4.82%	3.76%	5.68%
Return After Taxes on Distributions	4.82%	3.76%	5.68%
Return After Taxes on Distributions and Sale of Fund Shares	3.87%	3.59%	5.32%
Class A
Return Before Taxes	4.55%	3.51%	5.42%
Indexes
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.21%	3.91%	4.63%
Lipper California Municipal Debt Funds Index (reflects no deduction for taxes)	4.22%	3.76%	5.27%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.
Portfolio Managers
	Title	Tenure with the Fund
Regina G. Conklin, CPA, CFA	Senior Portfolio Manager	Since 2019
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since March 2021

8 | USAA California Bond Fund

Purchase and Sale of Shares

Investment Minimums	Fund Shares	Inst. Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares any business day through the VictoryFunds.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. Only California residents may purchase into the USAA California Bond Fund. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for IRAs, gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal and California income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

10 | USAA California Bond Fund

Victory Capital Management Inc. (“Victory Capital” or “Adviser”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
◼  What is the Fund’s investment objective?
The Fund has an investment objective of providing California investors with a high level of current interest income that is excludable from gross income for federal and California state income tax purposes (“tax-exempt”). The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
◼  What is the Fund’s investment strategy?
The Fund primarily invests its assets in securities issued by the state of California, its political subdivisions and instrumentalities, and by other government entities if, in the opinion of counsel to the issuer, the income from such obligations is excludable from gross income for federal income tax purposes and is exempt from California state income taxes.
We refer to these securities, which include municipal debt obligations that have been issued by California and its political subdivisions and duly constituted state and local authorities and corporations, as California tax-exempt securities. California tax-exempt securities generally are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. Under the Tax Cuts and Jobs Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal income tax.
◼  What types of tax-exempt securities will be included in the Fund’s portfolio?
The Fund’s assets may be invested in, among other things, any of the following tax-exempt securities, except as otherwise noted:
❖  general obligation bonds, which are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Prospectus | 11

❖  revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.
❖  municipal lease obligations, which are backed by the municipality’s covenant to budget for the payments due under the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause (giving the municipality the right to discontinue “appropriation” or funding for the project associated with the municipal lease obligation without causing a default event) and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.
❖  industrial development revenue bonds, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities.
❖  inverse floating rate securities, which are securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and, thus, are considered leveraged investments in an underlying municipal bond. Up to 10% of the Fund's net assets may be invested in inverse floating rate securities (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund may seek to buy these securities at attractive values and yields that over time more than compensate the Fund for the securities’ price volatility.
❖  securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest

12 | USAA California Bond Fund

rate are fixed at the time of commitment, the Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.
❖  synthetic instruments, which combine a municipality’s obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.
❖  variable-rate demand notes (“VRDNs”) provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs normally trade as if the maturity is the earlier put date, even though stated maturity is longer.
In addition, up to 15% of the Fund's net assets may be invested in securities that are illiquid. Illiquid securities generally are those securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.
◼  What percentage of the Fund’s assets will be invested in California tax-exempt securities?
During normal market conditions, at least 80% of the Fund’s net assets will consist of California tax-exempt securities. This policy may only be changed by a shareholder vote.
In addition, the Fund may invest up to 20% of its assets in securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, or Guam that are exempt from federal and state personal income taxes.
◼  Are the Fund’s investments diversified among many different issuers?
The Fund is considered diversified under the federal securities laws, which generally means that the Fund must comply with certain limitations on the amount that it may invest in any single issuer. The Fund, of course, is concentrated geographically through the purchase of California tax-exempt securities. For further discussion of diversification, see Investment Policies in the Fund’s statement of additional information (“SAI”).
The Fund also may not invest more than 25% of its assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, the Fund may invest more than 25% of the its assets in tax-exempt

Prospectus | 13

industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.
◼  What are the potential risks associated with concentrating such a large portion of the Fund’s assets in one state?
The Fund is subject to credit and interest rate risks, as described further herein, which could be magnified by the Fund’s concentration in California issuers. California tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of California issuers to pay interest or repay principal in a timely manner. Therefore, the Fund is affected by events within California to a much greater degree than a more geographically diversified fund.
A particular development may not directly relate to the Fund’s investments but nevertheless might depress the entire market for the state’s tax-exempt securities and, therefore, adversely impact the Fund’s performance. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks.
An investment in the Fund may be riskier than an investment in other types of tax-exempt funds because of this concentration.
The following are examples of just some of the events that may depress valuations for California tax-exempt securities for an extended period of time:
❖ Uncertain economic recovery from the COVID-19 pandemic.
❖ Changes in state laws.
❖ Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.
❖ Natural disasters such as floods, storms, hurricanes, droughts, wildfires, or earthquakes and public health crises such as pandemics, and governments’ reactions to such events.
❖ Bankruptcy, financial distress, or a downgrade in the credit quality of a prominent municipal issuer within the state.
❖ Economic issues that affect critical industries or large employers or that weaken real estate prices.
❖ Changes in revenue due to personal income tax collection, especially with respect to a drop in capital gains revenue.
❖ Reductions in federal or state spending.
❖ Imbalance in the supply and demand for municipal securities.
❖ Developments that may change the tax treatment of California tax-exempt securities.

14 | USAA California Bond Fund

In addition, because the Fund invests in securities that possess a demand feature and, thus, are dependent on banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.
Other considerations affecting the Fund’s investments in California tax-exempt securities are summarized in the SAI under Special Risk Considerations.
◼  Does the Fund purchase bonds guaranteed by bond insurance?
Yes. Some of the bonds we purchase for the Fund are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Fund. However, this insurance may not eliminate the risk of investing in the issuer.
◼  Will any portion of the distributions from the Fund be subject to federal income tax?
During normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be excluded from a shareholder’s gross income for federal income tax purposes (exempt-interest dividends) and will be exempt from California state income taxes. This policy may be changed only by a shareholder vote. Furthermore, it is our intention generally to purchase only securities that pay interest income exempt from federal income tax.
However, gains and losses realized from trading securities, including tax-exempt securities, that occur during the normal course of managing the Fund may result in net realized capital gain distributions. The Internal Revenue Code of 1986, as amended (the “Code”), treats these distributions differently than exempt-interest dividends in the following ways:
❖ Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.
❖ Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable as long-term capital gains, regardless of the length of time you have held your shares in the Fund.
❖ Distributions of both short-term and long-term net realized capital gains are taxable whether received in cash or reinvested in additional shares.
◼  Will distributions by the Fund be a tax preference item for purposes of the federal AMT (Tax Preference Item)?
During normal market conditions, at least 80% of the Fund’s annual income (and, therefore, its net investment income dividends) will not be a Tax Preference Item. This policy may be changed only by a shareholder vote. However, since its inception, the Fund has not distributed any income that is a Tax Preference Item for individual taxpayers. We could reconsider this policy

Prospectus | 15

based on changes to federal tax laws, our understanding of the implication of those laws to our shareholders, or market dynamics. However, of course, changes in federal tax laws or other unforeseen circumstances could result in the Fund earning income that is a Tax Preference Item.
◼  What is the credit quality of the Fund's investments at the time of purchase?
Under normal market conditions, we will invest the Fund’s assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) or in the highest short-term rating category by such rating agencies as Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).
Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee of an obligor that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”). Below are investment-grade ratings for two of the current NRSROs approved by the SEC:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s	At least Baa3	At least Prime–3 or MIG 3
S&P	At least BBB–	At least A–3 or SP–2
If a security does not meet the requirements set forth above or is unrated, the Fund’s Adviser will make a determination that the unrated security is of equivalent investment quality to a comparable security of the same issuer that is rated by a NRSRO.
In addition, the Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities (also known as “junk” bonds). Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than higher quality securities.
At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded also may be less liquid than the market for investment-grade securities.
On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund. On securities possessing a third-party guarantor, we reserve the right to place such security

16 | USAA California Bond Fund

in the rating category of the underlying issuer (or if unrated in the comparable rating category as determined by us), if the third-party guarantor is no longer relied upon for ratings eligibility.
You will find a further description of tax-exempt ratings in the SAI.
◼  What is the Fund’s portfolio-weighted average maturity and how is it calculated?
While the Fund’s portfolio-weighted average maturity is not restricted, we expect it to be greater than 10 years. To determine a security’s maturity for purposes of calculating the Fund’s portfolio-weighted average maturity, we may estimate the expected time in which the security’s principal is to be paid in full. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund’s portfolio-weighted average maturity, see Investment Policies in the SAI.
◼  How are the decisions to buy and sell securities made?
We manage the Fund based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the amount of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond. We generally intend to hold investments until maturity, resulting in lower portfolio turnover in the Fund, although these intentions may be adjusted in response to the market or other events.
Temporary Defensive Strategy
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective. To the extent that these temporary investments produce taxable income, that income may result in the Fund not fully achieving its investment objective during the time it is in the temporary defensive posture.
Risks
The following provides additional information about the Fund's principal risks and supplements those risks discussed in the Fund's Summary section of this Prospectus. The Fund's SAI provides more detail about these risks and other risks that the Fund may be subject to that are not considered to be primary risks.
State-Specific Risk: Because the Fund invests primarily in California tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in that state. For more information, see the SAI.

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Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (“NAV”) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.
Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the

18 | USAA California Bond Fund

expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
■ If interest rates increase, the yield of the Fund may increase and the market value of the Fund's securities may decline, adversely affecting the Fund’s NAV and total return.
■ If interest rates decrease, the yield of the Fund may decrease, and the market value of the Fund's securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued, or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.

Prospectus | 19

The credit and interest rate risks may be magnified because the Fund concentrates its investments in California tax-exempt securities.
Call Risk: Many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage.
■Intermediate- and long-term municipal bonds have the greatest call risk because most municipal bonds may not be called until after 10 years from the date of issue. The period of “call protection” may be longer or shorter than 10 years; but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of 10 years or less are not callable.
■Although bond prices rise when interest rates drop, falling interest rates create the environment necessary to “call” the higher-yielding bonds from the Fund. When bonds are called, the Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk: Liquidity in the tax-exempt bond market may be reduced for a number of reasons including as a result of overall economic conditions and credit tightening. During times of reduced market liquidity, there may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell at the time desired.
In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (“COVID-19”) have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Changes in Tax Law Risk: In order to attempt to pay interest that is exempt from federal or state and local income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest earned and distributed to shareholders by the Fund to be taxable. In addition, interest from one or more municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer. Changes or proposed changes in federal or state income tax or other laws also may cause the prices of tax-exempt securities to fall. Since inception, the Fund has not distributed any income that is a Tax Preference Item for individual taxpayers; and we do not intend to invest in any securities that earn any such income in the future. A portion of the Fund’s otherwise exempt-interest dividends may be taxable to shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.

20 | USAA California Bond Fund

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
Large Shareholders Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Redemption Risk: A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Structural Risk: VRDNs generally are long-term municipal bonds with a demand feature that is used to shorten the maturity. The demand feature represents the right to sell the security back to the remarketer or liquidity

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provider for repurchase on short notice, normally one day or seven days. Usually, the demand feature is backed by a letter of credit or similar guarantee from a bank. Since we are relying on the demand feature to shorten maturity, the ability to exercise the demand feature would be dependent upon the bank. We would only purchase VRDNs where we were comfortable that the banks would be able to honor their obligation on the demand feature.
Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, typically is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment. We will not purchase a synthetic instrument unless we believe there is only minimal risk that we will not be able to exercise our tender option.
Additional Information
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's SAI (the back cover of this prospectus tells you how to do this).
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund's website at VictoryFunds.com.
Fund Management
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. The Fund is one of 46 mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. As of June 30, 2021, the Adviser managed assets

22 | USAA California Bond Fund

totaling in excess of $161.9 billion for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Fund's Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's most recent annual report to shareholders for the period ended March 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The Fund’s base investment management fee, which is accrued daily and paid monthly, is computed as a percentage of the average daily net assets of the Fund, and is equal on an annual basis to 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% for that portion of average daily net assets over $100 million. The fee is allocated monthly to each share class of the Fund based on average daily net assets.
The performance adjustment for the Fund is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of the Lipper California Municipal Debt Funds Index over the performance period. The performance adjustment for each class is calculated monthly by comparing the Fund’s performance to that of the Lipper California Municipal Debt Funds Index, which tracks the total return performance of the largest funds within the Lipper California Municipal Debt Funds category. This category includes funds that limit their assets to those securities that are exempt from taxation in the state of California. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:

Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

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To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
For the performance period July 1, 2020, to March 31, 2021, performance adjustments were 0.03%, 0.01%, and 0.02% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the share class had overall negative returns during the performance period.
On November 6, 2018, United Services Automobile Association (“USAA”), the parent company of USAA Asset Management Company (“AMCO”), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. (“Victory Capital”).
On July 1, 2019, Victory Capital replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.
See Fees and Expenses in this prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the

24 | USAA California Bond Fund

Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
Regina G. Conklin, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2019. Ms. Conklin has 26 years of investment management experience. For 28 years, Ms. Conklin was with USAA, 24 years of which were in investment management with AMCO, which was acquired by the Adviser’s parent company in 2019. Ms. Conklin is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.
Andrew Hattman, CFA, CAIA, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2019. Mr. Hattman has nine years of investment management experience, eight years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.
Lauren Spalten, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Funds since March 2021. In 2018, Ms. Spalten joined USAA Investments, which was acquired by the Adviser’s parent company in 2019, as a Municipal Analyst covering the Southeast region. Prior to joining USAA, Ms. Spalten was an Associate Director at Standard & Poor’s (now S&P Global Ratings), where she specialized in evaluating creditworthiness of state and local governments across the Southwest United States. Ms. Spalten has additional experience in commercial real estate development and business plan development, primarily for medical and non-profit entities.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.

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As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Taxpayer Identification Number
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code. See the section titled Taxes for additional tax information.
Investing With the USAA Mutual Funds
If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the USAA Mutual Funds. These sections describe many of the share classes currently offered by the USAA Mutual Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and R6 Shares are available for purchase only by eligible shareholders. In addition, not all USAA Mutual Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your investment professional for specific details.

26 | USAA California Bond Fund

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at 800-235-8396. They will be happy to assist you.
Choosing a Share Class
Fund Shares:
■No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
■Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Typically, lower annual expenses than all classes except Institutional and R6 Shares.
Institutional Shares:
■No front-end sales charge or CDSC. All your money goes to work for you right away.
■Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Institutional Shares are only available to certain investors.
■Typically, lower annual expenses than all classes except R6 Shares.
Class A:
■Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
■A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■Class A shares also pay ongoing distribution and/or service (12b-1) fees.
■Lower annual expenses than Class C shares.
Class C:
■No front-end sales charge. All your money goes to work for you right away.

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■A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■Class C shares also pay ongoing distribution and/or service (12b-1) fees.
■Higher annual expenses than all other classes of shares.
R6 Shares:
■No front-end sales charge or CDSC. All your money goes to work for you right away.
■Class R6 Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Class R6 Shares are only available to certain investors.
■Typically lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion. In addition, a fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.

28 | USAA California Bond Fund

Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents. Only California residents may purchase into the Fund.
Fund Shares:
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares may be purchased by: (1) investors purchasing through discretionary managed account programs and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies; (2) brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; and (3) institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
Class A and Class C Shares:
Class A and Class C shares generally are made available through a retirement account or a financial intermediary and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”

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All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the USAA Mutual Funds or your investment professional at the time you purchase shares of the existence of the other USAA accounts or purchases of USAA Mutual Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other USAA Mutual Funds held in your USAA accounts and any linked accounts, such as accounts opened with a different financial intermediary.
The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Less than $100,000	2.25%	2.30%
$100,000 up to $249,999	1.75%	1.78%
Over $250,000[1]	0.00%	0.00%
1
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions and Waivers for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with current information regarding shares of any USAA Mutual Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the USAA Mutual Funds held in: any accounts (e.g., retirement accounts) established (i) with the USAA Mutual Funds and your investment

30 | USAA California Bond Fund

professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other USAA Mutual Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios’ Mutual Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
❖  Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
❖  Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other USAA Mutual Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
❖  Right of Accumulation – You may add the value of any other USAA Mutual Funds of any share class that you already own (except money market funds and any assets held in group retirement plans), to the amount of your next Class A investment to determine if your additional

Prospectus | 31

investment will qualify for a sales charge breakpoint. The value of the other USAA Mutual Funds of any share class that you already own (except money market funds and any assets held in group retirement plants) will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your USAA Mutual Funds of any share class (except money market funds and any assets held in group retirement plans or those held by your spouse (including domestic partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your investment professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
❖  Combination Privilege – You may combine the value in accounts of multiple USAA Mutual Funds of any share class (except money market funds and any assets held in group retirement plans) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
❖  Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
❖  Waiver – The USAA Mutual Funds will completely waive the sales charge for Class A shares in the following cases:
■Purchases of $250,000 or more;
■Purchases by certain individuals associated with the USAA Mutual Funds or service providers (see “Eligibility of Individuals Associated with the USAA Mutual Funds and Fund Service Providers”);
■Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
■Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;

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■Reinvestment of proceeds from a liquidation distribution of Class A shares of USAA Mutual Funds held in a deferred compensation plan, agency, trust, or custody account;
■Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
■Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
■Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
■Investors that have an investment account with the Adviser; and
■Individuals who reinvest the proceeds of redemptions from Institutional Shares or R6 Shares of USAA Mutual Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your

Prospectus | 33

shares for Class C shares of another USAA Fund or Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any USAA Fund or Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
❖ To the extent that the shares redeemed:
■are no longer subject to the holding period for such shares;
■resulted from reinvestment of distributions; or
■were exchanged for shares of another USAA Mutual Fund or Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
❖ Following the death or post-purchase disability of:
■a registered shareholder on an account; or
■a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
❖ Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
■required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;

34 | USAA California Bond Fund

■tax free returns of excess contributions or returns of excess deferral amounts;
■distributions on the death or disability of the account holder;
■distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
■distributions as a result of separation of service;
❖ Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
❖ In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
❖ When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
❖ Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
R6 Shares:
Class R6 shares may only be purchased by or through:
■Endowment funds and foundations;
■Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
■Advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Program”); and
■Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.

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Eligibility of Individuals Associated with the Funds and Fund Service Providers
Current and retired trustees of Victory advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to the Trust.
Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi annual report, and SAI are available from your financial intermediary or plan sponsor.
Minimum Initial Purchase
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

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The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
Additional Purchases
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Effective Date of Purchase
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their

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customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Payment
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

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Redeeming Shares
Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Fund Shares:
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven business days from the purchase date.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.

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Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt.
Exchanges and Share Class Conversions
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other USAA Mutual Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
■Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
■To exchange between USAA Mutual Funds, the other USAA Mutual Fund you wish to exchange into must be eligible for exchange with your Fund.
■Shares of the USAA Mutual Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.

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Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on VictoryFunds.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
An exchange of Fund shares for shares of another USAA Mutual Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

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Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Mutual Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an account opened directly with the Fund. All website transactions should be placed online at VictoryFunds.com.

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Internet Access
■Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■Review account information and make most account transactions.
Telephone Access
■To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
Mail
■If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 182593
Columbus, OH 43218-2593
Registered or Express Mail:
USAA Mutual Funds
4249 Easton Way
Suite 400
Columbus, OH 43219
Bank Wire
■To add to your account or request a redemption by bank wire, visit the VictoryFunds.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the VictoryFunds.com website or call (800) 235-8396 for assistance.

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Important Transaction Information
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds. The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt

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Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
■Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

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■Purchases and sales pursuant to automatic investment or withdrawal plans;
■Purchases and sales made through USAA 529 College Savings PlanTM;
■Purchases and sales made in certain separately managed accounts in wrap fee programs;
■Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
■Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

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We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■Redeem an account with less than $500, with certain limitations;
■Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.

Prospectus | 47

Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plan
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Shareholder Information
Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average

48 | USAA California Bond Fund

daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
Valuation of Securities
The Adviser has established a Pricing and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

Prospectus | 49

In addition, securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it approximates market value as determined by the Board.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Dividends and Other Distributions
Distributions from the Fund’s net investment income (“dividends”) are declared daily and distributed on the last business day of the month. For an investment account, dividends begin accruing on shares the day after payment is received. For accounts held directly with the Fund, dividends begin accruing on the day payment is received. Dividends continue to accrue through either the settlement date or the day after the settlement date of a redemption, depending on the type of account.

50 | USAA California Bond Fund

Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions in cash by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under the section titled Taxes). Some or all distributions may be subject to taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
Taxes
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
◼  Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
◼  Shareholder Taxation
If the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it will be able to pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. Accordingly, the amount of exempt-interest dividends—and, to the extent determination thereof is

Prospectus | 51

possible after reasonable effort, the part thereof constituting interest that is a Tax Preference Item—that the Fund pays to its shareholders will be reported to them annually on Forms 1099-DIV (or substitutes therefor). Shareholders’ treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.
Distributions of the Fund’s net short-term gain are taxable as ordinary income, and distributions of the Fund’s net capital gain are taxable as long-term capital gains, in each case regardless of the length of time you have held your shares in the Fund. Distributions of both net short-term gain and net capital gain are taxable whether received in cash or reinvested in additional shares of the Fund.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual or certain other non-corporate shareholder (each, an “individual shareholder”) recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will be subject to federal income tax at a maximum of 15% for a single shareholder with taxable income not exceeding $434,850 ($501,600 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which are effective for 2021 and will be adjusted for inflation annually, thereafter). If shares of the Fund that are sold at a loss have been held six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.

52 | USAA California Bond Fund

◼  Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) taxable dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■Underreports dividend or interest income or
■Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
◼  Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes, including the portion of the dividends, if any, constituting a Tax Preference Item and the percentage and source (by state) of interest income earned during the preceding year on tax-exempt securities held by that Fund. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Mailings
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
CALIFORNIA TAXATION
The following is only a summary of some of the important California personal income tax considerations generally affecting the Fund and its shareholders. This discussion is not intended as a substitute for careful planning. As a

Prospectus | 53

potential investor in the Fund, you should consult your tax adviser with specific reference to your own tax situation.
California law relating to the taxation of regulated investment companies has generally been conformed to federal law effective January 1, 2009, including to several provisions of the federal Regulated Investment Company Modernization Act of 2010 with respect to taxable years beginning on or after December 23, 2010. Any portion of the dividends paid by the Fund and derived from interest on obligations that pay interest (when such obligations are held by an individual) which is excludable from California personal income under California or federal law including obligations of certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, or Guam (“Tax-Exempt Obligations”) will be exempt from California personal income tax (although not from the California franchise tax) if, as of the close of each quarter, at least 50% of the value of the Fund’s assets consists of Tax-Exempt Obligations and the Fund reports the Tax-Exempt Obligations as exempt-interest dividends in a written statement furnished to the shareholders. The portion of the Fund’s dividends reported as California exempt-interest dividends may not exceed the amount of interest the Fund receives during its taxable years on obligations the interest on which, if held by an individual, is exempt from taxation by California, reduced by certain nondeductible expenses. To the extent a portion of the dividends is derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax (including AMT) and corporate income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Fund will be taxable to the shareholders as ordinary income.
With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its AMT. Corporations subject to the California franchise tax that invest in the Fund will not be entitled to exclude California exempt-interest dividends from gross income for franchise tax purposes. Interest on indebtedness incurred to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the shareholder for California personal income tax purposes.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.

54 | USAA California Bond Fund

This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance over the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund or share class (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before March 31, 2020, reflect that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

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USAA CALIFORNIA BOND FUND SHARES
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	11.17$	11.07$	10.92$	10.92$	11.29$
Investment Activities
Net Investment Income (Loss)	(a)0.27	(a)0.30	0.34	0.37	0.37
Net Realized and Unrealized Gain (Losses) on Investments	0.32	0.10	0.15	(b)—	(0.37)
Total from Investment Activities	0.59	0.40	0.49	0.37	(b)—
Distributions to Shareholders From
Net Investment Income	(0.27)	(0.30)	(0.34)	(0.37)	(0.37)
Total Distributions	(0.27)	(0.30)	(0.34)	(0.37)	(0.37)
Net Asset Value, End of Period	11.49$	11.17$	11.07$	10.92$	10.92$
Total Return*	5.36%	3.62%	4.61%	3.37%	0.01%
Ratios to Average Net Assets
Net Expenses**†(c)	0.56%	0.53%	0.52%	0.51%	0.51%
Net Investment Income (Loss)	2.40%	2.66%	3.15%	3.32%	3.34%
Gross Expenses(c)	0.56%	0.53%	0.52%	0.51%	0.51%
Supplemental Data
Net Assets, End of Period (000’s)	655,948$	677,785$	691,391$	674,498$	669,435$
Portfolio Turnover(d)	32%	33%	18%	6%	26%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Amount is less than $0.005 per share.
(c)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

56 | USAA California Bond Fund

USAA CALIFORNIA BOND FUND INSTITUTIONAL SHARES
Period Ended March 31,
2021(a)
Net Asset Value, Beginning of Period	11.35$
Investment Activities
Net Investment Income (Loss)	(b)0.21
Net Realized and Unrealized Gains (Losses) on Investments	0.13
Total from Investment Activities	0.34
Distributions to Shareholders From
Net Investment Income	(0.21)
Total Distributions	(0.21)
Net Asset Value, End of Period	11.48$
Total Return*(c)	3.01%
Ratios to Average Net Assets
Net Expenses**(d)	0.50%
Net Investment Income (Loss)(d)	2.44%
Gross Expenses(d)	0.94%
Supplemental Data
Net Assets, End of Period (000’s)	911$
Portfolio Turnover(c)(e)	32%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
(a)
Commenced operations on June 29, 2020.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Annualized for periods less than one year.
(e)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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USAA CALIFORNIA BOND FUND CLASS A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	11.16$	11.06$	10.91$	10.91$	11.28$
Investment Activities
Net Investment Income (Loss)	(a)0.25	(a)0.27	0.32	0.34	0.35
Net Realized and Unrealized Gain (Losses) on Investments	0.31	0.10	0.15	(b)—	(0.37)
Total from Investment Activities	0.56	0.37	0.47	0.34	(0.02)
Distributions to Shareholders From
Net Investment Income	(0.25)	(0.27)	(0.32)	(0.34)	(0.35)
Total Distributions	(0.25)	(0.27)	(0.32)	(0.34)	(0.35)
Redemption fees added to beneficial interests	—	—	—	—	(b)—
Net Asset Value, End of Period	11.47$	11.16$	11.06$	10.91$	10.91$
Total Return (Excludes Sales Charge)*	5.01%	3.36%	4.37%	3.12%	(0.24)%
Ratios to Average Net Assets
Net Expenses**†(c)	0.81%	0.78%	0.76%	0.75%	0.75%
Net Investment Income (Loss)	2.15%	2.41%	2.92%	3.08%	3.09%
Gross Expenses(c)	0.88%	0.78%	0.76%	0.75%	0.75%
Supplemental Data
Net Assets, End of Period (000’s)	6,783$	6,381$	7,005$	6,985$	7,083$
Portfolio Turnover(d)	32%	33%	18%	6%	26%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Amount is less than $0.005 per share.
(c)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

58 | USAA California Bond Fund

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries
The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott, or Edward D. Jones & Co., L.P. platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
■Shares purchased through a Merrill Lynch affiliated investment advisory program
■Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

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■Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
■Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
■Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
■Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■Shares acquired through a right of reinstatement
■Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

60 | USAA California Bond Fund

■Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
■Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

Prospectus | 61

■Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
■Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■Shares purchased through a Morgan Stanley self-directed brokerage account
■Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

62 | USAA California Bond Fund

■Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
■Shares purchased in an investment advisory program
■Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
■Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
■A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account

Prospectus | 63

■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus
■Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
■Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney 1
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

64 | USAA California Bond Fund

■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Shares acquired through a right of reinstatement
■Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
■Shares sold upon the death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
■Shares purchased in connection with a return of excess contributions from an IRA account
■Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s Prospectus.
■Shares sold to pay Janney fees but only if the transaction is initiated by Janney
■Shares acquired through a right of reinstatement
■Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent 1
■Breakpoints as described in this Prospectus
■Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1  Also referred to as an “initial sales charge.”

Prospectus | 65

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the USAA Mutual Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints available at Edward Jones
■Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
■The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

66 | USAA California Bond Fund

Letter of Intent (“LOI”)
■Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
■Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■Shares purchased in an Edward Jones fee-based program.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

Prospectus | 67

■Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■The death or disability of the shareholder.
■Systematic withdrawals with up to 10% per year of the account value.
■Return of excess contributions from an Individual Retirement Account (“IRA”).
■Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■Shares exchanged in an Edward Jones fee-based program.
■Shares acquired through NAV reinstatement.
■Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■Initial purchase minimum: $250
■Subsequent purchase minimum: none

68 | USAA California Bond Fund

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■A fee-based account held on an Edward Jones platform
■A 529 account held on an Edward Jones platform
■An account with an active systematic investment plan or LOI
Exchanging Share Classes
■At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by or through a 529 Plan
■Shares purchased through an OPCO affiliated investment advisory program
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

Prospectus | 69

■A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■Employees and registered representatives of OPCO or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
■Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

70 | USAA California Bond Fund

Front-end Sales Load Waiver on Class A Shares
■Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Prospectus | 71

Appendix B — Taxable-Equivalent Yield Table for 2021
Combined 2021 Federal and California State Income Tax Rates
Assuming a Federal Marginal Tax Rate of*:	24.00%	35.80%	38.80%	40.80%
and a State Rate of:	9.30%	11.30%	11.30%	12.30%
The Effective Marginal Tax Rate Would be:	31.07%	43.05%	45.72%	48.08%
To Match a Double Tax-Free Yield of:	A Fully Taxable Investment Would Have to Pay You:
1.00%	1.45%	1.76%	1.84%	1.95%
1.50%	2.18%	2.63%	2.76%	2.93%
2.00%	2.90%	3.51%	3.68%	3.91%
2.50%	3.63%	4.39%	4.61%	4.88%
3.00%	4.35%	5.27%	5.53%	5.86%
3.50%	5.08%	6.15%	6.45%	6.84%
4.00%	5.80%	7.02%	7.37%	7.81%
4.50%	6.53%	7.90%	8.29%	8.79%
5.00%	7.25%	8.78%	9.21%	9.77%
5.50%	7.98%	9.66%	10.13%	10.74%
6.00%	8.70%	10.54%	11.05%	11.72%
6.50%	9.43%	11.41%	11.97%	12.70%
7.00%	10.16%	12.29%	12.90%	13.67%
* The above marginal rates reflect the 3.8% additional tax on “net investment income” of individuals, estates, and trusts that exceeds certain thresholds. See the section titled Taxes – Shareholder Taxation of the prospectus.
Where applicable, the table assumes the highest state rates corresponding to the federal marginal tax rate.
A fully taxable investment is a bond that pays taxable interest or shares of a mutual fund that does not pay exempt-interest dividends.
This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA Mutual Funds.
These rates were selected as examples that would be relevant to most taxpayers.

72 | USAA California Bond Fund

NOTES

NOTES

NOTES

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Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus, which means it is legally part of the prospectus.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
How to Obtain Information: You may obtain a free copy of the SAI, annual or semi annual reports, or to ask other questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the USAA Mutual Funds at the address or telephone number below, or by contacting your financial intermediary.
By mail: USAA Mutual Funds P.O. Box 182593 Columbus, OH 43218-2593	By telephone: Call USAA Mutual Funds at (800) 235-8396
You also can obtain information about the Fund (including the SAI and other reports) from the SEC on the SEC’s EDGAR database at http://www.sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

14254-0821

August 1, 2021
Prospectus
USAA New York Bond Fund

Fund Shares	Institutional Shares	Class A
USNYX	UNYIX	UNYBX
Shares of the Fund are offered only to New York residents. The delivery of this prospectus is not an offer in any state where shares of the Fund may not lawfully be made.
Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictoryFunds.com
800-235-8396

Investment Objective
The USAA New York Bond Fund (the “Fund”) provides New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Purchases on page 26 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your investment professional.
Shareholder Fees
(fees paid directly from your investment)

	Fund Shares	Inst. Shares	Class A1
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sales price)	None	None	None[2]
1
Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.
2
A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

Prospectus | 1

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares	Class A
Management Fee	0.38%[3]	0.37%[3]	0.37%[3]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.28%	0.40%	0.34%
Total Annual Fund Operating Expenses	0.66%	0.77%	0.96%
Fee Waiver/Reimbursement from Adviser	None	(0.16%)	(0.07%)
Total Annual Fund Operating Expenses after Reimbursement	0.66% [4]	0.61% [4]	0.89% [4]
3
The management fee (which is equal to annualized rate of 0.37% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average net assets of a share class) based on a share class’ performance relative to the Lipper New York Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.65% of the Fund Shares, 0.61% for the Institutional Shares, and 0.90% of the Class A shares (formerly, Adviser Shares) through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

2 | USAA New York Fund

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$67	$211	$368	$822
Inst. Shares	$62	$215	$397	$925
Class A	$314	$511	$731	$1,364
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
The portfolio turnover would be 15% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.
Principal Investment Strategy
The Fund invests primarily in long-term investment-grade securities issued by the state of New York, its political subdivisions, municipalities and public authorities, instrumentalities, and by other government entities, the interest on which is excludable from gross income for federal income tax and New York State and New York City personal income tax purposes (referred to herein as “New York tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of New York tax-exempt securities. This policy may be changed only by a shareholder vote. The Fund’s dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.

Prospectus | 3

Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The Fund’s investments are subject to the following principal risks:
State-Specific Risk – Because the Fund invests primarily in New York tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in New York to pay interest or repay principal, which may impact the Fund’s performance. The Fund is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states. While New York State’s economy is broad, it does have concentrations in the financial services industry and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past, and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of New York State; and when New York City experiences financial difficulty, it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York State has at times been somewhat slower than the nation overall. The economic and financial condition of New York State also may be affected by various financial, social, economic, and political factors. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks.
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments

4 | USAA New York Fund

will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance.

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In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Changes in Tax Law Risk – Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer. Since its inception, the Fund has not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and the Fund does not intend to invest in any securities that earn any such income in the future. Nevertheless, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Class A. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

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Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares but not any difference in the fees and expenses. The Institutional Shares commenced operations on June 29, 2020, and will not present performance information until it has one full calendar year of operation.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2021, was 2.88%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.91%	June 30, 2011
Lowest Quarter Return	-4.21%	June 30, 2013
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as

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an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares
Return Before Taxes	3.68%	3.25%	4.48%
Return After Taxes on Distributions	3.68%	3.25%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares	3.39%	3.26%	4.32%
Class A
Return Before Taxes	3.44%	3.01%	4.22%
Indexes
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.21%	3.91%	4.63%
Lipper New York Municipal Debt Funds Index (reflects no deduction for taxes)	3.49%	3.80%	4.44%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

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Portfolio Managers
	Title	Tenure with the Fund
Regina G. Conklin, CPA, CFA	Senior Portfolio Manager	Since 2010
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since March 2021
Purchase and Sale of Shares

Investment Minimums	Fund Shares	Inst. Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares any business day through the VictoryFunds.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. Only New York residents may purchase into the USAA New York Bond Fund. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for IRAs, gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

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Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal, New York State, and New York City income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Victory Capital Management Inc. (“Victory Capital” or “Adviser”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
◼  What is the Fund’s investment objective?
The Fund has a common investment objective of providing New York investors with a high level of current interest income that is excludable from gross income for federal income tax and New York State and New York City personal income tax purposes (“tax-exempt”). The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
◼  What is the Fund’s investment strategy?
The Fund primarily invests its assets in securities issued by the state of New York, its political subdivisions, municipalities and public authorities, instrumentalities, and by other governmental entities if, in the opinion of counsel to the issuer, the interest from such obligations is excludable from gross income for federal income tax purposes and is exempt from New York State and New York City personal income taxes.
We refer to these securities, which include municipal debt obligations that have been issued by the state of New York and its political subdivisions and duly constituted state and local authorities and corporations, as New York tax-exempt securities. New York tax-exempt securities generally are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and loans to other public institutions and facilities. Under the Tax Cuts and Jobs Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal income tax.
◼  What types of tax-exempt securities will be included in the Fund’s portfolio?
The Fund’s assets may be invested in, among other things, any of the following tax-exempt securities, except as otherwise noted:
❖  general obligation bonds, which are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

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❖  revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.
❖  municipal lease obligations, which are backed by the municipality’s covenant to budget for the payments due under the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause (giving the municipality the right to discontinue “appropriation” or funding for the project associated with the municipal lease obligation without causing a default event) and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.
❖  industrial development revenue bonds, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities.
❖  inverse floating rate securities, which are securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and, thus, are considered leveraged investments in an underlying municipal bond. Up to 10% of the Fund's net assets may be invested in inverse floating rate securities (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund may seek to buy these securities at attractive values and yields that over time more than compensate the Fund for the securities’ price volatility.
❖  securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest

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rate are fixed at the time of commitment, the Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.
❖  synthetic instruments, which combine a municipality’s obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.
❖  variable-rate demand notes (“VRDNs”) provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs normally trade as if the maturity is the earlier put date, even though stated maturity is longer.
In addition, up to 15% of the Fund's net assets may be invested in securities that are illiquid. Illiquid securities generally are those securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.
◼  What percentage of the Fund’s assets will be invested in New York tax-exempt securities?
During normal market conditions, at least 80% of the Fund’s net assets will consist of New York tax-exempt securities. This policy may only be changed by a shareholder vote.
In addition, the Fund may invest up to 20% of its assets in securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, or Guam that are exempt from federal and state personal income taxes.
◼  Are the Fund’s investments diversified among many different issuers?
The Fund is considered diversified under the federal securities laws, which generally means that the Fund must comply with certain limitations on the amount that it may invest in any single issuer. The Fund, of course, is concentrated geographically through the purchase of New York tax-exempt securities. For further discussion of diversification, see Investment Policies in the Fund’s statement of additional information (“SAI”).
The Fund also may not invest more than 25% of its assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, the Fund may invest more than 25% of the its assets in tax-exempt

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industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.
◼  What are the potential risks associated with concentrating such a large portion of the Fund’s assets in one state?
The Fund is subject to credit and interest rate risks, as described further herein, which could be magnified by the Fund’s concentration in New York issuers. New York tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of New York issuers to pay interest or repay principal in a timely manner. For example, New York issuers may be affected by changing conditions in the financial markets and the corresponding impact that may have on the financial services sector. Therefore, the Fund is affected by events within New York to a much greater degree than a more geographically diversified fund.
A particular development may not directly relate to the Fund’s investments but nevertheless might depress the entire market for the state’s tax-exempt securities and, therefore, adversely impact the Fund’s performance. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks.
An investment in the Fund may be riskier than an investment in other types of tax-exempt funds because of this concentration.
The following are examples of just some of the events that may depress valuations for New York tax-exempt securities for an extended period of time:
❖ Uncertain economic recovery from the COVID-19 pandemic.
❖ Changes in state laws.
❖ Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.
❖ Natural disasters such as floods, storms, hurricanes, droughts, wildfires, or earthquakes and public health crises such as pandemics, and governments’ reactions to such events.
❖ Bankruptcy, financial distress, or a downgrade in the credit quality of a prominent municipal issuer within the state.
❖ Economic issues that affect critical industries or large employers or that weaken real estate prices.
❖ Reductions in federal or state spending.
❖ Imbalance in the supply and demand for municipal securities.
❖ Developments that may change the tax treatment of New York tax-exempt securities.

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In addition, because the Fund invests in securities that possess a demand feature and, thus, are dependent on banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.
Other considerations affecting the Fund’s investments in New York tax-exempt securities are summarized in the SAI under Special Risk Considerations.
◼  Does the Fund purchase bonds guaranteed by bond insurance?
Yes. Some of the bonds we purchase for the Fund are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Fund. However, this insurance may not eliminate the risk of investing in the issuer.
◼  Will any portion of the distributions from the Fund be subject to federal income tax?
During normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be excluded from a shareholder’s gross income for federal income tax purposes (exempt-interest dividends) and will be exempt from New York State and City personal income taxes. This policy may be changed only by a shareholder vote. Furthermore, it is our intention generally to purchase only securities that pay interest income exempt from federal income tax.
However, gains and losses realized from trading securities, including tax-exempt securities, that occur during the normal course of managing the Fund may result in net realized capital gain distributions. The Internal Revenue Code of 1986, as amended (the “Code”), treats these distributions differently than exempt-interest dividends in the following ways:
❖ Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.
❖ Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable as long-term capital gains, regardless of the length of time you have held your shares in the Fund.
❖ Distributions of both short-term and long-term net realized capital gains are taxable whether received in cash or reinvested in additional shares.
◼  Will distributions by the Fund be a tax preference item for purposes of the federal AMT (Tax Preference Item)?
During normal market conditions, at least 80% of the Fund’s annual income (and, therefore, its net investment income dividends) will not be a Tax Preference Item. This policy may be changed only by a shareholder vote. However, since its inception, the Fund has not distributed any income that is a Tax Preference Item for individual taxpayers. We could reconsider this policy

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based on changes to federal tax laws, our understanding of the implication of those laws to our shareholders, or market dynamics. However, of course, changes in federal tax laws or other unforeseen circumstances could result in the Fund earning income that is a Tax Preference Item.
◼  What is the credit quality of the Fund's investments at the time of purchase?
Under normal market conditions, we will invest the Fund’s assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) or in the highest short-term rating category by such rating agencies as Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).
Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee of an obligor that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”). Below are investment-grade ratings for two of the current NRSROs approved by the SEC:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s	At least Baa3	At least Prime–3 or MIG 3
S&P	At least BBB–	At least A–3 or SP–2
If a security does not meet the requirements set forth above or is unrated, the Fund’s Adviser will make a determination that the unrated security is of equivalent investment quality to a comparable security of the same issuer that is rated by a NRSRO.
In addition, the Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities (also known as “junk” bonds). Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than higher quality securities.
At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded also may be less liquid than the market for investment-grade securities.
On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund. On securities possessing a third-party guarantor, we reserve the right to place such security

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in the rating category of the underlying issuer (or if unrated in the comparable rating category as determined by us), if the third-party guarantor is no longer relied upon for ratings eligibility.
You will find a further description of tax-exempt ratings in the SAI.
◼  What is the Fund’s portfolio-weighted average maturity and how is it calculated?
While the Fund’s portfolio-weighted average maturity is not restricted, we expect it to be greater than 10 years. To determine a security’s maturity for purposes of calculating the Fund’s portfolio-weighted average maturity, we may estimate the expected time in which the security’s principal is to be paid in full. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund’s portfolio-weighted average maturity, see Investment Policies in the SAI.
◼  How are the decisions to buy and sell securities made?
We manage the Fund based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the amount of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond. We generally intend to hold investments until maturity, resulting in lower portfolio turnover in the Fund, although these intentions may be adjusted in response to the market or other events.
Temporary Defensive Strategy
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective. To the extent that these temporary investments produce taxable income, that income may result in the Fund not fully achieving its investment objective during the time it is in the temporary defensive posture.
Risks
The following provides additional information about the Fund's principal risks and supplements those risks discussed in the Fund's Summary section of this Prospectus. The Fund's SAI provides more detail about these risks and other risks that the Fund may be subject to that are not considered to be primary risks.
State-Specific Risk: Because the Fund invests primarily in New York tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in that state. For more information, see the SAI.

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Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (“NAV”) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.
Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the

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expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
■ If interest rates increase, the yield of the Fund may increase and the market value of the Fund's securities may decline, adversely affecting the Fund’s NAV and total return.
■ If interest rates decrease, the yield of the Fund may decrease, and the market value of the Fund's securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued, or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.

20 | USAA New York Fund

The credit and interest rate risks may be magnified because the Fund concentrates its investments in New York tax-exempt securities.
Call Risk: Many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage.
■Intermediate- and long-term municipal bonds have the greatest call risk because most municipal bonds may not be called until after 10 years from the date of issue. The period of “call protection” may be longer or shorter than 10 years; but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of 10 years or less are not callable.
■Although bond prices rise when interest rates drop, falling interest rates create the environment necessary to “call” the higher-yielding bonds from the Fund. When bonds are called, the Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk: Liquidity in the tax-exempt bond market may be reduced for a number of reasons including as a result of overall economic conditions and credit tightening. During times of reduced market liquidity, there may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell at the time desired.
In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (“COVID-19”) have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Changes in Tax Law Risk: In order to attempt to pay interest that is exempt from federal or state and local income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest earned and distributed to shareholders by the Fund to be taxable. In addition, interest from one or more municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer. Changes or proposed changes in federal or state income tax or other laws also may cause the prices of tax-exempt securities to fall. Since inception, the Fund has not distributed any income that is a Tax Preference Item for individual taxpayers; and we do not intend to invest in any securities that earn any such income in the future. A portion of the Fund’s otherwise exempt-interest dividends may be taxable to shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.

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Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
Large Shareholders Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Redemption Risk: A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Structural Risk: VRDNs generally are long-term municipal bonds with a demand feature that is used to shorten the maturity. The demand feature represents the right to sell the security back to the remarketer or liquidity

22 | USAA New York Fund

provider for repurchase on short notice, normally one day or seven days. Usually, the demand feature is backed by a letter of credit or similar guarantee from a bank. Since we are relying on the demand feature to shorten maturity, the ability to exercise the demand feature would be dependent upon the bank. We would only purchase VRDNs where we were comfortable that the banks would be able to honor their obligation on the demand feature.
Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, typically is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment. We will not purchase a synthetic instrument unless we believe there is only minimal risk that we will not be able to exercise our tender option.
Additional Information
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's SAI (the back cover of this prospectus tells you how to do this).
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund's website at VictoryFunds.com.
Fund Management
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. The Fund is one of 46 mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. As of June 30, 2021, the Adviser managed assets

Prospectus | 23

totaling in excess of $161.9 billion for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Fund's Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's most recent annual report to shareholders for the period ended March 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The Fund’s base investment management fee, which is accrued daily and paid monthly, is computed as a percentage of the average daily net assets of the Fund, and is equal on an annual basis to 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% for that portion of average daily net assets over $100 million. The fee is allocated monthly to each share class of the Fund based on average daily net assets.
The performance adjustment for the Fund is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of the Lipper New York Municipal Debt Funds Index over the performance period. The performance adjustment for each class is calculated monthly by comparing the Fund’s performance to that of the Lipper New York Municipal Debt Funds Index, which tracks the total return performance of the largest funds within the Lipper New York Municipal Debt Funds category. This category includes funds that limit their assets to those securities that are exempt from taxation in the New York State and New York City. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:

Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

24 | USAA New York Fund

To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
For the performance period July 1, 2020, to March 31, 2021, performance adjustments were 0.01%, less than 0.01%, and less than (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the share class had overall negative returns during the performance period.
On November 6, 2018, United Services Automobile Association (“USAA”), the parent company of USAA Asset Management Company (“AMCO”), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. (“Victory Capital”).
On July 1, 2019, Victory Capital replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.
See Fees and Expenses in this prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the

Prospectus | 25

Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
Regina G. Conklin, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has managed the Fund since 2010. Ms. Conklin has 26 years of investment management experience. For 28 years, Ms. Conklin was with USAA, 24 years of which were in investment management with AMCO, which was acquired by the Adviser’s parent company in 2019. Ms. Conklin is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.
Andrew Hattman, CFA, CAIA, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2019. Mr. Hattman has nine years of investment management experience, eight years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.
Lauren Spalten, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Funds since March 2021. In 2018, Ms. Spalten joined USAA Investments, which was acquired by the Adviser’s parent company in 2019, as a Municipal Analyst covering the Southeast region. Prior to joining USAA, Ms. Spalten was an Associate Director at Standard & Poor’s (now S&P Global Ratings), where she specialized in evaluating creditworthiness of state and local governments across the Southwest United States. Ms. Spalten has additional experience in commercial real estate development and business plan development, primarily for medical and non-profit entities.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.

26 | USAA New York Fund

As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Taxpayer Identification Number
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code. See the section titled Taxes for additional tax information.
Investing With the USAA Mutual Funds
If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the USAA Mutual Funds. These sections describe many of the share classes currently offered by the USAA Mutual Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and R6 Shares are available for purchase only by eligible shareholders. In addition, not all USAA Mutual Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your investment professional for specific details.

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We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at 800-235-8396. They will be happy to assist you.
Choosing a Share Class
Fund Shares:
■No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
■Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Typically, lower annual expenses than all classes except Institutional and R6 Shares.
Institutional Shares:
■No front-end sales charge or CDSC. All your money goes to work for you right away.
■Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Institutional Shares are only available to certain investors.
■Typically, lower annual expenses than all classes except R6 Shares.
Class A:
■Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
■A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■Class A shares also pay ongoing distribution and/or service (12b-1) fees.
■Lower annual expenses than Class C shares.
Class C:
■No front-end sales charge. All your money goes to work for you right away.

28 | USAA New York Fund

■A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■Class C shares also pay ongoing distribution and/or service (12b-1) fees.
■Higher annual expenses than all other classes of shares.
R6 Shares:
■No front-end sales charge or CDSC. All your money goes to work for you right away.
■Class R6 Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Class R6 Shares are only available to certain investors.
■Typically lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion. In addition, a fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.

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Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents. Only New York residents may purchase into the Fund.
Fund Shares:
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares may be purchased by: (1) investors purchasing through discretionary managed account programs and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies; (2) brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; and (3) institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
Class A and Class C Shares:
Class A and Class C shares generally are made available through a retirement account or a financial intermediary and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”

30 | USAA New York Fund

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the USAA Mutual Funds or your investment professional at the time you purchase shares of the existence of the other USAA accounts or purchases of USAA Mutual Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other USAA Mutual Funds held in your USAA accounts and any linked accounts, such as accounts opened with a different financial intermediary.
The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Less than $100,000	2.25%	2.30%
$100,000 up to $249,999	1.75%	1.78%
Over $250,000[1]	0.00%	0.00%
1
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions and Waivers for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with current information regarding shares of any USAA Mutual Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the USAA Mutual Funds held in: any accounts (e.g., retirement accounts) established (i) with the USAA Mutual Funds and your investment

Prospectus | 31

professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other USAA Mutual Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios’ Mutual Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
❖  Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
❖  Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other USAA Mutual Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
❖  Right of Accumulation – You may add the value of any other USAA Mutual Funds of any share class that you already own (except money market funds and any assets held in group retirement plans), to the amount of your next Class A investment to determine if your additional

32 | USAA New York Fund

investment will qualify for a sales charge breakpoint. The value of the other USAA Mutual Funds of any share class that you already own (except money market funds and any assets held in group retirement plants) will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your USAA Mutual Funds of any share class (except money market funds and any assets held in group retirement plans or those held by your spouse (including domestic partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your investment professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
❖  Combination Privilege – You may combine the value in accounts of multiple USAA Mutual Funds of any share class (except money market funds and any assets held in group retirement plans) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
❖  Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
❖  Waiver – The USAA Mutual Funds will completely waive the sales charge for Class A shares in the following cases:
■Purchases of $250,000 or more;
■Purchases by certain individuals associated with the USAA Mutual Funds or service providers (see “Eligibility of Individuals Associated with the USAA Mutual Funds and Fund Service Providers”);
■Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
■Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;

Prospectus | 33

■Reinvestment of proceeds from a liquidation distribution of Class A shares of USAA Mutual Funds held in a deferred compensation plan, agency, trust, or custody account;
■Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
■Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
■Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
■Investors that have an investment account with the Adviser; and
■Individuals who reinvest the proceeds of redemptions from Institutional Shares or R6 Shares of USAA Mutual Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your

34 | USAA New York Fund

shares for Class C shares of another USAA Fund or Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any USAA Fund or Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
❖ To the extent that the shares redeemed:
■are no longer subject to the holding period for such shares;
■resulted from reinvestment of distributions; or
■were exchanged for shares of another USAA Mutual Fund or Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
❖ Following the death or post-purchase disability of:
■a registered shareholder on an account; or
■a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
❖ Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
■required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;

Prospectus | 35

■tax free returns of excess contributions or returns of excess deferral amounts;
■distributions on the death or disability of the account holder;
■distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
■distributions as a result of separation of service;
❖ Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
❖ In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
❖ When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
❖ Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
R6 Shares:
Class R6 shares may only be purchased by or through:
■Endowment funds and foundations;
■Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
■Advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Program”); and
■Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.

36 | USAA New York Fund

Eligibility of Individuals Associated with the Funds and Fund Service Providers
Current and retired trustees of Victory advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to the Trust.
Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi annual report, and SAI are available from your financial intermediary or plan sponsor.
Minimum Initial Purchase
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

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The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
Additional Purchases
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Effective Date of Purchase
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their

38 | USAA New York Fund

customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Payment
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

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Redeeming Shares
Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Fund Shares:
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven business days from the purchase date.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.

40 | USAA New York Fund

Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt.
Exchanges and Share Class Conversions
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other USAA Mutual Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
■Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
■To exchange between USAA Mutual Funds, the other USAA Mutual Fund you wish to exchange into must be eligible for exchange with your Fund.
■Shares of the USAA Mutual Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.

Prospectus | 41

Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on VictoryFunds.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
An exchange of Fund shares for shares of another USAA Mutual Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

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Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Mutual Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an account opened directly with the Fund. All website transactions should be placed online at VictoryFunds.com.

Prospectus | 43

Internet Access
■Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■Review account information and make most account transactions.
Telephone Access
■To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
Mail
■If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 182593
Columbus, OH 43218-2593
Registered or Express Mail:
USAA Mutual Funds
4249 Easton Way
Suite 400
Columbus, OH 43219
Bank Wire
■To add to your account or request a redemption by bank wire, visit the VictoryFunds.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the VictoryFunds.com website or call (800) 235-8396 for assistance.

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Important Transaction Information
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds. The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt

Prospectus | 45

Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
■Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

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■Purchases and sales pursuant to automatic investment or withdrawal plans;
■Purchases and sales made through USAA 529 College Savings PlanTM;
■Purchases and sales made in certain separately managed accounts in wrap fee programs;
■Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
■Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

Prospectus | 47

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■Redeem an account with less than $500, with certain limitations;
■Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.

48 | USAA New York Fund

Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plan
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Shareholder Information
Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average

Prospectus | 49

daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
Valuation of Securities
The Adviser has established a Pricing and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

50 | USAA New York Fund

In addition, securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it approximates market value as determined by the Board.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Dividends and Other Distributions
Distributions from the Fund’s net investment income (“dividends”) are declared daily and distributed on the last business day of the month. For an investment account, dividends begin accruing on shares the day after payment is received. For accounts held directly with the Fund, dividends begin accruing on the day payment is received. Dividends continue to accrue through either the settlement date or the day after the settlement date of a redemption, depending on the type of account.

Prospectus | 51

Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions in cash by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under the section titled Taxes). Some or all distributions may be subject to taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
Taxes
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
◼  Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
◼  Shareholder Taxation
If the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it will be able to pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. Accordingly, the amount of exempt-interest dividends—and, to the extent determination thereof is

52 | USAA New York Fund

possible after reasonable effort, the part thereof constituting interest that is a Tax Preference Item—that the Fund pays to its shareholders will be reported to them annually on Forms 1099-DIV (or substitutes therefor). Shareholders’ treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.
Distributions of the Fund’s net short-term gain are taxable as ordinary income, and distributions of the Fund’s net capital gain are taxable as long-term capital gains, in each case regardless of the length of time you have held your shares in the Fund. Distributions of both net short-term gain and net capital gain are taxable whether received in cash or reinvested in additional shares of the Fund.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual or certain other non-corporate shareholder (each, an “individual shareholder”) recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will be subject to federal income tax at a maximum of 15% for a single shareholder with taxable income not exceeding $434,850 ($501,600 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which are effective for 2021 and will be adjusted for inflation annually, thereafter). If shares of the Fund that are sold at a loss have been held six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.

Prospectus | 53

◼  Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) taxable dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■Underreports dividend or interest income or
■Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
◼  Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes, including the portion of the dividends, if any, constituting a Tax Preference Item and the percentage and source (by state) of interest income earned during the preceding year on tax-exempt securities held by that Fund. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Mailings
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

54 | USAA New York Fund

NEW YORK TAXATION
The following is only a general summary of certain New York State and New York City tax considerations generally affecting the Fund’s shareholders. This is not intended as a substitute for careful tax planning. Potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.
The Fund intends to satisfy the requirements of applicable law so as to pay dividends, as described below, that are exempt from New York State and New York City personal income taxes. Dividends derived from interest on qualifying New York tax-exempt securities (which for this purpose generally includes obligations of the state of New York and its political subdivisions and the governments of Puerto Rico, the U.S. Virgin Islands, Guam, and other U.S. territories) will be exempt from New York State and New York City personal income taxes, but will be required to be included in “entire net income” for the purpose of the New York State corporate franchise tax and New York City general corporation tax. Gain from the redemption or other disposition of shares of the Fund generally will be subject to New York State personal income and New York City personal income taxes and required to be included in “entire net income” for purposes of determining the New York corporate franchise tax and New York City general corporation tax. Investment in the Fund, however, may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Dividends and distributions derived from income (including capital gains on all New York tax-exempt securities) other than interest on qualifying New York tax-exempt securities are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York State and New York City personal income tax purposes. You will receive an annual notification stating your portion of the Fund’s tax-exempt income attributable to qualified New York tax-exempt securities.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the

Prospectus | 55

service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

56 | USAA New York Fund

Financial Highlights
The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance over the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund or share class (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before March 31, 2020, reflect that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 57

USAA NEW YORK BOND FUND SHARES
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	11.80$	11.87$	11.76$	11.88$	12.28$
Investment Activities
Net Investment Income (Loss)	(a)0.34	(a)0.38	0.40	0.41	0.42
Net Realized and Unrealized Gain (Losses) on Investments	0.31	(0.07)	0.11	(0.12)	(0.41)
Total from Investment Activities	0.65	0.31	0.51	0.29	0.01
Distributions to Shareholders From
Net Investment Income	(0.34)	(0.38)	(0.40)	(0.41)	(0.41)
Total Distributions	(0.34)	(0.38)	(0.40)	(0.41)	(0.41)
Net Asset Value, End of Period	12.11$	11.80$	11.87$	11.76$	11.88$
Total Return*	5.61%	2.60%	4.41%	2.45%	0.10%
Ratios to Average Net Assets
Net Expenses**†	0.66%	0.61%	0.60%	0.59%	0.61%
Net Investment Income (Loss)	2.87%	3.17%	3.39%	3.43%	3.41%
Gross Expenses(b)	0.66%	0.61%	0.60%	0.59%	0.61%
Supplemental Data
Net Assets, End of Period (000’s)	207,085$	218,096$	226,973$	216,090$	208,513$
Portfolio Turnover(c)	19%	18%	15%	6%	10%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(c)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

58 | USAA New York Fund

USAA NEW YORK BOND FUND INSTITUTIONAL SHARES
Period Ended March 31,
2021(a)
Net Asset Value, Beginning of Period	11.94$
Investment Activities
Net Investment Income (Loss)	(b)0.26
Net Realized and Unrealized Gains (Losses) on Investments	0.16
Total from Investment Activities	0.42
Distributions to Shareholders From
Net Investment Income	(0.26)
Total Distributions	(0.26)
Net Asset Value, End of Period	12.10$
Total Return*(c)	3.55%
Ratios to Average Net Assets
Net Expenses**(d)	0.61%
Net Investment Income (Loss)(d)	2.86%
Gross Expenses(d)	0.77%
Supplemental Data
Net Assets, End of Period (000’s)	2,958$
Portfolio Turnover(c)(e)	19%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
(a)
Commenced operations on June 29, 2020.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Annualized for periods less than one year.
(e)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Prospectus | 59

USAA NEW YORK BOND FUND CLASS A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	11.77$	11.84$	11.73$	11.85$	12.25$
Investment Activities
Net Investment Income (Loss)	(a)0.32	(a)0.35	0.37	0.38	0.39
Net Realized and Unrealized Gain (Losses) on Investments	0.31	(0.07)	0.11	(0.12)	(0.40)
Total from Investment Activities	0.63	0.28	0.48	0.26	(0.01)
Distributions to Shareholders From
Net Investment Income	(0.32)	(0.35)	(0.37)	(0.38)	(0.39)
Total Distributions	(0.32)	(0.35)	(0.37)	(0.38)	(0.39)
Net Asset Value, End of Period	12.08$	11.77$	11.84$	11.73$	11.85$
Total Return (Excludes Sales Charge)*	5.38%	2.36%	4.16%	2.19%	(0.13)%
Ratios to Average Net Assets
Net Expenses**†(b)	0.89%	0.85%	0.85%	0.84%	0.83%
Net Investment Income (Loss)	2.65%	2.93%	3.15%	3.18%	3.19%
Gross Expenses(b)	0.96%	0.85%	0.85%	0.84%	0.83%
Supplemental Data
Net Assets, End of Period (000’s)	6,375$	6,468$	6,295$	5,971$	6,302$
Portfolio Turnover(c)	19%	18%	15%	6%	10%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(c)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

60 | USAA New York Fund

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries
The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott, or Edward D. Jones & Co., L.P. platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
■Shares purchased through a Merrill Lynch affiliated investment advisory program
■Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

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■Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
■Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
■Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
■Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■Shares acquired through a right of reinstatement
■Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

62 | USAA New York Fund

■Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
■Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

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■Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
■Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■Shares purchased through a Morgan Stanley self-directed brokerage account
■Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

64 | USAA New York Fund

■Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
■Shares purchased in an investment advisory program
■Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
■Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
■A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account

Prospectus | 65

■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus
■Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
■Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney 1
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

66 | USAA New York Fund

■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Shares acquired through a right of reinstatement
■Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
■Shares sold upon the death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
■Shares purchased in connection with a return of excess contributions from an IRA account
■Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s Prospectus.
■Shares sold to pay Janney fees but only if the transaction is initiated by Janney
■Shares acquired through a right of reinstatement
■Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent 1
■Breakpoints as described in this Prospectus
■Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1  Also referred to as an “initial sales charge.”

Prospectus | 67

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the USAA Mutual Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints available at Edward Jones
■Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
■The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

68 | USAA New York Fund

Letter of Intent (“LOI”)
■Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
■Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■Shares purchased in an Edward Jones fee-based program.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

Prospectus | 69

■Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■The death or disability of the shareholder.
■Systematic withdrawals with up to 10% per year of the account value.
■Return of excess contributions from an Individual Retirement Account (“IRA”).
■Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■Shares exchanged in an Edward Jones fee-based program.
■Shares acquired through NAV reinstatement.
■Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■Initial purchase minimum: $250
■Subsequent purchase minimum: none

70 | USAA New York Fund

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■A fee-based account held on an Edward Jones platform
■A 529 account held on an Edward Jones platform
■An account with an active systematic investment plan or LOI
Exchanging Share Classes
■At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by or through a 529 Plan
■Shares purchased through an OPCO affiliated investment advisory program
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

Prospectus | 71

■A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■Employees and registered representatives of OPCO or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
■Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

72 | USAA New York Fund

Front-end Sales Load Waiver on Class A Shares
■Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Prospectus | 73

Appendix B — Taxable-Equivalent Yield Table for 2021
Combined 2021 Federal Income and New York State Personal Income Tax Rates
Assuming a Federal Marginal Tax Rate of*:	24.00%	35.80%	38.80%	40.8%
and a State Rate of:	6.33%	6.33%	6.85%	6.85%
The Effective Marginal Tax Rate Would be**:	28.81%	39.86%	42.99%	44.86%
To Match a Double Tax-Free Yield of:	A Fully Taxable Investment Would Have to Pay You:
1.00%	1.40%	1.66%	1.75%	1.81%
1.50%	2.11%	2.49%	2.63%	2.72%
2.00%	2.81%	3.33%	3.51%	3.63%
2.50%	3.51%	4.16%	4.39%	4.53%
3.00%	4.21%	4.99%	5.26%	5.44%
3.50%	4.92%	5.82%	6.14%	6.35%
4.00%	5.62%	6.65%	7.02%	7.25%
4.50%	6.32%	7.48%	7.89%	8.16%
5.00%	7.02%	8.31%	8.77%	9.07%
5.50%	7.73%	9.15%	9.65%	9.97%
6.00%	8.43%	9.98%	10.52%	10.88%
6.50%	9.13%	10.81%	11.40%	11.79%
7.00%	9.83%	11.64%	12.28%	12.69%
* These rates were selected as examples that would be relevant to many taxpayers filing single returns with taxable income above $86,375 or joint returns with taxable income above $172,750. Tax-free yields will be equivalent to lower taxable yields than those shown in the table for taxpayers with income below these thresholds and taxpayers otherwise subject to lower federal or state tax rates than those indicated. The marginal rates shown do not reflect New York’s top marginal tax brackets of 9.62%, 9.65%, 10.30%, and 10.90%. The marginal rates shown reflect the 3.8% additional federal tax on “net investment income” of individuals, estates, and trusts that exceeds certain thresholds.

74 | USAA New York Fund

** The Effective Marginal Tax Rate does not take into account the limited deductibility, if any, of state and local tax in computing federal tax. Beginning in 2018 the deduction generally is capped at $10,000 for the sum of state and local property taxes, income taxes, and certain other taxes. If this limited state tax deduction were taken into account, the Effective Marginal Tax Rate (and taxable equivalent yields shown in the table) for certain taxpayers would be lower than indicated in the table.

Prospectus | 75

Combined 2021 Federal Income, New York State, and New York City Personal Income Tax Rates
Assuming a Federal Marginal Tax Rate of*:	24.00%	35.80%	38.80%	40.80%
and a Combined State and City Rate of:	10.21%	10.21%	10.73%	10.73%
The Effective Marginal Tax Rate Would be**:	33.28%	44.62%	48.02%	49.95%
To Match a Double Tax-Free Yield of:	A Fully Taxable Investment Would Have to Pay You:
1.00%	1.50%	1.81%	1.92%	2.00%
1.50%	2.25%	2.71%	2.89%	3.00%
2.00%	3.00%	3.61%	3.85%	4.00%
2.50%	3.75%	4.51%	4.81%	4.99%
3.00%	4.50%	5.42%	5.77%	5.99%
3.50%	5.25%	6.32%	6.73%	6.99%
4.00%	6.00%	7.22%	7.70%	7.99%
4.50%	6.74%	8.13%	8.66%	8.99%
5.00%	7.49%	9.03%	9.62%	9.99%
5.50%	8.24%	9.93%	10.58%	10.99%
6.00%	8.99%	10.83%	11.54%	11.99%
6.50%	9.74%	11.74%	12.51%	12.99%
7.00%	10.49%	12.64%	13.47%	13.99%
*These rates were selected as examples that would be relevant to many taxpayers filing single returns with taxable income above $86,375 or joint returns with taxable income above $172,750. Tax-free yields will be equivalent to lower taxable yields than those shown in the table for taxpayers with income below these thresholds and taxpayers otherwise subject to lower federal or state tax rates than those indicated. The marginal rates shown do not reflect New York’s top marginal tax brackets of 9.62%, 9.65%, 10.30%, and 10.90%. The marginal rates shown also do not reflect the 3.8% additional federal tax on “net investment income” of individuals, estates, and trusts that exceeds certain thresholds.
**The Effective Marginal Tax Rate does not take into account the limited deductibility, if any, of state and local tax in computing federal tax. Beginning in 2018 the deduction generally is capped at $10,000 for the sum of state and local property taxes, income taxes, and certain other taxes. If this limited state

76 | USAA New York Fund

tax deduction were taken into account, the Effective Marginal Tax Rate (and taxable equivalent yields shown in the table) for certain taxpayers would be lower than indicated in the table.
*The above marginal rates reflect the 3.8% additional tax on “net investment income” of individuals, estates, and trusts that exceeds certain thresholds. See the section titled Taxes – Shareholder Taxation of the prospectus.
Where applicable, the tables assume that federal taxable income is equal to state and city taxable income, and that the highest state and city rates corresponding to the federal marginal tax rate are applicable. An investor’s tax rates may exceed the rates shown in the above tables if such investor does not itemize deductions for federal income tax purposes or due to the reduction or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For taxpayers who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Likewise, for shareholders who are subject to income taxation by states other than New York, tax-free yields may be equivalent to lower taxable yields than federal, state and city tax rates, are subject to change those shown above. The above tables do not apply to corporate investors.
A fully taxable investment is a bond that pays taxable interest or shares of a mutual fund that does not pay exempt-interest dividends.
This table is a hypothetical illustration and should not be considered an indication of fund performance of any of the USAA Mutual Funds.

Prospectus | 77

NOTES

NOTES

NOTES

RECEIVE ALL YOUR DOCUMENTS ONLINE
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Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus, which means it is legally part of the prospectus.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
How to Obtain Information: You may obtain a free copy of the SAI, annual or semi annual reports, or to ask other questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the USAA Mutual Funds at the address or telephone number below, or by contacting your financial intermediary.
By mail: USAA Mutual Funds P.O. Box 182593 Columbus, OH 43218-2593	By telephone: Call USAA Mutual Funds at (800) 235-8396
You also can obtain information about the Fund (including the SAI and other reports) from the SEC on the SEC’s EDGAR database at http://www.sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

17001-0821

August 1, 2021
Prospectus
USAA Virginia Bond Fund

Fund Shares	Institutional Shares	Class A
USVAX	UVAIX	UVABX
Shares of the Fund are offered only to Virginia residents. The delivery of this prospectus is not an offer in any state where shares of the Fund may not lawfully be made.
Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictoryFunds.com
800-235-8396

Investment Objective
The USAA Virginia Bond Fund (the “Fund”) provides Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available under Purchases on page 25 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your investment professional.
Shareholder Fees
(fees paid directly from your investment)

	Fund Shares	Inst. Shares	Class A1
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sales price)	None	None	None[2]
1
Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.
2
A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

Prospectus | 1

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares	Class A
Management Fee	0.30%[3]	0.32%[3]	0.28%[3]
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.20%	0.26%	0.28%
Total Annual Fund Operating Expenses	0.50%	0.58%	0.81%
Fee Waiver/Reimbursement from Adviser	None	(0.09%)	(0.05%)
Total Annual Fund Operating Expenses after Reimbursement	0.50% [4]	0.49% [4]	0.76% [4]
3
The management fee (which is equal to annualized rate of 0.32% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average net assets of a share class) based on the share class’ performance relative to the Lipper Virginia Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.54% for the Fund Shares, 0.50% for the Institutional Shares, and 0.80% of the Class A shares (formerly, Adviser Shares) through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

2 | USAA Virginia Bond Fund

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$51	$160	$280	$628
Inst. Shares	$50	$168	$306	$709
Class A	$301	$468	$655	$1,195
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
The portfolio turnover would be 12% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.
Principal Investment Strategy
The Fund invests primarily in long-term investment-grade securities issued by the Commonwealth of Virginia, its political subdivisions, instrumentalities, and by other government entities, the interest on which is excludable from gross income for federal income tax and Virginia state income tax purposes (referred to herein as “Virginia tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of Virginia tax-exempt securities. This policy may be changed only by a shareholder vote. The Fund’s dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.

Prospectus | 3

Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The Fund’s investments are subject to the following principal risks:
State-Specific Risk – Because the Fund invests primarily in Virginia tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in Virginia, such as changes to state laws and policies, economic issues that affect critical industries, large employers, or weakened real estate prices, and existing debt levels and state budget priorities. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks. The Fund’s performance will be affected by the fiscal and economic health of Virginia and its municipalities and their ability to issue and repay debt. The Fund is more vulnerable to unfavorable developments in Virginia than are funds that invest in municipal securities of multiple states.
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other

4 | USAA Virginia Bond Fund

market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance.
In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Changes in Tax Law Risk – Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer. Since its inception, the Fund has not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and the Fund does not

Prospectus | 5

intend to invest in any securities that earn any such income in the future. Nevertheless, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Class A. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares but not any difference in the fees and expenses. The Institutional Shares commenced operations on June 29, 2020, and will not present performance information until it has one full calendar year of operation.

6 | USAA Virginia Bond Fund

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2021, was 1.29%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.66%	June 30, 2011
Lowest Quarter Return	-3.31%	June 30, 2013
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

Prospectus | 7

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares
Return Before Taxes	4.42%	3.33%	4.51%
Return After Taxes on Distributions	4.42%	3.33%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	3.62%	3.23%	4.31%
Class A
Return Before Taxes	4.14%	3.09%	4.27%
Indexes
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.21%	3.91%	4.63%
Lipper Virginia Municipal Debt Funds Index (reflects no deduction for taxes)	4.68%	3.15%	3.96%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.
Portfolio Managers
	Title	Tenure with the Fund
Regina G. Conklin, CPA, CFA	Senior Portfolio Manager	Since 2019
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since March 2021

8 | USAA Virginia Bond Fund

Purchase and Sale of Shares

Investment Minimums	Fund Shares	Inst. Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares any business day through the VictoryFunds.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593. Only Virginia residents may purchase into the USAA Virginia Bond Fund. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for IRAs, gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Prospectus | 9

Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

10 | USAA Virginia Bond Fund

Victory Capital Management Inc. (“Victory Capital” or “Adviser”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
◼  What is the Fund’s investment objective?
The Fund has an investment objective of providing Virginia investors with a high level of current interest income that is excludable from gross income for federal and Virginia state income tax purposes (“tax-exempt”). The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
◼  What is the Fund’s investment strategy?
The Fund primarily invests its assets in securities issued by the Commonwealth of Virginia, its political subdivisions, instrumentalities, and by other governmental entities if, in the opinion of counsel to the issuer, the interest from such obligations is excludable from gross income for federal income tax purposes and is exempt from Virginia state income taxes.
We refer to these securities, which include municipal debt obligations that have been issued by Virginia and its political subdivisions and duly constituted state and local authorities and corporations, as Virginia tax-exempt securities. Virginia tax-exempt securities generally are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and loans to other public institutions and facilities. Under the Tax Cuts and Jobs Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal income tax.
◼  What types of tax-exempt securities will be included in the Fund’s portfolio?
The Fund’s assets may be invested in, among other things, any of the following tax-exempt securities, except as otherwise noted:
❖  general obligation bonds, which are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Prospectus | 11

❖  revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.
❖  municipal lease obligations, which are backed by the municipality’s covenant to budget for the payments due under the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause (giving the municipality the right to discontinue “appropriation” or funding for the project associated with the municipal lease obligation without causing a default event) and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.
❖  industrial development revenue bonds, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities.
❖  inverse floating rate securities, which are securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and, thus, are considered leveraged investments in an underlying municipal bond. Up to 10% of the Fund's net assets may be invested in inverse floating rate securities (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund may seek to buy these securities at attractive values and yields that over time more than compensate the Fund for the securities’ price volatility.
❖  securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest

12 | USAA Virginia Bond Fund

rate are fixed at the time of commitment, the Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.
❖  synthetic instruments, which combine a municipality’s obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.
❖  variable-rate demand notes (“VRDNs”) provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs normally trade as if the maturity is the earlier put date, even though stated maturity is longer.
In addition, up to 15% of the  Fund's net assets may be invested in securities that are illiquid. Illiquid securities generally are those securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.
◼  What percentage of the Fund’s assets will be invested in Virginia tax-exempt securities?
During normal market conditions, at least 80% of the Fund’s net assets will consist of Virginia tax-exempt securities. This policy may only be changed by a shareholder vote.
In addition, the Fund may invest up to 20% of its assets in securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, or Guam that are exempt from federal and state personal income taxes.
◼  Are the Fund’s investments diversified among many different issuers?
The Fund is considered diversified under the federal securities laws, which generally means that the Fund must comply with certain limitations on the amount that it may invest in any single issuer. The Fund, of course, is concentrated geographically through the purchase of Virginia tax-exempt securities. For further discussion of diversification, see Investment Policies in the Fund’s Statement of Additional Information (“SAI”).
The Fund also may not invest more than 25% of its assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, the Fund may invest more than 25% of the its assets in tax-exempt

Prospectus | 13

industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.
◼  What are the potential risks associated with concentrating such a large portion of the Fund’s assets in one state?
The Fund is subject to credit and interest rate risks, as described further herein, which could be magnified by the Fund’s concentration in Virginia issuers. Virginia tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of Virginia issuers to pay interest or repay principal in a timely manner. Therefore, the Fund is affected by events within Virginia to a much greater degree than a more geographically diversified fund.
A particular development may not directly relate to the Fund’s investments but nevertheless might depress the entire market for the state’s tax-exempt securities and, therefore, adversely impact the Fund’s performance. In addition, the economic affects regarding COVID-19 may exacerbate some or all of these risks.
An investment in the Fund may be riskier than an investment in other types of tax-exempt funds because of this concentration.
The following are examples of just some of the events that may depress valuations for Virginia tax-exempt securities for an extended period of time:
❖ Uncertain economic recovery from the COVID-19 pandemic.
❖ Changes in state laws.
❖ Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.
❖ Natural disasters such as floods, storms, hurricanes, droughts, wildfires, or earthquakes and public health crises such as pandemics, and governments’ reactions to such events.
❖ Bankruptcy, financial distress, or a downgrade in the credit quality of a prominent municipal issuer within the state.
❖ Economic issues that affect critical industries or large employers or that weaken real estate prices.
❖ Reductions in federal or state spending.
❖ Imbalance in the supply and demand for municipal securities.
❖ Developments that may change the tax treatment of Virginia tax-exempt securities.

14 | USAA Virginia Bond Fund

In addition, because the Fund invests in securities that possess a demand feature and, thus, are dependent on banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.
Other considerations affecting the Fund’s investments in Virginia tax-exempt securities are summarized in the SAI under Special Risk Considerations.
◼  Does the Fund purchase bonds guaranteed by bond insurance?
Yes. Some of the bonds we purchase for the Fund are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Fund. However, this insurance may not eliminate the risk of investing in the issuer.
◼  Will any portion of the distributions from the Fund be subject to federal income tax?
During normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be excluded from a shareholder’s gross income for federal income tax purposes (exempt-interest dividends) and will be exempt from Virginia state income taxes. This policy may be changed only by a shareholder vote. Furthermore, it is our intention generally to purchase only securities that pay interest income exempt from federal income tax.
However, gains and losses realized from trading securities, including tax-exempt securities, that occur during the normal course of managing the Fund may result in net realized capital gain distributions. The Internal Revenue Code of 1986, as amended (the “Code”), treats these distributions differently than exempt-interest dividends in the following ways:
❖ Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.
❖ Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable as long-term capital gains, regardless of the length of time you have held your shares in the Fund.
❖ Distributions of both short-term and long-term net realized capital gains are taxable whether received in cash or reinvested in additional shares.
◼  Will distributions by the Fund be a tax preference item for purposes of the federal AMT (Tax Preference Item)?
During normal market conditions, at least 80% of the Fund’s annual income (and, therefore, its net investment income dividends) will not be a Tax Preference Item. This policy may be changed only by a shareholder vote. However, since its inception, the Fund has not distributed any income that is a Tax Preference Item for individual taxpayers. We could reconsider this policy based on changes to federal tax laws, our understanding of the implication of

Prospectus | 15

those laws to our shareholders, or market dynamics. However, of course, changes in federal tax laws or other unforeseen circumstances could result in the Fund earning income that is a Tax Preference Item.
◼  What is the credit quality of the Fund's investments at the time of purchase?
Under normal market conditions, we will invest the Fund’s assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) or in the highest short-term rating category by such rating agencies as Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).
Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee of an obligor that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”). Below are investment-grade ratings for two of the current NRSROs approved by the SEC:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s	At least Baa3	At least Prime–3 or MIG 3
S&P	At least BBB–	At least A–3 or SP–2
If a security does not meet the requirements set forth above or is unrated, the Fund’s Adviser will make a determination that the unrated security is of equivalent investment quality to a comparable security of the same issuer that is rated by a NRSRO.
In addition, the Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities (also known as “junk” bonds). Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than higher quality securities.
At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded also may be less liquid than the market for investment-grade securities.
On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund. On securities possessing a third-party guarantor, we reserve the right to place such security

16 | USAA Virginia Bond Fund

in the rating category of the underlying issuer (or if unrated in the comparable rating category as determined by us), if the third-party guarantor is no longer relied upon for ratings eligibility.
You will find a further description of tax-exempt ratings in the SAI.
◼  What is the Fund’s portfolio-weighted average maturity and how is it calculated?
While the Fund’s portfolio-weighted average maturity is not restricted, we expect it to be greater than 10 years. To determine a security’s maturity for purposes of calculating the Fund’s portfolio-weighted average maturity, we may estimate the expected time in which the security’s principal is to be paid in full. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund’s portfolio-weighted average maturity, see Investment Policies in the SAI.
◼  How are the decisions to buy and sell securities made?
We manage the Fund based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the amount of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond. We generally intend to hold investments until maturity, resulting in lower portfolio turnover in the Fund, although these intentions may be adjusted in response to the market or other events.
Temporary Defensive Strategy
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective. To the extent that these temporary investments produce taxable income, that income may result in the Fund not fully achieving its investment objective during the time it is in the temporary defensive posture.
Risks
The following provides additional information about the Fund's principal risks and supplements those risks discussed in the Fund's Summary section of this Prospectus. The Fund's SAI provides more detail about these risks and other risks that the Fund may be subject to that are not considered to be primary risks.
State-Specific Risk: Because the Fund invests primarily in Virginia tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in that state. For more information, see the SAI.

Prospectus | 17

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (“NAV”) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.
Interest Rate Risk: As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the

18 | USAA Virginia Bond Fund

expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
■ If interest rates increase, the yield of the Fund may increase and the market value of the Fund's securities may decline, adversely affecting the Fund’s NAV and total return.
■ If interest rates decrease, the yield of the Fund may decrease, and the market value of the Fund's securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued, or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.

Prospectus | 19

The credit and interest rate risks may be magnified because the Fund concentrates its investments in Virginia tax-exempt securities.
Call Risk: Many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage.
■Intermediate- and long-term municipal bonds have the greatest call risk because most municipal bonds may not be called until after 10 years from the date of issue. The period of “call protection” may be longer or shorter than 10 years; but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of 10 years or less are not callable.
■Although bond prices rise when interest rates drop, falling interest rates create the environment necessary to “call” the higher-yielding bonds from the Fund. When bonds are called, the Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk: Liquidity in the tax-exempt bond market may be reduced for a number of reasons including as a result of overall economic conditions and credit tightening. During times of reduced market liquidity, there may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell at the time desired.
In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (“COVID-19”) have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Changes in Tax Law Risk: In order to attempt to pay interest that is exempt from federal or state and local income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest earned and distributed to shareholders by the Fund to be taxable. In addition, interest from one or more municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer. Changes or proposed changes in federal or state income tax or other laws also may cause the prices of tax-exempt securities to fall. Since inception, the Fund has not distributed any income that is a Tax Preference Item for individual taxpayers; and we do not intend to invest in any securities that earn any such income in the future. A portion of the Fund’s otherwise exempt-interest dividends may be taxable to shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.

20 | USAA Virginia Bond Fund

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results.
Large Shareholders Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Redemption Risk: A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Structural Risk: VRDNs generally are long-term municipal bonds with a demand feature that is used to shorten the maturity. The demand feature represents the right to sell the security back to the remarketer or liquidity

Prospectus | 21

provider for repurchase on short notice, normally one day or seven days. Usually, the demand feature is backed by a letter of credit or similar guarantee from a bank. Since we are relying on the demand feature to shorten maturity, the ability to exercise the demand feature would be dependent upon the bank. We would only purchase VRDNs where we were comfortable that the banks would be able to honor their obligation on the demand feature.
Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, typically is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment. We will not purchase a synthetic instrument unless we believe there is only minimal risk that we will not be able to exercise our tender option.
Additional Information
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's SAI (the back cover of this prospectus tells you how to do this).
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund's website at VictoryFunds.com.
Fund Management
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. The Fund is one of 46 mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. As of June 30, 2021, the Adviser managed assets

22 | USAA Virginia Bond Fund

totaling in excess of $161.9 billion for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Fund's Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's most recent annual report to shareholders for the period ended March 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The Fund’s base investment management fee, which is accrued daily and paid monthly, is computed as a percentage of the average daily net assets of the Fund, and is equal on an annual basis to 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% for that portion of average daily net assets over $100 million. The fee is allocated monthly to each share class of the Fund based on average daily net assets.
The performance adjustment for the Fund is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of the Lipper Virginia Municipal Debt Funds Index over the performance period. The performance adjustment for each class is calculated monthly by comparing the Fund’s performance to that of the Lipper Virginia Municipal Debt Funds Index, which tracks the total return performance of the largest funds within the Lipper Virginia Municipal Debt Funds category. This category includes funds that limit their assets to those securities that are exempt from taxation in the Commonwealth of Virginia. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:

Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

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To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
For the performance period July 1, 2020, to March 31, 2021, performance adjustments were (0.02)%, less than (0.01)%, and (0.04)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the share class had overall negative returns during the performance period.
On November 6, 2018, United Services Automobile Association (“USAA”), the parent company of USAA Asset Management Company (“AMCO”), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. (“Victory Capital”).
On July 1, 2019, Victory Capital replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.
See Fees and Expenses in this prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the

24 | USAA Virginia Bond Fund

Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
Regina G. Conklin, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2019. Ms. Conklin has 26 years of investment management experience. For 28 years, Ms. Conklin was with USAA, 24 years of which were in investment management with AMCO, which was acquired by the Adviser’s parent company in 2019. Ms. Conklin is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.
Andrew Hattman, CFA, CAIA, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since 2019. Mr. Hattman has nine years of investment management experience, eight years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.
Lauren Spalten, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Fund since March 2021. In 2018, Ms. Spalten joined USAA Investments, which was acquired by the Adviser’s parent company in 2019, as a Municipal Analyst covering the Southeast region. Prior to joining USAA, Ms. Spalten was an Associate Director at Standard & Poor’s (now S&P Global Ratings), where she specialized in evaluating creditworthiness of state and local governments across the Southwest United States. Ms. Spalten has additional experience in commercial real estate development and business plan development, primarily for medical and non-profit entities.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.

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As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Taxpayer Identification Number
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code. See the section titled Taxes for additional tax information.
Investing With the USAA Mutual Funds
If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the USAA Mutual Funds. These sections describe many of the share classes currently offered by the USAA Mutual Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and R6 Shares are available for purchase only by eligible shareholders. In addition, not all USAA Mutual Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your investment professional for specific details.

26 | USAA Virginia Bond Fund

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at 800-235-8396. They will be happy to assist you.
Choosing a Share Class
Fund Shares:
■No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
■Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Typically, lower annual expenses than all classes except Institutional and R6 Shares.
Institutional Shares:
■No front-end sales charge or CDSC. All your money goes to work for you right away.
■Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Institutional Shares are only available to certain investors.
■Typically, lower annual expenses than all classes except R6 Shares.
Class A:
■Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
■A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■Class A shares also pay ongoing distribution and/or service (12b-1) fees.
■Lower annual expenses than Class C shares.
Class C:
■No front-end sales charge. All your money goes to work for you right away.

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■A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■Class C shares also pay ongoing distribution and/or service (12b-1) fees.
■Higher annual expenses than all other classes of shares.
R6 Shares:
■No front-end sales charge or CDSC. All your money goes to work for you right away.
■Class R6 Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■Class R6 Shares are only available to certain investors.
■Typically lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion. In addition, a fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.

28 | USAA Virginia Bond Fund

Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents. Only Virginia residents may purchase into the Fund.
Fund Shares:
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares may be purchased by: (1) investors purchasing through discretionary managed account programs and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies; (2) brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; and (3) institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
Class A and Class C Shares:
Class A and Class C shares generally are made available through a retirement account or a financial intermediary and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”

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All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the USAA Mutual Funds or your investment professional at the time you purchase shares of the existence of the other USAA accounts or purchases of USAA Mutual Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other USAA Mutual Funds held in your USAA accounts and any linked accounts, such as accounts opened with a different financial intermediary.
The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Less than $100,000	2.25%	2.30%
$100,000 up to $249,999	1.75%	1.78%
Over $250,000[1]	0.00%	0.00%
1
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions and Waivers for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with current information regarding shares of any USAA Mutual Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the USAA Mutual Funds held in: any accounts (e.g., retirement accounts) established (i) with the USAA Mutual Funds and your investment

30 | USAA Virginia Bond Fund

professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other USAA Mutual Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios’ Mutual Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
❖  Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
❖  Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other USAA Mutual Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
❖  Right of Accumulation – You may add the value of any other USAA Mutual Funds of any share class that you already own (except money market funds and any assets held in group retirement plans), to the amount of your next Class A investment to determine if your additional

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investment will qualify for a sales charge breakpoint. The value of the other USAA Mutual Funds of any share class that you already own (except money market funds and any assets held in group retirement plants) will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your USAA Mutual Funds of any share class (except money market funds and any assets held in group retirement plans or those held by your spouse (including domestic partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your investment professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
❖  Combination Privilege – You may combine the value in accounts of multiple USAA Mutual Funds of any share class (except money market funds and any assets held in group retirement plans) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
❖  Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
❖  Waiver – The USAA Mutual Funds will completely waive the sales charge for Class A shares in the following cases:
■Purchases of $250,000 or more;
■Purchases by certain individuals associated with the USAA Mutual Funds or service providers (see “Eligibility of Individuals Associated with the USAA Mutual Funds and Fund Service Providers”);
■Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
■Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;

32 | USAA Virginia Bond Fund

■Reinvestment of proceeds from a liquidation distribution of Class A shares of USAA Mutual Funds held in a deferred compensation plan, agency, trust, or custody account;
■Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
■Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
■Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
■Investors that have an investment account with the Adviser; and
■Individuals who reinvest the proceeds of redemptions from Institutional Shares or R6 Shares of USAA Mutual Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
❖ To the extent that the shares redeemed:
■are no longer subject to the holding period for such shares;
■resulted from reinvestment of distributions; or
■were exchanged for shares of another USAA Mutual Fund or Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
❖ Following the death or post-purchase disability of:
■a registered shareholder on an account; or
■a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

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❖ Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
■required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
■tax free returns of excess contributions or returns of excess deferral amounts;
■distributions on the death or disability of the account holder;
■distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
■distributions as a result of separation of service;
❖ Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
❖ In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
❖ When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
❖ Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no

34 | USAA Virginia Bond Fund

CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another USAA Fund or Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any USAA Fund or Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
R6 Shares:
Class R6 shares may only be purchased by or through:
■Endowment funds and foundations;
■Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
■Advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Program”); and
■Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.

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Eligibility of Individuals Associated with the Funds and Fund Service Providers
Current and retired trustees of Victory advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to the Trust.
Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi annual report, and SAI are available from your financial intermediary or plan sponsor.
Minimum Initial Purchase
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

36 | USAA Virginia Bond Fund

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
Additional Purchases
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Effective Date of Purchase
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their

Prospectus | 37

customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Payment
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

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Redeeming Shares
Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Fund Shares:
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven business days from the purchase date.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.

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Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt.
Exchanges and Share Class Conversions
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other USAA Mutual Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
■Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
■To exchange between USAA Mutual Funds, the other USAA Mutual Fund you wish to exchange into must be eligible for exchange with your Fund.
■Shares of the USAA Mutual Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.

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Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on VictoryFunds.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
An exchange of Fund shares for shares of another USAA Mutual Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

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Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Mutual Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an account opened directly with the Fund. All website transactions should be placed online at VictoryFunds.com.

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Internet Access
■Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■Review account information and make most account transactions.
Telephone Access
■To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
Mail
■If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 182593
Columbus, OH 43218-2593
Registered or Express Mail:
USAA Mutual Funds
4249 Easton Way
Suite 400
Columbus, OH 43219
Bank Wire
■To add to your account or request a redemption by bank wire, visit the VictoryFunds.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the VictoryFunds.com website or call (800) 235-8396 for assistance.

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Important Transaction Information
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds. The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt

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Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
■Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

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■Purchases and sales pursuant to automatic investment or withdrawal plans;
■Purchases and sales made through USAA 529 College Savings PlanTM;
■Purchases and sales made in certain separately managed accounts in wrap fee programs;
■Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
■Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

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We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■Redeem an account with less than $500, with certain limitations;
■Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.

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Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plan
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Shareholder Information
Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average

48 | USAA Virginia Bond Fund

daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
Valuation of Securities
The Adviser has established a Pricing and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

Prospectus | 49

In addition, securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it approximates market value as determined by the Board.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Dividends and Other Distributions
Distributions from the Fund’s net investment income (“dividends”) are declared daily and distributed on the last business day of the month. For an investment account, dividends begin accruing on shares the day after payment is received. For accounts held directly with the Fund, dividends begin accruing on the day payment is received. Dividends continue to accrue through either the settlement date or the day after the settlement date of a redemption, depending on the type of account.

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Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions in cash by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under the section titled Taxes). Some or all distributions may be subject to taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
Taxes
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
◼  Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
◼  Shareholder Taxation
If the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it will be able to pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. Accordingly, the amount of exempt-interest dividends—and, to the extent determination thereof is

Prospectus | 51

possible after reasonable effort, the part thereof constituting interest that is a Tax Preference Item—that the Fund pays to its shareholders will be reported to them annually on Forms 1099-DIV (or substitutes therefor). Shareholders’ treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.
Distributions of the Fund’s net short-term gain are taxable as ordinary income, and distributions of the Fund’s net capital gain are taxable as long-term capital gains, in each case regardless of the length of time you have held your shares in the Fund. Distributions of both net short-term gain and net capital gain are taxable whether received in cash or reinvested in additional shares of the Fund.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual or certain other non-corporate shareholder (each, an “individual shareholder”) recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will be subject to federal income tax at a maximum of 15% for a single shareholder with taxable income not exceeding $434,850 ($501,600 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which are effective for 2021 and will be adjusted for inflation annually, thereafter).
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.

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◼  Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) taxable dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■Underreports dividend or interest income or
■Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
◼  Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes, including the portion of the dividends, if any, constituting a Tax Preference Item and the percentage and source (by state) of interest income earned during the preceding year on tax-exempt securities held by that Fund. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Mailings
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
VIRGINIA TAXATION
The following is only a summary of some of the important Virginia personal income tax considerations generally affecting the Fund and its shareholders. This discussion is not intended as a substitute for careful planning. As a

Prospectus | 53

potential investor in the Fund, you should consult your tax adviser with specific reference to your own tax situation.
Dividends paid by the Fund and derived from interest on obligations of the Commonwealth of Virginia (the Commonwealth) or of any political subdivision or instrumentality of the Commonwealth, or derived from obligations or securities of the United States, which pay interest or dividends excludable from Virginia taxable income under the laws of the United States, will be exempt from the Virginia income tax. Dividends (1) paid by the Fund, (2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands, or Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends is derived from interest on obligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for federal income tax purposes.
Distributions from the Fund derived from long-term capital gains on the sale or exchange by the Fund of obligations of the Commonwealth, any political subdivision or instrumentality of the Commonwealth, or the United States will be exempt from Virginia income tax. Distributions from the Fund of all other long-term capital gains and all short-term capital gains realized by the Fund generally will be taxable to you regardless of how long you have held the shares.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

54 | USAA Virginia Bond Fund

Financial Highlights
The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance over the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund or share class (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before March 31, 2020, reflect that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 55

USAA VIRGINIA BOND FUND SHARES
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	11.26$	11.30$	11.16$	11.21$	11.52$
Investment Activities
Net Investment Income (Loss)	(a)0.27	(a)0.31	0.34	0.34	0.35
Net Realized and Unrealized Gain (Losses) on Investments	0.35	(0.04)	0.14	(0.05)	(0.31)
Total from Investment Activities	0.62	0.27	0.48	0.29	0.04
Distributions to Shareholders From
Net Investment Income	(0.27)	(0.31)	(0.34)	(0.34)	(0.35)
Total Distributions	(0.27)	(0.31)	(0.34)	(0.34)	(0.35)
Net Asset Value, End of Period	11.61$	11.26$	11.30$	11.16$	11.21$
Total Return*	5.53%	2.39%	4.36%	2.56%	0.36%
Ratios to Average Net Assets
Net Expenses†(b)	0.50%	0.55%	0.59%	0.56%	0.58%
Net Investment Income (Loss)	2.32%	2.70%	3.03%	2.98%	3.10%
Gross Expenses(b)	0.50%	0.55%	0.59%	0.56%	0.58%
Supplemental Data
Net Assets, End of Period (000’s)	713,075$	685,508$	672,191$	666,772$	658,452$
Portfolio Turnover(c)	28%	24%	9%	11%	13%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(c)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

56 | USAA Virginia Bond Fund

USAA VIRGINIA BOND FUND INSTITUTIONAL SHARES
Period Ended March 31,
2021(a)
Net Asset Value, Beginning of Period	11.46$
Investment Activities
Net Investment Income (Loss)	(b)0.20
Net Realized and Unrealized Gains (Losses) on Investments	0.15
Total from Investment Activities	0.35
Distributions to Shareholders From
Net Investment Income	(0.20)
Total Distributions	(0.20)
Net Asset Value, End of Period	11.61$
Total Return*(c)	3.04%
Ratios to Average Net Assets
Net Expenses**(d)(e)	0.49%
Net Investment Income (Loss)(d)	2.26%
Gross Expenses(d)(e)	0.58%
Supplemental Data
Net Assets, End of Period (000’s)	12,105$
Portfolio Turnover(c)(f)	28%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
(a)
Commenced operations on June 29, 2020.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Annualized for periods less than one year.
(e)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(f)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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USAA VIRGINIA BOND FUND CLASS A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	11.25$	11.29$	11.16$	11.20$	11.51$
Investment Activities
Net Investment Income (Loss)	(a)0.24	(a)0.28	0.32	0.31	0.33
Net Realized and Unrealized Gain (Losses) on Investments	0.35	(0.04)	0.12	(0.04)	(0.31)
Total from Investment Activities	0.59	0.24	0.44	0.27	0.02
Distributions to Shareholders From
Net Investment Income	(0.24)	(0.28)	(0.31)	(0.31)	(0.33)
Total Distributions	(0.24)	(0.28)	(0.31)	(0.31)	(0.33)
Redemption fees added to beneficial interests	—	—	—	(b)—	—
Net Asset Value, End of Period	11.60$	11.25$	11.29$	11.16$	11.20$
Total Return (Excludes Sales Charge)*	5.26%	2.14%	4.05%	2.42%	0.12%
Ratios to Average Net Assets
Net Expenses**†(c)	0.76%	0.80%	0.80%	(d)0.79%	0.81%
Net Investment Income (Loss)	2.06%	2.46%	2.82%	2.76%	2.85%
Gross Expenses(c)	0.81%	0.82%	0.86%	0.81%	0.81%
Supplemental Data
Net Assets, End of Period (000’s)	19,032$	19,671$	19,439$	19,894$	25,496$
Portfolio Turnover(e)	28%	24%	9%	11%	13%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Amount is less than $0.005 per share.
(c)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(d)
Effective October 12, 2017, USAA Asset Management Company (“AMCO”) (previous Investment Adviser) voluntarily agreed to limit the annual expenses of Class A to 0.80% of Class A average daily net assets.
(e)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

58 | USAA Virginia Bond Fund

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries
The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott, or Edward D. Jones & Co., L.P. platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
■Shares purchased through a Merrill Lynch affiliated investment advisory program
■Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

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■Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
■Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
■Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
■Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■Shares acquired through a right of reinstatement
■Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

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■Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
■Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

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■Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
■Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■Shares purchased through a Morgan Stanley self-directed brokerage account
■Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

62 | USAA Virginia Bond Fund

■Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
■Shares purchased in an investment advisory program
■Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
■Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
■A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account

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■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus
■Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
■Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney 1
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

64 | USAA Virginia Bond Fund

■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Shares acquired through a right of reinstatement
■Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
■Shares sold upon the death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
■Shares purchased in connection with a return of excess contributions from an IRA account
■Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s Prospectus.
■Shares sold to pay Janney fees but only if the transaction is initiated by Janney
■Shares acquired through a right of reinstatement
■Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent 1
■Breakpoints as described in this Prospectus
■Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1  Also referred to as an “initial sales charge.”

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Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the USAA Mutual Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints available at Edward Jones
■Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
■The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

66 | USAA Virginia Bond Fund

Letter of Intent (“LOI”)
■Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
■Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■Shares purchased in an Edward Jones fee-based program.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

Prospectus | 67

■Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■The death or disability of the shareholder.
■Systematic withdrawals with up to 10% per year of the account value.
■Return of excess contributions from an Individual Retirement Account (“IRA”).
■Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■Shares exchanged in an Edward Jones fee-based program.
■Shares acquired through NAV reinstatement.
■Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■Initial purchase minimum: $250
■Subsequent purchase minimum: none

68 | USAA Virginia Bond Fund

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■A fee-based account held on an Edward Jones platform
■A 529 account held on an Edward Jones platform
■An account with an active systematic investment plan or LOI
Exchanging Share Classes
■At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by or through a 529 Plan
■Shares purchased through an OPCO affiliated investment advisory program
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

Prospectus | 69

■A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■Employees and registered representatives of OPCO or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
■Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

70 | USAA Virginia Bond Fund

Front-end Sales Load Waiver on Class A Shares
■Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Prospectus | 71

Appendix B — Taxable-Equivalent Yield Table for 2021
Combined 2021 Federal and Virginia State Income Tax Rates
Assuming a Federal Marginal Tax Rate of*:	24.00%	35.80%	38.80%	40.80%
and a State Rate of:	5.75%	5.75%	5.75%	5.75%
The Effective Marginal Tax Rate Would be:	28.37%	39.49%	42.32%	44.20%
To Match a Double Tax-Free Yield of:	A Fully Taxable Investment Would Have to Pay You:
1.00%	1.40%	1.65%	1.73%	1.79%
1.50%	2.09%	2.48%	2.60%	2.69%
2.00%	2.79%	3.31%	3.47%	3.58%
2.50%	3.49%	4.13%	4.33%	4.48%
3.00%	4.19%	4.96%	5.20%	5.38%
3.50%	4.89%	5.78%	6.07%	6.27%
4.00%	5.58%	6.61%	6.93%	7.17%
4.50%	6.28%	7.44%	7.80%	8.06%
5.00%	6.98%	8.26%	8.67%	8.96%
5.50%	7.68%	9.09%	9.54%	9.86%
6.00%	8.38%	9.92%	10.40%	10.75%
6.50%	9.07%	10.74%	11.27%	11.65%
7.00%	9.77%	11.57%	12.14%	12.54%
* The above marginal rates reflect the 3.8% tax or “net investment income” of individuals, estates, and trusts that exceeds certain thresholds. See section titled Taxes – Shareholder Taxation in this prospectus.
A fully taxable investment is a bond that pays taxable interest or shares of a mutual fund that pay dividends.
This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA Mutual Funds.
These rates were selected as examples that would be relevant to most taxpayers.

72 | USAA Virginia Bond Fund

NOTES

NOTES

NOTES

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Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus, which means it is legally part of the prospectus.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
How to Obtain Information: You may obtain a free copy of the SAI, annual or semi annual reports, or to ask other questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the USAA Mutual Funds at the address or telephone number below, or by contacting your financial intermediary.
By mail: USAA Mutual Funds P.O. Box 182593 Columbus, OH 43218-2593	By telephone: Call USAA Mutual Funds at (800) 235-8396
You also can obtain information about the Fund (including the SAI and other reports) from the SEC on the SEC’s EDGAR database at http://www.sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

17000-0821

August 1, 2021
Prospectus
USAA Global Equity Income Fund

Fund Shares	Institutional Shares
UGEIX	UIGEX
Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictoryFunds.com
800-235-8396

Investment Objective
The USAA Global Equity Income Fund (the “Fund”) seeks total return with an emphasis on current income.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)

Fund Shares	Inst. Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Inst. Shares
Management Fee	0.53%[1]	0.53%[1]
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.65%	0.72%
Total Annual Fund Operating Expenses	1.18%	1.25%
Fee Waiver/Reimbursement from Adviser	(0.15%)	(0.32%)
Total Annual Fund Operating Expenses after Reimbursement	1.03% [2]	0.93% [2]
1
The management fee (which is equal to annualized rate of 0.50% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average net assets of a share class) based on a share class’ performance relative to the Lipper Global Equity Income Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund Shares and 0.90% of the Institutional Shares through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The

Prospectus | 1

amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$105	$346	$621	$1,406
Inst. Shares	$95	$334	$626	$1,456
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in equity securities. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund’s equity investments may include common stocks, depositary receipts, real estate investment trusts (“REITs”), other investment companies, including exchange-traded funds (“ETFs”), securities convertible into common stocks, and securities that carry the right to buy common stocks. Additionally, the Fund may invest in derivatives, including futures and options and may write (sell) covered call options on the securities it holds to generate income.
The Fund will invest primarily in global equity securities with an emphasis on companies that the Fund’s management believes have attractive dividend policies and/or those with the potential to grow their dividends. Under normal

2 | USAA Global Equity Income Fund

circumstances, (a) the Fund’s investments will provide exposure to investments that are economically tied to at least five different countries, and (b) the Fund expects to invest at least 30% of its net assets in securities of issuers outside of the United States.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The Fund’s investments are subject to the following principal risks:
Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Real Estate Investment Trusts (“REITs”) Risk – There is a risk that the value of the Fund’s investment in REITs will decrease because of a decline in real estate values more broadly. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate.

Prospectus | 3

Additionally, REITs are dependent upon the capabilities of the REIT’s manager(s); have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that incur expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
ETF Risk – ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund’s management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund’s investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund’s ability to invest in derivatives.
Dividend Payout Risk – Dividend payout risk is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income

4 | USAA Global Equity Income Fund

and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year since the Fund's inception. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396.

Prospectus | 5

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31
*Fund began operations on August 7, 2015

The year-to-date return of the Fund Shares as of June 30, 2021, was 12.62%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	16.37%	June 30, 2020
Lowest Quarter Return	-22.53%	March 31, 2020
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

6 | USAA Global Equity Income Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years (or Life of Class)*
Fund Shares
Return Before Taxes	6.00%	8.52%	6.45%
Return After Taxes on Distributions	5.50%	7.46%	5.48%
Return After Taxes on Distributions and Sale of Fund Shares	3.80%	6.58%	4.93%
Institutional Shares
Return Before Taxes	6.01%	8.58%	6.52%
Indexes
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	-0.03%	7.99%	6.69%
Lipper Global Equity Income Funds Index (reflects no deduction for taxes)	2.84%	7.60%	6.22%
* The inception date of the Fund Shares and Institutional Shares is August 7, 2015.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Managers
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since 2019
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since February 2021
Elie Masri	Portfolio Manager, VictoryShares and Solutions	Since February 2021

Prospectus | 7

Purchase and Sale of Shares

Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares any business day through the vcm.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

8 | USAA Global Equity Income Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Prospectus | 9

Victory Capital Management Inc. (“Victory Capital” or “Adviser”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
◼  What is the Fund’s investment objective?
The Fund seeks total return with an emphasis on current income. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
◼  What is the Fund’s investment strategy?
The Fund normally invests at least 80% of its assets in equity securities. This 80% policy may be changed upon at least 60 days’ written notice to shareholders.
In making investment decisions for the Fund, the Adviser will invest the Fund’s assets allocated to it in stocks of companies that are dividend payers with above-average yields that possess positive characteristics within a systematic, multi-factor framework. The Adviser controls for risk relative to the MSCI World Index through portfolio construction, while seeking an overall yield premium to the overall market. Under normal circumstances, (a) the Fund’s investments will provide exposure to investments that are economically tied to at least five different countries, and (b) the Fund expects to invest at least 30% of its net assets in securities of issuers outside of the United States. Additionally, the Fund may invest in derivatives, including futures and options and may write (sell) covered call options on the securities it holds to generate income.
The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and it may exceed 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
◼  What types of securities may be included in the Fund’s portfolio?
The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities), including futures contracts and options contracts, to manage its

10 | USAA Global Equity Income Fund

exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund also may use derivatives to increase or decrease exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. The Fund may write (sell) covered call options on the securities it holds to generate income.
◼  What is a “foreign security”?
Foreign securities are securities issued by non-U.S. companies. We ordinarily determine whether an issuer is a foreign company according to the issuer’s “country of risk” as determined by Bloomberg. Bloomberg determines the issuer’s “country of risk” based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which it derives the majority of its revenue, and its reporting currency. Although we generally rely on an issuer’s “country of risk” as determined by Bloomberg, we also may deem an issuer to be “foreign” if at least 50% of its revenues or profits are derived from operations within non-U.S. countries or at least 50% of its assets are located within non-U.S. countries.
◼  How are the decisions to buy and sell securities made?
The Adviser seeks to create a diversified portfolio of stocks that pay a dividend with superior dividend growth potential that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. The Adviser uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The Adviser uses quantitative analysis to allocate exposure to factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the Fund. The Adviser may engage in active and frequent trading of portfolio holdings. The strategy will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
Temporary Defensive Strategy
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

Prospectus | 11

Risks
The following provides additional information about the Fund's principal risks and supplements those risks discussed in the Fund's Summary section of this Prospectus. The Fund's SAI provides more detail about these risks and other risks that the Fund may be subject to that are not considered to be primary risks.
Market Risk: The Fund is are subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio. Equity securities tend to be more volatile than debt securities.
■ Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue

12 | USAA Global Equity Income Fund

trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
■ Geopolitical/Natural Disaster Risk: Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or “COVID-19”), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. The outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and

Prospectus | 13

extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■ Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■ Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■ European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the UK’s post-Brexit trade agreement with the EU went into effect on January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services, but significant aspects of the relationship remain unsettled and subject to further negotiation. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The negative impact on European economies and the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Fund’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

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Real Estate Investment Trusts (“REITs”) Investment Risk: There is a risk that the Fund’s investment in REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.
The Fund may invest in “passive” ETFs that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in an index or in a representative sample of such securities. Passive ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will not be able to duplicate exactly the performance of the underlying indexes they track.
The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their net asset value (“NAV”). The Fund will value any ETF in its portfolio at the ETF’s last sale or closing market price, which typically approximates its NAV, although there may be times when the market price and NAV vary to a greater extent, which could affect the performance of the Fund.
In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of an ETF on a national securities exchange will continue to be met or will remain unchanged.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or

Prospectus | 15

missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, proposed and current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund’s ability to invest in derivatives.
Call options give the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may cause the Fund to have higher turnover if the option is exercised.
Dividend Payout Risk: A Fund is subject to dividend payout risk, which is the possibility that the companies in which it invests will reduce or eliminate dividends on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.
Large Shareholders Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on

16 | USAA Global Equity Income Fund

Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk because it is actively managed. The Fund’s ability to achieve its investment objective depends in part on the managers’ skills in determining the Fund’s asset class allocations and in selecting and weighting investments in each asset class. The managers’ evaluations and assumptions regarding asset classes and investments may differ from actual market conditions, which means there is a possibility that the investment techniques and risk analyses used by the Fund’s managers will not produce the desired results.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower

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defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
Additional Information
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (the back cover of this prospectus tells you how to do this).
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
Fund Management
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. The Fund is one of 46 mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. As of June 30, 2021, the Adviser managed assets totaling in excess of $161.9 billion for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Fund's Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's most recent annual report to shareholders for the period ended March 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The Victory Solutions platform is responsible for the day-to-day investment management of the Fund.

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The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.50% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of a Lipper Index over the performance period. The performance adjustment for each class is calculated monthly by comparing the Fund’s performance to that of the Lipper Global Equity Income Funds Index, which measures the Fund’s performance to that of the Lipper Global Equity Income Funds category. This category includes funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities of domestic and foreign securities. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:

Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
For the performance period July 1, 2020, to March 31, 2021, performance adjustments were 0.03% and 0.03% for the Fund Shares and Institutional Shares, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.

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Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Global Equity Income Funds Index over that period, even if the share class had overall negative returns during the performance period.
On November 6, 2018, United Services Automobile Association (“USAA”), the parent company of USAA Asset Management Company (“AMCO”), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. (“Victory Capital”).
On July 1, 2019, Victory Capital replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.
See Fees and Expenses in this prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
Mannik S. Dhillon, CFA, CAIA, President, VictoryShares and Solutions, has co-managed the Fund since 2019. Mr. Dhillon served as Victory Capital’s Head of Investment Solutions, Product, and Strategy from 2015-2017. He served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting

20 | USAA Global Equity Income Fund

engagements from 2010-2015. Mr. Dhillon holds the Chartered Financial Analyst (“CFA”) and Chartered Alternative Investment Analyst (“CAIA”) designations.
Lance Humphrey, CFA, Portfolio Manager, VictoryShares and Solutions, has co-managed the Fund since February 2021. Mr. Humphrey has 14 years of investment management experience, 12 of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. He holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Society of San Antonio.
Elie Masri, Portfolio Manager, VictoryShares and Solutions, has co-managed the Fund since February 2021. Mr. Masri joined Victory Capital in 2008 from Deutsche Asset Management and has over 20 years of investment experience. Education: B.B.A. in finance from Baruch College and an M.S. in quantitative methods and modeling from the Zicklin School of Business at Baruch College.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases
Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.

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Taxpayer Identification Number
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion. In addition, a fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. Fund Shares are available for purchase directly with the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.

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If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares may be purchased by: (1) investors purchasing through discretionary managed account programs and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies; (2) brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; and (3) institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
Eligibility of Individuals Associated with the Funds and Fund Service Providers
Current and retired trustees of Victory advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to the Trust.
Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi annual report, and SAI are available from your financial intermediary or plan sponsor.

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Minimum Initial Purchase
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Additional Purchases
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Effective Date of Purchase
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

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Payment
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Redeeming Shares
Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

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Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Fund Shares:
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven business days from the purchase date.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.

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Exchanges and Share Class Conversions
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other USAA Mutual Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
■Exchanges are subject to any contingent deferred sales charge (“CDSC”), minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
■To exchange between USAA Mutual Funds, the other USAA Mutual Fund you wish to exchange into must be eligible for exchange with your Fund.
■Shares of the USAA Mutual Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on VictoryFunds.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
An exchange of Fund shares for shares of another USAA Mutual Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

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The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Other Conversions
Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.

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Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Mutual Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an account opened directly with the Fund. All website transactions should be placed online at VictoryFunds.com.
Internet Access
■Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■Review account information and make most account transactions.
Telephone Access
■To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
Mail
■If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 182593
Columbus, OH 43218-2593
Registered or Express Mail:
USAA Mutual Funds
4249 Easton Way
Suite 400
Columbus, OH 43219

Prospectus | 29

Bank Wire
■To add to your account or request a redemption by bank wire, visit the VictoryFunds.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the VictoryFunds.com website or call (800) 235-8396 for assistance.
Important Transaction Information
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.

30 | USAA Global Equity Income Fund

Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
■Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and

Prospectus | 31

redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
■Purchases and sales pursuant to automatic investment or withdrawal plans;
■Purchases and sales made through USAA 529 College Savings PlanTM;
■Purchases and sales made in certain separately managed accounts in wrap fee programs;
■Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
■Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the

32 | USAA Global Equity Income Fund

underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
■Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■Redeem some or all of its shares in kind when in the best interest of the Fund;
■Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■Redeem an account with less than $500, with certain limitations;

Prospectus | 33

■Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Shareholder Information
Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial

34 | USAA Global Equity Income Fund

intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
Valuation of Securities
The Adviser has established a Pricing and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.

Prospectus | 35

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.

36 | USAA Global Equity Income Fund

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Dividends and Other Distributions
The Fund pays distributions of net investment income (“dividends”) quarterly. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions in cash by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under the section titled Taxes). Some or all distributions may be subject to taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
Taxes
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.

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◼  Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
◼  Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $445,850 ($501,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2021 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.

38 | USAA Global Equity Income Fund

In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼  Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain Affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
◼  Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to

Prospectus | 39

which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■Underreports dividend or interest income or
■Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
◼  Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Mailings
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be

40 | USAA Global Equity Income Fund

read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Financial Highlights
The following financial highlights tables are intended to help you understand the Fund's and relevant share class' financial performance over the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fundor share class (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

Prospectus | 41

USAA GLOBAL EQUITY INCOME FUND SHARES
		Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	8.42$	10.51$	10.88$	10.42$	9.39$
Investment Activities
Net Investment Income (Loss)	(a)0.17	(a)0.24	0.27	0.23	0.21
Net Realized and Unrealized Gain (Losses) on Investments	3.61	(1.57)	0.06	0.54	1.03
Total from Investment Activities	3.78	(1.33)	0.33	0.77	1.24
Distributions to Shareholders From
Net Investment Income	(0.17)	(0.22)	(0.27)	(0.23)	(0.21)
Net Realized Gains from Investments	—	(0.54)	(0.43)	(0.08)	—
Total Distributions	(0.17)	(0.76)	(0.70)	(0.31)	(0.21)
Net Asset Value, End of Period	12.03$	8.42$	10.51$	10.88$	10.42$
Total Return*	45.23%	(14.02)%	3.43%	7.41%	13.33%
Ratios to Average Net Assets
Net Expenses**†	1.03%	1.00%	(b)1.03%	1.05%	1.20%
Net Investment Income (Loss)	1.65%	2.30%	2.56%	2.17%	2.28%
Gross Expenses	1.18%	1.14%	1.10%	1.05%	1.26%
Supplemental Data
Net Assets, End of Period (000’s)	69,690$	60,491$	75,086$	96,101$	85,830$
Portfolio Turnover(c)	(d)46%	(e)109%	15%	22%	22%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Prior to August 1, 2018, USAA Asset Management Company (“AMCO”) (previous investment Adviser) voluntarily agreed to limit the annual expenses of the Fund Shares to 1.20% of the Fund Shares’ average daily net assets.
(c)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)
Reflects a return to normal trading levels after a prior year transition or asset allocation shift.
(e)
Reflects increased trading activity due to current year transition or asset allocation shift.

42 | USAA Global Equity Income Fund

USAA GLOBAL EQUITY INCOME FUND INSTITUTIONAL SHARES
		Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	8.43$	10.52$	10.89$	10.43$	9.39$
Investment Activities
Net Investment Income (Loss)	(a)0.18	(a)0.25	0.27	0.23	0.23
Net Realized and Unrealized Gain (Losses) on Investments	3.61	(1.56)	0.07	0.54	1.02
Total from Investment Activities	3.79	(1.31)	0.34	0.77	1.25
Distributions to Shareholders From
Net Investment Income	(0.18)	(0.24)	(0.28)	(0.23)	(0.21)
Net Realized Gains from Investments	—	(0.54)	(0.43)	(0.08)	—
Total Distributions	(0.18)	(0.78)	(0.71)	(0.31)	(0.21)
Net Asset Value, End of Period	12.04$	8.43$	10.52$	10.89$	10.43$
Total Return*	45.32%	(13.90)%	3.47%	7.35%	13.49%
Ratios to Average Net Assets
Net Expenses**†	0.93%	0.90%	(b)0.97%	1.10%	1.10%
Net Investment Income (Loss)	1.74%	2.40%	2.58%	2.14%	2.40%
Gross Expenses	1.25%	1.51%	1.22%	1.29%	1.55%
Supplemental Data
Net Assets, End of Period (000’s)	6,022$	4,215$	5,261$	5,447$	5,214$
Portfolio Turnover (c)	(d)46%	(e)109%	15%	22%	22%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Prior to August 1, 2018, AMCO (previous investment Adviser) voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.10% of the Institutional Shares’ average daily net assets.
(c)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)
Reflects a return to normal trading levels after a prior year transition or asset allocation shift.
(e)
Reflects increased trading activity due to current year transition or asset allocation shift.

Prospectus | 43

NOTES

NOTES

NOTES

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Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus, which means it is legally part of the prospectus.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
How to Obtain Information: You may obtain a free copy of the SAI, annual or semi annual reports, or to ask other questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the USAA Mutual Funds at the address or telephone number below, or by contacting your financial intermediary.
By mail: USAA Mutual Funds P.O. Box 182593 Columbus, OH 43218-2593	By telephone: Call USAA Mutual Funds at (800) 235-8396
You also can obtain information about the Fund (including the SAI and other reports) from the SEC on the SEC’s EDGAR database at http://www.sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

98347-0821

August 1, 2021
Prospectus
USAA Target Managed Allocation Fund
Fund Shares
UTMAX
Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictoryFunds.com
800-235-8396

Investment Objective
The USAA Target Managed Allocation Fund (the “Fund”) seeks to maximize total return primarily through capital appreciation.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.22%
Total Annual Fund Operating Expenses	0.86% 1, [2]
1
The Total Annual Fund Operating Expenses for the Fund may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
2
Victory Capital Management Inc.(the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.65% of the Fund through at least June 30, 2023. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This waiver agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating

Prospectus | 1

expenses remain the same, and the expense limitation agreement for the Fund is not continued beyond its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 202% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (“ETFs”) and real estate securities, including real estate investment trusts (“REITs”). Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities as well as derivatives, including futures and options contracts. Derivatives investments typically are used as a liquid and economical means of managing tactical allocations to asset classes. The Fund also may use derivatives for hedging and risk-management purposes. As a result of the Fund’s investment strategy, the Fund may change the allocation of its portfolio holdings on a frequent basis.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The Fund’s investments are subject to the following principal risks:

2 | USAA Target Managed Allocation Fund

Portfolio Reallocation Risk – The frequent changes in the allocation of the Fund's portfolio holdings results in higher portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more brokerage commissions than it would without a reallocation policy. In addition, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.
ETF Risk – ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund’s management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund’s investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.
Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market

Prospectus | 3

countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Real Estate Investment Trusts (“REITs”) Risk – There is a risk that the value of the Fund’s investment in REITs will decrease because of a decline in real estate values more broadly. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT’s manager(s); have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that incur expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work

4 | USAA Target Managed Allocation Fund

as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund’s ability to invest in derivatives.
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance.
In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund's volatility by showing how performance has varied from year to year for each full calendar year since the Fund's inception. The table shows how the Fund’s average annual total returns for the periods indicated compared to those of the Fund’s benchmark index and an additional broad-based securities market index with investment characteristics similar to the Fund. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396.

Prospectus | 5

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31
*Fund began operations on August 7, 2015

The year-to-date return of the Fund as of June 30, 2021, was 12.51%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	15.81%	June 30, 2020
Lowest Quarter Return	-17.69%	March 31, 2020
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

6 | USAA Target Managed Allocation Fund

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years (or Life of Fund) *
Return Before Taxes	13.41%	9.27%	7.69%
Return After Taxes on Distributions	11.07%	7.59%	6.05%
Return After Taxes on Distributions and Sale of Fund Shares	8.22%	6.67%	5.40%
Indexes
MSCI All-Country World Index (reflects no deduction for fees, expenses, or taxes)	16.25%	12.26%	10.25%
Bloomberg Barclays U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)	7.58%	4.87%	4.41%
*The Fund’s inception date is August 7, 2015.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio manager primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Managers
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since 2019
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2018
Lela Dunlap	Associate Portfolio Manager, VictoryShares and Solutions	Since August 2021

Prospectus | 7

Purchase and Sale of Shares
This Fund is not offered for sale directly to the general public and currently is available for investment only to other USAA funds participating in a fund-of-funds investment strategy and other accounts managed by the Adviser or an affiliate (“Affiliated Funds”). However, the Fund may be offered to other persons and legal entities that the Adviser may approve from time to time. There are no minimum initial or subsequent purchase amounts for investment in the Fund, but financial intermediaries or plan sponsors may set different investment minimums.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8 | USAA Target Managed Allocation Fund

Victory Capital Management Inc. (“Victory Capital” or “Adviser”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
◼  What is the Fund’s investment objective?
The Fund seeks to maximize total return primarily through capital appreciation. The Fund’s Board of Trustees (the “Board”) may change this investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
◼  What is the Fund’s investment strategy?
The Fund invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (“ETFs”), and real estate securities, including REITs. Consistent with the Fund’s investment strategy, it may at times invest directly in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities as well as derivatives, including futures and options contracts. Derivatives investments typically are used as a liquid and economical means of managing tactical allocations to asset classes. The Fund also may use derivatives for hedging and risk-management purposes.
The Fund may purchase and sell securities without regard to the length of time held. The Fund’s portfolio turnover rate will vary from year to year depending on market conditions, and typically exceeds 100%. A high turnover rate increases transaction costs and may increase taxable capital gains, which may affect Fund performance adversely.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
◼  What type of investment companies will be considered for investment in the Fund?
The Fund’s investments in other investment companies generally are anticipated to consist primarily of shares of ETFs. However, the Fund may invest in other types of investment companies, including other mutual funds we manage, and other pooled investment vehicles, such as hedge funds.

Prospectus | 9

◼  What are ETFs?
ETFs are, with a few exceptions, open-end investment companies that trade throughout the day on stock exchanges much like stocks. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individual investors as well as institutional investors. The value of the underlying securities in which the ETF invests is the major factor in determining an ETF’s price. However, the price of an ETF also is determined, in part, by supply and demand. Thus, ETFs do not necessarily trade at the net asset value (“NAV”) of their underlying securities. The Fund will value any ETF in its portfolio at the last sale or closing price, which typically approximates its NAV, although there may be times when the market price and NAV vary to a greater extent.
The Fund may rely on certain Securities and Exchange Commission (“SEC”) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that otherwise would be applicable.
◼  How will the Fund use derivative instruments in its portfolio?
The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on an underlying instrument, such as indexes, currencies, commodities, or securities), including futures contracts, options contracts, and swaps, to manage its exposure to changes in securities prices, interest rates, foreign currencies, or other factors that affect security values, in an effort to enhance income or to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
The Fund invests in futures contracts, which are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position. The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Upon entering into such contracts, the Fund is required to deposit with the broker, in either cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses.

10 | USAA Target Managed Allocation Fund

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
In an attempt to reduce the Fund’s volatility over time, the Fund also may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on indexes or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. We may implement this strategy at times when we believe stocks are significantly overpriced or are at an elevated risk of a major sell-off based on the portfolio manager’s assessment of economic and market conditions.
As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the underlying instrument over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the underlying instrument and the exercise price of the option. The premium, the exercise price, and the market value of the underlying instrument determine the gain or loss realized by the Fund as the seller of the call option. The Fund also may repurchase the call or corresponding ETF option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.
As the buyer of a put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of a put option generally increases as the market value of the underlying instrument decreases.
◼  How will the Fund utilize futures in its portfolio?
The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position. The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying assets or index. Upon entering into such contracts, the Fund is required to deposit with the brokerage in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for the financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a

Prospectus | 11

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rate or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.
◼  Are there any risks to buying and selling index options?
Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
Selling index or corresponding ETF call options can reduce the risk of owning a stock portfolio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index or corresponding ETF on which the option is based appreciates to a price higher than the option’s exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the underlying instrument. Therefore, selling index or corresponding ETF call options also can limit the Fund’s opportunity to profit from an increase in the market value of the stock portfolio.
Purchasing index or corresponding ETF put options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index or corresponding ETF below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing put options if the value of the index or corresponding ETF does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.
◼  What types of real estate securities will be included in the Fund’s portfolio?
Investments in real estate securities will consist primarily of common stocks of companies that operate as real estate corporations or which have a significant portion of their assets invested in real estate. We will evaluate the

12 | USAA Target Managed Allocation Fund

nature of a company’s real estate holdings to determine whether to invest in the company’s common stock. In addition, we may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund generally will not acquire any direct ownership of real estate.
◼  What role do equity securities play in the Fund’s portfolio?
Up to 100% of the Fund’s portfolio may be allocated to U.S. and/or foreign equity securities (including emerging markets), and this allocation may consist in part or in whole of investment companies, including ETFs, that hold such securities.
From time to time, the U.S. and foreign equity markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets.
◼  What is a “foreign security”?
Foreign securities are securities issued by non-U.S. companies. We ordinarily determine whether an issuer is a foreign company according to the issuer’s “country of risk” as determined by Bloomberg. Bloomberg determines the issuer’s “country of risk” based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which it derives the majority of its revenue, and its reporting currency. Although we generally rely on an issuer’s “country of risk” as determined by Bloomberg, we also may deem an issuer to be “foreign” if at least 50% of its revenues or profits are derived from operations within non-U.S. countries or at least 50% of its assets are located within non-U.S. countries.
◼  What is an “emerging market security”?
Emerging market securities are securities issued by emerging market companies. We ordinarily determine whether an issuer is an emerging market company according to the issuer’s “country of risk” as determined by Bloomberg. Bloomberg determines the issuer’s “country of risk” based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which it derives the majority of its revenue, and its reporting currency. Although we generally rely on an issuer’s “country of risk” as determined by Bloomberg, we also may deem an issuer to be an emerging markets issuer if at least 50% of its revenues or profits are derived from operations within emerging markets countries or at least 50% of its assets are located within emerging markets countries.

Prospectus | 13

◼  What countries are considered emerging market countries?
For our purposes, emerging market countries are all countries of the world excluding the following countries and markets, which are referred to as developed countries:
ASIA: Australia, Hong Kong Special Administrative Region, Japan, Singapore, New Zealand
AMERICAS: Canada, the United States
AFRICA/MIDDLE EAST: Israel
EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom
◼  What types of fixed-income securities may be included in the Fund’s portfolio?
Up to 100% of the Fund’s portfolio may be allocated to U.S. and/or foreign (including emerging markets) fixed-income securities, both investment-grade and non-investment-grade, including bonds, convertible securities, leveraged loans, preferred stocks, as well as ETFs that hold the same. These securities may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities.
The money market instruments that may be included in the Fund’s portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; eurodollar and Yankee obligations; and other money market securities. The Fund also may invest in money market mutual funds. By diversifying the Fund’s portfolio through investments in securities issued by various unrelated issuers, we attempt to reduce the Fund’s exposure to the risks associated with an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund would suffer a much smaller loss than if the Fund’s investments were concentrated in relatively large holdings with highly correlated risks.
Certain bond and money market instruments, such as collateralized mortgage obligations, commercial mortgage-backed securities (“CMBS”), interest-only CMBS securities, periodic auction reset bonds, loan interests, and direct debt

14 | USAA Target Managed Allocation Fund

instruments, eurodollar and Yankee obligations, and synthetic instruments, are subject to special risks that are described in the statement of additional information (“SAI”).
The Fund also may invest in non-dollar-denominated securities, trade claims, and dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued within emerging markets as well as securities issued within established markets.
The Fund has no limits on the credit quality and maturity of its investments and may invest in high-yield securities and defaulted securities. We consider high-yield securities to include a broad range of securities that produce high current income. They are sometimes referred to as “junk” since they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities. These lower-quality securities generally have less interest rate risk and higher credit risk than the higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities. Generally, debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated) are considered “below-investment-grade” or “high-yield” securities.
◼  How are the decisions to buy and sell securities made?
We seek to invest in securities that are attractively priced. We assess the share price of prospective securities based on considerations relative to each type of investment. For example, an assessment of the relative value of a company’s share price generally would consider the competitive position of the company’s assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets. When assessing the relative value of an ETF’s share price, we generally consider the index or market segment it tracks, the growth prospects for that index or market segment, the size of the ETF, and its liquidity. When assessing the share price of a mutual fund, we generally consider the investment objective of the fund, the asset category or industry in which it invests, the growth prospects for that category or industry, and the quality of its investment management team. An assessment of the relative value of a REIT’s share price would generally consider the types of real estate properties in which it invests, the quality of its investment management team, and the size of the REIT.
We will sell a security when a more attractive opportunity is identified or upon a marked deterioration of a company’s fundamentals. We also may sell a security before a marked deterioration of fundamentals, due to concerns that in the future, the company may experience a marked deterioration in fundamentals.

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Temporary Defensive Strategy
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
The following provides additional information about the Fund's principal risks and supplements those risks discussed in the Fund's Summary section of this Prospectus. The Fund's SAI provides more detail about these risks and other risks that the Fund may be subject to that are not considered to be primary risks.
Portfolio Reallocation Risk: The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover likely to exceed 100%, varying from year to year depending on the frequency of the investment allocation decisions made. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among asset classes from time to time. The Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.
ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.
The Fund may invest in “passive” ETFs that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in an index or in a representative sample of such securities. Passive ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will not be able to duplicate exactly the performance of the underlying indexes they track.
The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their NAV. The Fund will value any ETF in its portfolio at the ETF’s last sale or closing market price, which typically approximates its NAV, although there may be times when the market price and NAV vary to a greater extent, which could affect the performance of the Fund.

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In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of an ETF on a national securities exchange will continue to be met or will remain unchanged.
Market Risk: is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio. Equity securities tend to be more volatile than debt securities.
■ Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue

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trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
■ Geopolitical/Natural Disaster Risk: Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or “COVID-19”), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. The outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and

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extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■ Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.
■ Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■ European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the UK’s post-Brexit trade agreement with the EU went into effect on January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services, but significant aspects of the relationship remain unsettled and subject to further negotiation. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The negative impact on European economies and the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Fund’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

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Global Real Estate Securities and REITs Investment Risk: The value of the Fund’s investments in global real estate securities and REITs may decrease because of a decline in real estate values in domestic and/or foreign locations. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, or tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income instrument will fail to make timely interest or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks) that cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due, or return all of the principal amount of their debt obligations at maturity. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts assess credit risk and its potential impact on the Fund’s portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that interest or principal will not be repaid on a timely basis.
Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate

20 | USAA Target Managed Allocation Fund

investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
■ If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
■ If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the

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Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, proposed and current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, proposed and current regulations may limit the Fund’s ability to invest in derivatives.
Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.
Futures and Options Risk: Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that the investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from futures contracts and options on futures contracts used for non-hedging purposes may be greater than that of investments for hedging purposes.

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Large Shareholders Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk: The Fund is subject to management risk because it is actively managed. The Fund’s ability to achieve its investment objective depends in part on the managers’ skills in determining the Fund’s asset class allocations and in selecting and weighting investments in each asset class. The managers’ evaluations and assumptions regarding asset classes and investments may differ from actual market conditions, which means there is a possibility that the investment techniques and risk analyses used by the Fund’s managers will not produce the desired results.
Leveraging Risk: Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.

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Additional Information
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's SAI (the back cover of this prospectus tells you how to do this).
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
Fund Management
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. The Fund is one of 46 mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. As of June 30, 2021, the Adviser managed assets totaling in excess of $161.9 billion for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Fund's Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's most recent annual report to shareholders for the period ended March 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The Victory Solutions platform is responsible for the day-to-day investment management of the Fund.
The Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of 0.50% of the Fund’s average daily net assets.
See Fees and Expenses in this prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those

24 | USAA Target Managed Allocation Fund

required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
Mannik S. Dhillon, CFA, CAIA, President, VictoryShares and Solutions, has co-managed the Fund since 2019. Mr. Dhillon served as Victory Capital’s Head of Investment Solutions, Product, and Strategy from 2015-2017. He served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements from 2010-2015. He is a Chartered Financial Analyst (“CFA”) and Chartered Alternative Investment Analyst (“CAIA”).
Lance Humphrey, CFA, Portfolio Manager, VictoryShares and Solutions, has co-managed the Fund since 2018. Mr. Humphrey has 14 years of investment management experience, 12 years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. He holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Society of San Antonio.
Lela Dunlap, CFA, Associate Portfolio Manager, VictoryShares and Solutions, has co-managed the Fund since August 2021. Mrs. Dunlap has 14 years of investment management experience, five years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. She holds the CFA designation and is a member of the CFA Society of San Antonio.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases and Redemptions
Purchasing Shares
This Fund is not offered for sale directly to the general public and currently is available for investment only to other USAA funds participating in a fund-of-funds investment strategy and other accounts managed by the Adviser

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or an affiliate (“Affiliated Funds”). However, the Fund may be offered to other persons and legal entities that the Adviser may approve from time to time. There are no minimum initial or subsequent purchase amounts for investment in the Fund, but financial intermediaries or plan sponsors may set different investment minimums.
The policies and procedures relating to shares of the Fund purchased through a retirement account or a financial intermediary, may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional. The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
Effective Date of Purchase
The purchase price for shares of the Fund will be the Fund’s NAV per share next determined after we receive a purchase request in proper form. The Fund’s NAV per share is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Redeeming Shares
Please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Redemptions will receive a redemption price of the NAV per share next determined after we receive the request in proper form. If we receive the redemption request in proper form

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prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share determined for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi annual report, and SAI are available from your financial intermediary or plan sponsor.
Important Transaction Information
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction.

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Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. Please contact your financial intermediary for specific proper form or good order requirements.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
■Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.

28 | USAA Target Managed Allocation Fund

The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
■Purchases and sales pursuant to automatic investment or withdrawal plans;
■Purchases and sales made through USAA 529 College Savings PlanTM;
■Purchases and sales made in certain separately managed accounts in wrap fee programs;
■Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
■Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring

Prospectus | 29

activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

30 | USAA Target Managed Allocation Fund

Shareholder Information
Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
Valuation of Securities
The Adviser has established a Pricing and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign

Prospectus | 31

securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data,

32 | USAA Target Managed Allocation Fund

the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Dividends and Other Distributions
The Fund pays distributions of net investment income (“dividends”) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid in additional shares unless you request to receive those distributions in cash by way of electronic funds transfer. The share price for a reinvestment is the NAV per share computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under the section titled Taxes). Some or all distributions may be subject to taxes. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
Taxes
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
◼  Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.

Prospectus | 33

◼  Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $445,850 ($501,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2021 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to

34 | USAA Target Managed Allocation Fund

a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best Internal Revenue Service (“IRS”)-accepted basis determination method.
◼  Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain Affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
◼  Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■Underreports dividend or interest income or
■Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

Prospectus | 35

◼  Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Mailings
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
Financial Highlights
The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

36 | USAA Target Managed Allocation Fund

USAA TARGET MANAGED ALLOCATION FUND

	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	8.98$	10.26$	11.22$	10.46$	9.49$
Investment Activities
Net Investment Income (Loss)	(a)0.11	(a)0.20	0.17	0.16	0.14
Net Realized and Unrealized Gain (Losses) on Investments	3.84	(0.96)	(0.10)	0.73	0.97
Total from Investment Activities	3.95	(0.76)	0.07	0.89	1.11
Distributions to Shareholders From
Net Investment Income	(0.09)	(0.22)	(0.15)	(0.13)	(0.14)
Net Realized Gains From Investments	(0.61)	(0.30)	(0.88)	(b)—	—
Total Distributions	(0.70)	(0.52)	(1.03)	(0.13)	(0.14)
Net Asset Value, End of Period	12.23$	8.98$	10.26$	11.22$	10.46$
Total Return*	44.39%	(8.20)%	1.32%	8.48%	11.72%
Ratios to Average Net Assets
Net Expenses†	0.64%	0.64%	0.65%	0.65%	(c)0.64%
Net Investment Income (Loss)	0.96%	1.88%	1.83%	1.50%	1.37%
Gross Expenses	0.64%	0.64%	0.65%	0.65%	0.64%
Supplemental Data
Net Assets, End of Period (000’s)	529,613$	446,616$	512,207$	487,599$	462,794$
Portfolio Turnover	(d)202%	(e)298%	(e)195%	(d)75%	125%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through July 31, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Amount is less than $0.005 per share.
(c)
Prior to August 1, 2016, USAA Asset Management Company (“AMCO”) (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of the Fund to 0.70% of the Fund’s average daily net assets.
(d)
Reflects overall decrease in purchases and sales of securities.
(e)
Reflects an increase in trading activity due to asset allocation shifts.

Prospectus | 37

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries
The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott, or Edward D. Jones & Co., L.P. platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
■Shares purchased through a Merrill Lynch affiliated investment advisory program
■Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

38 | USAA Target Managed Allocation Fund

■Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
■Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
■Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
■Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■Shares acquired through a right of reinstatement
■Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Prospectus | 39

■Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
■Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

40 | USAA Target Managed Allocation Fund

■Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
■Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
■Shares purchased through a Morgan Stanley self-directed brokerage account
■Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Prospectus | 41

■Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
■Shares purchased in an investment advisory program
■Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
■Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
■A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account

42 | USAA Target Managed Allocation Fund

■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus
■Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
■Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney 1
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

Prospectus | 43

■Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■Shares acquired through a right of reinstatement
■Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
■Shares sold upon the death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
■Shares purchased in connection with a return of excess contributions from an IRA account
■Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s Prospectus.
■Shares sold to pay Janney fees but only if the transaction is initiated by Janney
■Shares acquired through a right of reinstatement
■Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent 1
■Breakpoints as described in this Prospectus
■Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1  Also referred to as an “initial sales charge.”

44 | USAA Target Managed Allocation Fund

Edward D. Jones & Co., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the USAA Mutual Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints available at Edward Jones
■Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
■The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
■The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
■ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Prospectus | 45

Letter of Intent (“LOI”)
■Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
■If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
■Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■Shares purchased in an Edward Jones fee-based program.
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

46 | USAA Target Managed Allocation Fund

■Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■The death or disability of the shareholder.
■Systematic withdrawals with up to 10% per year of the account value.
■Return of excess contributions from an Individual Retirement Account (“IRA”).
■Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■Shares exchanged in an Edward Jones fee-based program.
■Shares acquired through NAV reinstatement.
■Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
■Initial purchase minimum: $250
■Subsequent purchase minimum: none

Prospectus | 47

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■A fee-based account held on an Edward Jones platform
■A 529 account held on an Edward Jones platform
■An account with an active systematic investment plan or LOI
Exchanging Share Classes
■At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
■Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■Shares purchased by or through a 529 Plan
■Shares purchased through an OPCO affiliated investment advisory program
■Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

48 | USAA Target Managed Allocation Fund

■A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■Employees and registered representatives of OPCO or its affiliates and their family members
■Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
■Death or disability of the shareholder
■Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■Return of excess contributions from an IRA Account
■Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
■Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■Breakpoints as described in this Prospectus
■Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Prospectus | 49

Front-end Sales Load Waiver on Class A Shares
■Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

50 | USAA Target Managed Allocation Fund

NOTES

NOTES

NOTES

RECEIVE ALL YOUR DOCUMENTS ONLINE
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Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus, which means it is legally part of the prospectus.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
How to Obtain Information: You may obtain a free copy of the SAI, annual or semi annual reports, or to ask other questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the USAA Mutual Funds at the address or telephone number below, or by contacting your financial intermediary.
By mail: USAA Mutual Funds P.O. Box 182593 Columbus, OH 43218-2593	By telephone: Call USAA Mutual Funds at (800) 235-8396
You also can obtain information about the Fund (including the SAI and other reports) from the SEC on the SEC’s EDGAR database at http://www.sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

98348-0821

August 1, 2021
Prospectus
USAA Tax Exempt Long-Term Fund
Class Z
UZTLX

USAA Tax Exempt Intermediate-Term Fund
Class Z
UZTIX

USAA Tax Exempt Short-Term Fund
Class Z
UZTSX

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictoryFunds.com
800-235-8396

Investment Objective
The USAA Tax Exempt Long-Term Fund (the “Fund”) provides investors with interest income that is exempt from federal income tax.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)

Class Z
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fee	0.28%[1]
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Operating Expenses	0.56%
Fee Waiver/Reimbursement	(0.56%)
Total Annual Operating Expenses after Reimbursement	0.00% [2]
1
The management fee (which is equal to an annualized rate of 0.28% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on the share class’ performance relative to the Lipper General & Insured Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.00% of the Fund’s Class Z shares for an indefinite term. This arrangement may only be terminated with the approval of the Fund’s Board of Trustees.

Prospectus | 1

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement continues for its indefinite term. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$0	$0	$0	$0
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
The portfolio turnover would be 9% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.
Principal Investment Strategy
The Fund invests primarily in investment-grade securities, the interest from which is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities. The Fund’s dollar-weighted average portfolio maturity is 10 years or more.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.

2 | USAA Tax Exempt Funds

Principal Risks
Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. A Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.

Prospectus | 3

Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt a Fund’s performance.
In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on a Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.

4 | USAA Tax Exempt Funds

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of another share class not offered in this prospectus compared to those of the Fund's benchmark indexand an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
While no information is shown for the Class Z shares (because the share class has not commenced operations prior to the date of this Prospectus), annual returns for Class Z shares would have been substantially similar to those shown here for the Fund’s Fund Shares because the shares represent investments in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2021, was 2.61%.

Prospectus | 5

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.23%	June 30, 2011
Lowest Quarter Return	-3.60%	June 30, 2013
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares Before Taxes	5.17%	3.94%	5.22%
Fund Shares After Taxes on Distributions	5.17%	3.94%	5.22%
Fund Shares After Taxes on Distributions and Sale of Fund Shares	4.39%	3.87%	5.02%
Indexes
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.21%	3.91%	4.63%
Lipper General & Insured Municipal Debt Funds Index (reflects no deduction for taxes)	5.00%	4.01%	5.02%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

6 | USAA Tax Exempt Funds

Portfolio Managers
	Title	Tenure with the Fund
Regina G. Conklin, CFA, CPA	Senior Portfolio Manager	Since 2019
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since March 2021
Purchase and Sale of Shares

Investment Minimums	Class Z
Minimum Initial Investment	None
Minimum Subsequent Investments	None
Class Z shares are only available to participants in certain eligible separately managed accounts (also referred to as wrap fee programs) and other advisory clients of the Fund’s investment adviser or its affiliates that are subject to a separate contractual fee for investment management services.
While there are no required minimum or maximum investments in the Class Z shares, your wrap fee program sponsor may have its own minimum or maximum investment requirements with respect to separately managed accounts. In addition, your wrap fee program sponsor may impose additional or different conditions on purchases and redemptions.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by

Prospectus | 7

or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8 | USAA Tax Exempt Funds

Investment Objective
The USAA Tax Exempt Intermediate-Term Fund (the “Fund”) provides investors with interest income that is exempt from federal income tax.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)

Class Z
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fee	0.28%[1]
Distribution and/or Service (12b-1) Fees	None
Other Expenses	92.06%
Total Annual Operating Expenses	92.34%
Fee Waiver/Reimbursement	(92.34%)
Total Annual Operating Expenses after Reimbursement	0.00% [2]
1
The management fee (which is equal to an annualized rate of 0.28% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on the share class’ performance relative to the Lipper Intermediate Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.00% of the Fund’s Class Z shares for an indefinite term. This arrangement may only be terminated with the approval of the Fund’s Board of Trustees.

Prospectus | 9

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement continues for its indefinite term. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$0	$0	$0	$0
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
The portfolio turnover would be 13% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.
Principal Investment Strategy
The Fund invests primarily in investment-grade securities, the interest from which is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities. The Fund’s dollar-weighted average portfolio maturity is between three and 10 years.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.

10 | USAA Tax Exempt Funds

Principal Risks
Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. A Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.

Prospectus | 11

Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt a Fund’s performance.
In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on a Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.

12 | USAA Tax Exempt Funds

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of another share class not offered in this prospectus compared to those of the Fund's benchmark indexand an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
While no information is shown for the Class Z shares (because the share class has not had a full calendar year of operation), annual returns for Class Z shares would have been substantially similar to those shown here for the Fund’s Fund Shares because the shares represent investments in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2021, was 1.74%.

Prospectus | 13

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	3.75%	June 30, 2011
Lowest Quarter Return	-4.14%	December 31, 2016
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares Before Taxes	4.67%	3.60%	4.39%
Fund Shares After Taxes on Distributions	4.67%	3.60%	4.39%
Fund Shares After Taxes on Distributions and Sale of Fund Shares	3.90%	3.46%	4.20%
Indexes
Bloomberg Barclays Municipal 1-15 Years Blend Index (reflects no deduction for fees, expenses, or taxes)	4.73%	3.39%	3.84%
Lipper Intermediate Municipal Debt Funds Index (reflects no deduction for taxes)	4.41%	3.22%	3.71%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

14 | USAA Tax Exempt Funds

Portfolio Managers
	Title	Tenure with the Fund
Regina G. Conklin, CPA, CFA	Senior Portfolio Manager	Since 2003
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since March 2021
Purchase and Sale of Shares

Investment Minimums	Class Z
Minimum Initial Investment	None
Minimum Subsequent Investments	None
Class Z shares are only available to participants in certain eligible separately managed accounts (also referred to as wrap fee programs) and other advisory clients of the Fund’s investment adviser or its affiliates that are subject to a separate contractual fee for investment management services.
While there are no required minimum or maximum investments in the Class Z shares, your wrap fee program sponsor may have its own minimum or maximum investment requirements with respect to separately managed accounts. In addition, your wrap fee program sponsor may impose additional or different conditions on purchases and redemptions.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by

Prospectus | 15

or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

16 | USAA Tax Exempt Funds

Investment Objective
The USAA Tax Exempt Short-Term Fund (the “Fund”) provides investors with interest income that is exempt from federal income tax.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)

Class Z
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fee	0.28%[1]
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Operating Expenses	0.57%
Fee Waiver/Reimbursement	(0.57%)
Total Annual Operating Expenses after Reimbursement	0.00% [2]
1
The management fee (which is equal to an annualized rate of 0.28% of the Fund’s average daily net assets) may fluctuate by share class (increase or decrease by up to +/- 0.06% of the average nets assets of a share class) based on the share class’ performance relative to the Lipper Short Municipal Debt Funds Index measured over a rolling 36-month period. See the Fund Management section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.00% of the Fund’s Class Z shares for an indefinite term. This arrangement may only be terminated with the approval of the Fund’s Board of Trustees.

Prospectus | 17

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement continues for its indefinite term. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$0	$0	$0	$0
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
The portfolio turnover would be 32% of the average value of its portfolio with the exclusion of variable-rate demand notes with long-term maturities and one- or seven-day demand feature, or put options.
Principal Investment Strategy
The Fund invests primarily in investment-grade securities, the interest from which is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities. The Fund’s dollar-weighted average portfolio maturity is three years or less.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.

18 | USAA Tax Exempt Funds

Principal Risks
Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. A Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.

Prospectus | 19

Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Call Risk – During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
Structural Risk – Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes (“VRDNs”) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase a synthetic instrument of this type unless the Fund believes there is minimal risk that the Fund will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment.
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.

20 | USAA Tax Exempt Funds

Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt a Fund’s performance.
In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on a Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of another share class not offered in this prospectus compared to those of the Fund's benchmark indexand an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
While no information is shown for the Class Z shares (because the share class has not commenced operations prior to the date of this Prospectus), annual returns for Class Z shares would have been substantially similar to those shown here for the Fund’s Fund Shares because the shares represent investments in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at VictoryFunds.com or by calling (800) 235-8396.

Prospectus | 21

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2021, was 1.06%.

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	2.14%	June 30, 2020
Lowest Quarter Return	-1.55%	March 31, 2020
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

22 | USAA Tax Exempt Funds

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2020

	1 Year	5 Years	10 Years
Fund Shares Before Taxes	2.39%	1.67%	1.80%
Fund Shares After Taxes on Distributions	2.39%	1.67%	1.80%
Fund Shares After Taxes on Distributions and Sale of Fund Shares	2.04%	1.65%	1.79%
Indexes
Bloomberg Barclays Municipal Short (1-5 Years) Index (reflects no deduction for fees, expenses, or taxes)	2.83%	1.98%	1.87%
Lipper Short Municipal Debt Funds Index (reflects no deduction for taxes)	1.76%	1.41%	1.30%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.
Portfolio Managers
	Title	Tenure with the Fund
Regina G. Conklin, CPA, CFA	Senior Portfolio Manager	Since 2003
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since 2019
Lauren Spalten	Portfolio Manager	Since March 2021

Prospectus | 23

Purchase and Sale of Shares

Investment Minimums	Class Z
Minimum Initial Investment	None
Minimum Subsequent Investments	None
Class Z shares are only available to participants in certain eligible separately managed accounts (also referred to as wrap fee programs) and other advisory clients of the Fund’s investment adviser or its affiliates that are subject to a separate contractual fee for investment management services.
While there are no required minimum or maximum investments in the Class Z shares, your wrap fee program sponsor may have its own minimum or maximum investment requirements with respect to separately managed accounts. In addition, your wrap fee program sponsor may impose additional or different conditions on purchases and redemptions.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

24 | USAA Tax Exempt Funds

Victory Capital Management Inc. (“Victory Capital” or “Adviser”) manages these Funds. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
◼  What is each Fund’s investment objective?
Each Fund has a common investment objective of providing investors with interest income that is excludable from gross income for federal income tax purposes (“tax-exempt”). Each Fund has separate investment policies to achieve its objective. The Funds’ Board of Trustees (the “Board”) may change a Fund’s investment objective without shareholder approval.
More Information on each Fund’s Investment Strategy
◼  What is each Fund’s investment strategy?
Each Fund invests its assets primarily in investment-grade securities, the interest from which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”) but may be subject to state and local taxes.
These securities include municipal debt obligations that have been issued by states and their political subdivisions and duly constituted state and local authorities and corporations, as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, or Guam. Tax-exempt securities generally are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Securities also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. Under the Tax Cuts and Jobs Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal come tax.
◼  What types of tax-exempt securities will be included in each Fund’s portfolio?
Each Fund’s assets may be invested in, among other things, any of the following tax-exempt securities, except as otherwise noted:
❖  general obligation bonds, which are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Prospectus | 25

❖  revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power.
❖  municipal lease obligations, which are backed by the municipality’s covenant to budget for the payments due under the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board. In determining the liquidity of a municipal lease obligation, we will consider among other things: (1) the frequency of trades and quotes for the municipal lease obligation; (2) the number of dealers willing to purchase or sell the municipal lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the municipal lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the municipal lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the municipal lease obligation is of a size that will be attractive to institutional investors; (6) whether the municipal lease obligation contains a non-appropriation clause (giving the municipality the right to discontinue “appropriation” or funding for the project associated with the municipal lease obligation without causing a default event) and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.
❖  industrial development revenue bonds, such as pollution control revenue bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities.
❖  inverse floating rate securities, which are securities with coupons that vary inversely with changes in short-term tax-exempt interest rates and, thus, are considered leveraged investments in an underlying municipal bond. Up to 10% of each of the USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-Term Funds’ net assets may be invested in inverse floating rate securities (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Tax Exempt Long-Term, Tax Exempt Intermediate-Term, and Tax Exempt Short-Term Funds may seek to buy these securities at attractive values and yields that over time more than compensate the Fund for the securities’ price volatility.
❖  securities offered on a when-issued or delayed-delivery basis, which means that delivery and payment take place after the date of the commitment to purchase, normally within 45 days, both price and interest

26 | USAA Tax Exempt Funds

rate are fixed at the time of commitment, the Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.
❖  synthetic instruments, which combine a municipality’s obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.
❖  variable-rate demand notes (“VRDNs”) provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs normally trade as if the maturity is the earlier put date, even though stated maturity is longer.
In addition, up to 15% of the USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-Term Funds’ net assets may be invested in securities that are illiquid. Illiquid securities generally are those securities that the Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities.
◼  What are the differences among the USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-Term Funds?
The differences in the Funds are in the weighted average maturities of all the securities in the portfolios. Generally, the longer the maturity, the higher the yield and the greater the price volatility.
Fund	Portfolio Weighted Average Maturity
USAA Tax Exempt Long-Term Fund	10 years or more
USAA Tax Exempt Intermediate-Term Fund	3–10 years
USAA Tax Exempt Short-Term Fund	3 years or less
Within these limitations, a Fund may purchase individual securities with stated maturities greater or less than the Fund’s weighted average maturity limits. In certain circumstances, such as when a bond is expected to be repaid either entirely or partially in advance of its stated maturity date, estimates of the expected time for its principal to be paid may be used when calculating a Fund’s weighted average maturity. This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the weighted average maturities of these Funds’ portfolios, see Investment Policies in the Statement of Additional Information (“SAI”).

Prospectus | 27

◼  Are each Fund’s investments diversified among many different issuers?
Each Fund is considered diversified under the federal securities laws, which generally means that each Fund must comply with certain limitations on the amount that it may invest in any single issuer. For further discussion of diversification, see Investment Policies in the SAI.
A Fund also may not invest more than 25% of its assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, a Fund may invest more than 25% of its assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to U.S. government securities, general obligation bonds, or bonds that are escrowed.
◼  Do the Funds purchase bonds guaranteed by bond insurance?
Yes. Some of the bonds we purchase for a Fund are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to a Fund. However, this insurance may not eliminate the risk of investing in the issuer.
◼  Will any portion of the distributions from a Fund be subject to federal income tax?
During normal market conditions, at least 80% of each Fund’s annual net investment income dividends will be excluded from a shareholder’s gross income for federal income tax purposes (exempt-interest dividends). This policy may be changed only by a shareholder vote. Furthermore, it is our intention generally to purchase only securities that pay interest income exempt from federal income tax.
However, gains and losses realized from trading securities, including tax-exempt securities, that occur during the normal course of managing a Fund may result in net realized capital gain distributions. The Internal Revenue Code of 1986, as amended (the “Code”), treats these distributions differently than exempt-interest dividends in the following ways:
❖ Distributions of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income.
❖ Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable as long-term capital gains, regardless of the length of time you have held your shares in a Fund.
❖ Distributions of both short-term and long-term net realized capital gains are taxable whether received in cash or reinvested in additional shares.

28 | USAA Tax Exempt Funds

◼  Will distributions by a Fund be a tax preference item for purposes of the federal AMT (Tax Preference Item)?
During normal market conditions, at least 80% of each Fund’s annual income (and, therefore, its net investment income dividends) will not be a Tax Preference Item. This policy may be changed only by a shareholder vote. However, since their inception, none of the Funds have distributed any income that is a Tax Preference Item for individual taxpayers. We could reconsider this policy based on changes to federal tax laws, our understanding of the implication of those laws to our shareholders, or market dynamics. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Funds earning income that is a Tax Preference Item.
◼  What is the credit quality of each Fund’s investments?
Under normal market conditions, we will invest each Fund’s assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) or in the highest short-term rating category by such rating agencies as Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).
Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee of an obligor that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”). Below are investment-grade ratings for two of the current NRSROs approved by the SEC:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s	At least Baa3	At least Prime–3 or MIG 3
S&P	At least BBB–	At least A–3 or SP–2
If a security does not meet the requirements set forth above or is unrated, the Fund’s Adviser will make a determination that the unrated security is of equivalent investment quality to a comparable security of the same issuer that is rated by a NRSRO.
In addition, each Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities (also known as “junk” bonds). Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than higher quality securities.

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At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded also may be less liquid than the market for investment-grade securities.
On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to a Fund. On securities possessing a third-party guarantor, we reserve the right to place such security in the rating category of the underlying issuer (or if unrated in the comparable rating category as determined by us), if the third-party guarantor is no longer relied upon for ratings eligibility.
You will find a further description of tax-exempt ratings in the SAI.
◼  How are the decisions to buy and sell securities made?
We manage the tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the amount of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond. We generally intend to hold investments until maturity, resulting in lower portfolio turnover in the Funds, although these intentions may be adjusted in response to the market or other events.
Temporary Defensive Strategy
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that a Fund may not achieve its investment objective. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in the temporary defensive posture.
Risks
The following provides additional information about some of the Funds’ principal risks and supplements those risks discussed in each Fund's Summary section of this Prospectus. The Funds’ SAI provides more detail about these risks and other risks that each Fund may be subject to that are not considered to be primary risks.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other

30 | USAA Tax Exempt Funds

securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. To the extent the Fund invests in U.S. government securities, credit risk will be limited. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s net asset value (“NAV”) could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than on higher-rated securities.
Interest Rate Risk: As a mutual fund investing in bonds, each Fund is subject to the risk that the market value of the bonds in a Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer

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durations generally offer higher yields than bonds with shorter durations. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
■ If interest rates increase, the yield of each Fund may increase and the market value of the Funds' securities may decline, adversely affecting each Fund’s NAV and total return.
■ If interest rates decrease, the yield of each Fund may decrease, and the market value of the Funds' securities may increase, which may increase each Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued, or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.
Call Risk: Many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage.

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■Intermediate- and long-term municipal bonds have the greatest call risk because most municipal bonds may not be called until after 10 years from the date of issue. The period of “call protection” may be longer or shorter than 10 years; but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of 10 years or less are not callable.
■Although bond prices rise when interest rates drop, falling interest rates create the environment necessary to “call” the higher-yielding bonds from a Fund. When bonds are called, a Fund is affected in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. A Fund’s income may drop as a result. A Fund also may realize a taxable capital gain (or loss).
Liquidity Risk: Liquidity in the tax-exempt bond market may be reduced for a number of reasons including as a result of overall economic conditions and credit tightening. During times of reduced market liquidity, there may be little trading in the secondary market for particular bonds and other debt securities, which may make them more difficult to value or sell at the time desired.
In addition, significant securities market disruptions related to outbreaks of the coronavirus disease (“COVID-19”) have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.
Structural Risk: VRDNs generally are long-term municipal bonds with a demand feature that is used to shorten the maturity. The demand feature represents the right to sell the security back to the remarketer or liquidity provider for repurchase on short notice, normally one day or seven days. Usually, the demand feature is backed by a letter of credit or similar guarantee from a bank. Since we are relying on the demand feature to shorten maturity, the ability to exercise the demand feature would be dependent upon the bank. We would only purchase VRDNs where we were comfortable that the banks would be able to honor their obligation on the demand feature.
Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, typically is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment. We will not purchase a synthetic instrument unless we believe there is only minimal risk that we will not be able to exercise our tender option.

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Large Shareholders Risk: Each Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on a Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in a Fund by shareholders may cause a Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause a Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.
Management Risk: Each Fund are subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing a Funds' portfolio will not produce the desired results.
Changes in Tax Law Risk: In order to attempt to pay interest that is exempt from federal or state and local income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest earned and distributed to shareholders by a Fund to be taxable. In addition, interest from one or more municipal bonds held by a Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service (“IRS”) or state tax authorities, or noncompliant conduct of a bond issuer. Changes or proposed changes in federal or state income tax or other laws also may cause the prices of tax-exempt securities to fall. Since inception, none of the Funds have distributed any income that is a Tax Preference Item for individual taxpayers; and we do not intend to invest in any securities that earn any such income in the future. A portion of a Fund’s otherwise exempt-interest dividends may be taxable to shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.
Redemption Risk: A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making

34 | USAA Tax Exempt Funds

capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions related to outbreaks of COVID-19 have led to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal obligations), which has decreased liquidity and sharply reduced returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Additional Information
This prospectus does not tell you about every policy or risk of investing in the Funds. For additional information about the investment policies and the types of securities in which the assets may be invested, you may request a copy of the SAI (the back cover of this prospectus tells you how to do this).
Portfolio Holdings Disclosure
A description of the policies and procedures with respect to the disclosure of the portfolio securities is available in the SAI, which is available upon request and on the website at VictoryFunds.com.
Fund Management
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Funds pursuant to an investment advisory agreement. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. The Funds are three of of 46 mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds' business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. As of June 30, 2021, the Adviser managed assets totaling in excess of $161.9 billion for numerous clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Funds' Board has the overall responsibility for overseeing the management of the Funds. A discussion regarding the basis of the Board’s approval of the Funds' Advisory Agreement is available in the Funds' most recent annual report to shareholders for the period ended March 31.

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The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, A Victory Capital Investment Franchise, is responsible for the day-to-day investment management of the Funds.
Each Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee for each Fund, which is accrued daily and paid monthly, is equal to an annualized rate of 0.28% of each Fund’s average daily net assets.
The performance adjustment for each of the Funds is calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance of the respective share classes relative to the performance of a Lipper Index over the performance period. The performance adjustment for each class is calculated monthly by comparing the Fund’s performance to that of the Lipper General & Insured Municipal Debt Funds Index, Lipper Intermediate Municipal Debt Funds Index, or Lipper Short Municipal Debt Funds Index, as applicable. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:

Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
With respect to the USAA Tax Exempt Intermediate-Term Fund, for the period March 4, 2021 to March 31, 2021, performance adjustments were less than 0.01% for Class Z. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.

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Under the performance fee arrangement, the Fund pays a positive performance fee adjustment for a performance period whenever a share class outperforms each Fund’s relative Index over that period, even if the Fund had overall negative returns during the performance period.
On November 6, 2018, United Services Automobile Association (“USAA”), the parent company of USAA Asset Management Company (“AMCO”), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. (“Victory Capital”).
Effective July 1, 2019, Victory Capital replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments. Below is an indication of the performance fee adjustments pertaining to the Funds Shares. Since Class Z shares of the USAA Tax Exempt Long-Term Fund and USAA Tax Exempt Short-Term Fund have not yet commenced operations, no adjustments were made with respect to this class.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to each Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to each Fund.
Each Fund are authorized, although the Adviser has no present intention of utilizing such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Funds' assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Funds' assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Funds' assets, and the Adviser could change the allocations without shareholder approval.

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Portfolio Management
USAA TAX EXEMPT LONG-TERM FUND, USAA TAX EXEMPT INTERMEDIATE-TERM FUND, AND USAA TAX EXEMPT SHORT-TERM FUND
Regina G. Conklin, CFA, CPA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the USAA Tax Exempt Long-Term Fund since 2003 and the USAA Tax Exempt Intermediate-Term Fund and USAA Tax Exempt Short-Term Fund since 2003. Ms. Conklin has 26 years of investment management experience. For 28 years, Ms. Conklin was with USAA, 24 years of which were in investment management with AMCO, which was acquired by the Adviser’s parent company in 2019. Ms. Conklin is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.
Andrew Hattman, CFA, CAIA, Victory Capital Senior Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Funds since 2019. Mr. Hattman has 10 years of investment management experience, eight years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.
Lauren Spalten, Victory Capital Portfolio Manager–USAA Investments, A Victory Capital Investment Franchise, has co-managed the Funds since March 2021. In 2018, Ms. Spalten joined USAA Investments, which was acquired by the Adviser’s parent company in 2019, as a Municipal Analyst covering the Southeast region. Prior to joining USAA, Ms. Spalten was an Associate Director at Standard & Poor’s (now S&P Global Ratings), where she specialized in evaluating creditworthiness of state and local governments across the Southwest United States. Ms. Spalten has additional experience in commercial real estate development and business plan development, primarily for medical and non-profit entities.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Purchases and Redemptions
Class Z shares are a separate share class of the Fund and are not a separate mutual fund. Class Z shares are not offered for sale directly to the general public and may be purchased by participants in certain separately managed accounts in wrap fee programs sponsored by an adviser or broker-dealer and other advisory clients of the Fund’s investment adviser or its affiliates that are subject to a separate contractual fee for investment management services. The wrap account sponsor submitting the order must arrange to have federal funds wired to the transfer agent.

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Effective Date of Purchase
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. Each Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Redeeming Shares
A wrap fee program sponsor acting on behalf of an eligible investor must submit redemption orders to the Fund, either directly or through an appropriate clearing agency. Class Z shares of the Fund may be held only by eligible investors and cannot be transferred or exchanged. The Fund reserves the right to redeem Class Z shares of any investor if the investor ceases to be an eligible investor. Investors who are no longer eligible investors may receive their redemption proceeds by check.
Redemptions are effective on the day instructions are received in “proper form” as provided in the section titled Important Transaction Information. If instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), redemptions will be effective on the next business day. However, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g.,if the NYSE is closed or when permitted by order of the SEC).
We will send your money within seven days after the effective date of redemption. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other affiliated Funds are parties. The Fund and the other affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund

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redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Other Important Information About Purchases and Redemptions
Important Transaction Information
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. Each Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
Shares of the Funds are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Funds, even if they are U.S. citizens or lawful permanent residents.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt

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Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
■Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

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■Purchases and sales pursuant to automatic investment or withdrawal plans;
■Purchases and sales made through USAA 529 College Savings PlanTM;
■Purchases and sales made in certain separately managed accounts in wrap fee programs;
■Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
■Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

42 | USAA Tax Exempt Funds

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
Each Fund reserves the right to:
■Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■Redeem an account with less than $500, with certain limitations;
■Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■Discontinue or otherwise limit the opening of accounts with us.
Shareholder Information
Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in a Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.

Prospectus | 43

In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, a Fund will pay a fee to the financial intermediary for performing those services. A Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Funds' Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of a Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of a Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class Z shares.
Share Price Calculation
The price at which you purchase and redeem shares of a Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of a Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of a Fund may be purchased and sold at the NAV per share without a sales charge. A Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
Valuation of Securities
The Adviser has established a Pricing and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees a Fund's valuation policies and procedures. Among other things, these policies and procedures allow a Fund to utilize independent

44 | USAA Tax Exempt Funds

pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
With respect to the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund, debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”) of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
In addition, securities purchased with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Funds include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of

Prospectus | 45

the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Funds' SAI.
Dividends and Other Distributions
Distributions from each Fund’s net investment income (“dividends”) are declared daily and distributed on the last business day of the month. For investment accounts, dividends begin accruing on shares the day after payment is received. For accounts held directly with a Fund, dividends begin accruing on the day payment is received. For all of the Funds, dividends continue to accrue through either the settlement date or day after settlement date of a redemption, depending on the type of account.
Ordinarily, any net realized capital gains are distributed in December of each year. A Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.
Taxes
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
◼  Treatment of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, each Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
◼  Shareholder Taxation
If a Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it will be able to pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest

46 | USAA Tax Exempt Funds

dividends are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. Accordingly, the amount of exempt-interest dividends—and, to the extent determination thereof is possible after reasonable effort, the part thereof constituting interest that is a Tax Preference Item—that a Fund pays to its shareholders will be reported to them annually on Forms 1099-DIV (or substitutes therefor). Shareholders’ treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.
Distributions of a Fund’s net short-term gain are taxable as ordinary income, and distributions of a Fund’s net capital gain are taxable as long-term capital gains, in each case regardless of the length of time you have held your shares in the Fund. Distributions of both net short-term gain and net capital gain are taxable whether received in cash or reinvested in additional shares of the Fund.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of a Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual or certain other non-corporate shareholder (each, an “individual shareholder”) recognizes on a redemption or exchange of his or her shares of a Fund that have been held for more than one year will be subject to federal income tax at a maximum of 15% for a single shareholder with taxable income not exceeding $434,850 ($501,600 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which are effective for 2021 and will be adjusted for inflation annually, thereafter).
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions a Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of a Fund.
Your basis in shares of a Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Funds' default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to

Prospectus | 47

a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼  Withholding
Federal law requires each Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) taxable dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish a Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■Underreports dividend or interest income or
■Fails to certify that he or she is not subject to backup withholding.
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Funds' transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
◼  Reporting
Each Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes, including the portion of the dividends, if any, constituting a Tax Preference Item and the percentage and source (by state) of interest income earned during the preceding year on tax-exempt securities held by that Fund. In addition, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Mailings
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of a Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in a Fund. This eliminates duplicate copies and saves paper and postage costs for a Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.

48 | USAA Tax Exempt Funds

Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Funds' adviser, transfer agent, and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or a Fund.
This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or a Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Prospectus | 49

Financial Highlights
The following financial highlights tables are intended to help you understand the Funds' financial performance over the past five years or, if shorter, the period of operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Because the Class Z shares of the USAA Tax Exempt Long-Term Fund and USAA Tax Exempt Short-Term Fund have yet to commence operations, there is no financial highlights available.
The information presented for the Fund Shares of the USAA Tax Exempt Long-Term Fund and the USAA Tax Exempt Short-Term Fund and the Fund Shares and Class Z of the USAA Tax Exempt Intermediate-Term Fund for the last five fiscal years or period ended March 31 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in each Fund’s annual report to shareholders, which is available upon request.

50 | USAA Tax Exempt Funds

USAA TAX EXEMPT LONG-TERM FUND SHARES
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	13.21$	13.28$	13.21$	13.25$	13.73$
Investment Activities
Net Investment Income (Loss)	(a)0.42	(a)0.45	0.49	0.51	0.54
Net Realized and Unrealized Gain (Losses) on Investments	0.50	(0.07)	0.07	(0.03)	(0.48)
Total from Investment Activities	0.92	0.38	0.56	0.48	0.06
Distributions to Shareholders From
Net Investment Income	(0.42)	(0.45)	(0.49)	(0.52)	(0.54)
Total Distributions	(0.42)	(0.45)	(0.49)	(0.52)	(0.54)
Net Asset Value, End of Period	13.71$	13.21$	13.28$	13.21$	13.25$
Total Return*	7.00%	2.74%	4.39%	3.62%	0.41%
Ratios to Average Net Assets
Net Expenses**†(b)	0.47%	0.48%	0.48%	0.47%	0.48%
Net Investment Income (Loss)	3.13%	3.36%	3.73%	3.83%	3.97%
Gross Expenses(b)	0.48%	0.48%	0.48%	0.47%	0.48%
Supplemental Data
Net Assets, End of Period (000’s)	2,404,178$	2,403,342$	2,362,819$	2,358,955$	2,343,165$
Portfolio Turnover(c)	21%	24%	13%	14%	15%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(c)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Prospectus | 51

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	13.33$	13.37$	13.12$	13.08$	13.61$
Investment Activities
Net Investment Income (Loss)	(a)0.37	(a)0.38	0.41	0.41	0.42
Net Realized and Unrealized Gain (Losses) on Investments	0.52	(0.03)	0.24	0.04	(0.53)
Total from Investment Activities	0.89	0.35	0.65	0.45	(0.11)
Distributions to Shareholders From
Net Investment Income	(0.37)	(0.39)	(0.40)	(0.41)	(0.42)
Total Distributions	(0.37)	(0.39)	(0.40)	(0.41)	(0.42)
Redemption fees added to beneficial interests	—	—	—	—	(b)—
Net Asset Value, End of Period	13.85$	13.33$	13.37$	13.12$	13.08$
Total Return*	6.72%	2.56%	5.06%	3.47%	(0.84)%
Ratios to Average Net Assets
Net Expenses**†(c)	0.50%	0.49%	0.52%	0.51%	0.52%
Net Investment Income (Loss)	2.69%	2.82%	3.07%	3.09%	3.13%
Gross Expenses(c)	0.50%	0.49%	0.52%	0.51%	0.52%
Supplemental Data
Net Assets, End of Period (000’s)	4,059,780$	4,788,060$	4,754,320$	4,605,543$	4,280,892$
Portfolio Turnover(d)	23%	26%	8%	11%	16%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Amount is less than $0.005 per share.
(c)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

52 | USAA Tax Exempt Funds

USAA TAX EXEMPT INTERMEDIATE-TERM FUND CLASS Z
Period Ended March 31,
2021(a)
Net Asset Value, Beginning of Period	13.81$
Investment Activities
Net Investment Income (Loss)	(b)0.03
Net Realized and Unrealized Gains (Losses) on Investments	0.04
Total from Investment Activities	0.07
Distributions to Shareholders From
Net Investment Income	(0.03)
Total Distributions	(0.03)
Net Asset Value, End of Period	13.85$
Total Return*(c)	0.51%
Ratios to Average Net Assets
Net Expenses(d)	0.00%
Net Investment Income (Loss)(d)	3.02%
Gross Expenses(d)	92.34%
Supplemental Data
Net Assets, End of Period (000’s)	19$
Portfolio Turnover(c)(e)	23%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
(a)
Commenced operations on March 4, 2021.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Annualized for periods less than one year.
(e)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares.

Prospectus | 53

USAA TAX EXEMPT SHORT-TERM FUND SHARES
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	10.32$	10.48$	10.41$	10.45$	10.59$
Investment Activities
Net Investment Income (Loss)	(a)0.14	(a)0.19	0.19	0.16	0.15
Net Realized and Unrealized Gain (Losses) on Investments	0.31	(0.16)	0.07	(0.03)	(0.14)
Total from Investment Activities	0.45	0.03	0.26	0.13	0.01
Distributions to Shareholders From
Net Investment Income	(0.14)	(0.19)	(0.19)	(0.17)	(0.15)
Total Distributions	(0.14)	(0.19)	(0.19)	(0.17)	(0.15)
Net Asset Value, End of Period	10.63$	10.32$	10.48$	10.41$	10.45$
Total Return*(b)	4.42%	0.23%	2.52%	1.21%	0.09%
Ratios to Average Net Assets
Net Expenses**†(b)	0.53%	0.51%	0.52%	0.51%	0.54%
Net Investment Income (Loss)	1.37%	1.77%	1.84%	1.57%	1.43%
Gross Expenses(b)	0.54%	0.51%	0.52%	0.51%	0.54%
Supplemental Data
Net Assets, End of Period (000’s)	1,181,011$	1,271,899$	1,489,789$	1,550,994$	1,669,691$
Portfolio Turnover(c)	66%	54%	31%	25%	34%
*
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.
**
For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee.
†
The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found in the Fees and Expenses in this prospectus.
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.
(c)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

54 | USAA Tax Exempt Funds

Appendix B — Taxable-Equivalent Yield Table for 2021

Assuming a Federal Marginal Tax Rate of*:	24%	32%	38.8%	40.8%
To Match a Tax-Free Yield of:	A Fully Taxable Investment Would Have to Pay You:
1.00%	1.32%	1.47%	1.63%	1.69%
1.50%	1.97%	2.21%	2.45%	2.53%
2.00%	2.63%	2.94%	3.27%	3.38%
2.50%	3.29%	3.68%	4.08%	4.22%
3.00%	3.95%	4.41%	4.90%	5.07%
3.50%	4.61%	5.15%	5.72%	5.91%
4.00%	5.26%	5.88%	6.54%	6.76%
4.50%	5.92%	6.62%	7.35%	7.60%
5.00%	6.58%	7.35%	8.17%	8.45%
5.50%	7.24%	8.09%	8.99%	9.29%
6.00%	7.89%	8.82%	9.80%	10.14%
6.50%	8.55%	9.56%	10.62%	10.98%
7.00%	9.21%	10.29%	11.44%	11.82%
*The above marginal rates reflect the 3.8% tax on “net investment income” of individuals, estates, and trusts that exceeds certain thresholds. See the section titled Taxes – Shareholder Taxation of the prospectus.
A fully taxable investment is a bond that pays taxable interest or shares of a mutual fund that does not pay exempt-interest dividends.
This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA Mutual Funds.
These rates were selected as examples that would be relevant to most taxpayers.
The information shown in this chart does not reflect the impact of state and local taxes.

Prospectus | 55

NOTES

NOTES

NOTES

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Statement of Additional Information (“SAI”): A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus, which means it is legally part of the prospectus.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.
How to Obtain Information: You may obtain a free copy of the SAI, annual or semi annual reports, or to ask other questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the USAA Mutual Funds at the address or telephone number below, or by contacting your financial intermediary.
By mail: USAA Mutual Funds P.O. Box 182593 Columbus, OH 43218-2593	By telephone: Call USAA Mutual Funds at (800) 235-8396
You also can obtain information about each Fund (including the SAI and other reports) from the SEC on the SEC’s EDGAR database at http://www.sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

USAA-TEF-Z-PRO-(08/21)

USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATIONAUGUST 1, 2021
USAA Tax Exempt Long-Term Fund Shares (USTEX)
USAA Tax Exempt Long-Term Fund Institutional Shares (ULTIX)
USAA Tax Exempt Long-Term Fund Class A (UTELX)
USAA Tax Exempt Intermediate-Term Fund Shares (USATX)
USAA Tax Exempt Intermediate-Term Fund Institutional Shares (UITIX)
USAA Tax Exempt Intermediate-Term Fund Class A (UTEIX)
USAA Tax Exempt Short-Term Fund Shares (USSTX)
USAA Tax Exempt Short-Term Fund Institutional Shares (USTIX
USAA Tax Exempt Short-Term Fund Class A (UTESX)
USAA Tax Exempt Money Market Fund Shares (USEXX)
USAA MUTUAL FUNDS TRUST (the “Trust”) is an open-end management investment company offering shares of 46 mutual funds, four of which are described in this Statement of Additional Information (“SAI”). This SAI is not a prospectus and contains information in addition to, and more detailed than, that set forth in the Funds' prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with the Funds' prospectus. You may obtain a free copy of the prospectus dated August 1, 2021, for the Funds' by writing to USAA Mutual Funds Trust, PO Box 182593, Columbus, OH 43218-2593, or by calling toll free (800) 235-8396. The prospectus provides the basic information you should know before investing in a Fund.
The financial statements of the Funds and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended March 31, 2021, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

2	Valuation of Securities
3	Conditions of Purchase and Redemption
4	Additional Information Regarding Redemption of Shares
8	Investment Plans
8	Investment Policies
22	Investment Restrictions
22	Portfolio Transactions
24	Fund History and Description of Shares
25	Tax Considerations
28	Management of the Trust
36	Control Persons and Principal Shareholders
39	The Trust’s Manager and Other Service Providers
45	Distribution and Service Plans
48	Portfolio Manager Disclosure
50	Portfolio Holdings Disclosure
51	General Information
51	Appendix A – Tax-Exempt Securities and their Ratings
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Valuation of Securities
Victory Capital Management Inc. (“Victory Capital” or “Manager”) serves as the Manager of the Funds, and Victory Capital Services, Inc. (“VCS” or “Distributor”) serves as the distributor of the Funds' shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Manager”) served as the manager of the Funds and USAA Investment Management Company served as the distributor of the Funds' shares.
A Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees each Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by each Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and stale price monitoring.
The value of securities of each Fund is determined by one or more of the following methods:
Investments of the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund generally are traded in the over-the-counter market and are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sale price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”) of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.
Investments in non-exchange traded open-end investment companies are valued at their NAV at the end of each business day. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date. Options are valued at the mean between the last bid and ask prices. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuation for such securities. Repurchase agreements are valued at cost.
In the event that price quotations or valuations are not readily available, are not reflective of market value or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
The USAA Tax Exempt Money Market Fund securities may be valued at amortized cost, provided that it approximates market value as determined by the Board. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity
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of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.
The valuation of the USAA Tax Exempt Money Market Fund portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (“SEC”).
The Board has established procedures designed to stabilize the USAA Tax Exempt Money Market Fund price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund at all times will be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, establishing an NAV per share by using available market quotations, or suspending redemptions to the extent permitted under the SEC rules.
The USAA Tax Exempt Money Market Fund may use credit ratings from the following designated nationally recognized statistical rating organizations (“NRSROs”) to determine the credit quality of a security that may be purchased by the USAA Tax Exempt Money Market Fund under applicable securities laws: (1) Moody’s Investors Service, Inc. (“Moody’s”), (2) S&P Global Ratings (“S&P”), and (3) Fitch Ratings Inc. (“Fitch”).
Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Transfer Agency Company d/b/a USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Limitations on the purchase of shares of the USAA Tax Exempt Money Market Fund
The USAA Tax Exempt Money Market Fund limits sales of its shares to accounts beneficially owned by natural persons. The Board has adopted policies and procedures reasonably designed to limit investments in the USAA Tax Exempt Money Market Fund to accounts beneficially owned by natural persons. Under those policies and procedures, the Board has delegated to the Manager the responsibility for determining whether each beneficial owner or prospective beneficial owner of shares of the USAA Tax Exempt Money Market Fund is a natural person. Under those policies and procedures, generally the Manager or its affiliates will rely on certain information provided in connection with opening an account when making its determination regarding natural persons. For example, where a Social Security number is provided on behalf of the beneficial owner, generally the Manager or its affiliates will deem the beneficial owner to be a natural person eligible to invest in the USAA Tax Exempt Money Market Fund; however, where a taxpayer identification number (also known as an employer identification number) is provided on behalf of the beneficial owner, generally the Manager or its affiliates will deem the beneficial owner to be a non-natural person ineligible to invest in the USAA Tax Exempt Money Market Fund. The Manager or its affiliates also may rely on other criteria that it deems reasonable and appropriate for making its determination under the circumstances.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
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Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of a Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of a Fund may be offered to other investment companies that are structured as funds-of-funds, to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may, from time to time, own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although each Fund reserves the right to redeem some or all of its shares in kind by delivering securities from a Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating a Fund’s NAV. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
Investments in the USAA Tax Exempt Money Market Fund are limited to natural persons. Accordingly, the USAA Tax Exempt Money Market Fund will redeem shares held by any existing shareholder that it determines is not a natural person. Consistent with guidance provided by the SEC, the USAA Tax Exempt Money Market Fund will provide at least 60 days’ written notice to any such shareholder in advance of effecting any such redemption.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders. The USAA Tax Exempt Money Market Fund may impose liquidity fees or temporarily suspend redemptions (gates) if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress.
For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active
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duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “Affiliated Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
•  Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
• Purchases and sales pursuant to automatic investment or withdrawal plans;
• Purchases and sales made through USAA 529 College Savings PlanTM;
• Purchases and sales made in certain separately managed accounts in wrap fee programs;
• Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
• Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to a Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.
The Affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the Affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
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Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Redemption by Check
Shareholders invested in the USAA Tax Exempt Money Market Fund through an account with the Transfer Agent may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.
Checks issued to shareholders of the USAA Tax Exempt Money Market Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account in the USAA Tax Exempt Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.
The checkwriting privilege is subject to the customary rules and regulations of The Bank of New York Mellon (“BNY Mellon”) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.
The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.
The Trust, the Transfer Agent, and BNY Mellon each reserves the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.
You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.
Involuntary Redemptions
The USAA Tax Exempt Money Market Fund will limit investments to accounts beneficially owned by natural persons. Accordingly, the USAA Tax Exempt Money Market Fund may redeem shares held by accounts that it determines are not beneficially owned by natural persons. Consistent with guidance provided by the SEC, the USAA Tax Exempt Money Market Fund will provide at least 60 days’ written notice in advance of effecting any such involuntary redemption. Shares held by these accounts will be sold at their NAV per share calculated on the day that the USAA Tax Exempt Money Market Fund closes the account position and neither the Manager, its affiliates, nor the USAA Tax Exempt Money Market Fund will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Purchasing Shares
Alternative Sales Arrangements — Class A.
Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.
Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.
The Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.
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The methodology for calculating the NAV, dividends and distributions of the share classes of the Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.
Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fixed Income Funds.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Less than $100,000	2.25%	2.00%
$100,000 to $249,999	1.75%	1.50%
Over $250,000*	0.00%	0.00%
* There is no initial sales charge on purchases of $250,000 or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
** Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
Sample Calculation of Maximum Offering Price
Class A shares of the Fixed Income Funds are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.
Fixed Income Funds
NAV per share	$ 10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$ 0.23
Per Share Offering Price to the Public	$ 10.23
Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.
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Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at VictoryFunds.com.
Automatic Purchase of Shares
Automatic Investment Plan – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the USAA Mutual Funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different USAA Mutual Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another USAA Mutual Fund.
This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions help replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
Each redemption of shares of a Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Investment Policies
The sections captioned Investment Objective and More Information on aFund’s Investment Strategy in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Funds may be subject to. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.
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Adjustable-Rate Securities
Each Fund may invest in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security’s yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (sometimes referred to as “LIBOR”) or the SIFMA Municipal Swap Index Yield. The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”). “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
Each Fund, together with other funds of the Trust and Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds, participates in a 364 day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15% and, a renewal fee of 0.10%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities (“ABS”) and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
The USAA Tax Exempt Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the 1940 Act.
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Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover derivative instruments could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect each Fund or its shareholders. In certain situations, the Funds, the Manager, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Funds from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. Each Fund and its shareholders could be negatively impacted as a result.
Derivatives
Each Fund (other than the USAA Tax Exempt Money Market Fund) may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund’s investment objective. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.
The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
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The SEC recently voted to adopt Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”'). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, Rule 18f-4 would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. For funds that qualify as limited derivatives users, Rule 18f-4 requires a fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Fund remains uncertain, however, due to the compliance timeline within Rule 18f-4, it is unlikely that the Fund will be required to fully comply with the requirements until 2022.
Diversification
Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development revenue bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.
Futures Contracts
Each Fund (other than the USAA Tax Exempt Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund initially will be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Illiquid Securities
The USAA Tax Exempt Long-Term, USAA Tax Exempt Intermediate-Term, and USAA Tax Exempt Short-TermFunds may invest up to 15%, and the USAA Tax Exempt Money Market Fund may invest up to 5% of their respective net assets, in securities that are
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illiquid. Illiquid securities are generally those securities that a Fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities. Municipal lease obligations and certain restricted securities may be determined to be liquid in accordance with the guidelines established by the Board.
Interfund Borrowing and Lending
Each Fund (other than the USAA Tax Exempt Money Market Fund) is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Inverse Floating Rate Securities
Each Fund (other than the USAA Tax Exempt Money Market Fund) may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Funds will seek to buy these securities at attractive values and yields that more than compensate the Funds for the securities’ price volatility.
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Lending of Securities
Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.
LIBOR Discontinuation Risk
Many debt securities, derivatives and other financial instruments, including some of a Fund's investments, use the LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.
Limitations and Risks of Options and Futures Activity
Each Fund (other than the USAA Tax Exempt Money Market Fund) may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
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Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish and maintain a liquidity risk management program (“LRMP”). The Liquidity Rule defines “illiquid security” as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Liquidity Fee and Redemption Gate Risk
The USAA Tax Exempt Money Market Fund may impose liquidity fees or temporarily suspend redemptions for a period of up to 10 business days in any 90-day period if the weekly liquidity of the Fund’s assets falls below a certain threshold, subject to the determination by the Fund’s Board that such liquidity fee or redemption gate is in the best interest of the Fund. If the weekly liquidity of the Fund’s assets falls below 30% of its total assets, the Fund may either impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend redemptions. If the weekly liquidity of the Fund’s assets falls below 10% of its total assets, the Fund must impose a minimum 1% liquidity fee on redemptions, unless the Fund’s Board determines that imposing such liquidity fee is not in the best interests of the Fund. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would delay your ability to redeem your investments in the Fund.
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Municipal Lease Obligations (“MLOs”)
Each Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Non-Investment-Grade Securities or “Junk Bonds”
Each Fund may invest directly or indirectly in or hold “junk bonds” or non-investment-grade securities. Non-investment grade securities (i.e., BB or lower by S&P Global Ratings (“S&P”), or Ba or lower by Moody’s Investors Service Inc. (“Moody’s”) or, if unrated, deemed to be of comparable quality by the Manager) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment-grade bonds, sometimes referred to as “junk bonds,” usually are issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers. Under such conditions, the Fund may find it difficult to value its “junk bonds” accurately. The Fund’s investments in “junk bonds” also may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment-grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
Options on Futures Contracts
Each Fund (other than the USAA Tax Exempt Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Periodic Auction Reset Bonds
Each Fund (except the USAA Tax Exempt Money Market Fund) may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments,
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arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Put Bonds
Each Fund may invest in tax-exempt securities, including securities with variable interest rates, that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earliest put date, even though stated maturity is longer. For the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the USAA Tax Exempt Money Market Fund is determined as stated under Variable Rate Demand Notes below.
Recent Market Conditions and Regulatory Developments
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may last for an extended period of time. The current pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior.
Governments and central banks have moved to limit these negative economic effects with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. The impact of infectious diseases may be greater in countries that do not move effectively to control them, which may occur for political reasons or because of a lack of health care or economic resources. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. Although promising vaccines have been released, it may be many months before vaccinations are sufficiently widespread to allow the restoration of full economic activity.
Many municipal issuers may suffer substantial declines in tax revenue because of the business and economic disruptions associated with the COVID-19 pandemic. Because this situation is relatively new and ongoing, it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent. In that event, to the extent a Fund has a bank deposit, holds a debt instrument with a negative interest rate, or invests its cash in a money market fund holding such instruments, the Fund would generate a negative return on that investment. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by government policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, tariff “wars,” changes to some major international trade agreements and the potential for changes to others, and campaigns to “buy American,” could affect international trade and the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China have been very sensitive to the outlook for resolving the U.S.-China “trade war,” a trend that may continue in the future.
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In December 2020, the United Kingdom (“UK”) and the European Union (“EU”) signed a Trade and Cooperation Agreement (“TCA”) to delineate the terms on which the UK left the EU. The TCA did little to address financial services and products provided by UK entities to customers in the EU, leaving the future of such services uncertain. Also left uncertain was the long-term future of the UK auto industry, which relies heavily on exports to the EU, although the TCA leaves a long period for issues to be resolved. New trading rules have disrupted the cross-border flow of products and supplies for many businesses; it remains to be seen whether these will be smoothed out with the passage of time or cause long-term damage to affected businesses.
Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. Over the past several years, the U.S. has moved away from tighter legislation and regulation impacting businesses and the financial services industry. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Fund and its service providers, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Climate Change. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. The new U.S. administration appears concerned about the climate change problem and may focus regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Repurchase Agreements
Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund’s custodian or special “tri-party” custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The income from repurchase agreements will not qualify as “exempt-interest dividends” (see “Tax Considerations”) when distributed by a Fund.
Section 4(a)(2) Commercial Paper and Rule 144A Securities
Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
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Securities as a Result of Exchanges or Workouts
Each Fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.
Securities of Other Investment Companies
Each Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, each Fund (except the USAA Tax Exempt Money Market Fund) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.
The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, effective January 19, 2021, permits a portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions. The compliance date for Rule 12d1-4 and the rescission of the applicable exemptive orders and the withdrawal of the applicable noaction letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under the 1940 Act.
Swap Arrangements
Each Fund (other than the USAA Tax-Exempt Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount, whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing
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organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes. The Funds also may invest in credit default swap indexes, which are portfolios of credit default swaps with similar characteristics. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund also is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
Each Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and require that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.
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Tax-Exempt Liquidity Protected Preferred Shares
Each Fund may invest in tax-exempt liquidity protected preferred shares (“LPP shares”) (or similar securities). LPP shares are issued by municipal bond funds (funds that principally invest in tax-exempt securities) and are generally designed to pay “exempt-interest dividends” (see “Tax Considerations”) that reset on or about every seven days in a remarketing process. Under this process, the holder of an LPP share generally may elect to tender the share or hold the share for the next dividend period by notifying the remarketing agent in connection with the remarketing for that dividend period. If the holder does not make an election, the holder will continue to hold the share for the subsequent dividend period at the applicable dividend rate determined in the remarketing process for that period. LPP shares possess an unconditional obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the LPP shares plus accrued dividends, all LPP shares that are subject to sale and not remarketed.
The applicable dividend rate for each dividend period typically will be the dividend rate per year that the remarketing agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the LPP shares in such remarketing and tendered to it on the remarketing date. If the remarketing agent is unable to remarket all LPP shares tendered to it and the liquidity provider is required to purchase the shares, the applicable dividend rate may be different. The maturity of LPP shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements. LPP shares generally are issued by registered and unregistered pooled investment vehicles that use the proceeds to purchase medium- and long-term investments to seek higher yields and for other purposes.
LPP shares are subject to certain risks, including the following: since mid-February 2008, existing markets for remarketed and auction preferred securities generally have become illiquid and many investors have not been able to sell their securities through the regular remarketing or auction process. Although LPP shares provide liquidity protection through the liquidity provider, it is uncertain, particularly in the near term, whether there will be a revival of investor interest in purchasing securities sold through remarketings. There is also no assurance that a liquidity provider will be able to fulfill its obligation to purchase LPP shares subject to sell orders in remarketings that are not otherwise purchased because of insufficient clearing bids. If there are insufficient clearing bids in a remarketing and the liquidity provider is unable to meet its obligations to purchase the shares, a Fund may not be able to sell some or all of the LPP shares it holds. In addition, there is no assurance that the issuer of the LPP shares will be able to renew the agreement with the liquidity provider when its term has expired or that it will be able to enter into a comparable agreement with another suitable liquidity provider if such event occurs or if the liquidity agreement between the issuer and the liquidity provider is otherwise terminated.
Because of the nature of the market for LPP shares, a Fund may receive less than the price it paid for the shares if it sells (assuming it is able to do so) them outside of a remarketing, especially during periods when remarketing does not attract sufficient clearing bids or liquidity in remarketings is impaired and/or when market interest rates are rising. Furthermore, there can be no assurance that a secondary market will exist for LPP shares or that a Fund will be able to sell the shares it holds outside of the remarketings conducted by the designated remarketing agent at any given time.
A rating agency could downgrade the ratings of LPP shares held by a Fund or securities issued by a liquidity provider, which could adversely affect the liquidity or value in the secondary market of the LPP shares. It is also possible that an issuer of LPP shares may not earn sufficient income from its investments to pay dividends on the LPP shares. In addition, it is possible that the value of the issuer’s investment portfolio will decline due to, among other things, increases in long-term interest rates, downgrades or defaults on investments it holds and other market events, which would reduce the assets available to meet its obligations to holders of its LPP shares. In this connection, many issuers of LPP shares invest in non-investment grade bonds, also known as “junk bonds.” These securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed and such defaults will reduce the value of the securities they issue. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
In addition, LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments. LPP shares currently are issued in reliance on guidance provided by the SEC and a notice (which all taxpayers may rely on for guidance) and a handful of private letter rulings (which may be relied on as precedent only by the taxpayer(s) to whom they are addressed) issued by the Internal Revenue Service ("IRS"). It is possible that the SEC and/or the IRS could issue new guidance or rules that supersede and nullify all or a portion of the current guidance, which could adversely impact the value and liquidity of a Fund’s investment in LPP shares, the tax treatment of investments in LPP shares, and/or the ability of the Funds to invest in LPP shares.
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Temporary Defensive Policy
Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Variable-Rate and Floating-Rate Securities
Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
In the case of the USAA Tax Exempt Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.
When-Issued and Delayed-Delivery Securities
Each Fund may invest in tax-exempt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund receives a commitment fee for delayed draws on loans. A Fund may sell these securities before the settlement date.
Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption,
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and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund thus may be changed without affecting those of any other Fund.
Each Fund:
(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3) may not issue senior securities, except as permitted under the 1940 Act.
(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.
With respect to each Fund's concentration policy described above, the Fund applies that restriction to investments in a particular industry or group of industries. Additionally, during normal market conditions, at least 80% of each Fund’s annual income will be excludable from gross income for federal income tax purposes.
Portfolio Transactions
The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.
The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager subject to obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and
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the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager’s costs.
The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager and Other Service Providers.
Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager’s other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust. The tax-exempt securities market is typically a “dealer” market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer’s mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.
During the fiscal year ended March 31, 2021, the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund did not direct brokerage transactions to obtain research, analysis, advice, and similar services.
Brokerage Commissions
During the past fiscal year ended March 31, the Funds paid the following aggregate brokerage fees:
Fund	2021
USAA Tax Exempt Long-Term Fund	$ 1,200
USAA Tax Exempt Intermediate-Term Fund	$ 4,200
USAA Tax Exempt Short-Term Fund	$ 600
Portfolio Turnover Rates
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.
The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the USAA Tax Exempt Long-Term Fund's, USAA Tax Exempt Intermediate-Term Fund's, and USAA Tax Exempt Short-Term Fund’s portfolio appropriate in view of each Fund's investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. Each of the Funds (except the USAA Tax Exempt Money Market Fund) may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.
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For the last two fiscal years ended March 31, the Funds’ portfolio turnover rates were as follows:

FUND	2021	2020
USAA Tax Exempt Long-Term Fund	21%	24%
USAA Tax Exempt Intermediate-Term Fund	23%	26%
USAA Tax Exempt Short-Term Fund	66%	54%
The portfolio turnover for 2021 and 2020 would be 9% and 12%, respectively, for the USAA Tax Exempt Long-Term Fund, 13% and 12%, respectively, for the USAA Tax Exempt Intermediate-Term Fund, and 32% and 45%, respectively, for the USAA Tax Exempt Short-Term Fund, of the average value of its portfolio with the exclusion of variable-rate demand notes, with long-term maturities and one- or seven-day demand features, or put options.
Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 46 portfolios, four of which are described in this SAI.
The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund. Under the Master Trust Agreement, the Board is authorized to create new portfolios in addition to those already existing without shareholder approval.
The Funds are series of the Trust and are diversified. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund in March 1982 and began offering shares of the USAA Tax Exempt Money Market Fund in February 1984, and were reorganized into the Trust in August 2006. The USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund offer three classes of shares, identified as Fund Shares, Institutional Shares, and Class A (formerly, Adviser Shares).
Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover,
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pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
Converting from Class A Shares to Fund Shares or Institutional Shares: If you hold Class A shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Class A shares of the Fund to Fund Shares or Institutional Shares, as applicable.
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
Conversions are not subject to the Funds' restrictions on short-term trading activity discussed under the section titled Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Tax Considerations
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017, and before January 1, 2026. The Tax Act makes changes to the tax rules affecting shareholders and the Funds, including various investments that the Fund may make. Investors are urged to consult their own tax advisors for more detailed information.
Taxation of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). If a Fund so qualifies, it will not be liable for federal income tax on its taxable net investment income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (or “QPTP”) (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) (a QPTP) (income requirement); (2) distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution
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requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”). Furthermore, for a Fund to pay “exempt-interest dividends” (defined in the Funds' prospectus), at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax under Code section 103(a). Each Fund intends to continue to satisfy these requirements.
If a Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirement and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of exempt-interest dividends and net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (“QDI”), which is subject to federal income tax at the lower rates for net capital gain (see below). In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as income earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. Accrued OID with respect to tax-exempt obligations generally will be excluded from a Fund’s taxable income, although that discount will be included in its gross income for purposes of the income requirement and will be added to the adjusted tax basis in those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the accrual amount of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.
A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued OID, if any. Each Fund intends to defer recognition of accrued market discount on a security until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.
A Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium on tax-exempt securities must be amortized to the maturity date, but no deduction is allowed for the premium amortization. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures a Fund derives with respect to its business of investing in securities will be treated as qualifying income under the income requirement.
Certain futures contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which a Fund invests—will be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will
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be taxable to its shareholders as ordinary income when distributed to them and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Taxation of the Shareholders
Shareholders who are recipients of Social Security or railroad retirement benefits should be aware that exempt-interest dividends received from a Fund are includable in their “modified adjusted gross income” for purposes of determining the amount of those benefits, if any, that are required to be included in their gross income.
If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, options, futures, other derivatives, securities of investment companies that pay distributions other than exempt-interest dividends, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% and 20% maximum federal income tax rates on certain dividends applicable to individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its individual shareholders at those rates to the extent they are attributable to net capital gain. Under the Tax Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal income tax.
All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above. Any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If a shareholder receives an exempt-interest dividend with respect to any Fund share held for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of the amount of that dividend. Similarly, if a shareholder of a Fund receives a distribution of net capital gain and redeems or exchanges that Fund’s shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.
A Fund may invest in private activity bonds (“PABs”). Except as noted in the following sentence, interest on certain PABs is a tax preference item (a “Tax Preference Item”) for purposes of the federal alternative minimum tax (“AMT”), although that interest continues to be excludable from federal gross income. Bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs and the interest thereon thus will not be a Tax Preference Item. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Opinions relating to the validity of tax-exempt securities and the excludability of interest thereon from gross income for federal income tax purposes are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Funds' counsel makes any review of the basis for such opinions.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011, (“Covered Shares”) that are redeemed
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or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
State and Local Taxes
The exemption of interest income and exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident but generally are subject to tax on distributions of income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.
*  *  *  *  *
The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Management of the Trust
The Board consists of nine Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (the “Interested Trustees.”) Prior to July 2, 2021, Mr. Dan McNamara was deemed an “interested person” due to his previous position as Director of AMCO, the former investment adviser of the Funds. Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds. Mr. Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. Mr. Boyce, the Chairman of the Board, has been designated a Lead Independent Trustee. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Chairman and Lead Independent Trustee may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees in the absence of the Chairman. The Chairman and Lead Independent Trustee participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Chairman and Lead Independent Trustee will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Chairman and Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustees provide
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the Board with the Manager’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from the Manager.
The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustees and Officers
Set forth below are the Independent Trustees and the Interested Trustee, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders. The mailing address of the Trustees is 15935 La Cantera Parkway, San Antonio, TX 78256.
Independent Trustees
29

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager.	46	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years.	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06).	46	None
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012
Trustee, President, and Vice Chairman of
USAA ETF Trust (6/17-6/19); President of
Financial Advice & Solutions Group
(FASG), USAA (02/13-03/21); Director of
USAA Asset Management Company
(AMCO), (08/11-06/19); Chairman of Board
of AMCO (04/13/-06/19); Director of USAA
Investment Services Company (ISCO)
(formerly USAA Investment Management
Company) (09/09-03/21); Chairman of
Board of ISCO (04/13-12/20); President and
Director of USAA Shareholder Account
Services (SAS) (10/09-06/19); Chairman of
Board of SAS (04/13/-06/19); Senior Vice
President of USAA Financial Planning
Services Insurance Agency, Inc. (FPS)
(04/11-03/21); Director and Vice Chairman
of FPS (12/13-03/21); President and Director
of USAA Investment Corporation (ICORP)
(03/10-03/21); Chairman of Board of ICORP
(12/13-03/21); Director of USAA Financial
Advisors, Inc. (FAI) (12/13-03/21);
Chairman of Board of FAI (3/15-03/21).
				46	None
30

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996.	46	None
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017
Director, Elta North America
(01/18-present), which is a global leader in
the design, manufacture, and support of
innovative electronic systems in the ground,
maritime, airborne, and security domains for
the nation’s warfighters, security personnel,
and first responders; Managing Partner,
Pioneer Partnership Development Group
(12/15-present); Executive Director, The
Union League Club of New York
(06/14-11/15); Executive Vice President, Air
Force Association (08/12-05/14); Lieutenant
General, United States Air Force
(01/08-06/12). Lieutenant General Newton
(Ret.) served 34 years of active duty in the
United States Air Force. Lt. Gen. Newton
retired as the Assistant Vice Chief of Staff
and Director of Air Staff at the Headquarters
of the U.S. Air Force where he was
responsible for overseeing the administration
and organization of the Air Staff, which
develops policies, plans and programs,
establishes requirements, and provides
resources to support the Air Force’s mission.
Lt. Gen. Newton is a graduate of the
United States Air Force Academy, Webster
University, and The National War College.
				46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12).	46	None
31

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.
Interested Trustee
Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
David C. Brown (May 1972)	Trustee	Trustee since July 2019
Chairman and Chief Executive Officer
(2013-present), Co-Chief Executive Officer,
(2011-2013), Victory Capital
Management Inc.; Chairman and Chief
Executive Officer (2013-present), Victory
Capital Holdings, Inc.
				46 portfolios within the Trust;41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Funds' shareholders.
The following summarizes the experience and qualifications of the Trustees.
•  Jefferson C. Boyce. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience
32

in organizational development, marketing, product development, and money management as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  David C. Brown. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.
•  Dawn M. Hawley. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  Robert L. Mason. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 24 years’ experience as a Board member of the USAA Mutual Funds.
•  Daniel S. McNamara. Mr. Dan McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
•  Paul L. McNamara. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over eight years’ experience as a Board member of the USAA Mutual Funds. Paul L. McNamara is of no relation to Daniel S. McNamara.
•  Richard Y. Newton, III. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over three years’ experience as a Board member of the USAA Mutual Funds.
•  Barbara B. Ostdiek. Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 13 years’ experience as a Board member of the USAA Mutual Funds.
•  John C. Walters. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk.
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.
Officers of the Trust
Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Chris Dyer (February 1962)	President	July 2019	Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present).
Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present); Senior Analyst, Fund Administration, Victory Capital Management Inc. (2005-2015).
33

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	Treasurer	March 2018
Executive Director, Victory Capital
Management Inc. (7/1/19-present); Executive
Director, Investment and Financial
Administration, USAA (2012-6/30/19);
Assistant Treasurer, USAA Mutual Funds
Trust (2013-2018). Mr. De Vries also serves
as the Funds’ Principal Financial Officer.

Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA Mutual Funds. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: Audit and Compliance Committee, Product Management and Distribution Committee, Corporate Governance Committee, and Investments Committee. The duties of these four Committees and their membership are as follows:
•  Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee.
•  Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as the Manager’s selection of subadvisers; oversees the distribution and marketing of the Funds; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. The Product Management and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee.
•  Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee
34

is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee is comprised of all Independent Trustees, with Mr. P. McNamara serving as the chair of the Committee.
•  Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee.
During the Funds' most recent fiscal year ended March 31, 2021, the Board held meetings five times. The Audit and Compliance Committee held four meetings; the Product Management and Distribution Committee held four meetings; the Corporate Governance Committee held four meetings; and the Investments Committee held four meetings.
There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Mutual Funds overseen by the Trustees as of the calendar year ended December 31, 2020. As of June 30, 2021, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.

	USAA Tax Exempt Long-Term Fund	USAA Tax Exempt Intermediate-Term Fund	USAA Tax Exempt Short-Term Fund
Interested Trustee
David C. Brown	None	None	None
Independent Trustees
Jefferson C. Boyce	$10,001-$50,000	None	None
Dawn M. Hawley	None	None	None
Robert L. Mason, Ph.D.	$10,001-$50,000	None	None
Daniel S. McNamara	None	Over $100,000	$0-$10,000
Paul L. McNamara	None	None	None
Richard Y. Newton III	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None
John C. Walters	None	None	None

35

	USAA Tax Exempt Money Market Fund	USAA Mutual Fund Complex Total
Interested Trustee
David C. Brown	None	None
Independent Trustees
Jefferson C. Boyce	$10,001-$50,000	$50,001-$100,000
Dawn M. Hawley	None	Over $100,000
Robert L. Mason, Ph.D.	None	Over $100,000
Daniel S. McNamara	$50,001-$100,000	Over $100,000
Paul L. McNamara	None	Over $100,000
Richard Y. Newton III	None	$0-$10,000
Barbara B. Ostdiek, Ph.D.	None	$50,001-$100,000
John C. Walters	None	Over $100,000
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2021.

Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Mutual Funds (b)
Interested Trustee
David C. Brown	None (a)	None (a)
Independent Trustees
Jefferson C. Boyce	$29,096	$340,000
Dawn Hawley	$24,903	$291,000
Robert L. Mason, Ph.D.	$23,534	$275,000
Daniel S. McNamara	None (c)	None (c)
Paul L. McNamara	$24,561	$287,000
Richard Y. Newton III	$23,534	$275,000
Barbara B. Ostdiek, Ph.D.	$24,561	$287,000
John C. Walters	$24,561	$287,000
(a)
David C. Brown is affiliated with the Trust’s investment adviser, Victory Capital. Accordingly, he receives no remuneration from the Trust or any other fund of the USAA Mutual Fund Complex.
(b)
At March 31, 2021, the USAA Mutual Fund Complex consisted of one registered investment company offering 46 individual funds.
(c)
Effective July 2, 2021, Daniel S. McNamara became an Independent Trustee.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of June 30, 2021, there were no control persons of the Funds.
Principal Shareholders
As of June 30, 2021, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below.
36

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Tax-Exempt Long Term Fund Shares	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO, CA 94105	27.62%	Record
USAA Tax-Exempt Intermediate Term Fund Shares	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO, CA 94105	40.25%	Record
USAA Tax-Exempt Intermediate Term Fund Shares	NATIONAL FINANCIAL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.05%	Record
USAA Tax-Exempt Short-Term Fund Shares	CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO, CA 94105	26.21%	Record
USAA Tax-Exempt Short-Term Fund Shares	NATIONAL FINANCIAL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	9.87%	Record
USAA Tax-Exempt Short-Term Fund Shares	TD AMERITRADE PO BOX 2226 OMAHA, NE 68103-2226	6.48%	Record
USAA Tax-Exempt Short-Term Fund Shares	MUIR CO C/O FROST BANK TRUST DEPT PO BOX 2950 SAN ANTONIO TX 78299-2950	6.36%	Record
USAA Tax-Exempt Long Term Fund Institutional Shares	UBS Financial Services Inc. c/o Central Deposit/Mutual Funds 100 Harbor Blvd 7th Floor A/C YY011410610 Weehawken, NJ 07086-6727	37.65%	Record
USAA Tax-Exempt Long Term Fund Institutional Shares	Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	11.40%	Record
USAA Tax-Exempt Long Term Fund Institutional Shares	Susan J. Dewan TOD 6970 W Harness Ln Columbus, IN 47201-8733	10.75%	Beneficial
USAA Tax-Exempt Long Term Fund Institutional Shares	CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO, CA 94105	6.26%
USAA Tax-Exempt Long Term Fund Institutional Shares	Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	6.06%
USAA Tax-Exempt Intermediate Term Fund Institutional Shares	CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO, CA 94105	81.25%	Record
37

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Tax-Exempt Intermediate Term Fund Institutional Shares	Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131-3729	11.71%	Record
USAA Tax-Exempt Short Term Fund Institutional Shares	Merrill Lynch, Pierce, Fenner & Smith Attn: Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	36.16%	Record
USAA Tax-Exempt Short Term Fund Institutional Shares	Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131-3729	26.71%	Record
USAA Tax-Exempt Short Term Fund Institutional Shares	UBS Financial Services Inc. c/o Central Deposit/Mutual Funds 100 Harbor Blvd 7th Floor A/C YY011410610 Weehawken, NJ 07086-6727	9.68%	Record
USAA Tax-Exempt Short Term Fund Institutional Shares	Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	7.49%
USAA Tax-Exempt Short Term Fund Institutional Shares	Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	6.83%	Record
USAA Tax-Exempt Long Term Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	56.81%	Record
USAA Tax-Exempt Long Term Fund Class A	E*TRADE SECURITIES LLC PO BOX 484 JERSEY CITY, NJ 07303	18.83%	Record
USAA Tax-Exempt Long Term Fund Class A	Merrill Lynch, Pierce, Fenner & Smith Attn: Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	12.27%	Record
USAA Tax-Exempt Long Term Fund Class A	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	6.68%	Record
USAA Tax-Exempt Intermediate Term Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	62.81%	Record
USAA Tax-Exempt Intermediate Term Fund Class A	Merrill Lynch, Pierce, Fenner & Smith Attn: Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	9.66%	Record
USAA Tax-Exempt Intermediate Term Fund Class A	Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131-3729	9.01%	Record
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Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Tax-Exempt Intermediate Term Fund Class A	UBS FINANCIAL SERVICES 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.04%	Record
USAA Tax-Exempt Intermediate Term Fund Class A	LPL FINANCIAL OMNIBUS 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	5.68%	Record
USAA Tax-Exempt Short Term Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	88.60%	Record
1
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”
The Trust’s Manager and Other Service Providers
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of June 30, 2021, Victory Capital managed assets totaling in excess of $161.9 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Manager is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.
For these services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross
39

negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2022, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice and will automatically terminate in the event of its assignment (as defined by the 1940 Act).
The Manager has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed a certain amount for each Fund through at least June 30, 2023. The Manager is permitted to recoup any reimbursed expenses for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Funds’ Board of Trustees.
Prior to July 1, 2019, AMCO served as the investment adviser to the Fund. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Funds paid AMCO advisory fees as follows:
Fund	2020	2019
USAA Tax Exempt Long-Term Fund	$ 1,672,878	$ 6,511,803
USAA Tax Exempt Intermediate-Term Fund	$ 3,367,358	$ 14,867,506
USAA Tax Exempt Short-Term Fund	$ 1,033,217	$ 4,482,838
USAA Tax Exempt Money Market Fund	$ 1,086,654	$ 4,732,580
For the fiscal year ended March 31, 2021, and for the period July 1, 2019 to March 31, 2020, the Funds paid advisory fees to Victory Capital as follows:
Fund	2021	2020
USAA Tax Exempt Long-Term Fund	$ 6,620,552	$ 5,262,106
USAA Tax Exempt Intermediate-Term Fund	$ 14,810,691	$ 10,614,644
USAA Tax Exempt Short-Term Fund	$ 3,745,209	$ 2,962,728
USAA Tax Exempt Money Market Fund	$ 2,006,178	$ 2,984,443
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. As a result of the Funds' expense limitations previously in effect by AMCO, for the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, AMCO reimbursed the Funds as follows. Information provided for Class A shares is that of the Adviser Shares, which were redesignated Class A shares on June 29, 2020.

Fund	2020	2019
USAA Tax Exempt Long-Term Fund	$ 10,431	$ 18,711
USAA Tax Exempt Intermediate-Term Fund	$ 13,676	$ 24,064
USAA Tax-Exempt Short-Term Fund	$ 9,814	$ 15,847
For the fiscal year ended March 31, 2021, and for the period July 1, 2019 to March 31, 2020, Victory Capital reimbursed the Funds as follows:
Fund	2021	2020
USAA Tax Exempt Long-Term Fund	$ 85,164	$ 14,636
USAA Tax Exempt Intermediate-Term Fund	$ 171,995	$ 15,924
USAA Tax-Exempt Short-Term Fund	$ 106,984	$ 10,368
USAA Tax-Exempt Money Market Fund	$ 1,556,839	$ 18,531
The management fees of each Fund (except the USAA Tax Exempt Money Market Fund) are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will be added to or subtracted from the base investment management fee depending upon the performance of the Fund relevant to a relevant Lipper Index. Victory Capital will charge only the base fee (with no performance adjustments) for a period of 12 months following the effectiveness of the Advisory Agreement while Victory Capital
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develops a performance record for the applicable Funds. Each Fund’s performance will be compared to the Lipper Indexes as listed below:
Fund	Lipper Index
USAA Tax Exempt Long-Term Fund	Lipper General and Insured Municipal Debt Fund Index
USAA Tax ExemptIntermediate-Term Fund	Lipper Intermediate Municipal Debt Funds Index
USAA Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Fund Index
For Funds that offer multiple classes of shares, the performance adjustment is determined on a class-by-class basis. In some circumstances, the Manager has agreed to waive certain expenses of the Funds, the impact of which may be to increase the performance of those Funds. Any corresponding increase in the performance of a Fund may contribute to a positive performance adjustment.
With respect to the USAA Tax Exempt Money Market Fund, the management fee consists solely of the base investment management fee.
Computing the Performance Adjustment
For any month, the base investment management fee of the for each Fund (except the USAA Tax Exempt Money Market Fund) will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of each Fund's relevant Lipper Index. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
The performance period for each Fund consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

USAA Tax Exempt Long-Term Fund
USAA Tax Exempt Intermediate-Term Fund
USAA Tax Exempt Short-Term Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:
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	Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$ 263,568	$ 221,918	$ 193,868	$ 256,768	$ 180,268	$ 221,918
(a)
Average annual performance over a 36-month period
(b)
In basis points 1/100th of a percent
(c)
Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the share class during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon each share class performance compared to the investment record of its respective Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the share class performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper Index. Moreover, the comparative investment performance of each share class is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board. Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semiannual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for both the Fund Shares and Class A shares and an annual rate equal to one-tenth of one percent (0.10%) for the Institutional Shares for the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund and one-tenth of one percent (0.10%) for the USAA Tax Exempt Money Market Fund of the average daily net assets of the respective Fund.
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In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration Agreement.
Prior to July 1, 2019, AMCO served as the Funds’ administrator under a separate agreement. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Funds paid administration and servicing fees to AMCO as follows. Information provided for Class A shares is that of the Adviser Shares, which were redesignated Class A shares on June 29, 2020.

Fund	2020	2019
USAA Tax Exempt Long-Term Fund Shares	$ 893,323	$ 3,478,741
USAA Tax Exempt Long-Term Fund Class A	$ 2,944	$ 11,732
USAA Tax Exempt Intermediate-Term Fund Shares	$ 1,795,351	$ 6,974,286
USAA Tax Exempt Intermediate-Term Fund Class A	$ 8,756	$ 39,849
USAA Tax Exempt Short-Term Fund Shares	$ 549,060	$ 2,269,155
USAA Tax Exempt Short-Term Fund Class A	$ 4,499	$ 16,203
USAA Tax Exempt Money Market Fund	$ 388,125	$ 1,690,207
For the fiscal year ended March 31, 2021, and for the period July 2019 to March 31, 2020, the Funds paid administration and servicing fees to Victory Capital as follows:
Fund	2021	2020
USAA Tax Exempt Long-Term Fund Shares	$ 3,576,457	$ 2,809,838
USAA Tax Exempt Long-Term Fund Institutional Shares	$ 2,877	–
USAA Tax Exempt Long-Term Fund Class A	$ 11,823	$ 9,082
USAA Tax Exempt Intermediate-Term Fund Shares	$ 7,011,025	$ 5,659,276
USAA Tax Exempt Intermediate-Term Fund Institutional Shares	$ 217,253	–
USAA Tax Exempt Intermediate-Term Fund Class A	$ 34,886	$ 27,009
USAA Tax Exempt Short-Term Fund Shares	1,817,585	$ 1,575,375
USAA Tax Exempt Short-Term Fund Institutional Shares	$ 7,838	–
USAA Tax Exempt Short-Term Fund Class A	$ 24,083	$ 11,760
USAA Tax Exempt Money Market Fund	$ 716,481	$ 1,065,829
Sub-Administrator and Sub-Fund Accountant
Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), Victory Portfolios II (“VPII”), and Victory Variable Insurance Funds (“VVIF”), Victory Capital pays Citi a fee, computed daily and paid monthly, at the following annual rates: 0.011% of the first $50 billion of aggregate net assets of the Trust, VP, VPII, and VVIF net assets; plus 0.01% of aggregate net assets of Trust, VP, VPII, and VVIF net assets from $50 billion to $100 billion; plus 0.0085% of aggregate net assets of the Trust, VP, VPII, and VVIF net assets from $100 billion to $125 billion; plus 0.0065% of aggregate Trust, VP, VPII, and VVIF net assets in excess of $125 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. Additional fees apply for providing certain services relating to implementing the new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act. In addition, the Trust, VP, VPII, and VVIF reimburse Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.
The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, N-MFP, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under
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shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, San Antonio, Texas 78256, an affiliate of the Manager, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.
For its services under the Transfer Agency Agreement, each Fund except for the USAA Tax Exempt Money Market Fund pays the Transfer Agent an annual fee of $25.50 per account; and for the USAA Tax Exempt Money Market Fund, the Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-fifteenth of one percent (0.15%) of its average daily net assets, while the Institutional Shares and Class A shares pay the Transfer Agent a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets per account. These fees are subject to change at any time.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses specifically allocated to the Funds that are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third-party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third-party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, the Manager, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Manager, for exclusive underwriting and distribution of the Funds' shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Class A shares.
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Compliance and Legal Services
In addition to the services provided under the Funds' Administration Agreement, AMCO also provided certain tax, compliance, and legal services for the benefit of the Funds. The Board has approved the reimbursement for certain of these expenses incurred by AMCO. Victory Capital became the investment adviser to the USAA Funds on July 1, 2019. For the fiscal year ended March 31, 2019, and the period of April 1, 2019, to June 30, 2019, the Funds reimbursed AMCO for tax, compliance, and legal services as follows:

Fund	2020	2019
USAA Tax Exempt Long-Term Fund	$ 3,558	$ 17,710
USAA Tax Exempt Intermediate-Term Fund	$ 7,181	$ 34,871
USAA Tax Exempt Short-Term Fund	$ 2,252	$ 11,512
USAA Tax Exempt Money Market Fund	$ 2,380	$ 12,906
Compliance Services
Effective July 1, 2019, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
The Funds paid Victory Capital for compliance services for the fiscal year ended March 31, 2021, and for the period of July 1, 2019 to March 31, 2020, as follows:
Fund	2021	2020
USAA Tax Exempt Long-Term Fund	$ 15,498	$ 11,116
USAA Tax Exempt Intermediate-Term Fund	$ 31,760	$ 22,385
USAA Tax Exempt Short-Term Fund	$ 8,089	$ 6,290
USAA Tax Exempt Money Market Fund	$ 5,047	$ 6,360
Codes of Ethics
Each of the Trust, the Manager, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Manager Code of Ethics applies to all Access Personnel (the Manager’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Manager’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code of Ethics also requires all Access Personnel (and, in the Manager Code of Ethics, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
Distribution and Service Plans
Multiple Class Information
Each Fund is comprised of multiple classes of shares (except the USAA Tax Exempt Money Market Fund). Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Rule 12b-1 Distribution and Service Plans
Each Fund (other than the USAA Tax Exempt Money Market Fund) has adopted a Distribution Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act, as amended, with respect to Class A and Class C shares. Under the Rule 12b-1 Plan such fees
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may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Class A and Class C shares of the Fund and relating (among other things) to:
•  compensation to the Payee and its employees;
• payment of the Payee’s expenses, including overhead and communication expenses;
• compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Class A shares;
• printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
• the preparation and distribution of sales literature and advertising materials;
• responding to inquiries from shareholders or their financial representatives requesting information regarding the USAA Mutual Funds; and
• responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The Distributor pays all or a portion of such fees to financial intermediaries that make the Class A and Class C shares available for investment by their customers and the Distributor may retain part of this fee as compensation for providing these services. If the fees received by the Distributor under the Rule 12b-1 Plan exceed its expenses, the Distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Class A or Class C shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Class A and Class C shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Class A or Class C shares to investors.
Class A Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Class A share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets to the Distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Class A shares and/or providing services to shareholders of Class A shares. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by a Class A share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. Financial Industry Regulatory Authority (“FINRA”) rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid.
Class C Rule 12b-1 Plan. Under the Rule 12b1- Plan, the Class C share class of the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Rule 12b-1 Plans. Prior to approving the Rule 12b-1 Plan, the Trustees considered various factors relating to the implementation of the Rule 12b-1 Plan and determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund, its Class A and Class C shares, and the shareholders of the Class A and Class C shares. Among other things, the Trustees noted that, to the extent the Rule 12b-1 Plan allows each Fund to sell Class A and Class C shares in markets to which it would not otherwise have access, the Rule 12b-1 Plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance each Fund's competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.
The plan is renewable from year to year with respect to the Class A and Class C share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The Rule 12b-1 Plan may not be amended to increase materially the amount of fees paid by any Class A and Class C share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan
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is terminable with respect to any Fund’s Class A and Class C share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class. The Rule 12b-1 Plan requires that the Distributor provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Class A and Class C shares and the purposes for which such expenditures were made to the Trustees for their review.
For the fiscal year ended March 31, 2021, the Funds paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan as set forth in the table below.

Fund	2021
USAA Tax Exempt Long-Term Fund Class A	$ 19,704
USAA Tax Exempt Intermediate-Term Fund Class A	$ 58,143
USAA Tax Exempt Short-Term Fund Class A	$ 40,139
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Funds for the distribution and servicing of Class A shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of a Fund and for services to the shares of a Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to a Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, including a Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and may help defray or compensate the financial intermediary for the costs associated with offering a Fund.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of a Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards,
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merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons. The amount of any payments is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of a Fund. In addition, certain financial intermediaries may have access to certain services from Manager or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds, which do not make such payments or which make lower such payments. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
USAA is a party to agreements with Victory Capital that provide compensation to USAA in connection with making referrals of USAA Members to the USAA Mutual Funds, the VictoryShares USAA ETF Funds, and the USAA 529 College Savings Plan managed by Victory Capital.
Portfolio Manager Disclosure
USAA INVESTMENTS, A Victory Capital Investment Franchise
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Regina Conklin	9 / $11,146.01	--	--	7 / $11,048.63	--	--
Andrew Hattman	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Lauren Spalten*	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Cody Perkins	3 / $2,130.19	--	--	--	--	--
*Lauren Spalten began managing the USAA Tax Exempt Money Market Fund effective August 1, 2021.

Portfolio Manager	Fund	Benchmark(s)
Regina Conklin	USAA Tax Exempt Long-Term Fund	Lipper General & Insured Municipal Debt Index
	USAA Tax Exempt Intermediate-Term Fund	Lipper Intermediate Municipal Debt Funds Index
	USAA Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Index
Andrew Hattman	USAA Tax Exempt Long-Term Fund	Lipper General & Insured Municipal Debt Index
	USAA Tax Exempt Intermediate-Term Fund	Lipper Intermediate Municipal Debt Funds Index
	USAA Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Index
	USAA Tax Exempt Money Market Fund	Tax Free Retail
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Portfolio Manager	Fund	Benchmark(s)
Lauren Spalten	USAA Tax Exempt Long-Term Fund	Lipper General & Insured Municipal Debt Index
	USAA Tax Exempt Intermediate-Term Fund	Lipper Intermediate Municipal Debt Funds Index
	USAA Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Index
	USAA Tax Exempt Money Market Fund	Tax Free Retail
Cody Perkins	USAA Tax Exempt Money Market Fund	Tax Free Retail
Conflicts of Interest
The Manager’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Manager has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Manager has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Manager’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Manager’s compliance program will achieve its intended result.
Compensation
The Manager has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Manager’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Manager attract and retain high-quality investment professionals, and (3) contribute to the Manager’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Manager receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Manager monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Manager’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Manager’s other investment franchises may earn incentive compensation based on a percentage of the Manager’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Manager, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Manager’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
The Manager’s portfolio managers may participate in the equity ownership plan of the Manager’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Portfolio Ownership: As of the fiscal year ended March 31, 2021, the portfolio managers beneficially owned shares of the Funds they managed as follows:
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Portfolio Manager	Fund	Dollar Range
Regina Conklin	USAA Tax Exempt Long-Term Fund	over $1,000,000
	USAA Tax Exempt Intermediate-Term Fund	over $1,000,000
	USAA Tax Exempt Short-Term Fund	$500,001-$1,000,000
Andrew Hattman	USAA Tax Exempt Long-Term Fund	$50,001-$100,000
	USAA Tax Exempt Intermediate-Term Fund	$100,001-$500,000
	USAA Tax Exempt Short-Term Fund	$10,001-$50,000
	USAA Tax Exempt Money Market Fund	None
Lauren Spalten	USAA Tax Exempt Long-Term Fund	None
	USAA Tax Exempt Intermediate-Term Fund	None
	USAA Tax Exempt Short-Term Fund	None
	USAA Tax Exempt Money Market Fund	None
Cody Perkins	USAA Tax Exempt Money Market Fund	None
Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each USAA Mutual Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the USAA Mutual Funds, the general policy of the USAA Mutual Funds is not to disclose any portfolio holdings of the USAA Mutual Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e.,annual and semi annual reports) and Form N-PORT (i.e., fund portfolio holdings reports), and any portfolio holdings made available on the Fund’s website, VictoryFunds.com. This general policy shall not apply, however, in the following instances:
• Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
• Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
• As disclosed in this SAI; and
• As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the USAA Mutual Fund must have a legitimate business purpose for doing so, and neither the USAA Mutual Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the USAA Mutual Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a USAA Mutual Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the USAA Mutual Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
Each USAA Mutual Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each USAA Mutual Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Markit); (7) financial statement service providers (e.g., Toppan Merrill and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
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Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a USAA Mutual Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on VictoryFunds.com, must submit its request in writing to the USAA Mutual Funds’ Chief Compliance Officer (“CCO”), or USAA Mutual Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.
Each Fund intends to post its annual and semi annual reports and quarterly schedules of portfolio holdings on VictoryFunds.com (which typically occurs approximately 60 days after the end of each fiscal quarter). Each Fund intends to post its quarterly portfolio holdings on VictoryFunds.com (which typically occurs approximately 15 calendar days after each calendar quarter and five days in the case of money market funds). The USAA Tax Exempt Money Market Fund will post information relating to its portfolio holdings on VictoryFunds.com five business days after the end of each month and will keep such information on the website for six months thereafter. In addition, each Fund intends to post its top 10 holdings on VictoryFunds.com 10 days following the end of each month. Monthly portfolio disclosures are filed with the SEC on Forms N-PORT and N-MFP. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.
Approximately 31 days after the end of each month, each Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after each Fund's top holdings are made available on VictoryFunds.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.
In order to address potential conflicts of interest between the interests of each USAA Mutual Fund’s shareholders, on the one hand, and the interests of the USAA Mutual Funds’ Manager, principal underwriter, or certain affiliated persons, on the other, the USAA Mutual Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each USAA Mutual Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Mutual Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
General Information
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 111 West Houston Street, Suite 1901, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund.
Appendix A – Tax-Exempt Securities and their Ratings
Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.
The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
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The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are judged to be medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and typically are in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s State and Tax Exempt Notes
MIG-1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Commercial Paper
Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structures with moderate reliance on debt and ample asset protection.
• Broad margins in earning coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
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Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P Tax-Exempt Notes
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
S&P Commercial Paper
A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
06052-0821
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USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATIONAUGUST 1, 2021
USAA California Bond Fund Shares (USCBX)
USAA California Bond Fund Class Institutional Shares (UCBIX)
USAA California Bond Fund Class A Shares (UXABX)
USAA MUTUAL FUNDS TRUST (the “Trust”) is an open-end management investment company offering shares of 46 mutual funds, one of which is described in this Statement of Additional Information (“SAI”). This SAI is not a prospectus and contains information in addition to, and more detailed than, that set forth in the Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund and should be read in conjunction with the Fund’s prospectus. You may obtain a free copy of the prospectus dated August 1, 2021, for the Fund by writing to USAA Mutual Funds Trust, PO Box 182593, Columbus, OH 43218-2593, or by calling toll free (800) 235-8396. The prospectus provides the basic information you should know before investing in a Fund.
The financial statements of the Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended March 31, 2021, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

2	Valuation of Securities
3	Conditions of Purchase and Redemption
3	Additional Information Regarding Redemption of Shares
6	Investment Plans
7	Investment Policies
20	Investment Restrictions
21	Special Risk Considerations
31	Portfolio Transactions
32	Fund History and Description of Shares
33	Certain Federal Income Tax Considerations
36	Management of the Trust
43	Control Persons and Principal Shareholders
44	The Trust’s Manager and Other Service Providers
50	Distribution and Service Plans
52	Portfolio Manager Disclosure
54	Portfolio Holdings Disclosure
55	General Information
55	Appendix A – Tax-Exempt Securities and their Ratings
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Valuation of Securities
Victory Capital Management Inc. (“Victory Capital” or “Manager”) serves as the Manager of the Fund, and Victory Capital Services, Inc. (“VCS” or “Distributor”) serves as the distributor of the Fund's shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Manager”) served as the manager of the Fund and USAA Investment Management Company served as the distributor of the Fund's shares.
The Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees the Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and stale price monitoring.
The value of securities of the Fund is determined by one or more of the following methods:
Investments of the Fund generally are traded in the over-the-counter market and are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sale price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”) of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.
Investments in non-exchange traded open-end investment companies are valued at their NAV at the end of each business day. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date. Options are valued at the mean between the last bid and ask prices. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuation for such securities. Repurchase agreements are valued at cost.
In the event that price quotations or valuations are not readily available, are not reflective of market value or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
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Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Transfer Agency Company d/b/a USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in the Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of the Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of the Fund may be offered to other investment companies that are structured as funds-of-funds, to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may, from time to time, own or control a significant percentage of the Fund’s shares. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase the Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of the Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, the Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of the Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause the Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for the Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although the Fund reserves the right to redeem some or all of its shares in kind by delivering securities from the Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating the Fund’s NAV. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior
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written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.
For the mutual protection of the investor and the Fund, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Fund's Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “Affiliated Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
•  Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
• Purchases and sales pursuant to automatic investment or withdrawal plans;
• Purchases and sales made through USAA 529 College Savings PlanTM;
• Purchases and sales made in certain separately managed accounts in wrap fee programs;
• Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
• Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.
The Affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for
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activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the Affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Purchasing Shares
Alternative Sales Arrangements — Class A.
Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.
Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.
The Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.
The methodology for calculating the NAV, dividends and distributions of the share classes of the Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.
Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fixed Income Funds.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Less than $100,000	2.25%	2.00%
$100,000 to $249,999	1.75%	1.50%
Over $250,000*	0.00%	0.00%
* There is no initial sales charge on purchases of $250,000 or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
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** Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
Sample Calculation of Maximum Offering Price
Class A shares of the Fixed Income Funds are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.
Fixed Income Funds
NAV per share	$ 10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$ 0.23
Per Share Offering Price to the Public	$ 10.23
Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Fund. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at VictoryFunds.com.
Automatic Purchase of Shares
Automatic Investment Plan – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the USAA Mutual Funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
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Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different USAA Mutual Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another USAA Mutual Fund.
This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions help replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
The redemption of shares of the Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Investment Policies
The sections captioned Investment Objective and More Information on theFund’s Investment Strategy in the Fund's prospectus describe the investment objective and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund’s objective is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective of the Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Fund may be subject to. Unless described as a principal investment policy in the Fund’s prospectus, these represent the non-principal investment policies of the Fund.
Adjustable-Rate Securities
The Fund may invest in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security’s yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (sometimes referred to as “LIBOR”) or the SIFMA Municipal Swap Index Yield. The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for the Fund, the Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”). “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
The Fund, together with other funds of the Trust and Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds, participates in a 364 day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank).
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Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15% and, a renewal fee of 0.10%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities (“ABS”) and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
Cover
Transactions using certain derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover derivative instruments could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund
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cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. In certain situations, the Fund, the Manager, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Fund from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. The Fund and its shareholders could be negatively impacted as a result.
Derivatives
The Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund’s investment objective. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). The Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.
The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
The SEC recently voted to adopt Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”'). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, Rule 18f-4 would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. For funds that qualify as limited derivatives users, Rule 18f-4 requires a fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Fund remains uncertain, however, due to the compliance timeline within Rule 18f-4, it is unlikely that the Fund will be required to fully comply with the requirements until 2022.
Diversification
The Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development revenue bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.
Futures Contracts
The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund initially will be required to deposit with the Trust’s custodian or the futures
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commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Illiquid Securities
The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are generally those securities that a Fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities. Municipal lease obligations and certain restricted securities may be determined to be liquid in accordance with the guidelines established by the Board.
Interfund Borrowing and Lending
The Fund is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s
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Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Inverse Floating Rate Securities
The Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities’ price volatility.
Lending of Securities
The Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets. The Fund may terminate a loan at any time.
LIBOR Discontinuation Risk
Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31,
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2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.
Limitations and Risks of Options and Futures Activity
The Fund may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of the Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Fund, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Fund and, in its management of the Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund's investment strategies. Although the Manager expects to be able to execute the Fund's investment strategies within the limitations, the Fund’s
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performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish and maintain a liquidity risk management program (“LRMP”). The Liquidity Rule defines “illiquid security” as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Municipal Lease Obligations (“MLOs”)
The Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Non-Investment-Grade Securities or “Junk Bonds”
The Fund may invest directly or indirectly in or hold “junk bonds” or non-investment-grade securities. Non-investment grade securities (i.e., BB or lower by S&P Global Ratings (“S&P”), or Ba or lower by Moody’s Investors Service Inc. (“Moody’s”) or, if unrated, deemed to be of comparable quality by the Manager) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment-grade bonds, sometimes referred to as “junk bonds,” usually are issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers. Under such conditions, the Fund may find it difficult to value its “junk bonds” accurately. The Fund’s investments in “junk bonds” also may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment-grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
Options on Futures Contracts
The Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the
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futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Periodic Auction Reset Bonds
The Fund may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Put Bonds
The Fund may invest in tax-exempt securities, including securities with variable interest rates, that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earliest put date, even though stated maturity is longer. For the  Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Recent Market Conditions and Regulatory Developments
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may last for an extended period of time. The current pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior.
Governments and central banks have moved to limit these negative economic effects with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. The impact of infectious diseases may be greater in countries that do not move effectively to control them, which may occur for political reasons or because of a lack of health care or economic resources. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. Although promising vaccines have been released, it may be many months before vaccinations are sufficiently widespread to allow the restoration of full economic activity.
Many municipal issuers may suffer substantial declines in tax revenue because of the business and economic disruptions associated with the COVID-19 pandemic. Because this situation is relatively new and ongoing, it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent. In that event, to the extent a Fund has a bank deposit, holds a debt instrument with a negative interest rate, or invests its cash in a money market fund holding such instruments, the Fund would generate a negative return on that investment. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by government policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause
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investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, tariff “wars,” changes to some major international trade agreements and the potential for changes to others, and campaigns to “buy American,” could affect international trade and the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China have been very sensitive to the outlook for resolving the U.S.-China “trade war,” a trend that may continue in the future.
In December 2020, the United Kingdom (“UK”) and the European Union (“EU”) signed a Trade and Cooperation Agreement (“TCA”) to delineate the terms on which the UK left the EU. The TCA did little to address financial services and products provided by UK entities to customers in the EU, leaving the future of such services uncertain. Also left uncertain was the long-term future of the UK auto industry, which relies heavily on exports to the EU, although the TCA leaves a long period for issues to be resolved. New trading rules have disrupted the cross-border flow of products and supplies for many businesses; it remains to be seen whether these will be smoothed out with the passage of time or cause long-term damage to affected businesses.
Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. Over the past several years, the U.S. has moved away from tighter legislation and regulation impacting businesses and the financial services industry. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Fund and its service providers, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Climate Change. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. The new U.S. administration appears concerned about the climate change problem and may focus regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Repurchase Agreements
The Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund’s custodian or special “tri-party” custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The income from repurchase agreements will not qualify as “exempt-interest dividends” (see “Tax Considerations”) when distributed by the Fund.
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Section 4(a)(2) Commercial Paper and Rule 144A Securities
The Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
The Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities as a Result of Exchanges or Workouts
The Fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.
Securities of Other Investment Companies
The Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, the  Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund’s investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.
The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, effective January 19, 2021, permits a portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions. The compliance date for Rule 12d1-4 and the rescission of the applicable exemptive orders and the withdrawal of the applicable noaction letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under the 1940 Act.
Swap Arrangements
The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
The Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security, which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or
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paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contact market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund’s portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund depends upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
The Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
The Fund may enter into credit default swap (CDS) contracts for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap in that the Fund would have to pay the buyer the full par (or other agreed upon) value of the referenced debt obligation even though such obligation went into default. As seller, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default. As buyer, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect the Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect the Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require the Fund to post margin
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on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of the Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
The Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.
Tax-Exempt Liquidity Protected Preferred Shares
The Fund may invest in tax-exempt liquidity protected preferred shares (“LPP shares”) (or similar securities). LPP shares are issued by municipal bond funds (funds that principally invest in tax-exempt securities) and are generally designed to pay “exempt-interest dividends” (see “Tax Considerations”) that reset on or about every seven days in a remarketing process. Under this process, the holder of an LPP share generally may elect to tender the share or hold the share for the next dividend period by notifying the remarketing agent in connection with the remarketing for that dividend period. If the holder does not make an election, the holder will continue to hold the share for the subsequent dividend period at the applicable dividend rate determined in the remarketing process for that period. LPP shares possess an unconditional obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the LPP shares plus accrued dividends, all LPP shares that are subject to sale and not remarketed.
The applicable dividend rate for each dividend period typically will be the dividend rate per year that the remarketing agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the LPP shares in such remarketing and tendered to it on the remarketing date. If the remarketing agent is unable to remarket all LPP shares tendered to it and the liquidity provider is required to purchase the shares, the applicable dividend rate may be different. The maturity of LPP shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements. LPP shares generally are issued by registered and unregistered pooled investment vehicles that use the proceeds to purchase medium- and long-term investments to seek higher yields and for other purposes.
LPP shares are subject to certain risks, including the following: since mid-February 2008, existing markets for remarketed and auction preferred securities generally have become illiquid and many investors have not been able to sell their securities through the regular remarketing or auction process. Although LPP shares provide liquidity protection through the liquidity provider, it is uncertain, particularly in the near term, whether there will be a revival of investor interest in purchasing securities sold through remarketings. There is also no assurance that a liquidity provider will be able to fulfill its obligation to purchase LPP shares subject to sell orders in remarketings that are not otherwise purchased because of insufficient clearing bids. If there are insufficient clearing bids in a remarketing and the liquidity provider is unable to meet its obligations to purchase the shares, the Fund may not be able to sell some or all of the LPP shares it holds. In addition, there is no assurance that the issuer of the LPP shares will be able to renew the agreement with the liquidity provider when its term has expired or that it will be able to enter into a comparable agreement with another suitable liquidity provider if such event occurs or if the liquidity agreement between the issuer and the liquidity provider is otherwise terminated.
Because of the nature of the market for LPP shares, the Fund may receive less than the price it paid for the shares if it sells (assuming it is able to do so) them outside of a remarketing, especially during periods when remarketing does not attract sufficient clearing bids or liquidity in remarketings is impaired and/or when market interest rates are rising. Furthermore, there can be no assurance that a secondary market will exist for LPP shares or that the Fund will be able to sell the shares it holds outside of the remarketings conducted by the designated remarketing agent at any given time.
A rating agency could downgrade the ratings of LPP shares held by the Fund or securities issued by a liquidity provider, which could adversely affect the liquidity or value in the secondary market of the LPP shares. It is also possible that an issuer of LPP shares may not earn sufficient income from its investments to pay dividends on the LPP shares. In addition, it is possible that the value of the issuer’s investment portfolio will decline due to, among other things, increases in long-term interest rates, downgrades or defaults on investments it holds and other market events, which would reduce the assets available to meet its obligations to holders of its LPP shares. In this connection, many issuers of LPP shares invest in non-investment grade bonds, also known as “junk bonds.” These securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for
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capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed and such defaults will reduce the value of the securities they issue. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
In addition, LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments. LPP shares currently are issued in reliance on guidance provided by the SEC and a notice (which all taxpayers may rely on for guidance) and a handful of private letter rulings (which may be relied on as precedent only by the taxpayer(s) to whom they are addressed) issued by the Internal Revenue Service ("IRS"). It is possible that the SEC and/or the IRS could issue new guidance or rules that supersede and nullify all or a portion of the current guidance, which could adversely impact the value and liquidity of the Fund’s investment in LPP shares, the tax treatment of investments in LPP shares, and/or the ability of the Fund to invest in LPP shares.
Temporary Defensive Policy
The Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments, including investments the interest on which is not exempt from federal and California State income tax. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Variable-Rate and Floating-Rate Securities
The Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
The Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
When-Issued and Delayed-Delivery Securities
The Fund may invest in tax-exempt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund receives a commitment fee for delayed draws on loans. The Fund may sell these securities before the settlement date.
Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk
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that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, the Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on the Fund’s ability to meet its current obligations, to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. The Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
The Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, the Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities.
The Fund:
(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3) may not issue senior securities, except as permitted under the 1940 Act.
(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.
With respect to the Fund's concentration policy described above, the Fund applies that restriction to investments in a particular industry or group of industries. Additionally, during normal market conditions, at least 80% of the Fund’s annual income will be excludable from gross income for federal income tax purposes and the shares also will be exempt from the California personal income taxes and at least 80% of the Fund’s net assets will consist of California tax-exempt securities.
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Special Risk Considerations
The Fund invests primarily in California municipal securities. The value of the Fund’s portfolio investments with respect to these securities will be highly sensitive to events affecting the fiscal stability of the state of California (“California” or the “State”) and its municipalities, authorities and other instrumentalities that issue such securities.
The following information is only a brief summary of the complex factors affecting the financial situation in California and is based on information available as of the date of this SAI. The following information does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities and legislative analyses relating to the State’s budget, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State.
General Economic Conditions
U.S. Economic Outlook. The U.S. and world economy has experienced an economic shock due to the COVID-19 pandemic. On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. In connection with the COVID-19 pandemic, on March 13, 2020, the President of the United States declared a national state of emergency. The widespread shutdown of businesses and supply chain disruption in response to the COVID-19 pandemic ended the longest economic expansion in U.S. history. The federal government and various state and local governments, as well as private entities and institutions have implemented a variety of different efforts aimed at mitigating the spread of COVID-19, including, but not limited to, travel restrictions, voluntary and mandatory quarantines, event postponement and cancellations, voluntary and mandatory work from home arrangements and facility closures. The impact of these various measures, as well as general concerns related to the global and national public health emergency and other contributing factors, have also resulted in significant volatility in the stock and credit markets, dislocations in the labor market and a general consensus that the global and national economies are distressed. COVID-19 is a significant event that has had, and will have, ongoing material effects on the finances and operations of the United States, including California.
The responses to the COVID-19 pandemic ended the longest economic expansion in U.S. history. U.S. real GDP contracted by 4.8% on a seasonally adjusted annualized rate basis in the first quarter of 2020. During the first quarter of 2020, household consumption experienced its highest quarterly decline since 1980, reflecting the introduction of stay-at-home orders and business closures throughout the nation.
At the end of fiscal year 2020, the nation’s economy saw gradual signs of improvement corresponding with easing of shutdown regulations, the gradual reopening of the economy and the stimulus effects of earlier federal government fiscal and monetary interventions. However, much economic uncertainly exists. Future improvement in the economy depends on the path of COVID-19 infection and the nation’s success in halting the virus by developing and deploying vaccines. Continued trade frictions with China and failure to deliver appropriate levels of federal fiscal relief provide other downside risks to the economy on the horizon. Regardless of the outcome, the COVID-19 pandemic is expected to have residual effects on economic activity for years to come due to modifications in consumer spending habits and structural changes spurred elsewhere in the economy. The ultimate extent and severity of these impacts remain unclear, as much will depend on the continued trajectory of the resolution of the public health crisis. It also remains unclear whether COVID-19 variants could prolong social distancing measures and inhibit effective vaccine dissemination, and whether people will feel comfortable resuming prior levels of spending and economic activity.
State Economic Outlook. California is the most populous state in the United States. The State’s economy accounted for 14.8% of the U.S. GDP in the first three quarters of 2020 and ranked as the fifth largest economy in the world (in terms of GDP) at the end of 2019. The diversified economy of the State has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction, and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.
On March 4, 2020, the Governor declared a state of emergency to help the State prepare for, and respond to, COVID-19. In response to the COVID-19 pandemic, California has implemented, and revised from time to time, restrictions on mass gatherings and widespread closings and modifications of the operations of government, businesses, universities and schools. In December 2020, the first vaccines were approved for emergency use in the United States and are now widely disseminated in California to those eligible for the vaccine. The federal government has provided temporary funding to support California’s response to the COVID-19 pandemic through a variety of programs and bills and California increased certain expenditures to manage and mitigate COVID-19’s impact.
In the second quarter of 2020, revenues were expected to see significant declines due to economic impacts from COVID-19. However, strong withholding and record highs from the stock market indicated that high-income earners were largely unaffected by the
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COVID-19 pandemic, whereas low-income earners faced record-high unemployment and wage declines. Due to California’s progressive tax structure, California’s revenues have only suffered a moderate slowdown, and slow to moderate economic growth is projected to occur in fiscal year 2021-22. Nonetheless, COVID-19 has the possibility of sustained damage to the State’s economy, particularly given the impact of supply chain disruptions, a decline in international trade and a decrease in tourism.
In May 2021, California’s seasonally adjusted preliminary unemployment rate was 7.9%, which has decreased compared to the 16% peak in April 2020. The current rate is higher than the national seasonally adjusted preliminary unemployment rate of 5.8% for May 2021. Though the May 2021 preliminary unemployment rates are lower than they were the prior month, this labor market data still reflects the significant impact of the COVID-19 pandemic. Prior to the COVID-19 pandemic, California’s unemployment rate was 3.9% from August 2019 through February 2020, while the U.S. unemployment rate during these months ranged from 3.5% to 3.7%. More jobs were lost in March and April 2020 than had been created in the previous nine years.
Housing Constraints. California housing growth continues to lag population growth, raising housing costs and potentially limiting the number of jobs companies can add. The preliminary estimate is that 100,000 permits were issued in California in 2020, which is a decrease from around 111,000 permits issued in 2019. With fewer permits issued, the increase in unemployment and potential for subsequent evictions, along with the reluctance of builders to build homes during an economic downturn, the California housing shortage may worsen. If permits remain low or decrease, it would reduce the number of available workers, constrain job growth and put upward pressure on housing costs.
Geography. California’s geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. There is the possibility that earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.
States of Emergency (Natural Disasters); Climate Change Impacts. The State has historically been susceptible to wildfires and hydrologic variability. However, as greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heatwaves, and raise sea levels along the coast. Over the past several years, the State has experienced the impacts of climate change through wildfires and a multi-year drought. In 2020, over 4 million acres burned in California, more than twice the previous record of over 2 million acres in 2018. The future fiscal impact of climate change on the State is difficult to predict, but it could be significant.
In recent years, California has also experienced a number of natural disasters, including some of the most damaging wildfires in the State’s history. In August 2020, the Governor declared a state-wide emergency due to the effects of multiple wildfires and extreme weather conditions across the State. In 2020, there were twenty-one disaster and emergency related declarations for various California fires. The total cost of these natural disasters is expected to be in the billions of dollars, and the full economic impacts will not be realized for years.
Trade Policy. The material change or imposition of tariffs by the federal government on the State’s trading partners could cause an adverse effect on the State’s economy. Because California is a transportation hub, and China is one of the State’s top three trading partners, a trade war could have negative effects on the State’s economy. The persistence of trade barriers exacerbates the supply chain issues triggered by the COVID-19 pandemic, increasing the costs of imports purchased from abroad and leading to decreased revenues of companies. More trade barriers would increase the costs of inputs purchased from abroad, leading to decreased companies’ revenues, potentially impacting wages and employment in the short run and triggering a change in the business model of companies that have made significant investment decisions based on a system of free global trade.
Public Health Outbreaks. Outbreaks of an infectious disease, pandemic or any other serious public health concern could have wide ranging impacts on the State’s economy. An epidemic outbreak may lead to an increase in budgetary spending to respond to the spread of an infectious disease and significant policy changes, which could have an unfavorable impact on the State’s economy. Precautions or restrictions imposed by governmental authorities and public health departments could result in undeterminable periods of decreased economic activity in the State, throughout the U.S. and globally, including reduced or ceased business operations, limited travel and shortages of supplies, goods and services. An epidemic outbreak and reactions to such an outbreak could cause uncertainty in the markets and businesses and may adversely affect the performance of the global economy, including market volatility, market and business uncertainty and closures, supply chain and travel interruptions, the need for employees to work at external locations and extensive medical absences among the workforce. It is difficult to predict accurately the impact of any large epidemic, and because an epidemic may create significant market and business uncertainties and disruptions, not all events can be determined and addressed in advance.
Other Risks. The State faces other risks to its economy and budget, such risks include, but are not limited to: threat of an extended recession; capital gains volatility; global tensions; changes in federal policy, such as health care services, trade and immigration; federal stimulus; changes to federal tax law, which are expected to include changes in taxpayer behavior; the 2020 federal census, as federal funds are often apportioned based on population size and the State has higher portion of the “hard to count” population compared to the rest of the country; trade policy; health care costs; housing constraints; debts and liabilities of the State; and cybersecurity risks.
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State Finances
The moneys of the State are segregated into the General Fund and over 1,000 other funds, including special, bond, federal and other funds. The General Fund consists of revenues received by the California Treasury and is not required by law to be credited to any fund and earnings from the investment of California moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the State’s major revenue sources.
In fiscal years 2020-21 and 2021-22, the majority of General Fund revenues and transfers are projected to be derived from personal income tax, sales and use tax, and corporation tax. Personal income taxes on capital gains realizations, which are linked to stock market and real estate performance, can add significant volatility to personal income tax receipts. Forecasting capital gains is extremely difficult, as the forecasts can change rapidly during a year due to abrupt changes in asset markets and the overall economy. For example, capital gains tax receipts dropped from nearly $9 billion in fiscal year 2007-08 to under $3 billion in fiscal year 2009-10, a 67% decline.
The State entered the 2020-21 fiscal year with historic levels of reserves, having repaid billions of dollars of budgetary borrowings, debts and deferrals that were accumulated to balance budgets during prior fiscal years. These reserves have helped the State respond to the ongoing challenges of the COVID-19 pandemic. Due to strong cash collections, federal relief bills, stock market appreciation, and a significantly upgraded economic forecast, a budget surplus has been projected for fiscal years 2020-21 and 2021-22. Risks to the State budget, however, remain. These risks include economic uncertainty, a stock market decline that could significantly reduce State revenues, ongoing challenges related to the COVID-19 pandemic and the significant unfunded liabilities of the two main retirement systems managed by State entities.
State Budgets
Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year (the “Governor’s Budget”). During late spring, usually in May, the Governor releases revised revenue and expenditure estimates (known as the “May Revision”) for both the current and following fiscal years. The Budget Act, which follows the May Revision, must be approved by a majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds vote of each House of the Legislature. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.
Maintaining a balanced budget will be an ongoing challenge. The State’s past budget challenges were exacerbated by an unprecedented level of debts, deferrals and budgetary obligations accumulated during periods of economic recession in the prior two decades. Although the State has paid down these debts in the past several years and has put in place plans to pay off all major State retirement-related liabilities over the next three decades, the State faces hundreds of billions of dollars in other long-term cost pressures, debts and liabilities, including State retiree pension and health care costs.
The current budget and future budgets are based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely or positively affected. There can be no assurance that the financial condition of the State will not be materially and adversely affected by actual conditions or circumstances in fiscal year 2020-2021 and beyond. The effects of COVID-19 on the State’s budget is ongoing, the extent of which is not known. There can be no assurances that the State will not face fiscal stress and cash pressures again or that other changes in the State or national economies or in federal policies will not materially and adversely affect the financial condition of the State.
Fiscal Year 2019-20 State Budget. The 2019-20 budget was enacted on June 27, 2019 (the “2019 Budget”). The 2019 Budget contained a multi-year plan that had the State pay down debts and liabilities and maintain a balanced budget through fiscal year 2022-23. The 2019 Budget projected that fiscal year 2019-20 would have $146.0 billion in General Fund revenues and transfers and $147.8 in General Fund expenditures. A total of $14.9 billion was allocated to prior debts and deferrals, to reserves and to pay down the State’s unfunded pension liabilities. In January 2020, a budget surplus of $5.6 billion was projected for the 2020-21 fiscal year, with revenues through March running $1.35 billion above projections.
The economic impact of the COVID-19 pandemic has changed the fiscal landscape dramatically, including significant job losses and business closures, which have sharply reduced State revenues. Under revised estimates, fiscal year 2019-20 is projected to have General Fund revenues and transfers of approximately $139.8 billion (a decline of approximately $6.2 billion from the 2019 Budget projections) and General Fund expenditures of approximately $146.9 billion (a decline of approximately $900 million from the 2019 Budget projections).
Fiscal Year 2020-21 State Budget. The economic impact of the COVID-19 pandemic changed the fiscal landscape dramatically in 2020. Job losses and business closures reduced State revenues, while the response to the COVID-19 pandemic and anticipated increases in costs in health and human services increased State expenditures. The 2020-21 budget was enacted on June 26, 2020 (the “2020
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Budget”), which closed the previously predicted budget deficit due to the economic effects of COVID-19. To solve the anticipated budget shortfall, the 2020 Budget reduced spending, increased revenue estimates, shifted some costs to future years, and used federal funds and some State reserves. The 2020 Budget projected $129.9 billion in General Fund revenues and transfers in fiscal year 2020-21, which was $9.8 billion lower from the prior fiscal year and included using $8.8 billion in reserves. The 2020 Budget estimated General Fund expenditures of $133.9 billion for fiscal year 2020-21. The 2020 Budget estimated spending $5.7 billion to respond directly to the COVID-19 pandemic, of which 75% was to be reimbursed by the federal government. The 2020 Budget relied on receiving $10.1 billion in federal funds and included $11.1 billion in reductions and deferrals.
By November 2020, a more positive economic forecast reflected a quicker rebound to the California economy than the 2020 Budget had anticipated, with tax collections that were higher than the assumptions included in the 2020 Budget. Under revised estimates, fiscal year 2020-21 is projected to have General Fund revenues and transfers of approximately $188.8 billion (an increase of approximately $58.9 billion from the 2020 Budget projections) and General Fund expenditures of approximately $166.1 billion (an increase of approximately $32 billion from the 2020 Budget projections).
Fiscal Year 2021-22 State Budget. The Governor signed the fiscal year 2021-22 budget on July 12, 2021 (the “2021 Budget”). The 2021 Budget projects the fiscal year starting with a balance of $28.3 billion. The 2021 Budget estimates $175.4 billion in General Fund revenues and transfers in fiscal year 2021-22, which is approximately $13.4 billion lower from the prior fiscal year, and total expenditures of $196.4 billion for fiscal year 2021-22, which is an increase of approximately $30.3 billion from the prior fiscal year. The 2021 Budget prioritizes one-time spending to minimize overcommitting to ongoing programs and spending that cannot be easily adjusted if the State experiences significant revenue declines. The 2021 Budget also includes $25.2 billion in reserves and continues to pay down the State’s long-term retirement liabilities. As a result of the improved revenue forecast, $2 billion in program suspensions enacted in prior budgets have been eliminated.
The State’s economy reflects the federal support received as a result of the COVID-19 pandemic. Congress enacted the Coronavirus Response and Relief Supplemental Appropriations Act in late December, which helped millions of Californians maintain unemployment insurance or other forms of support starting at the end of 2020. As of July 2021, the State has received $27 billion Coronavirus State Fiscal Recovery Funds from the 2021 American Rescue Plan Act, bringing the total amount of federal stimulus funds for State programs to over $285 billion.
The California Legislative Analyst Office (the “LAO”) has reported that although the State’s economy abruptly halted in the spring of 2020 given the COVID-19 pandemic, the economy has experienced a quicker rebound than what the LAO expected. The LAO noted that the recovery has been uneven, as many low-income workers remain out of work, while few high-income, highly educated workers have faced job losses. In addition, certain sectors like leisure and hospitality remain severely depressed, while others like technology remain strong. The LAO also noted that economic recovery will be a slow process, dependent on the management and treatment of COVID-19, as well as a host of unknowns. These unknowns include whether businesses can withstand diminished revenues given rising debts; actions by the federal government; whether there will be a permanent shift toward remote work and how this will impact where people live. As a result, the LAO has predicted a wide range of possible economic outcomes over the fiscal year.
Constraints on the Budget Process. Constitutional amendments approved by voters affect the budget process. These include Proposition 58, approved in 2004 and amended by voters effective as of the 2015-16 fiscal year, which requires the State to enact a balanced budget, establish a special BSA in the General Fund and restrict future borrowing to cover budget deficits, and Proposition 25, approved by voters in 2010, which decreased the vote required for the Legislature to adopt a final budget from a two-thirds majority vote to a simple majority vote. Proposition 25 retained the two-thirds vote requirement for taxes. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the economic downturn from fiscal year 2008-09 to fiscal year 2010-11, the Governor declared seven fiscal emergencies and called five special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State’s liquidity problems.
Proposition 58 (adopted as section 20 of article XVI of the State’s Constitution) created rainy day fund or BSA and established the process for transferring General Fund revenues to the BSA. The BSA provisions of Proposition 58 were superseded by Proposition 2, which was approved by voters in November 2014. Proposition 2 provides for both paying down debt and other long-term liabilities, and saving for a rainy day by making specified deposits into the BSA. In response to the volatility of capital gains revenues and the resulting boom-and-bust budget cycles, Proposition 2 takes into account the State’s heavy dependence on the performance of the stock market and the resulting capital gains. Proposition 2 requires a calculation of capital gains revenues in excess of 8% of General Fund tax revenues that are not required to fund a Proposition 98 increase. In addition, it requires a calculation of 1.5% of the annual General
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Fund revenues. Half of each year’s calculated amount for the first 15 years must be used to pay specified types of debt or other long-term liabilities. The other half must be deposited into the BSA. After the first 15 years, at least half of each year’s deposit will be deposited in the BSA, with the remainder used for supplemental debt or liabilities payments at the option of the State legislature and to the extent not used, also deposited into the BSA. Funds may be withdrawn only for a disaster or if spending remains at or below the highest level of spending from the past three years. The maximum amount that may be withdrawn in the first year of a recession is limited to half of the BSA balance. There is also a special fund, the Public School System Stabilization Account, which serves as a Proposition 98 reserve, in which spikes in funding will be saved for future years. This reserve does not change the Proposition 98 minimum guarantee calculation. The maximum that may be reserved in the BSA is 10% of General Fund tax revenues. When the amount in the BSA is equal to its then maximum size, any amount that otherwise would have been deposited in the BSA may be spent only on infrastructure, including deferred maintenance. Due to the COVID-19 pandemic, the Governor declared a budget emergency on June 25, 2020, which allowed for the suspension of the required transfer for fiscal year 2020-21 and for the withdrawal of $7.8 billion from the BSA.
Other examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change California taxes enacted for the purpose of increasing revenues collected), Proposition 26 (requiring a two-thirds vote in each House of the Legislature for any increase in any tax on any taxpayer), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Propositions 10 and 56 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 63 (imposing a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services), Proposition 22 (restricting the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing, and prohibiting the use of excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds), Proposition 30 (transferring 1.0625% of State sales tax to local governments to fund realignment), and Proposition 39 (requiring corporations to base their State tax liability on sales in California). Proposition 25 was intended to end delays in the adoption of the annual budget by changing the legislative vote necessary to pass the budget bill from two-thirds to majority vote and requiring the legislators to forgo their pay if the Legislature fails to pass the budget bill on time.
State Indebtedness and Other Obligations
Current State debt obligations are listed below.
General Obligation Bonds. The California Constitution prohibits the creation of general obligation indebtedness of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under State law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under California’s Constitution, the appropriation to pay debt service on general obligation bonds cannot be repealed until the principal and interest on the bonds have been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to pay debt service, but the General Fund will pay the debt service if the specified revenue source is not sufficient. The principal self-liquidating general obligation bond program is the veteran general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. General obligation bonds are typically authorized for infrastructure and other capital improvements at the State and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance State budget deficits.
As of January 1, 2021, the State had authorized and outstanding approximately $71.8 billion aggregate principal amount of long-term general obligation bonds, of which approximately $71.2 billion were payable primarily from the General Fund, and approximately$672.8 million were “self-liquidating” bonds payable first from other special revenue funds.
As of January 1, 2021, there were unused voter authorizations for the future issuance of approximately $36.5 billion long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $35.5 billion were payable primarily from the General Fund, and approximately $971 million were “self-liquidating” bonds payable first from other special revenue funds.
Variable Rate General Obligations Bonds. The State’s general obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State Treasurer has adopted a Debt Management Policy that further reduces this limitation on variable rate indebtedness to 10% of the aggregate amount of long-term general obligation bonds outstanding. The terms of this policy, including this 10% limitation, can be waived or changed in the sole discretion of the State Treasurer. As of January 1, 2021, the State had outstanding approximately $975 million principal amount of variable rate general obligation bonds, representing about 3.8% of the State’s total outstanding general obligation bonds. With respect to the approximately $1.2 billion of variable rate general obligation bonds having scheduled mandatory tender dates, if these bonds cannot be remarketed or refunded on or prior to their respective scheduled mandatory tender dates, there is no event of default but the interest rate on the bonds not remarketed or refunded on or prior to such date will increase, in most cases in installments, on and after
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the applicable scheduled mandatory tender date subject to a maximum interest rate for such bonds that may be less than the statutory maximum interest rate for the bonds, until such bonds can be remarketed or refunded or are paid at maturity. The State is obligated to redeem, on the applicable purchase date, any weekly and daily variable rate demand obligations (“VRDOs”) tendered for purchase if there is a failure to pay the related purchase price of such VRDOs on such purchase date from proceeds of the remarketing thereof, or from liquidity support related to such VRDOs. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.
General Obligation Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. The State uses commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects or to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “Variable Rate General Obligation Bonds” and are not included in the figures provided above under “General Obligation Bonds.” As of January 1, 2021, a total of $2.3 billion in principal amount of commercial paper notes is authorized under agreements with various banks.
Bank Arrangements. In connection with VRDOs and the commercial paper program (“CP”), the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms by which the State would be required to pay or repay any obligations thereunder. To the extent that VRDOs or CP offered to the public cannot be remarketed over an extended period (whether due to downgrades of the credit ratings of the institution providing credit enhancement or other factors) and the applicable financial institution is obligated to purchase VRDOs or CP, interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the VRDOs or CP, and, with respect to VRDOs, the principal repayment period would generally be shorter (typically less than 5 years) than the period otherwise applicable to the VRDOs. In addition, after the occurrence of certain events of default as specified in a credit agreement, payment of the related VRDOs may be further accelerated and payment of related CP, as applicable, may also be accelerated and interest payable by the State on such VRDOs or CP could increase significantly.
Lease-Revenue Obligations. The State builds and acquires facilities through the issuance of lease-revenue obligations, in addition to general obligation bonds. Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State of California Public Works Board (“SPWB”), another State or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to State agencies, the California State University System or the Judicial Council under a long-term lease that provides the source of revenues that are pledged to the payment of the debt service on the lease-revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of State Constitutional provisions that require voter approval. As of January 1, 2021, the State had lease revenue obligations of approximately $8.2 billion for supported issues outstanding from the General Fund and approximately $7.6 billion for authorized but unissued bonds.
Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from the State’s revenue-producing enterprises and projects (e.g., among other revenue sources, taxes, fees and/or tolls) and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $70.6 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2020.
Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the federal economic stimulus act (“ARRA”), which allowed municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA, the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments related to general obligation bonds are General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of Treasury by any liability of the State payable to the federal government. None of the State’s BAB subsidy payments to date have been reduced because of such an offset.
Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and the SPWB issued $551 million of BAB lease-revenue bonds. On January 1, 2021, the State redeemed approximately $1.5 billion of BAB general
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obligation bonds and $204 million of BAB lease-revenue bonds. As of January 1, 2021, the aggregate amount of the subsidy payments expected to be received for the remaining part of fiscal year 2020-21 through the maturity of the outstanding BABs (mostly 20 to 30 years from issuance) based on the 35% subsidy rate is approximately $5.2 billion for the general obligation BABs and $123.2 million for the SPWB lease-revenue BABs.
Pursuant to federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. The amount of the reduction of the BAB subsidy payment has ranged from a high of 8.7% in 2013 to a low of 5.7% for federal fiscal years 2021 through 2030. The amount of the reduction of the BAB subsidy payment has been less than $30 million annually and is presently scheduled to continue through September 30, 2030, although U.S. Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and SPWB BABs, so this reduction will not affect the State’s ability to pay its debt service on time, nor have any material impact on the State’s General Fund.
Future Issuance Plans. Based on estimates from the Department of Finance, as well as updates from the State Treasurer’s Office, approximately $3.1 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $695 million of new money lease-revenue bonds are expected to be issued in fiscal year 2020-21. In fiscal year 2021-22, the Department of Finance estimates issuance of approximately $4.5 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $2.0 billion of lease-revenue bonds. These estimates will be updated by the State Treasurer’s Office based on information provided by the Department of Finance with respect to the updated funding needs of, and actual spending by, departments. In addition, the actual amount of bonds sold will depend on other factors such as overall budget constraints, market conditions and other considerations. The State also expects to issue refunding bonds as market conditions warrant.
The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund, to annual General Fund revenues and transfers (the “General Fund Debt Ratio”), can fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time. Any changes to these assumptions will impact the projected General Fund Debt Ratio. Based on the revenue estimates contained in the 2021 Proposed Budget and bond issuance estimates referred to in the preceding paragraph, the General Fund Debt Ratio is estimated to equal approximately 4.9% in fiscal year 2020-21 and 5.05% in fiscal year 2021-22.
The General Fund Debt Ratio is calculated based on the amount of debt service expected to be paid, without adjusting for receipts from the U.S. Treasury for the State’s current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. The total of these offsets is estimated at approximately $2 billion for fiscal year 2020-21 and $1.7 billion for fiscal year 2021-22. Including the estimated offsets reduces the General Fund Debt Ratio to 3.6% in fiscal year 2020-21 and 4.0% in fiscal year 2021-22. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the State legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.
Tobacco Settlement Revenue Bonds. In 1998, the State signed a settlement agreement with four major cigarette manufacturers (“participating manufacturers”), in which the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the State and half to certain local governments, subject to certain adjustments.
In 2002, the State established a special purpose trust to purchase tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act for payment of debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The State legislature is not obligated to make any General Fund appropriation so requested.
The credit enhancement mechanism only applies to certain tobacco settlement bonds that were issued in 2005, 2013, 2015 and 2018 with an outstanding principal amount of approximately $1.9 billion (the “enhanced bonds”). The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, as described above, the State committed to request the State legislature for a General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt service on the enhanced bonds, and in the event that certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. Every enacted budget since 2003 has included this appropriation, but use of the appropriated moneys has never been required.
Draws on the reserve funds for the enhanced bonds in the amount of approximately $7.9 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of January 1, 2021, the balance of the reserve fund for the enhanced bonds was $150.5 million. If, in any future year, tobacco settlement revenues are less than the required debt service payments on the enhanced bonds in such year, additional draws on the
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reserve funds will be required and at some point in the future the reserve funds may become fully depleted. The State is not obligated to replenish the reserve funds from the General Fund, or to request an appropriation to replenish the reserve funds.
Office of Statewide Health Planning and Development Guarantees. The Office of Statewide Health Planning and Development of the State of California (“OSHPD”) insures loans and bond issues for the financing and refinancing of construction and renovation projects for nonprofit and publicly owned healthcare facilities. This program is currently authorized by statute to insure up to $3 billion for health facility projects.
State law established the Health Facility Construction Loan Insurance Fund (the “HFCLI Fund”) as a trust fund which is continuously appropriated and may only be used for purposes of this program. The HFCLI Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the HFCLI Fund is unable to make payment on an insured loan or bond, State law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on parity with State general obligation bonds. The HFCLI Fund is liable for repayment to the General Fund of any money paid from the General Fund. All claims on insured loans to date have been paid from the HFCLI Fund and no debentures have been issued.
As of December 31, 2020, OSHPD insured 75 loans to nonprofit or publicly owned health facilities throughout California with a current outstanding aggregate par amount of approximately $1.7 billion, and a cash balance of approximately $154 million. The actuarial study of the HFCLI Fund as of June 30, 2018 was completed in January 2020 (the “2018 actuarial study”). Based upon a number of assumptions, the 2018 actuarial study concluded, among other things, that the HFCLI Fund appeared to be sufficient under the “expected scenario” to maintain a positive balance until at least fiscal year 2047-48. Even under the “most pessimistic scenario,” the 2018 actuarial study found that there was a 70% likelihood that the HFCLI Fund’s reserves as of June 30, 2018 would protect against any General Fund losses until at least fiscal year 2028-29, and a 90% likelihood that the HFCLI Fund’s reserves as of June 30, 2018 would protect against any General Fund losses until at least fiscal year 2023-24. There can be no assurances that the financial condition of the HFCLI Fund has not materially declined since the 2018 actuarial study.
In December 2016, OSHPD, the Department of Finance, and the State Treasurer entered into a memorandum of understanding that outlined the processes for the (i) issuance of debentures; (ii) payment of debentures from the General Fund should the Fund fail to pay the debentures; and (iii) repayment to the General Fund for any money paid for debentures.
Cash Management Borrowings. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary.
In order to mitigate the effects of COVID-19 disruptions on individuals and businesses and to conform to federal income tax deadlines, the State has delayed its deadline for filing and payment of personal income taxes and corporation taxes to July 15, 2020, and has also taken other actions which are expected to result in delays in the State’s receipt of sales and use taxes. In addition, several counties have waived penalties for the late filing of property taxes (which are a factor in determining the state’s Proposition 98 school funding obligation). All these delays in tax filings and payments will reduce the receipt of a significant portion of State revenues until the summer of 2020 or later.
Internal Borrowing. The General Fund is currently authorized by law to borrow for cash management purposes from more than 800 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved quarterly by the Pooled Money Investment Board (“PMIB”). The State Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. As of the 2021 Proposed Budget, the General Fund was projected to have up to approximately $30 billion of internal funds (excluding the BSA and SFEU) available during the remainder of fiscal year 2020-21. One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the BSA, which reduced to $8.3 billion in September 2020 and is expected to increase to $15.6 billion by September 2021. The State also may transfer funds into the General Fund from the SFEU, which is not a special fund.
External Borrowing. External borrowing is typically done with revenue anticipation notes (“RANs”) that are payable not later than the last day of the fiscal year in which they are issued. Prior to fiscal year 2015-16, RANs had been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity.
The State also is authorized under certain circumstances to issue revenue anticipation warrants (“RAWs”) that are payable in the succeeding fiscal year. The State issued RAWs to bridge short-term cash management shortages in the early 1990s and early 2000s. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay priority payments. “Priority payments” consist of: (i) the setting apart of State revenues in support of public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the
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State Constitution); (ii) payment of the principal of and interest on general obligation bonds and general obligation commercial paper notes of the State as and when due; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes, as provided in Article XIII, Section 36 of the State Constitution, enacted by Proposition 30; (iv) reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to Government Code Sections 16310 or 16418; and (v) payment of State employees’ wages and benefits, required State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.
State fiscal officers constantly monitor the State’s cash position and if it appears that cash resources may become inadequate, they will consider the use of other cash management techniques, including seeking additional legislation.
Ratings. As of June 2020, the State’s general obligation bonds were rated Aa2 by Moody’s, AA- by Standard & Poor’s (“S&P”), and AA by Fitch Ratings. In July 2015, S&P raised California’s general obligation bond rating from A+ to AA-. In October 2019, Moody’s upgraded California’s general obligation bond rating from Aa3 to Aa2. In August 2019, Fitch Ratings upgraded California’s general obligation bond rating from AA- to AA. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future.
State Pension Funds. The two main State pension funds, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), have substantial unfunded liabilities in the tens of billions of dollars. As of June 30, 2019, the funded status for CalPERS and CalSTRS was 70% and 66%, respectively. CalPERS reported a total fund market value of $352.2 billion as of April 2, 2020, which is $42.8 billion or 10.8% lower than the $395 billion total fund market value reported as of December 31, 2019. How the COVID-19 pandemic will ultimately impact unfunded pension liabilities is unknown.
Federal Fiscal Policy. The federal administration and U.S. Congressional leaders have attempted, proposed or made major changes to the Affordable Care Act (including repeal of the individual mandate in the Affordable Care Act), Medicaid and trade and immigration policy, in addition to other actions, which could potentially have detrimental effects on the State’s budget. Additional federal institutional policy changes that might affect economic growth, such as expenditure reductions and changes in interest rates, may also cause businesses and individuals to pull back on investment or consumption.
As a result, there is an additional layer of uncertainty with regard to the State’s revenue estimates. The State anticipates that the impact on the State economy and General Fund revenues resulting from stagnation or net loss of the State’s population and any actions taken by businesses or wealthy individuals, including changes in behavior and possible increase in out-migration of high-income taxpayers, may not be apparent for some time.
Medi-Cal and Health Care Reform. California’s implementation of the Affordable Care Act included the mandatory and optional Medi-Cal expansions. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to get and stay on Medi-Cal. The operational expansion of Medi-Cal extended eligibility to adults without children and to parent and caretaker relatives with incomes up to 138% of the federal poverty level.
The 2021 Proposed Budget estimates that in fiscal year 2021-22, approximately 4.8 million Californians will have health insurance through the optional expansion of Medi-Cal, and 1.9 million through the State’s insurance exchange (Covered California). The 2021 Proposed Budget includes costs of $25.8 billion ($2.7 billion from the General Fund) in fiscal year 2021-22 for the optional expansion population. As of January 1, 2020, California is responsible for 10% of the costs associated with the optional expansion of Medi-Cal.
Due to the COVID-19 pandemic, the 2021 Proposed Budget also estimates average monthly Medi-Cal caseload will increase to 14 million in fiscal year 2020-21 and 15.6 million in fiscal year 2021-22, and assumes caseload will peak at 16.1 million in January 2022 (or about 2.6 million above what the caseload would have been absent the COVID-19 pandemic). The increase is driven primarily by the continuous coverage requirement in the federal Families First Coronavirus Response Act, which requires continuous Medicaid coverage for beneficiaries through the duration of the federal public health emergency as a condition for receiving the enhanced Federal Medical Assistance Percentage.
The Medi-Cal budget may significantly change over time, including within a single fiscal year, due to its size, financial complexity, federal requirements, and the fact that Medi-Cal operates on a cash, rather than an accrual, basis of accounting, which means that the timing of transactions can significantly disrupt fiscal year budgetary estimates.
Individual Mandate and Subsidies Program. The 2019 Budget included a statewide requirement for California residents to obtain comprehensive health coverage or pay a penalty consistent with the federal penalties and mandate exemptions originally outlined under the Affordable Care Act beginning January 1, 2020. The 2019 Budget Act also included advanced premium assistance subsidies to individuals with household incomes below 138% and between 200% and 600% of the federal poverty level beginning January 1, 2020.
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The 2021 Proposed Budget included $355.2 million in fiscal year 2020-21 and $405.6 in fiscal year 2021-22 for these subsidies. However, due to the COVID-19 pandemic and its economic impacts, the number of enrollees receiving State subsidies and the cost per subsidy may increase as more individuals become eligible to enroll in a health plan through the State insurance exchange.
Funding for subsidies was not contingent on penalty revenues. The appropriation for the subsidy program in the 2021 Proposed Budget is made available for calendar year 2022 and a similar methodology is intended to be used in future years. The 2021 Proposed Budget provided a process by which the Department of Finance may augment the appropriation to pay all subsidies provided for in the annual program design for each coverage year. The program is not an entitlement and is set to sunset on January 1, 2023.
Local Government. The primary units of local government in California are the 58 counties, which range in population from less than 2,000 residents in Alpine County to over 10 million in Los Angeles County. There are also nearly 500 incorporated cities and thousands of other special districts formed for education, utility and other services. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas.
The 2011 Budget Act instituted a major realignment of responsibility for public safety programs from the State to local governments, including moving lower-level offenders from State prisons to county supervision, reducing the number of parole violators in the State’s prisons, local public safety programs, mental health services, substance abuse treatment, child welfare services and adult protective services. The 2011 realignment is projected to be funded through two sources in fiscal year 2021-22: (1) a State special fund sales tax of 1.0625%, which is projected to total $7.3 billion, and (2) $700.6 million in vehicle license fees, projected as of the 2021 Proposed Budget. General Fund savings have been over $2.0 billion annually from the realigned programs beginning in fiscal year 2011-12. The state estimated savings of $2.8 billion in fiscal year 2020-21.
Proposition 218, a constitutional amendment approved by the voters in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.
The 2004 Budget Act, related legislation and the enactment of Proposition 1A of 2004 and Proposition 22 in 2010 further changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials in connection with the 2004 Budget Act. Proposition 1A, approved by voters in November 2004, has reduced the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and vehicle licensing revenues. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.
Proposition 22, adopted in November 2010, supersedes Proposition 1A and prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.
Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.
Constitutional and Legislative Factors. Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State’s initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State’s ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds in the portfolios of the Fund.
Effect of Other State Laws on Bond Obligations. Some of the California municipal securities in which the Funds can invest may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.
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Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (some of which are described in California’s recent financial statements) that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund.
Portfolio Transactions
The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.
The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager subject to obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager’s costs.
The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager and Other Service Providers.
Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager’s other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust. The tax-exempt securities market is typically a “dealer” market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer’s mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.
During the fiscal year ended March 31, 2021, the Fund did not direct brokerage transactions to obtain research, analysis, advice, and similar services.
Portfolio Turnover Rates
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.
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The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Fund’s portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.
For the last two fiscal years ended March 31, the Fund’s portfolio turnover rates were as follows:

2021	2020
32%	33%
The portfolio turnover for 2021 and 2020 would be 13% and 10%, respectively, of the average value of its portfolio with the exclusion of variable-rate demand notes, with long-term maturities and one- or seven-day demand features, or put options.
Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 46 portfolios, one of which is described in this SAI.
Under the Master Trust Agreement, the Board is authorized to create new portfolios in addition to those already existing without shareholder approval. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund.
The Fund is a series of the Trust and is diversified. The Fund formerly was a series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the California Bond Fund in August 1989, and was reorganized into the Trust in August 2006. The Fund offers three classes of shares, identified as Fund Shares, Institutional Shares, and Class A (formerly, Adviser Shares).
The Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of the Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the
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Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, the Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
Converting from Class A Shares to Fund Shares or Institutional Shares: If you hold Class A shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Class A shares of the Fund to Fund Shares or Institutional Shares, as applicable.
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Fund's Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Certain Federal Income Tax Considerations
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017, and before January 1, 2026. The Tax Act makes changes to the tax rules affecting shareholders and the Funds, including various investments that the Fund may make. Investors are urged to consult their own tax advisors for more detailed information.
Taxation of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). If the Fund so qualifies, it will not be liable for federal income tax on its taxable net investment income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (or “QPTP”) (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) (a QPTP) (income requirement); (2) distribute at least 90% of
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its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”). Furthermore, for the Fund to pay “exempt-interest dividends” (defined in the Fund's prospectus), at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax under Code section 103(a). The Fund intends to continue to satisfy these requirements.
If the Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirement and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of exempt-interest dividends and net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (“QDI”), which is subject to federal income tax at the lower rates for net capital gain (see below). In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. The Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
For federal income tax purposes, debt securities purchased by the Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as income earned by the Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. Accrued OID with respect to tax-exempt obligations generally will be excluded from the Fund’s taxable income, although that discount will be included in its gross income for purposes of the income requirement and will be added to the adjusted tax basis in those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the accrual amount of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.
The Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued OID, if any. The Fund intends to defer recognition of accrued market discount on a security until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.
The Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium on tax-exempt securities must be amortized to the maturity date, but no deduction is allowed for the premium amortization. For taxable securities, the premium may be amortized if the Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce the Fund’s adjusted tax basis in the security.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures the Fund derives with respect to its business of investing in securities will be treated as qualifying income under the income requirement.
Certain futures contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which the Fund invests—will be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as
34

long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.
Taxation of the Shareholders
Shareholders who are recipients of Social Security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund are includable in their “modified adjusted gross income” for purposes of determining the amount of those benefits, if any, that are required to be included in their gross income.
If the Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, options, futures, other derivatives, securities of investment companies that pay distributions other than exempt-interest dividends, or otherwise under the circumstances described in the Fund's prospectus and this SAI) or engages in securities lending, the portion of any dividend the Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% and 20% maximum federal income tax rates on certain dividends applicable to individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its individual shareholders at those rates to the extent they are attributable to net capital gain. Under the Tax Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal income tax.
All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Fund invests primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of the Fund, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above. Any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If a shareholder receives an exempt-interest dividend with respect to any Fund share held for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of the amount of that dividend. Similarly, if a shareholder of the Fund receives a distribution of net capital gain and redeems or exchanges the Fund’s shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.
The Fund may invest in private activity bonds (“PABs”). Except as noted in the following sentence, interest on certain PABs is a tax preference item (a “Tax Preference Item”) for purposes of the federal alternative minimum tax (“AMT”), although that interest continues to be excludable from federal gross income. Bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs and the interest thereon thus will not be a Tax Preference Item. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Opinions relating to the validity of tax-exempt securities and the excludability of interest thereon from gross income for federal income tax purposes are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Fund's counsel makes any review of the basis for such opinions.
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In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011, (“Covered Shares”) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, the Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
*  *  *  *  *
The foregoing discussion of certain federal tax considerations affecting the Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Management of the Trust
The Board consists of nine Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of the Fund's shareholders. The Board periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by each of the Fund's service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Fund (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (the “Interested Trustees.”) Prior to July 2, 2021, Mr. Dan McNamara was deemed an “interested person” due to his previous position as Director of AMCO, the former investment adviser of the Funds. Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds. Mr. Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. Mr. Boyce, the Chairman of the Board, has been designated a Lead Independent Trustee. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Chairman and Lead Independent Trustee may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees in the absence of the Chairman. The Chairman and Lead Independent Trustee participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Chairman and Lead Independent Trustee will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Chairman and Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Fund's operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund's shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustees provide the Board with the Manager’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
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Board Oversight of Risk Management
As a series of a registered investment company, the Fund is subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Fund. The Trustees delegate the day-to-day risk management of the Fund to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Fund through regular interactions with the Fund's external auditors and periodic presentations from the Manager.
The Board also participates in the Fund's risk oversight, in part, through the Fund's compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Fund. The Fund's chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Fund and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Fund's risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustees and Officers
Set forth below are the Independent Trustees and the Interested Trustee, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders. The mailing address of the Trustees is 15935 La Cantera Parkway, San Antonio, TX 78256.
Independent Trustees
Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager.	46	Westhab, Inc., New York Theological Seminary
37

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years.	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06).	46	None
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012
Trustee, President, and Vice Chairman of
USAA ETF Trust (6/17-6/19); President of
Financial Advice & Solutions Group
(FASG), USAA (02/13-03/21); Director of
USAA Asset Management Company
(AMCO), (08/11-06/19); Chairman of Board
of AMCO (04/13/-06/19); Director of USAA
Investment Services Company (ISCO)
(formerly USAA Investment Management
Company) (09/09-03/21); Chairman of
Board of ISCO (04/13-12/20); President and
Director of USAA Shareholder Account
Services (SAS) (10/09-06/19); Chairman of
Board of SAS (04/13/-06/19); Senior Vice
President of USAA Financial Planning
Services Insurance Agency, Inc. (FPS)
(04/11-03/21); Director and Vice Chairman
of FPS (12/13-03/21); President and Director
of USAA Investment Corporation (ICORP)
(03/10-03/21); Chairman of Board of ICORP
(12/13-03/21); Director of USAA Financial
Advisors, Inc. (FAI) (12/13-03/21);
Chairman of Board of FAI (3/15-03/21).
				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996.	46	None
38

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017
Director, Elta North America
(01/18-present), which is a global leader in
the design, manufacture, and support of
innovative electronic systems in the ground,
maritime, airborne, and security domains for
the nation’s warfighters, security personnel,
and first responders; Managing Partner,
Pioneer Partnership Development Group
(12/15-present); Executive Director, The
Union League Club of New York
(06/14-11/15); Executive Vice President, Air
Force Association (08/12-05/14); Lieutenant
General, United States Air Force
(01/08-06/12). Lieutenant General Newton
(Ret.) served 34 years of active duty in the
United States Air Force. Lt. Gen. Newton
retired as the Assistant Vice Chief of Staff
and Director of Air Staff at the Headquarters
of the U.S. Air Force where he was
responsible for overseeing the administration
and organization of the Air Staff, which
develops policies, plans and programs,
establishes requirements, and provides
resources to support the Air Force’s mission.
Lt. Gen. Newton is a graduate of the
United States Air Force Academy, Webster
University, and The National War College.
				46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.
Interested Trustee
39

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
David C. Brown (May 1972)	Trustee	Trustee since July 2019
Chairman and Chief Executive Officer
(2013-present), Co-Chief Executive Officer,
(2011-2013), Victory Capital
Management Inc.; Chairman and Chief
Executive Officer (2013-present), Victory
Capital Holdings, Inc.
				46 portfolios within the Trust;41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Fund, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Fund and its shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Fund's shareholders.
The following summarizes the experience and qualifications of the Trustees.
•  Jefferson C. Boyce. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  David C. Brown. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.
•  Dawn M. Hawley. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  Robert L. Mason. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 24 years’ experience as a Board member of the USAA Mutual Funds.
•  Daniel S. McNamara. Mr. Dan McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
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•  Paul L. McNamara. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over eight years’ experience as a Board member of the USAA Mutual Funds. Paul L. McNamara is of no relation to Daniel S. McNamara.
•  Richard Y. Newton, III. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over three years’ experience as a Board member of the USAA Mutual Funds.
•  Barbara B. Ostdiek. Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 13 years’ experience as a Board member of the USAA Mutual Funds.
•  John C. Walters. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk.
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.
Officers of the Trust
Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Chris Dyer (February 1962)	President	July 2019	Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present).
Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present); Senior Analyst, Fund Administration, Victory Capital Management Inc. (2005-2015).
James K. De Vries (April 1969)	Treasurer	March 2018
Executive Director, Victory Capital
Management Inc. (7/1/19-present); Executive
Director, Investment and Financial
Administration, USAA (2012-6/30/19);
Assistant Treasurer, USAA Mutual Funds
Trust (2013-2018). Mr. De Vries also serves
as the Funds’ Principal Financial Officer.

Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
41

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Fund in the USAA Mutual Funds. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: Audit and Compliance Committee, Product Management and Distribution Committee, Corporate Governance Committee, and Investments Committee. The duties of these four Committees and their membership are as follows:
•  Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee.
•  Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Fund offered by the Trust and the respective investment objectives and policies, as well as the Manager’s selection of subadvisers; oversees the distribution and marketing of the Fund; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Fund, including payments made by the Fund pursuant to the Trust’s 12b-1 Plan. The Product Management and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee.
•  Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee is comprised of all Independent Trustees, with Mr. P. McNamara serving as the chair of the Committee.
•  Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Fund; the performance and portfolio composition of the Fund; and the valuation and liquidity of the Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee.
During the Fund's most recent fiscal year ended March 31, 2021, the Board held meetings five times. The Audit and Compliance Committee held four meetings; the Product Management and Distribution Committee held four meetings; the Corporate Governance Committee held four meetings; and the Investments Committee held four meetings.
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There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Mutual Funds overseen by the Trustees as of the calendar year ended December 31, 2020. As of June 30, 2021, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.

	USAA California Bond Fund	USAA Mutual Fund Complex Total
Interested Trustee
David C. Brown	None	None
Independent Trustees
Jefferson C. Boyce	None	$50,001-$100,000
Dawn M. Hawley	None	Over $100,000
Robert L. Mason, Ph.D.	None	Over $100,000
Daniel S. McNamara	None	Over $100,000
Paul L. McNamara	None	Over $100,000
Richard Y. Newton III	None	$0-$10,000
Barbara B. Ostdiek, Ph.D.	None	$50,001-$100,000
John C. Walters	None	Over $100,000
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2021.

Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Mutual Funds (b)
Interested Trustee
David C. Brown	None (a)	None (a)
Independent Trustees
Jefferson C. Boyce	$7,274	$340,000
Dawn Hawley	$6,226	$291,000
Robert L. Mason, Ph.D.	$5,883	$275,000
Daniel S. McNamara	None (c)	None (c)
Paul L. McNamara	$6,140	$287,000
Richard Y. Newton III	$5,883	$275,000
Barbara B. Ostdiek, Ph.D.	$6,140	$287,000
John C. Walters	$6,140	$287,000
(a)
David C. Brown is affiliated with the Trust’s investment adviser, Victory Capital. Accordingly, he receives no remuneration from the Trust or any other fund of the USAA Mutual Fund Complex.
(b)
At March 31, 2021, the USAA Mutual Fund Complex consisted of one registered investment company offering 46 individual funds.
(c)
Effective July 2, 2021, Daniel S. McNamara became an Independent Trustee.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of June 30, 2021, there were no control persons of the Fund.
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Principal Shareholders
As of June 30, 2021, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below.

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA California Bond Fund Shares	Charles Schwab 211 Main Street San Francisco, CA 94105	27.96%	Record
USAA California Bond Fund Institutional Shares	UBS Financial Services Inc. c/o Central Deposit/Mutual Funds 100 Harbor Blvd 7th Floor A/C YY011410610 Weehawken, NJ 07086-6727	45.54%	Record
USAA California Bond Fund Institutional Shares	Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	30.17%	Record
USAA California Bond Fund Institutional Shares	Raymond James Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	5.69%	Record
USAA California Bond Fund Institutional Shares	Pershing LLC One Pershing Plaza Product Support, 14th Floor Jersey City, NJ 07399	5.04%	Record
USAA California Bond Fund Class A	National Financial for the Exclusive Benefits of its Customers 499 Washington Blvd Jersey City, NJ 07310	51.39%%	Record
USAA California Bond Fund Class A	E*Trade Securities LLC 11 Times Square 32nd Floor New York, NY 10036	33.03%	Record
USAA California Bond Fund Class A	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	8.11%	Record
USAA California Bond Fund Class A	Merrill Lynch, Pierce, Fenner & Smith Attn: Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	7.24%	Record
1
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”
The Trust’s Manager and Other Service Providers
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of June 30, 2021, Victory Capital managed assets totaling in excess of $161.9 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
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Subject to the authority of the Board, the Manager is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for the Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund.
For these services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Fund pays all other expenses incurred in its operations. Expenses for which the Fund is responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2022, for the Fund and will continue in effect from year to year thereafter for the Fund as long as it is approved at least annually (i) by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice and will automatically terminate in the event of its assignment (as defined by the 1940 Act).
The Manager has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed a certain amount for each Fund through at least June 30, 2023. The Manager is permitted to recoup any reimbursed expenses for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Funds’ Board of Trustees.
Prior to July 1, 2019, AMCO served as the investment adviser to the Fund. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Fund paid AMCO advisory fees as follows:
Fund	2020	2019
USAA California Bond Fund	$ 564,236	$ 2,079,139
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For the fiscal year ended March 31, 2021, and for the period July 1, 2019 to March 31, 2020, the Fund paid advisory fees to Victory Capital as follows:
Fund	2021	2020
USAA California Bond Fund	$ 2,372,994	$ 1,733,185
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. For the fiscal year ended March 31, 2021, Victory Capital reimbursed the Fund as follows:
Fund	2021
USAA California Bond Fund	$ 6,635
The management fee is based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will add to or subtract from the base investment management fee depending upon the performance over the performance period of the relevant share class relative to the Lipper California Municipal Debt Funds Index. Victory Capital will charge only the base fee (with no performance adjustments) for a period of 12 months following the effectiveness of the Advisory Agreement while Victory Capital develops a performance record for the applicable Funds.
The Fund offers multiple classes of shares, and the performance adjustment is determined on a class-by-class basis. In some circumstances, Victory Capital has agreed to waive certain expenses of the Fund, the impact of which may be to increase the performance of the Fund. Any corresponding increase in the performance of the Fund may contribute to a positive performance adjustment.
Computing the Performance Adjustment
For any month, the base investment management fee of the Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Fund's relevant Lipper Index. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
The performance period for the Fund consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:
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	Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$ 263,568	$ 221,918	$ 193,868	$ 256,768	$ 180,268	$ 221,918
(a)
Average annual performance over a 36-month period
(b)
In basis points 1/100th of a percent
(c)
Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
The investment performance of the Fund Shares, Institutional Shares, and Class A shares is measured by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Lipper California Municipal Debt Funds Index (“Lipper Index”). Because the adjustment to the base investment management fee is based upon the share class performance compared to the investment record of its Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the share class performance is up or down per se, but whether it is up or down more or less than the record of its Lipper Index. Moreover, the comparative investment performance of the share class is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Fund. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board. Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semiannual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the Fund Shares and Class A shares of the average daily net assets of the Fund. With respect to the Institutional Shares, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets of the Fund.
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In addition, the Fund may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration Agreement.
Prior to July 1, 2019, AMCO served as the Funds’ administrator under a separate agreement. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Fund paid administration and servicing fees to AMCO as follows. Information provided for Class A shares is that of the Adviser Shares, which were redesignated Class A shares on June 29, 2020.

Fund	2020	2019
USAA California Bond Fund Shares	$ 260,864	$ 1,013,070
USAA California Bond Fund Class A	$ 2,630	$ 10,370
For the fiscal year ended March 31, 2021, and for the period July 1, 2019 to March 31, 2020, the Fund paid administration and servicing fees to Victory Capital as follows:
Fund	2021	2020
USAA California Bond Fund Shares	$ 992,763	$ 802,057
USAA California Bond Fund Institutional Shares	$ 542	–
USAA California Bond Fund Class A	$ 9,920	$ 8,078
Sub-Administrator and Sub-Fund Accountant
Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), Victory Portfolios II (“VPII”), and Victory Variable Insurance Funds (“VVIF”), Victory Capital pays Citi a fee, computed daily and paid monthly, at the following annual rates: 0.011% of the first $50 billion of aggregate net assets of the Trust, VP, VPII, and VVIF net assets; plus 0.01% of aggregate net assets of Trust, VP, VPII, and VVIF net assets from $50 billion to $100 billion; plus 0.0085% of aggregate net assets of the Trust, VP, VPII, and VVIF net assets from $100 billion to $125 billion; plus 0.0065% of aggregate Trust, VP, VPII, and VVIF net assets in excess of $125 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. Additional fees apply for providing certain services relating to implementing the new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act. In addition, the Trust, VP, VPII, and VVIF reimburse Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.
The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, N-MFP, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, San Antonio, Texas 78256, an affiliate of the Manager, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of
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shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.
For its services under the Transfer Agency Agreement, the Fund Shares pays the Transfer Agent an annual fee of $25.50 per account, while the Institutional Shares and Class A shares pay the Transfer Agent a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets per account. These fees are subject to change at any time.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses specifically allocated to the Fund that are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third-party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third-party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, the Manager, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Manager, for exclusive underwriting and distribution of the Fund's shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Class A shares.
Compliance and Legal Services
In addition to the services provided under the Fund's Administration Agreement, AMCO also provided certain tax, compliance, and legal services for the benefit of the Fund. The Board has approved the reimbursement for certain of these expenses incurred by AMCO. Victory Capital became the investment adviser to the USAA Funds on July 1, 2019. For the fiscal year ended March 31, 2019, and the period of April 1, 2019, to June 30, 2019, the Fund reimbursed AMCO for tax, compliance, and legal services as follows:

Fund	2020	2019
USAA California Bond Fund	$ 1,042	$ 5,155
Compliance Services
Effective July 1, 2019, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
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The Fund paid Victory Capital for compliance services for the fiscal year ended March 31, 2021, and for the period of July 1, 2019 to March 31, 2020, as follows:
Fund	2021	2020
USAA California Bond Fund	$ 4,343	$ 3,202
Codes of Ethics
Each of the Trust, the Manager, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Manager Code of Ethics applies to all Access Personnel (the Manager’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Manager’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code of Ethics also requires all Access Personnel (and, in the Manager Code of Ethics, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
Distribution and Service Plans
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and the application of performance fee adjustments. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Rule 12b-1 Distribution and Service Plans
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act, as amended, with respect to Class A and Class C shares. Under the Rule 12b-1 Plan such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Class A and Class C shares of the Fund and relating (among other things) to:
•  compensation to the Payee and its employees;
• payment of the Payee’s expenses, including overhead and communication expenses;
• compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Class A shares;
• printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
• the preparation and distribution of sales literature and advertising materials;
• responding to inquiries from shareholders or their financial representatives requesting information regarding the USAA Mutual Funds; and
• responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The Distributor pays all or a portion of such fees to financial intermediaries that make the Class A and Class C shares available for investment by their customers and the Distributor may retain part of this fee as compensation for providing these services. If the fees received by the Distributor under the Rule 12b-1 Plan exceed its expenses, the Distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Class A or Class C shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Class A and Class C shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Class A or Class C shares to investors.
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Class A Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Class A share class of the Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets to the Distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Class A shares and/or providing services to shareholders of Class A shares. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by a Class A share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. Financial Industry Regulatory Authority (“FINRA”) rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid.
Class C Rule 12b-1 Plan. Under the Rule 12b1- Plan, the Class C share class of the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Rule 12b-1 Plans. Prior to approving the Rule 12b-1 Plan, the Trustees considered various factors relating to the implementation of the Rule 12b-1 Plan and determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund, its Class A and Class C shares, and the shareholders of the Class A and Class C shares. Among other things, the Trustees noted that, to the extent the Rule 12b-1 Plan allows the Fund to sell Class A and Class C shares in markets to which it would not otherwise have access, the Rule 12b-1 Plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance the Fund's competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.
The plan is renewable from year to year with respect to the Class A and Class C share class of the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The Rule 12b-1 Plan may not be amended to increase materially the amount of fees paid by any Class A and Class C share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan is terminable with respect to any Fund’s Class A and Class C share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class. The Rule 12b-1 Plan requires that the Distributor provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Class A and Class C shares and the purposes for which such expenditures were made to the Trustees for their review.
For the fiscal year ended March 31, 2021, the Fund paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan as set forth in the table below.

Fund	2021
USAA California Bond Fund Class A	$ 16,533
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Fund for the distribution and servicing of Class A shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of the Fund and for services to the shares of the Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Fund and payments for providing extra employee training and information relating to Fund; “listing” fees for the placement of the Fund on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Fund's shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Fund. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment
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in the Fund and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.
The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of the Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons. The amount of any payments is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund. In addition, certain financial intermediaries may have access to certain services from Manager or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds, which do not make such payments or which make lower such payments. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
USAA is a party to agreements with Victory Capital that provide compensation to USAA in connection with making referrals of USAA Members to the USAA Mutual Funds, the VictoryShares USAA ETF Funds, and the USAA 529 College Savings Plan managed by Victory Capital.
Portfolio Manager Disclosure
USAA INVESTMENTS, A Victory Capital Investment Franchise
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Accounts Managed
The following table sets forth the accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Regina Conklin	9 / $11,146.01	--	--	7 / $11,048.63	--	--
Andrew Hattman	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Lauren Spalten	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Conflicts of Interest
The Manager’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Manager has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Manager has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Manager’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Manager’s compliance program will achieve its intended result.

Portfolio Manager	Fund	Benchmark(s)
Regina Conklin	USAA California Bond Fund	Lipper California Municipal Debt Funds Index
Andrew Hattman	USAA California Bond Fund	Lipper California Municipal Debt Funds Index
Lauren Spalten	USAA California Bond Fund	Lipper California Municipal Debt Funds Index
Compensation
The Manager has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Manager’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Manager attract and retain high-quality investment professionals, and (3) contribute to the Manager’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Manager receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Manager monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Manager’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Manager’s other investment franchises may earn incentive compensation based on a percentage of the Manager’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Manager, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Manager’s philosophy and values, such as leadership, risk
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management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
The Manager’s portfolio managers may participate in the equity ownership plan of the Manager’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Portfolio Ownership: As of the fiscal year ended March 31, 2021, the portfolio managers beneficially owned shares of the Fund they managed as follows:

Portfolio Manager	Fund	Dollar Range
Regina Conklin	USAA California Bond Fund	None
Andrew Hattman	USAA California Bond Fund	None
Lauren Spalten	USAA California Bond Fund	None
Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each USAA Mutual Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the USAA Mutual Funds, the general policy of the USAA Mutual Funds is not to disclose any portfolio holdings of the USAA Mutual Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e.,annual and semi annual reports) and Form N-PORT (i.e., fund portfolio holdings reports), and any portfolio holdings made available on the Fund’s website, VictoryFunds.com. This general policy shall not apply, however, in the following instances:
• Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
• Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
• As disclosed in this SAI; and
• As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the USAA Mutual Fund must have a legitimate business purpose for doing so, and neither the USAA Mutual Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the USAA Mutual Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, the USAA Mutual Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the USAA Mutual Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
The USAA Mutual Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. The USAA Mutual Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Markit); (7) financial statement service providers (e.g., Toppan Merrill and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
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Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks the USAA Mutual Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on VictoryFunds.com, must submit its request in writing to the USAA Mutual Funds’ Chief Compliance Officer (“CCO”), or USAA Mutual Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.
The Fund intends to post its annual and semi annual reports and quarterly schedules of portfolio holdings on VictoryFunds.com (which typically occurs approximately 60 days after the end of each fiscal quarter). The Fund intends to post its quarterly portfolio holdings on VictoryFunds.com (which typically occurs approximately 15 calendar days after each calendar quarter and five days in the case of money market funds). In addition, the Fund intends to post its top 10 holdings on VictoryFunds.com 10 days following the end of each month. Monthly portfolio disclosures are filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.
Approximately 31 days after the end of each month, the Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after the Fund's top holdings are made available on VictoryFunds.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.
In order to address potential conflicts of interest between the interests of each USAA Mutual Fund’s shareholders, on the one hand, and the interests of the USAA Mutual Funds’ Manager, principal underwriter, or certain affiliated persons, on the other, the USAA Mutual Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each USAA Mutual Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Mutual Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
General Information
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 111 West Houston Street, Suite 1901, San Antonio, Texas 78205, is the independent registered public accounting firm for the Fund. In this capacity, the firm is responsible for the audit of the annual financial statement of the Fund.
Appendix A – Tax-Exempt Securities and their Ratings
Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.
The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s
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Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in the Fund’s portfolio.
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are judged to be medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and typically are in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s State and Tax Exempt Notes
MIG-1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Commercial Paper
Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structures with moderate reliance on debt and ample asset protection.
• Broad margins in earning coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
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Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P Tax-Exempt Notes
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
S&P Commercial Paper
A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
14356-0821
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USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATIONAUGUST 1, 2021
USAA New York Bond Fund Shares (USNYX)
USAA New York Bond Fund Institutional Shares (UNYIX)
USAA New York Bond Fund Class A (UNYBX)
USAA MUTUAL FUNDS TRUST (the “Trust”) is an open-end management investment company offering shares of 46 mutual funds, one of which is described in this Statement of Additional Information (“SAI”): This SAI is not a prospectus and contains information in addition to, and more detailed than, that set forth in the Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund and should be read in conjunction with the Fund’s prospectus. You may obtain a free copy of the prospectus dated August 1, 2021, for the Fund by writing to USAA Mutual Funds Trust, PO Box 182593, Columbus, OH 43218-2593, or by calling toll free (800) 235-8396. The prospectus provides the basic information you should know before investing in a Fund.
The financial statements of the Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended March 31, 2021, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

2	Valuation of Securities
3	Conditions of Purchase and Redemption
3	Additional Information Regarding Redemption of Shares
6	Investment Plans
7	Investment Policies
20	Investment Restrictions
21	Special Risk Considerations
33	Portfolio Transactions
35	Fund History and Description of Shares
36	Certain Federal Income Tax Considerations
39	Management of the Trust
46	Control Persons and Principal Shareholders
47	The Trust’s Manager and Other Service Providers
53	Distribution and Service Plans
55	Portfolio Manager Disclosure
57	Portfolio Holdings Disclosure
58	General Information
58	Appendix A – Tax-Exempt Securities and their Ratings
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Valuation of Securities
Victory Capital Management Inc. (“Victory Capital” or “Manager”) serves as the Manager of the Fund, and Victory Capital Services, Inc. (“VCS” or “Distributor”) serves as the distributor of the Fund's shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Manager”) served as the manager of the Fund and USAA Investment Management Company served as the distributor of the Fund's shares.
The Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees the Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and stale price monitoring.
The value of securities of the Fund is determined by one or more of the following methods:
Investments of the Fund generally are traded in the over-the-counter market and are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sale price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”) of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.
Investments in non-exchange traded open-end investment companies are valued at their NAV at the end of each business day. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date. Options are valued at the mean between the last bid and ask prices. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuation for such securities. Repurchase agreements are valued at cost.
In the event that price quotations or valuations are not readily available, are not reflective of market value or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
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Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Transfer Agency Company d/b/a USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in the Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of the Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of the Fund may be offered to other investment companies that are structured as funds-of-funds, to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may, from time to time, own or control a significant percentage of the Fund’s shares. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase the Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of the Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, the Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of the Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause the Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for the Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although the Fund reserves the right to redeem some or all of its shares in kind by delivering securities from the Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating the Fund’s NAV. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior
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written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.
For the mutual protection of the investor and the Fund, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Fund's Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “Affiliated Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
•  Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
• Purchases and sales pursuant to automatic investment or withdrawal plans;
• Purchases and sales made through USAA 529 College Savings PlanTM;
• Purchases and sales made in certain separately managed accounts in wrap fee programs;
• Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
• Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.
The Affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for
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activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the Affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Purchasing Shares
Alternative Sales Arrangements — Class A.
Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.
Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.
The Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.
The methodology for calculating the NAV, dividends and distributions of the share classes of the Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.
Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fixed Income Funds.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Less than $100,000	2.25%	2.00%
$100,000 to $249,999	1.75%	1.50%
Over $250,000*	0.00%	0.00%
* There is no initial sales charge on purchases of $250,000 or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
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** Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
Sample Calculation of Maximum Offering Price
Class A shares of the Fixed Income Funds are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.
Fixed Income Funds
NAV per share	$ 10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$ 0.23
Per Share Offering Price to the Public	$ 10.23
Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Fund. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at VictoryFunds.com.
Automatic Purchase of Shares
Automatic Investment Plan – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the USAA Mutual Funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
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Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different USAA Mutual Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another USAA Mutual Fund.
This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions help replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
The redemption of shares of the Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Investment Policies
The sections captioned Investment Objective and More Information on theFund’s Investment Strategy in the Fund's prospectus describe the investment objective and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund’s objective is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective of the Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Fund may be subject to. Unless described as a principal investment policy in the Fund’s prospectus, these represent the non-principal investment policies of the Fund.
Adjustable-Rate Securities
The Fund may invest in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security’s yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (sometimes referred to as “LIBOR”) or the SIFMA Municipal Swap Index Yield. The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for the Fund, the Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”). “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
The Fund, together with other funds of the Trust and Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds, participates in a 364 day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank).
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Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15% and, a renewal fee of 0.10%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities (“ABS”) and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
Cover
Transactions using certain derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover derivative instruments could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund
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cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. In certain situations, the Fund, the Manager, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Fund from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. The Fund and its shareholders could be negatively impacted as a result.
Derivatives
The Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund’s investment objective. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). The Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.
The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
The SEC recently voted to adopt Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”'). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, Rule 18f-4 would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. For funds that qualify as limited derivatives users, Rule 18f-4 requires a fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Fund remains uncertain, however, due to the compliance timeline within Rule 18f-4, it is unlikely that the Fund will be required to fully comply with the requirements until 2022.
Diversification
The Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development revenue bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.
Futures Contracts
The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund initially will be required to deposit with the Trust’s custodian or the futures
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commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Illiquid Securities
The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are generally those securities that a Fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities. Municipal lease obligations and certain restricted securities may be determined to be liquid in accordance with the guidelines established by the Board.
Interfund Borrowing and Lending
The Fund is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s
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Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Inverse Floating Rate Securities
The Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities’ price volatility.
Lending of Securities
The Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets. The Fund may terminate a loan at any time.
LIBOR Discontinuation Risk
Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31,
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2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.
Limitations and Risks of Options and Futures Activity
The Fund may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of the Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Fund, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Fund and, in its management of the Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund's investment strategies. Although the Manager expects to be able to execute the Fund's investment strategies within the limitations, the Fund’s
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performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish and maintain a liquidity risk management program (“LRMP”). The Liquidity Rule defines “illiquid security” as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Municipal Lease Obligations (“MLOs”)
The Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Non-Investment-Grade Securities or “Junk Bonds”
The Fund may invest directly or indirectly in or hold “junk bonds” or non-investment-grade securities. Non-investment grade securities (i.e., BB or lower by S&P Global Ratings (“S&P”), or Ba or lower by Moody’s Investors Service Inc. (“Moody’s”) or, if unrated, deemed to be of comparable quality by the Manager) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment-grade bonds, sometimes referred to as “junk bonds,” usually are issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers. Under such conditions, the Fund may find it difficult to value its “junk bonds” accurately. The Fund’s investments in “junk bonds” also may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment-grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
Options on Futures Contracts
The Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the
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futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Periodic Auction Reset Bonds
The Fund may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Put Bonds
The Fund may invest in tax-exempt securities, including securities with variable interest rates, that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earliest put date, even though stated maturity is longer. For the Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Recent Market Conditions and Regulatory Developments
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may last for an extended period of time. The current pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior.
Governments and central banks have moved to limit these negative economic effects with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. The impact of infectious diseases may be greater in countries that do not move effectively to control them, which may occur for political reasons or because of a lack of health care or economic resources. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. Although promising vaccines have been released, it may be many months before vaccinations are sufficiently widespread to allow the restoration of full economic activity.
Many municipal issuers may suffer substantial declines in tax revenue because of the business and economic disruptions associated with the COVID-19 pandemic. Because this situation is relatively new and ongoing, it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent. In that event, to the extent a Fund has a bank deposit, holds a debt instrument with a negative interest rate, or invests its cash in a money market fund holding such instruments, the Fund would generate a negative return on that investment. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by government policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause
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investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, tariff “wars,” changes to some major international trade agreements and the potential for changes to others, and campaigns to “buy American,” could affect international trade and the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China have been very sensitive to the outlook for resolving the U.S.-China “trade war,” a trend that may continue in the future.
In December 2020, the United Kingdom (“UK”) and the European Union (“EU”) signed a Trade and Cooperation Agreement (“TCA”) to delineate the terms on which the UK left the EU. The TCA did little to address financial services and products provided by UK entities to customers in the EU, leaving the future of such services uncertain. Also left uncertain was the long-term future of the UK auto industry, which relies heavily on exports to the EU, although the TCA leaves a long period for issues to be resolved. New trading rules have disrupted the cross-border flow of products and supplies for many businesses; it remains to be seen whether these will be smoothed out with the passage of time or cause long-term damage to affected businesses.
Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. Over the past several years, the U.S. has moved away from tighter legislation and regulation impacting businesses and the financial services industry. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Fund and its service providers, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Climate Change. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. The new U.S. administration appears concerned about the climate change problem and may focus regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Repurchase Agreements
The Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund’s custodian or special “tri-party” custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The income from repurchase agreements will not qualify as “exempt-interest dividends” (see “Tax Considerations”) when distributed by the Fund.
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Section 4(a)(2) Commercial Paper and Rule 144A Securities
The Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
The Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities as a Result of Exchanges or Workouts
The Fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.
Securities of Other Investment Companies
The Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund’s investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.
The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, effective January 19, 2021, permits a portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions. The compliance date for Rule 12d1-4 and the rescission of the applicable exemptive orders and the withdrawal of the applicable noaction letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under the 1940 Act.
Swap Arrangements
The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
The Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security, which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or
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paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contact market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund’s portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund depends upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
The Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
The Fund may enter into credit default swap (CDS) contracts for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap in that the Fund would have to pay the buyer the full par (or other agreed upon) value of the referenced debt obligation even though such obligation went into default. As seller, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default. As buyer, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect the Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect the Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require the Fund to post margin
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on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of the Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
The Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.
Tax-Exempt Liquidity Protected Preferred Shares
The Fund may invest in tax-exempt liquidity protected preferred shares (“LPP shares”) (or similar securities). LPP shares are issued by municipal bond funds (funds that principally invest in tax-exempt securities) and are generally designed to pay “exempt-interest dividends” (see “Tax Considerations”) that reset on or about every seven days in a remarketing process. Under this process, the holder of an LPP share generally may elect to tender the share or hold the share for the next dividend period by notifying the remarketing agent in connection with the remarketing for that dividend period. If the holder does not make an election, the holder will continue to hold the share for the subsequent dividend period at the applicable dividend rate determined in the remarketing process for that period. LPP shares possess an unconditional obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the LPP shares plus accrued dividends, all LPP shares that are subject to sale and not remarketed.
The applicable dividend rate for each dividend period typically will be the dividend rate per year that the remarketing agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the LPP shares in such remarketing and tendered to it on the remarketing date. If the remarketing agent is unable to remarket all LPP shares tendered to it and the liquidity provider is required to purchase the shares, the applicable dividend rate may be different. The maturity of LPP shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements. LPP shares generally are issued by registered and unregistered pooled investment vehicles that use the proceeds to purchase medium- and long-term investments to seek higher yields and for other purposes.
LPP shares are subject to certain risks, including the following: since mid-February 2008, existing markets for remarketed and auction preferred securities generally have become illiquid and many investors have not been able to sell their securities through the regular remarketing or auction process. Although LPP shares provide liquidity protection through the liquidity provider, it is uncertain, particularly in the near term, whether there will be a revival of investor interest in purchasing securities sold through remarketings. There is also no assurance that a liquidity provider will be able to fulfill its obligation to purchase LPP shares subject to sell orders in remarketings that are not otherwise purchased because of insufficient clearing bids. If there are insufficient clearing bids in a remarketing and the liquidity provider is unable to meet its obligations to purchase the shares, the Fund may not be able to sell some or all of the LPP shares it holds. In addition, there is no assurance that the issuer of the LPP shares will be able to renew the agreement with the liquidity provider when its term has expired or that it will be able to enter into a comparable agreement with another suitable liquidity provider if such event occurs or if the liquidity agreement between the issuer and the liquidity provider is otherwise terminated.
Because of the nature of the market for LPP shares, the Fund may receive less than the price it paid for the shares if it sells (assuming it is able to do so) them outside of a remarketing, especially during periods when remarketing does not attract sufficient clearing bids or liquidity in remarketings is impaired and/or when market interest rates are rising. Furthermore, there can be no assurance that a secondary market will exist for LPP shares or that the Fund will be able to sell the shares it holds outside of the remarketings conducted by the designated remarketing agent at any given time.
A rating agency could downgrade the ratings of LPP shares held by the Fund or securities issued by a liquidity provider, which could adversely affect the liquidity or value in the secondary market of the LPP shares. It is also possible that an issuer of LPP shares may not earn sufficient income from its investments to pay dividends on the LPP shares. In addition, it is possible that the value of the issuer’s investment portfolio will decline due to, among other things, increases in long-term interest rates, downgrades or defaults on investments it holds and other market events, which would reduce the assets available to meet its obligations to holders of its LPP shares. In this connection, many issuers of LPP shares invest in non-investment grade bonds, also known as “junk bonds.” These securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for
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capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed and such defaults will reduce the value of the securities they issue. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
In addition, LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments. LPP shares currently are issued in reliance on guidance provided by the SEC and a notice (which all taxpayers may rely on for guidance) and a handful of private letter rulings (which may be relied on as precedent only by the taxpayer(s) to whom they are addressed) issued by the Internal Revenue Service ("IRS"). It is possible that the SEC and/or the IRS could issue new guidance or rules that supersede and nullify all or a portion of the current guidance, which could adversely impact the value and liquidity of the Fund’s investment in LPP shares, the tax treatment of investments in LPP shares, and/or the ability of the Fund to invest in LPP shares.
Temporary Defensive Policy
The Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments, including investments the interest on which is not exempt from federal and New York State and New York City income tax. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Variable-Rate and Floating-Rate Securities
The Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
The Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
When-Issued and Delayed-Delivery Securities
The Fund may invest in tax-exempt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund receives a commitment fee for delayed draws on loans. The Fund may sell these securities before the settlement date.
Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer
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and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, the Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on the Fund’s ability to meet its current obligations, to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. The Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
The Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, the Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities.
The Fund:
(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3) may not issue senior securities, except as permitted under the 1940 Act.
(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.
With respect to the Fund's concentration policy described above, the Fund applies that restriction to investments in a particular industry or group of industries. Additionally, during normal market conditions, at least 80% of the Fund’s annual income will be excludable from gross income for federal income tax purposes, the shares will also be exempt from the New York State and City personal income taxes, and at least 80% of the Fund’s net assets will consist of New York tax-exempt securities.
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Special Risk Considerations
Special Considerations Relating to New York Municipal Obligations
General. The Fund will have considerable investments in New York municipal obligations. Accordingly, the Fund is susceptible to certain factors that could adversely affect issuers of New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by: (1) amendments to the Constitution of the State of New York (“State”) and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State, its public authorities and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Fund’s yield and share price is sensitive to these factors as one or more of such factors could undermine New York issuers’ efforts to borrow, inhibit secondary market liquidity, erode credit ratings and affect New York issuers’ ability to pay interest on, and repay principal of, New York municipal obligations. Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State and the City of New York (“City”), and that there is no obligation on the part of the State or the City to make payment on such local obligations in the event of default.
Summarized below are financial concerns relating to the Fund’s investments in New York municipal obligations. This section is not intended to be a comprehensive description of all risks involved in investing in New York municipal obligations. The information in this section is intended to give a summary description based on recent publications and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City. It should be noted that the information recorded here is based on the economic and budget forecasts and economic risks found in certain 2021 publications issued by the State, the City and the Metropolitan Transportation Authority (“MTA”). The accuracy and completeness of the information in those reports have not been independently verified. The resources used to prepare the disclosure related to the City, the State, and the U.S. economy were published between February 1, 2021, and June 8, 2021, and the resources used to prepare the MTA disclosure were published in February 2021.
Since the time that such resources were published, there have been, and may yet be, significant changes in circumstances altering the economic and budget predictions found in those publications and presented here, primarily on account of the economic and other impacts of the novel coronavirus (“COVID-19”) pandemic in the United States. For a period of several months, New York served as an epicenter of the COVID-19 pandemic, with more cases of infections and deaths to date than any other state. The spread of the virus has been slowing due to effective social distancing restrictions, closures, and vaccinations. However, the pandemic has caused economic activity in the nation and the State to drop abruptly and dramatically. The consensus is that the global and United States economies are now in recession, the severity and duration of which is highly uncertain. Accordingly, the Fund’s investments in New York municipal obligations are now subject to more pronounced levels of risk.
It is also important to note that many of the dollar amounts referenced in this section have been truncated to one digit after the decimal and rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and/or rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.
State Economy. The State has a diverse economy with a relatively large share of the nation’s financial activities, information, education, and health services employment, and a rather small share of the nation’s farming and mining activity. The State has the fourth highest population in the nation, and its residents have a comparatively high level of personal wealth. The most significant sectors of the State’s economy differ from those of the national economy. Travel and tourism comprise a significant part of the economy. The State’s location, airport facilities and natural harbors have made it an important hub for international commerce. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Nonetheless, manufacturing remains an important sector of the State economy, particularly for the upstate region, which hosts higher concentrations of manufacturers. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector. The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area. The City accounts for a large percentage of the State’s residents and personal income.
The discussion that follows regarding the status of the U.S. and State economies is primarily based on information published by the State Division of the Budget (“DOB”) no later than June 8, 2021. All predictions and past performance information regarding the U.S. and State economies contained in this subsection were made on or before that date even though they may be stated in the present tense and may no longer be accurate. You also are encouraged to read, in conjunction with this description of the State economy, the “New York City Economy” subsection of this “Special Risk Considerations” section of this SAI, which presents some of the City Office of Management and Budget (“OMB”) projections regarding the economy.
U.S. Economic Forecast. The nation has experienced a faster-than-expected vaccine rollout, a broader reopening of the economy, and a new round of fiscal stimulus under the ARP Act. As a result, the U.S. economy is projected to recover rapidly over the next couple
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of years. The Bureau of Economic Analysis (BEA) estimates that real GDP increased at an annual rate of 6.4% in the first quarter of 2021, accelerating from a growth of 4.3% in the fourth quarter of 2020. Real GDP growth for 2021s projected at 6.0%. The real GDP level is expected to recover to its previous peak (reached in the fourth quarter of 2019) by the second quarter of 2021. Real GDP growth for 2022 is projected at 4.1%. The real GDP for 2021 is expected to be fueled by consumer demand and government spending thanks to the ARP Act. Such robust demand growth will, in turn, drive up business investment in 2022. As other countries gradually weather the pandemic and international tourism starts to recover in 2022, exports are also expected to catch up.
Nonfarm payroll employment rose robustly in March 2021 after stalling at the end of 2020. In April 2021, monthly job gains slowed to 266,000 from 770,000 in March 2021, indicating that the pandemic’s damaging effects on the labor market are still widespread. The payroll count in April 2021 was 8.2 million below its previous peak in February 2020. Aided by a further reopening of service sectors and an easing of temporary supply shortages, total nonfarm employment is now projected to grow by 3.2% for 2021. With an additional 3.2% growth projected for 2022, total nonfarm employment is expected to reach a full recovery by the second half of 2022.
The civilian unemployment rate decreased to 6.0% in March 2021 and edged up to 6.1% in April 2021 with an increase in the labor force. This rate is down considerably from its peak of 14.8% in April 2020 and is projected to continue edging lower, reaching an estimated 4.7% in the fourth quarter of 2021 and 4.3% in the fourth quarter of 2022. According to the index of weekly payrolls of private employment for March and April 2021, wage growth is picking up rapidly. Therefore, the growth in wages and salaries for 2021 is forecast at 7.0%. Personal income growth in 2021 is expected to increase because of the third round of stimulus checks and the extended unemployment insurance benefits included in the ARP. These provisions, amongst others, are expected to boost non-wage income components.
Consumer prices in both goods and services have been pushed higher since February 2021 due to rebounding energy prices, supply chain disruptions, and the reopening of service sectors. The headline CPI inflation rose to 3.7% at an annual rate in the first quarter of 2021. Such upward price pressure is expected to continue into the second quarter of 2021, as those sectors hit hardest by the pandemic continue to recover, and the stimulus checks continue to boost demand. As a result, CPI inflation is forecast at 2.8% in 2021, while CPI inflation for 2022 is forecast to remain at 2.3%. However, these inflationary pressures are considered transitory, and thus the Federal Reserve Bank is not likely to raise its target rate before 2023.
The State’s updated economic outlook for FY 2022 is promising. The ARP provided a third round of stimulus payments, up to $1,400 for adults and any dependent. Given that most stimulus payments were distributed in March 2021, real consumption growth for March shot up once again. This spike was larger than January’s because the rapid vaccine rollout also enabled many states to relax containment measures. After a surge in the first quarter of 2021, personal income is projected to fall back as the disbursement of COVID-19 relief payments from the two most recent fiscal stimulus bills concludes. But consumption is expected to remain strong as households continue to feel more comfortable going out to spend and reducing their saving back to more normal pre-pandemic levels. Moreover, the ARP’s extension of unemployment benefits and its generous child tax credits will keep incomes elevated above their pre-pandemic level through the rest of 2021. Therefore, real consumption is forecast to grow rapidly at 6.8% in 2021, after a 3.9% drop in 2020. This strong growth is expected to continue, with a growth rate of 4.4% in 2022.
State Budget. Each year, the Governor is required to provide the State Legislature (“Legislature”) with an executive budget, which constitutes the proposed State financial plan for the ensuing fiscal year (hereinafter, “fiscal year” or “FY”). The State’s fiscal year for 2020-2021 ended on March 31, 2021. (The State’s fiscal year for 2021-2022 will run from April 1, 2021 to March 31, 2022.) The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements, and the GAAP modified accrual basis, showing revenues and expenditures. The State financial results, as described below, are calculated on a cash accounting basis, showing revenues and expenditures. The State financial results, as described below, are calculated on a cash accounting basis, unless specified otherwise. The GAAP projections for the State’s budget can be obtained from DOB.
The DOB has published the Enacted Budget Financial Plan for Fiscal Year 2022, which sets forth the State’s official financial plans for fiscal years 2021 through 2024, and reflects current assumptions concerning the financial impact of the COVID-19 pandemic. (The 2021 Financial Plan, to the extent updated and modified by updates, is referred to herein as the “Financial Plan”.) The DOB has also subsequently issued an Annual Information Statement, dated June 8, 2021, which is updated quarterly.
The Governor and Legislative leaders reached agreement on the outlines of the FY 2022 Enacted Budget in late March 2021. All debt service appropriations were passed on March 31, 2021, prior to the start of FY 2022. Both houses completed final action on the FY 2022 Budget on April 6, 2021. On April 19, 2021, the Governor completed his review of all budget bills, which included the veto of certain line-item appropriations, none of which had a material impact on the State’s financial projections. The improved fiscal outlook allowed for substantial revisions to the Executive Budget proposal during negotiations on the FY 2022 Enacted Budget. The revisions can be grouped into three categories: “restoration” (i.e., rejection) of savings proposals, time-limited pandemic recovery initiatives, and additions to current programs.
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The improved fiscal outlook allowed for substantial revisions to the Executive Budget proposal during negotiations on the FY 2022 Enacted Budget. The revisions can be grouped into three categories: “restoration” (i.e., rejection) of savings proposals, time-limited pandemic recovery initiatives, and additions to current programs.
In recognition that Federal recovery aid will run out over time, the negotiated agreement contained revenue enhancements, including increases in PIT rates for high-income earners through tax year 2027 and corporate franchise tax rates through tax year 2023. The new revenues will help fund increases approved for existing programs, as well as restorations of proposed cuts.
DOB estimates that the Enacted Budget Financial Plan is balanced in the General Fund on a cash basis of accounting in both the current year (FY 2022) and the first outyear (FY 2023). Outyear budget gaps are estimated at $1.4 billion in FY 2024 and $2.0 billion in FY 2025. The total gap of $3.4 billion over the Financial Plan (FY 2022 through FY 2025) is $7.4 billion lower than the Executive Budget proposal and $35.3 billion lower than the baseline projection.
General Fund Balances and State Spending. State Operating Funds encompasses the General Fund and a wide range of State activities funded from revenue sources outside the General Fund, including dedicated tax revenues, tuition, income, fees, and assessments. Activities funded with these dedicated revenue sources often have no direct bearing on the State’s ability to maintain a balanced budget in the General Fund, but nonetheless are captured in State Operating Funds. In FY 2022 State Operating Funds spending is estimated at $112.2 billion, an increase of 7.7% from FY 2021. Excluding the recovery initiatives, which in State Operating Funds are expected to total $3.5 billion7 in FY 2022, spending is projected to grow by 4.3%. School Aid, Medicaid, and funding of FY 2021 pandemic response costs from the CRF (which lowered FY 2021 State Operating Funds spending) account for most of the annual increase.
Special Considerations
The Financial Plan Generally
The Financial Plan is subject to economic, social, financial, political, public health, and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. DOB asserts that the projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions but can provide no assurance that results will not differ materially and adversely from these projections.
DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenditures. In recent years, the State has prepaid certain payments, subject to available resources, to maintain budget flexibility.
The Financial Plan is based on numerous assumptions including the condition of the State and national economies, and the collection of economically sensitive tax receipts in the amounts projected. Uncertainties and risks that may affect economic and receipts forecasts include, but are not limited to national and international events; inflation; consumer confidence; commodity prices; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State.
The Financial Plan is subject to various uncertainties and contingencies including, but not limited to wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund asset assumptions with respect to wages for State employees affecting the State's required pension fund contributions; the willingness and ability of the Federal government to provide the aid projected in the Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and ability of the State and its public authorities to issue securities successfully in public credit markets. Some of these issues are described in more detail herein. The projections and assumptions contained in the Financial Plan are subject to revisions which may result in substantial changes. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State's control, will be realized.
Important State revenue sources, including personal income, consumption, and business tax collections, may be adversely affected by the long-term impact of COVID-19 on a range of activities and behaviors, including commuting patterns, remote working and education, business activity, social gatherings, tourism, public transportation, and aviation. It is not possible to assess or forecast the effects of such changes, if any, at this time.
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For example, the COVID-19 pandemic has led to changes in the behavior of resident and nonresident taxpayers. Consistent with the growth in remote work arrangements, many residents and non-residents are no longer commuting into New York and instead are working remotely from home offices. However, under long-standing State policy, a nonresident working from home pays New York income taxes on wages from a New York employer unless that employer has established the nonresident’s home office as a bona fide office of the employer.
The COVID-19 pandemic has also led some New York residents to shelter in locations outside of the State. In addition, some taxpayers who previously resided in New York have permanently relocated during the pandemic
There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of nonrecurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.
In developing the Financial Plan, DOB attempts to mitigate financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs. Such resources include, but are not limited to, fund balances not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of can be no assurance that such resources will be enough to address risks that may materialize in a given fiscal year.
Budget Risks and Uncertainties: School Aid and Medicaid
The Financial Plan forecast assumes various transactions will occur as planned including, but not limited to receipt of certain payments from public authorities; receipt of revenue sharing payments under the Tribal-State Compacts; receipt of miscellaneous revenues at the levels set forth in the Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels currently projected and Federal approvals necessary to implement the Medicaid savings actions. Such assumptions, if they were not to materialize, could adversely impact the Financial Plan in the current year or future years, or both.
The Financial Plan also includes actions that affect spending reported on a State Operating Funds basis, including accounting and reporting changes. If these actions are not implemented or reported as planned, the annual spending change in State Operating Funds would increase above current estimates.
In developing the Financial Plan, DOB attempts to mitigate financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs. Such resources include, but are not limited to, fund balances that are not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of expenses. There can be no assurance that such financial resources will be enough to address risks that may materialize in a given fiscal year.
In FY 2012, the State enacted legislation intended to limit the year-to-year growth in the State’s two largest local assistance programs, School Aid and Medicaid. These limitations on spending growth are described below:
In FY 2012, the State enacted a School Aid growth cap that was intended to limit the growth in School Aid to the annual growth in State Personal Income, as calculated in the Personal Income Growth Index (PIGI). Beginning in FY 2021, the statutory PIGI for School Aid was amended to limit School Aid increases to no more than the average annual income growth over a ten-year period.
This change reduces volatility in allowable growth and aligns the School Aid cap with the statutory Medicaid cap. Prior to FY 2021, the PIGI generally relied on a one-year change in personal income.
In FYs 2014 through 2019, the authorized School Aid increases exceeded the indexed levels. In FYs 2020 and 2021, the authorized School Aid increase was within the indexed levels. The increase in School Aid for SY 2022 of $3.0 billion (11.3%) is well above the indexed PIGI growth rate of 4.3%. This $3.0 billion increase includes a $1.4 billion increase in Foundation Aid9 as part of a three-year phase-in of the formula. In SY 2023 and SY 2024, projected School Aid growth largely reflects a three-year phase-in of full funding of Foundation Aid. In SY 2025, School Aid is projected to increase consistent with the rate allowed under the personal income growth cap.
Approximately 85% of DOH State Funds Medicaid spending growth, is subject to the Global Cap. The Global Cap is calculated using the ten-year rolling average of the medical component of the Consumer Price Index (CPI) and thus allows for growth attributable to increasing costs, but not increasing utilization.
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The statutory provisions of the Global Cap grant the Commissioner of Health (the "Commissioner") certain powers to limit Medicaid disbursements to the level authorized by the Global Cap and allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Commissioner’s powers are intended to limit the annual growth rate to the levels set by the Global Cap for the then-current fiscal year, through actions which may include reducing reimbursement rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. Additional State share Medicaid spending, outside of the Global Cap, includes State costs for the takeover of Medicaid growth from local governments and reimbursement to providers for increased minimum wage costs. It should be further noted that General Fund Medicaid spending remains sensitive to revenue performance in the State’s HCRA fund that finances approximately one-quarter of DOH State-share Medicaid costs.
Since enactment of the Global Cap, the portion of State Funds Medicaid spending subject to the Global Cap has remained at or below indexed levels. However, in certain fiscal years DOH has taken management actions, including adjustments to the timing of Medicaid payments, consistent with contractual terms, to ensure compliance with the Global Cap.
Labor Agreements
The State is negotiating with unions whose contracts have expired, including the two largest unions, Public Employees Federation (PEF) and Civil Service Employees Association (CSEA). Once agreements are finalized any future costs will be reflected in future Financial Plan updates. In the past, agencies have been required to fund general salary increases within existing budgets through efficiencies and other savings initiatives.
Once agreements are finalized any future costs will be reflected in future Financial Plan updates. In the past, agencies have been required to fund general salary increases within existing budgets through efficiencies and other savings initiatives.
The Judiciary’s contracts with all 12 unions represented within its workforce have expired. This includes contracts with the CSEA; the New York State Supreme Court Officers Association, the New York State Court Officers Association, and the Court Clerks Association; and eight other unions.
Local Assistance Spending
Local assistance spending includes payments to local governments, school districts, health care providers, managed care organizations, and other entities, as well as financial assistance to, or on behalf of, individuals, families, and not-for-profit organizations. Local assistance comprises roughly two-thirds of State Operating Funds spending. School Aid and Medicaid account for roughly 70% of all local assistance spending. In FY 2021, the State withheld a percentage of local aid payments as a contingency measure. With certain exceptions, these withheld amounts were released for payment in March 2021. In most instances, the released payments were, or are expected to be processed in FY 2022, which affects annual spending growth
The FY 2022 Enacted Budget includes $29.5 billion for School Aid in school year (SY) 2022, representing an annual increase of nearly $3 billion (11.3%). This annual increase includes a school year basis Foundation Aid increase of $1.4 billion (7.6%), as part of a three-year phase-in of the Foundation Aid formula. In addition to State School Aid, schools will receive $13.0 billion of Federal resources via the Elementary and Secondary School Emergency Relief (ESSER) and Governor's Emergency Education Relief (GEER) funds allocated to public schools by the Coronavirus Response and Relief Supplemental Appropriations (CRRSA) Act and ARP. This funding, available for use over multiple years, is intended to help schools safely reopen for in person instruction, address learning loss, and respond to students' academic, social, and emotional needs due to the disruptions of the COVID-19 pandemic.
In both SY 2023 and SY 2024, growth in School Aid largely reflects the final two years of the three-year phase-in of full funding of the current Foundation Aid formula. The SY 2023 and SY 2024 projections also assume growth in expense-based aids under current law and additional aid to provide a minimum annual increase and extra support to high-need districts. In SY 2025, current projections of growth in School Aid reflect the ten-year average growth in State personal income (PIGI)
In addition to State School Aid, the Enacted Budget programs the $13.0 billion of Federal ESSER and GEER funds allocated to public schools by CRRSA and ARP. This funding, available for use over multiple years, will help schools safely reopen for in-person instruction, address learning loss, and respond to students' academic, social, and emotional needs due to the disruptions of the COVID-19 pandemic. Approximately $12.1 billion of these funds are allocated to school districts and charter schools, largely in proportion to their federal Title I award, with broad local discretion over the funds' use. The Budget also allocates $629 million of these funds to school districts as targeted grants to address learning loss through activities such as summer enrichment and comprehensive after-school programs. An additional $210 million is allocated towards the expansion of full-day prekindergarten programs for four-year-old children.
Debt Reform Act Limit
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The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Act limits the amount of new State-supported debt to 4% of State personal income, and new State supported debt service costs to 5% of All Funds receipts. The restrictions apply to State supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period for the period ending March 31, 2020.
State legislation enacted in connection with the FY 2021 and FY 2022 Enacted Budgets suspended certain provisions of the Debt Reform Act as part of the State response to the COVID-19 pandemic. Accordingly, any State-supported debt issued in FY 2021 and FY 2022 is not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. In addition, FY 2022 issuances undertaken by the State for MTA capital projects may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to Federal tax law limitations, and it is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA. Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act due to the suspension of the debt cap during FY 2021 and FY 2022.
Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to fluctuate from $11.8 billion in FY 2021 to a low point of $4.0 billion in FY 2026. This calculation excludes all State-supported debt issuances in FY 2021 and FY 2022 but includes the estimated impact of the COVID-19 pandemic on personal income calculations and of funding increased capital commitment levels with State bonds after FY 2022. The debt service on State-supported debt issued after April 1, 2000, and subject to the statutory cap is projected at $4.9 billion in FY 2022, or roughly $5.8 billion below the statutory debt service limit.
The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (“BEA”), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by nonresidents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.
Secured Hospital Program
The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by nonresidents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.
Three of the four remaining hospitals in the State’s Secured Hospital Program are in poor financial condition. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014. Since then the State has paid $182 million for debt service costs. DASNY estimates that the State will pay debt service costs of approximately $27 million in FY 2022, $22 million in both FY 2023 and FY 2024, $13 million in FY 2025, and $11 million in FY 2026. These amounts reflect all debt outstanding in the Secured Hospital Program and are based on the actual experience to date of the participants in the program. The State currently covers debt service costs for one hospital whose debt service obligation was discharged in bankruptcy, a second hospital which closed in 2010, and a third hospital that is currently delinquent in its payments. NY Downtown, the one hospital previously making all its debt service payments, retired its remaining outstanding bonds in February 2021.
Legislation enacted as part of the Enacted Budget authorizes the State to issue PIT or Sales Tax bonds to refund bonds issued under the Secured Hospital Program. Therefore, the State plans to refund the remaining Secured Hospital Program bonds in FY 2022, which will provide savings to the State.
Federal Issues
The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to, and recover from, severe weather events and other disasters. Many policies that drive this Federal aid may be subject to change under the Trump Administration and the new Congress. Current Federal aid projections, and the assumptions on which they rely, are subject to revision because of changes in Federal policy.
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The amount and composition of Federal funds received by the State have changed over time because of legislative and regulatory actions at the Federal level and will likely continue to change over the Financial Plan period. The Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Any reductions in Federal aid could have a materially adverse impact on the Financial Plan. Notable areas with potential for change include health care, human services, and infrastructure policy, as well as transportation. For example, the Fixing America’s Surface Transportation (FAST) Act is projected to provide $3.3 billion in highway and transit funding to the State and State transit authorities and is set to expire September 30, 2021. This funding will be at risk if the Federal government does not act to capitalize the Federal Highway Trust Fund and ensure an extension of current law or enact a new authorization prior to October 1, 2021.
The Federal government enacted the following legislation in response to the ongoing COVID-19 pandemic, including direct recipients such as individuals, hospitals, businesses, and school districts, along with the funds expected to flow through the State’s Financial Plan. The legislation includes: (i) CARES Act which provides aid for Federal agencies, individuals, businesses states, and localities, as well as $100 billion for hospitals and health care providers, to respond to the COVID-19 pandemic; (ii) the ARP of 2021 which provides aid for Federal agencies, individuals, businesses, states and localities, and others, to respond to the COVID-19 pandemic; (iii) the Families First Coronavirus Response Act which provides aid through paid sick leave, free testing, expanded food assistance and unemployment benefits, protections for health care workers, and increased Medicaid funding through the emergency 6.2% increase to the Medicaid FMAP during the public health emergency in response to the COVID-19 pandemic; (iv) the CRRSA Act of 2021 which provides funding for education, testing, tracing, vaccine distribution, unemployment assistance, small business programs, and housing; (v) the Paycheck Protection Program and Health Care Enhancement Act which provides funding for small business programs, and healthcare programs, including $75 billion for hospitals, health care providers, and testing and tracing activities; and (vi) the Coronavirus Preparedness and Response Supplemental Appropriations Act which provides emergency funding to respond to the COVID-19 pandemic, including support for vaccine development, the Public Health Emergency Preparedness program, and small businesses.
Together, the new laws are expected to drive approximately $2 trillion in aid to a wide range of recipients in the United States with approximately 90% of the total aid included in the CARES Act. Assistance to states through the CARES Act is generally restricted to specific purposes and includes the $150 billion in the Coronavirus Relief Fund ($5.1 billion State allocation) and the $30.75 billion Education Stabilization Fund ($1.1 billion State allocation). In addition, the Families First Coronavirus Response Act includes an emergency 6.2% increase to the Federal Medicaid Assistance Program during the public health emergency. This is estimated to provide the State with $1.45 billion in savings in FY 2021.
A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and State economies, financial markets, and intergovernmental aid payments. The specific effects on the Enacted Budget Financial Plan of a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default. A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.
Other Post-Employment Benefits
State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either NYSHIP or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (PAYGO) basis as required by law
The State Comptroller adopted Governmental Accounting Standards Board (GASB) Statement (GASBS) 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, for the State’s Basic Financial Statements for FY 2019. GASBS 75, which replaces GASBS 45 and GASBS 57, addresses accounting and financial reporting for OPEB that is provided to the employees of state and local governmental employers. GASBS 75 establishes standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service. Specifically, GASBS 75 now requires that the full liability be recognized.
The State’s total OPEB liability equals the employer's share of the actuarial determined present value of projected benefit payments attributed to past periods of employee service. The total OPEB obligation less any OPEB assets set aside in an OPEB trust or similar arrangement represents the net OPEB obligation.
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As reported in the State’s Basic Financial Statements for FY 2020, the total ending OPEB liability for FY 2020 was $63.9 billion ($51.1 billion for the State and $12.8 billion for SUNY). The total OPEB liability as of March 31, 2020 was measured as of March 31, 2019 and was determined using an actuarial valuation as of April 1, 2018, with update procedures used to roll forward the total OPEB liability to March 31, 2019. The total beginning OPEB liability for FY 2020 was $63.4 billion ($50.9 billion for the State and $12.5 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate is based on the Bond Buyer 20-year general obligation municipal bond index rate on March 31 (3.89% in FY 2019 and 3.79% in FY 2020). The total OPEB liability increased by $529 million (0.8%) during FY 2020.
Bond Market and Credit Ratings
Successful implementation of the Financial Plan is dependent on the State's ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. An inability of the State to sell bonds or notes at the level or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its Capital Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. The outbreak of COVID-19 in the United States temporarily disrupted the municipal bond market in 2020. In addition, future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, may affect the market for outstanding State-supported and State-related debt.
The major rating agencies -- Fitch, Kroll, Moody’s, and Standard & Poor’s -- have assigned the State general credit ratings of AA+, AA+, Aa2, and AA+, respectively. The COVID-19 pandemic has affected the State's credit outlook. On April 10, 2020, Fitch changed the State’s credit outlook from “stable” to “negative,” citing “the considerable economic and fiscal uncertainty faced by the state as it confronts the coronavirus pandemic.” On October 1, 2020, Moody’s downgraded the State’s credit rating from Aa1 to Aa2, citing the lasting economic consequences of the pandemic on the State, New York City, and the MTA. On December 11, 2020, Standard & Poor’s changed the State’s outlook from “stable” to “negative”, citing risks from “potentially weaker economic growth compared to the rest of the country, uncertainty surrounding continuing Federal aid, and contagion risk from financial and economic stress associated with the MTA and New York City.
Debt Limits, Ratings, and Outstanding Debt
As of March 31, 2021, State-related debt outstanding totaled $58.9 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.0% of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt
State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax (“PIT”) Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State has transitioned to using only three credits – General Obligation bonds, PIT Revenue Bonds, and Sales Tax Revenue Bonds.
State-related debt is a broader measure of State debt that includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by the Office of the State Comptroller (“OSC”) on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.
The State uses three primary bond programs, PIT Revenue Bonds, Sales Tax Revenue Bonds, and to a lesser extent General Obligation Bonds to finance capital spending. As of March 31, 2021, $43.7 billion of PIT Revenue Bonds were outstanding, $10.7 billion of Sales Tax Revenue Bonds were outstanding, and approximately $2.1 billion of General Obligation bonds were outstanding.
In 1990, legislation was enacted creating LGAC, a public benefit corporation, as part of a State fiscal reform program to eliminate “seasonal borrowing.” Prior to this legislation, certain State payments to local governments were funded through an annual issuance of general obligation TRANs that would mature in the same State fiscal year that they were issued. As part of the reform, LGAC was
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empowered to issue long-term obligations to fund the local payments, and was provided. with dedicated revenues equal to one cent of the State’s four cent sales and use tax in order to pay debt service on these bonds. Furthermore, the legislation eliminated all seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating any seasonal borrowing over time. No restrictions were placed upon the State’s ability to issue TRANs (issued in one year and maturing in the following year). The State last issued TRANs in this manner in 1992.
Legislation enacted in 2013 created a new Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing. Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs.
Debt issuances totaling $11.3 billion are planned to finance new capital spending and the proposed refinancing of New York City’s Sales Tax Asset Receivable Corporation's (STARC) bonds in FY 2022, an increase of $2.7 billion (30%) from FY 2021, excluding PIT notes for liquidity.
In FY 2018, all outstanding bonds secured by annual payments from tobacco manufacturers under the MSA were retired. In FY 2022, DOB expects to receive MSA payments totaling roughly $362 million. State law directs these payments be used to help defray costs of the State’s takeover of Medicaid costs for counties and New York City. Consistent with State law, the MSA payments are deposited directly to the Medicaid Payment Escrow Fund to offset the non-Federal share of annual Medicaid growth, formerly borne by local governments, which the State now pays on behalf of local governments. The deposit mechanism has no impact on overall Medicaid spending funded with State resources but reduces reported State-supported Medicaid spending accounted for in State Operating Funds. The table below shows total State spending adjusted for MSA offset.
As previously stated, as of March 31, 2021, State-related debt outstanding totaled $58.9 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.0% of New York personal income. The Debt Reform Act of 2000 limits the amount of new State supported debt issued since April 1, 2000. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and the State currently has no bonds outstanding with a remaining final maturity that is more than 30 years.
State Retirement Systems and Plan Amortization
The State and Local Retirement System (“NYSLRS”) provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate plans). State employees made up about 32% of the membership as of March 31, 2020. There were 2,962 other public employers participating in the System, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities. As of March 31, 2020, 673,336 persons were members of the System and 487,407 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired.”
NYSLRS reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased to $268.3 billion (including $139.7 billion for retirees and beneficiaries) as of April 1, 2020, up from $260.3 billion as of April 1, 2019. The net position restricted for pension benefits as of March 31, 2020 was $198.1 billion, (including $5.0 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), a decrease of $17.1 billion or 7.9% from the FY 2019 level of $215.2 billion. The decrease in net position restricted for pension benefits from FY 2019 to FY 2020 is primarily the result of the net depreciation of the fair value of the investment portfolio. the System’s audited Financial Statement reports a time-weighted investment rate of return of negative 2.7% (gross rate of return before the deduction of certain fees) for FY 2020.
The Enacted Budget authorized the State, as an amortizing employer, to prepay to NYSLRS the total amount of principal due for its annual amortization installment or installments for a given fiscal year prior to the expiration of a ten-year amortization period. Contributions to NYSLRS are provided by employers and employees. The total State payment (including Judiciary) due to NYSLRS for fiscal year 2021 was approximately $2.390 billion. The estimated total State payment (including Judiciary) due to NYSLRS for fiscal year 2022 is approximately $2.314 billion. Multiple prepayments (including interest credit) reduced this amount to $20 million.
Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year but results in higher costs overall when repaid with interest.
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The State and local governments are required to begin repayment on each new amortization in the fiscal year immediately following the year in which the amortization was initiated. The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by OSC. Legislation included in the FY 2017 Enacted Budget authorized the State to prepay a portion of remaining principal associated with an amortization, and then pay a lower recalculated interest installment in any subsequent year for which the principal has been prepaid. This option does not allow the State to delay the original ten-year repayment schedule, nor does it allow for the interest rate initially applied to the amortization amount to be modified.
Litigation
The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced Financial Plan. The State believes that the proposed Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Financial Plan. The disclosure below only includes litigation where the State deems the monetary claims against the State to be material or that involves significant challenges to or impacts on the State’s financial policies or practices. The State generally only deems a monetary claim to be material if it exceeds $100 million.
Public Authorities
For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Comprehensive Annual Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities’ issue bonds under two of the three primary State credits - PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.
The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.
There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangement for the redirection of local assistance payments, the State has no constitutional or statutory n to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.
Metropolitan Transportation Authority
In February 2021, MTA released its 2021 Adopted Budget and its Four-Year Financial Plan 2021–2024 (the “MTA Plan”) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area. The MTA Plan was prepared on the basis of data and projections available as of December 2020 and projected cash balances of $29 million in 2021, with deficits of $3,280 million in 2022, $2,346 million in 2023 and $2,225 million in 2024. Several highlights of the MTA Plan include cost saving actions with overtime, consulting contracts, and other non-personnel expenses, implementation of the Transformation Plan to streamline MTA internal processes, maintenance of prior plan investment, and a hold on projected fare/toll increases to 4% in 20212 and 2023.
The MTA Plan makes various assumptions that are subject to challenges and risks, including risks pertaining to (i) maintain cost reductions (ii) renegotiating the paratransit contract with the City of New York to achieve equitable cost sharing, (iii) reducing fare evasion losses, (iv) maintaining fiscal discipline over “controllable” overtime, (v) negotiating affordable labor contracts, and (v) responding to a developing economic environment from the Federal Emergency Management Agency.
The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 2 Broadway, New York, New York 10004, or by visiting the MTA website at www.mta.info.
New York City Economy
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The fiscal demands on the State may be affected by the fiscal condition of the City. The City relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.
The discussion that follows regarding the status of the City economy is based primarily on information published by OMB no later than April 26, 2021, and includes discussion of the February 2021 Financial Plan for fiscal years 2021–2025. All predictions and past performance information regarding the City economy contained in this subsection were made by OMB on or prior to that date, even though they may be stated in the present tense, and may no longer be accurate. All the risks to the national and State economies apply to the City economy. In conjunction with this summary of the City economy you should also review the “State Economy” subsection of this “Special Considerations Relating to New York” section of this SAI which presents DOB’s assessment of the national and State economy.
The U.S. economy is staging a rebound in the aftermath of a third wave of COVID-19 infections and a difficult spell of winter weather that hampered growth and led to a contraction of payrolls at the end of 2020. Since the start of the pandemic, Congress has authorized five Coronavirus relief and stimulus packages, with total appropriations surpassing a quarter of nominal GDP. Growth in 2021 will be augmented by the two most recent programs, the Coronavirus Response and Relief Supplemental Appropriations Act (“CRSSA”), signed at the end of 2020, and the American Rescue Plan (“ARP”), enacted at the beginning of 2021. Elevated federal transfers, high precautionary savings, and gains in asset prices have boosted household net worth, an unusual divergence from previous economic downturns that sets the stage for the normalization of spending. As a result, the pace of GDP growth is projected to remain above-average for the next two years before converging back to long-run trends.
After a winter slowdown, New York City’s economy has started to rebound in early 2021. Through March, the local labor market had recovered approximately 36% of the 910,000 jobs lost during the height of the COVID-19 pandemic in March and April last year. However, the pace of job growth has been far from uniform. The jump in new COVID-19 cases in the fourth quarter last year coincided with a weakening job market as uncertainty and tighter public health restrictions restrained activity. The labor market began to expand again in the first quarter 2021 as business restrictions were loosened and COVID-19 vaccines became more widely available. By March, the City had more than replaced the jobs lost during the winter lull and the unemployment rate began to decline again, dropping to 11.7% – the lowest level since the start of the pandemic. With the COVID-19 threat receding, job growth is forecast to average above 100,000 per quarter through the final three quarters of 2021 before dropping to an average pace of 39,000 per quarter in 2022. This results in an annual average growth of 3.7 and 6.8% in 2021 and 2022, respectively. This above-average employment growth will push total wage earnings higher. After contracting an estimated 4% in 2020, wage earnings are expected to rebound to 4.8% and 9.4% in 2021 and 2022 respectively.
On a sectoral level, the ongoing recovery has been uneven. By far, the leisure & hospitality sector has been the most volatile; after losing 298,400 jobs at the height of the pandemic, this sector has only recovered 26% of its losses as of March. Of the components, the accommodation & food services subsector regained 31% of its job cuts, while arts, entertainment & recreation recovered 13%. Leisure & hospitality employment is projected to accelerate, growing by 11% in 2021 and 31% in 2022 as restaurants and businesses reopen. However, given the severity of the contraction and weak tourism projections, the sector’s employment is expected to remain below pre-pandemic levels throughout the forecast horizon.
In contrast to leisure & hospitality, the construction sector’s recovery has been more rapid as real estate development recovered quickly. Despite employment falling by nearly half during the height of the pandemic, this sector has regained 65% of its job losses as of March. Construction employment is expected to increase sharply by 5.2% in 2021 and 4.9% in 2022.
Unlike the face-to-face service sectors, the office using sectors registered relatively mild contractions due to the ability to implement work-from-home arrangements.1 For example, employment in financial activities remained relatively stable through the current crisis compared to prior recessions. Job losses totaled 46,400 positions (a 10% decline) in the Financial Crisis and 61,600 positions (13%) in the 2001 recession. However, from February through July 2020, finance suffered only 25,900 job losses, corresponding to a 5% peak-to-trough decline. By March, financial activities recovered 15% of these job losses. OMB projects the recovery will continue throughout the forecast horizon, with jobs in this sector increasing by 0.8% in 2021 and 3.6% in 2022. Likewise, employment in the information sector, the smallest component of office-using employment, decreased by 33,600 jobs from February through June 2020, and the sector recovered a net 15,400 jobs (46%) through the following nine months. OMB forecasts job growth of 2% in 2021 and 6.2% in 2022, and headcount is expected to fully recover by 2023.
The largest component of office-using employment, professional & business services, shed 97,200 jobs from February through June 2020 and recouped 19,900 (20%) over the following nine months. However, over half of the pandemic job cuts stem from the administrative services subsector, which includes a sizeable share of temporary positions.2 Work-from-home and telecommuting arrangements affected this subsector because clerical work and cleaning services were temporally discontinued. However, as
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vaccinations become more widespread, anecdotal evidence suggests that many workers will return to their Manhattan offices this year. Financial giants such as Citigroup, JPMorgan, and Goldman Sachs are expected to bring workers back over the summer. Meanwhile, tech companies, which accounted for approximately a third of office leasing last year, have started planning to reopen offices on a limited basis. A survey of the city’s major employers conducted by the Partnership for New York City reveals that almost half of all Manhattan office employees will return to their offices by September.3 Overall, the professional & business services sector is projected to bounce back 7.6% in 2021 and reach pre-pandemic levels by the third quarter of that year.
Office demand is projected to remain modest throughout the forecast due to the slow return to in-office work and the continued use of telecommuting arrangements. According Cushman and Wakefield, Manhattan office leasing activity in 2020 totaled 12.8 million square feet (msf), a 63% decrease from 2019. As a consequence, the primary market vacancy rate rose to 15.7% in March, a 27-year high. New developments are expected to enter the market, putting upward pressure on vacancy rates. Some notable projects in the pipeline include several World Trade Center and Hudson Yards developments, as well as the Farley Post Office and 100 Pearl Street. As the demand for office space struggles to keep pace with new supply, primary vacancy rates are projected to rise to 16.7% in 2021 and 17.5% in 2022.
A sizeable amount of sublease space has entered the market, putting downward pressure on asking rents. In 2020, available sublease space totaled 19.3 msf — a 73% annual increase. Meanwhile, primary asking rents grew by only 0.5% in 2020 and fell 0.9% in the first quarter of 2021 on an annual basis. Primary market rents are expected to deteriorate 13.6% in 2021 with rents in Midtown dropping 14.6% and Downtown declining by 9.5%. Overall primary asking rents are expected to begin recovering in 2022 with a 0.7% rebound.
The City’s housing market, which contracted substantially in 2020 due to the turmoil created by the pandemic, is projected to rebound, aided by low mortgage rates. NYC Department of Finance data indicate sales in 2020 totaled 35,700—a 24% reduction from the prior year. All property types suffered from the downturn, with sales of condos, co-ops, and single-family homes each falling by over 20%. However, the latest data reveal signs of improvement – total transactions in the three-month period ending in February 2021 are down just 6% YoY, with this year’s data likely diminished by severe winter weather. NYC OMB forecasts total sales volume to rebound by 21.5% in 2021 due to low mortgage rates, price concessions, and pent-up demand.
Average housing prices declined 3.8% in 2020 from the prior year, particularly due to weakness in the higher-end market — condo prices fell 11.4%. Controlling for price variations due to compositional shifts, repeat-sales index data from StreetEasy – tracking activity in Manhattan, Queens and Brooklyn – reveal that prices fell 1.3% in 2020 for the sharpest decline since 2011. The buyers’ market continued into the current year, with the March price index down 4.2% on an annual basis, particularly due to price markdowns in Manhattan and Brooklyn.
According to the U.S. Census Bureau, NYC building permit filings led to the authorization of 19,610 new residential units in 2020, a 26% decline from a year ago. Brooklyn and Bronx were the main drivers of these new developments, accounting for 58% of the permits in 2020. Since then, permits have continued to decline, registering 4,071 in the first two months of this year, 18.6% lower than in the same year-ago period. The forecast projects permits to contract by nearly 8% in 2021 before starting to recover in 2022.
One of the hardest hit sectors during the pandemic was the global tourism industry. As one of the top international destinations prior to the recession, the course of the recovery in the City economy partially depends on the return of tourism and business travel. The latest data from Port Authority showed that total air passenger volume remained weak in November 2020, down 76% YoY. With international travel languishing, domestic travel has led a modest recovery. Domestic travelers accounted for 77% of all passengers arriving in New York City, up from a share of 67% in February 2020.
Many City attractions for leisure travelers remain shuttered or restricted. However, Broadway League President Charlotte St. Martin recently stated that some shows were ‘tentatively’ holding September dates for reopening or opening, with the possibility of even earlier performances. Meanwhile, some city theaters reopened on April 2 at a limited capacity and currently have testing or vaccination requirements in place. As widespread vaccinations enable venues and events to reopen, hotel occupancy rates are expected to rebound modestly to 65.3%, starting in the fourth quarter of 2021. However, given the uncertainty in leisure and business travel, occupancy rates are projected to remain below the pre-pandemic level through 2021.
Weak hotel demand constrains hotel room rates in the near-term. In addition, many hotels that were temporarily closed during the pandemic are expected to reopen over the next few quarters adding to the supply of available hotel rooms. As a result, OMB projects that room rates will remain weak this year before rebounding in the second half of 2022. However, rates remain below pre-pandemic levels throughout the forecast horizon.
The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting the City Office of Management and Budget, 255 Greenwich St., 8th Floor, New York, NY 10007.
New York City Financial Plan
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In February 2021, the OMB released the February 2021 Financial Plan for fiscal years 2021-2025. On April 26, 2021, the Mayor’s office released the Executive Budget for fiscal year 2021 (the “Executive Budget”). On June 5, 2021, the City Council adopted the Executive Budget with certain modifications (the “City Plan”). The City’s fiscal year end is at the end of June; the 2021 fiscal year will run from July 1, 2021, to June 30, 2022. The City Plan’s projected revenues and expenditures for the 2022 fiscal year are balanced, in accordance with GAAP (except for the application of GASB Statement No. 49, which prescribes the accounting treatment of pollution remediation costs). The budget totals approximately $92.3 billion. However, the Executive Budget projects gaps of $4.3 billion, $4.1 billion, and $4.2 billion for fiscal years 2023, 2024, and 2025, respectively. The Executive Budget estimates total revenues of approximately $100.6 billion for fiscal year 2021, $98.5 billion in 2022, $97.6 billion in 2023, $99.5 billion in 2024, and $100.9 billion in 2025. The Executive Budget’s projections for total expenditures for fiscal year 2021 is approximately $1.6 billion, $89.3 billion in 2022, $98.5 million in 2023, $103.2 billion in 2024, and $104.8 billion in 2025.
New York City Financing Program
Successful execution of the City Plan depends upon the City’s ability to market its securities successfully. The City financing program projects $53.0 billion of long-term borrowing for the period fiscal years 2021 through 2025 to support the current City capital program, excluding $981 million planned to be issued for education purposes through Building Aid Revenue Bonds (“BARB”). The portion of the capital program not financed by the New York City Municipal Water Finance Authority (“NYW” or the “Authority”) will be split between General Obligation (“GO”) bonds of the City and Future Tax Secured (“FTS”) bonds of the New York City Transitional Finance Authority (“TFA”). Given the TFA is near its statutory limit on BARB debt outstanding, the financing program reflects BARB issuance so as to remain under the limit.
The financing of the City capital program is split among GO, TFA FTS, NYW, and TFA BARB bond issuance. The City and TFA FTS expect to issue $21.2 billion and $23.6 billion, respectively, during the plan period. The City issuance supports 40% of the total, while TFA FTS issuance supports 45% of the total. NYW will issue approximately $8.2 billion.
The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The City Plan is also subject to a variety of other factors.
In addition to borrowing related capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA and the Dormitory Authority of the State of New York.
Other Localities
Historically, the State has provided unrestricted financial assistance to cities, counties, towns, and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more prevalent in recent years. Not included in the projections of the State’s receipts and disbursements for the State’s 2021 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.
Like the State, localities must respond to changing political, economic and financial influences that can affect adversely their financial condition. For example, the State or federal government may decrease (or, potentially, eliminate) funding of local programs, therefore requiring localities to pay those expenditures using their own funds. Furthermore, prior cash flow problems for the State have caused delays in State aid payments, which in some instances have necessitated short-term borrowing at the local level. Additional factors that have had, or could have, an impact on the fiscal condition of localities include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by localities and school districts of property, sales, and other taxes; and for certain communities, the substantial upfront costs for rebuilding and clean-up after a natural disaster.
Localities may face unanticipated problems as a result of pending litigation, judicial decisions and long-range economic trends. They also may require additional State assistance because of other large-scale potential problems, such as declining urban populations, reductions in the real property tax base, increasing expenditures, or the loss of skilled manufacturing jobs. Severe financial difficulties could jeopardize localities’ access to the public credit markets, which may impact negatively the marketability of notes and bonds issued by the localities within the State.
Portfolio Transactions
The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is
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advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.
The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager subject to obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager’s costs.
The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager and Other Service Providers.
Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager’s other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust. The tax-exempt securities market is typically a “dealer” market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer’s mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.
During the fiscal year ended March 31, 2021, the Fund did not direct brokerage transactions to obtain research, analysis, advice, and similar services.
Portfolio Turnover Rates
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.
The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Fund’s portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.
For the last two fiscal years ended March 31, the Fund’s portfolio turnover rates were as follows:
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2021	2020
19%	18%
The portfolio turnover for 2021 and 2020 would be 15% and 12%, respectively, of the average value of its portfolio with the exclusion of variable-rate demand notes, with long-term maturities and one- or seven-day demand features, or put options.
Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 46 portfolios, one of which is described in this SAI.
Under the Master Trust Agreement, the Board is authorized to create new portfolios in addition to those already existing without shareholder approval. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund.
The Fund is a series of the Trust and is diversified. The Fund formerly was a series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the Fund in October 1990, and was reorganized into the Trust in August 2006. The Fund offers three classes of shares, identified as Fund Shares, Institutional Shares, and Class A (formerly, Adviser Shares).
The Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of the Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
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Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, the Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
Converting from Class A Shares to Fund Shares or Institutional Shares: If you hold Class A shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Class A shares of the Fund to Fund Shares or Institutional Shares, as applicable.
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Fund's Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Certain Federal Income Tax Considerations
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017, and before January 1, 2026. The Tax Act makes changes to the tax rules affecting shareholders and the Funds, including various investments that the Fund may make. Investors are urged to consult their own tax advisors for more detailed information.
Taxation of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). If the Fund so qualifies, it will not be liable for federal income tax on its taxable net investment income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (or “QPTP”) (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) (a QPTP) (income requirement); (2) distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”). Furthermore, for the Fund to pay “exempt-interest dividends” (defined in the Fund's prospectus), at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax under Code section 103(a). The Fund intends to continue to satisfy these requirements.
If the Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirement and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions
36

that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of exempt-interest dividends and net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (“QDI”), which is subject to federal income tax at the lower rates for net capital gain (see below). In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. The Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
For federal income tax purposes, debt securities purchased by the Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as income earned by the Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. Accrued OID with respect to tax-exempt obligations generally will be excluded from the Fund’s taxable income, although that discount will be included in its gross income for purposes of the income requirement and will be added to the adjusted tax basis in those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the accrual amount of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.
The Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued OID, if any. The Fund intends to defer recognition of accrued market discount on a security until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.
The Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium on tax-exempt securities must be amortized to the maturity date, but no deduction is allowed for the premium amortization. For taxable securities, the premium may be amortized if the Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce the Fund’s adjusted tax basis in the security.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures the Fund derives with respect to its business of investing in securities will be treated as qualifying income under the income requirement.
Certain futures contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which the Fund invests—will be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.
Taxation of the Shareholders
Shareholders who are recipients of Social Security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund are includable in their “modified adjusted gross income” for purposes of determining the amount of those benefits, if any, that are required to be included in their gross income.
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If the Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, options, futures, other derivatives, securities of investment companies that pay distributions other than exempt-interest dividends, or otherwise under the circumstances described in the Fund's prospectus and this SAI) or engages in securities lending, the portion of any dividend the Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% and 20% maximum federal income tax rates on certain dividends applicable to individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its individual shareholders at those rates to the extent they are attributable to net capital gain. Under the Tax Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal income tax.
All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Fund invests primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of the Fund, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above. Any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If a shareholder receives an exempt-interest dividend with respect to any Fund share held for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of the amount of that dividend. Similarly, if a shareholder of the Fund receives a distribution of net capital gain and redeems or exchanges the Fund’s shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.
The Fund may invest in private activity bonds (“PABs”). Except as noted in the following sentence, interest on certain PABs is a tax preference item (a “Tax Preference Item”) for purposes of the federal alternative minimum tax (“AMT”), although that interest continues to be excludable from federal gross income. Bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs and the interest thereon thus will not be a Tax Preference Item. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Opinions relating to the validity of tax-exempt securities and the excludability of interest thereon from gross income for federal income tax purposes are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Fund's counsel makes any review of the basis for such opinions.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011, (“Covered Shares”) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, the Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
*  *  *  *  *
The foregoing discussion of certain federal tax considerations affecting the Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax
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consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Management of the Trust
The Board consists of nine Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of the Fund's shareholders. The Board periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by each of the Fund's service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Fund (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (the “Interested Trustees.”) Prior to July 2, 2021, Mr. Dan McNamara was deemed an “interested person” due to his previous position as Director of AMCO, the former investment adviser of the Funds. Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds. Mr. Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. Mr. Boyce, the Chairman of the Board, has been designated a Lead Independent Trustee. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Chairman and Lead Independent Trustee may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees in the absence of the Chairman. The Chairman and Lead Independent Trustee participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Chairman and Lead Independent Trustee will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Chairman and Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Fund's operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund's shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustees provide the Board with the Manager’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As a series of a registered investment company, the Fund is subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Fund. The Trustees delegate the day-to-day risk management of the Fund to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Fund through regular interactions with the Fund's external auditors and periodic presentations from the Manager.
The Board also participates in the Fund's risk oversight, in part, through the Fund's compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy
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of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Fund. The Fund's chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Fund and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Fund's risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustees and Officers
Set forth below are the Independent Trustees and the Interested Trustee, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders. The mailing address of the Trustees is 15935 La Cantera Parkway, San Antonio, TX 78256.
Independent Trustees
Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager.	46	Westhab, Inc., New York Theological Seminary
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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years.	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06).	46	None
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012
Trustee, President, and Vice Chairman of
USAA ETF Trust (6/17-6/19); President of
Financial Advice & Solutions Group
(FASG), USAA (02/13-03/21); Director of
USAA Asset Management Company
(AMCO), (08/11-06/19); Chairman of Board
of AMCO (04/13/-06/19); Director of USAA
Investment Services Company (ISCO)
(formerly USAA Investment Management
Company) (09/09-03/21); Chairman of
Board of ISCO (04/13-12/20); President and
Director of USAA Shareholder Account
Services (SAS) (10/09-06/19); Chairman of
Board of SAS (04/13/-06/19); Senior Vice
President of USAA Financial Planning
Services Insurance Agency, Inc. (FPS)
(04/11-03/21); Director and Vice Chairman
of FPS (12/13-03/21); President and Director
of USAA Investment Corporation (ICORP)
(03/10-03/21); Chairman of Board of ICORP
(12/13-03/21); Director of USAA Financial
Advisors, Inc. (FAI) (12/13-03/21);
Chairman of Board of FAI (3/15-03/21).
				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996.	46	None
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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017
Director, Elta North America
(01/18-present), which is a global leader in
the design, manufacture, and support of
innovative electronic systems in the ground,
maritime, airborne, and security domains for
the nation’s warfighters, security personnel,
and first responders; Managing Partner,
Pioneer Partnership Development Group
(12/15-present); Executive Director, The
Union League Club of New York
(06/14-11/15); Executive Vice President, Air
Force Association (08/12-05/14); Lieutenant
General, United States Air Force
(01/08-06/12). Lieutenant General Newton
(Ret.) served 34 years of active duty in the
United States Air Force. Lt. Gen. Newton
retired as the Assistant Vice Chief of Staff
and Director of Air Staff at the Headquarters
of the U.S. Air Force where he was
responsible for overseeing the administration
and organization of the Air Staff, which
develops policies, plans and programs,
establishes requirements, and provides
resources to support the Air Force’s mission.
Lt. Gen. Newton is a graduate of the
United States Air Force Academy, Webster
University, and The National War College.
				46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.
Interested Trustee
42

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
David C. Brown (May 1972)	Trustee	Trustee since July 2019
Chairman and Chief Executive Officer
(2013-present), Co-Chief Executive Officer,
(2011-2013), Victory Capital
Management Inc.; Chairman and Chief
Executive Officer (2013-present), Victory
Capital Holdings, Inc.
				46 portfolios within the Trust;41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Fund, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Fund and its shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Fund's shareholders.
The following summarizes the experience and qualifications of the Trustees.
•  Jefferson C. Boyce. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  David C. Brown. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.
•  Dawn M. Hawley. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  Robert L. Mason. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 24 years’ experience as a Board member of the USAA Mutual Funds.
•  Daniel S. McNamara. Mr. Dan McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
43

•  Paul L. McNamara. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over eight years’ experience as a Board member of the USAA Mutual Funds. Paul L. McNamara is of no relation to Daniel S. McNamara.
•  Richard Y. Newton, III. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over three years’ experience as a Board member of the USAA Mutual Funds.
•  Barbara B. Ostdiek. Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 13 years’ experience as a Board member of the USAA Mutual Funds.
•  John C. Walters. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk.
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.
Officers of the Trust
Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Chris Dyer (February 1962)	President	July 2019	Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present).
Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present); Senior Analyst, Fund Administration, Victory Capital Management Inc. (2005-2015).
James K. De Vries (April 1969)	Treasurer	March 2018
Executive Director, Victory Capital
Management Inc. (7/1/19-present); Executive
Director, Investment and Financial
Administration, USAA (2012-6/30/19);
Assistant Treasurer, USAA Mutual Funds
Trust (2013-2018). Mr. De Vries also serves
as the Funds’ Principal Financial Officer.

Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
44

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Fund in the USAA Mutual Funds. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: Audit and Compliance Committee, Product Management and Distribution Committee, Corporate Governance Committee, and Investments Committee. The duties of these four Committees and their membership are as follows:
•  Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee.
•  Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Fund offered by the Trust and the respective investment objectives and policies, as well as the Manager’s selection of subadvisers; oversees the distribution and marketing of the Fund; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Fund, including payments made by the Fund pursuant to the Trust’s 12b-1 Plan. The Product Management and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee.
•  Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee is comprised of all Independent Trustees, with Mr. P. McNamara serving as the chair of the Committee.
•  Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Fund; the performance and portfolio composition of the Fund; and the valuation and liquidity of the Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee.
During the Fund's most recent fiscal year ended March 31, 2021, the Board held meetings five times. The Audit and Compliance Committee held four meetings; the Product Management and Distribution Committee held four meetings; the Corporate Governance Committee held four meetings; and the Investments Committee held four meetings.
45

There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Mutual Funds overseen by the Trustees as of the calendar year ended December 31, 2020. As of June 30, 2021, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.

	USAA New York Bond Fund	USAA Mutual Fund Complex Total
Interested Trustee
David C. Brown	None	None
Independent Trustees
Jefferson C. Boyce	$10,001-$50,000	$50,001-$100,000
Dawn M. Hawley	None	Over $100,000
Robert L. Mason, Ph.D.	None	Over $100,000
Paul L. McNamara	None	Over $100,000
Daniel S. McNamara	None	Over $100,000
Richard Y. Newton III	None	$0-$10,000
Barbara B. Ostdiek, Ph.D.	None	$50,001-$100,000
John C. Walters	None	Over $100,000
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2021.

Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Mutual Funds (b)
Interested Trustee
David C. Brown	None (a)	None (a)
Independent Trustees
Jefferson C. Boyce	$7,274	$340,000
Dawn Hawley	$6,226	$291,000
Robert L. Mason, Ph.D.	$5,883	$275,000
Daniel S. McNamara	None (c)	None (c)
Paul L. McNamara	$6,140	$287,000
Richard Y. Newton III	$5,883	$275,000
Barbara B. Ostdiek, Ph.D.	$6,140	$287,000
John C. Walters	$6,140	$287,000
(a)
David C. Brown is affiliated with the Trust’s investment adviser, Victory Capital. Accordingly, he receives no remuneration from the Trust or any other fund of the USAA Mutual Fund Complex.
(b)
At March 31, 2021, the USAA Mutual Fund Complex consisted of one registered investment company offering 46 individual funds.
(c)
Effective July 2, 2021, Daniel S. McNamara became an Independent Trustee.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of June 30, 2021, there were no control persons of the Fund.
46

Principal Shareholders
As of June 30, 2021, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below.

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA New York Bond Fund Shares	CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO, CA 94104	20.48%	Record
USAA New York Bond Fund Shares	MAC & CO A/C PWMF1004002 ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	8.59%	Record
USAA New York Bond Fund Shares	TD AMERITRADE PO BOX 2226 OMAHA, NE 68103-2226	8.40%	Record
USAA New York Bond Fund Shares	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFITS OF ITS CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.88%	Record
USAA New York Bond Fund Institutional Shares	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 07086-6727	73.36%	Record
USAA New York Bond Fund Institutional Shares	CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO, CA 94104	16.20%	Record
USAA New York Bond Fund Class A	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFITS OF ITS CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310	91.09%	Record
USAA New York Bond Fund Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	8.91%	Record
1
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”
The Trust’s Manager and Other Service Providers
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of June 30, 2021, Victory Capital managed assets totaling in excess of $161.9 billion for numerous clients including large corporate and public retirement
47

plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Manager is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for the Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund.
For these services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Fund pays all other expenses incurred in its operations. Expenses for which the Fund is responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2022, for the Fund and will continue in effect from year to year thereafter for the Fund as long as it is approved at least annually (i) by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice and will automatically terminate in the event of its assignment (as defined by the 1940 Act).
The Manager has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed a certain amount for each Fund through at least June 30, 2023. The Manager is permitted to recoup any reimbursed expenses for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Funds’ Board of Trustees.
Prior to July 1, 2019, AMCO served as the investment adviser to the Fund. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Fund paid AMCO advisory fees as follows:
Fund	2020	2019
USAA New York Bond Fund	$ 210,137	$ 702,242
48

 For the fiscal year ended March 31, 2021, and for the period July 1, 2019 to March 31, 2020, the Fund paid advisory fees to Victory Capital as follows:
Fund	2021	2020
USAA New York Bond Fund	$ 831,212	$ 633,954
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. For the fiscal year ended March 31, 2021, Victory Capital reimbursed the Fund as follows:
Fund	2021
USAA New York Bond Fund	$ 7,503
The management fee is based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will add to or subtract from the base investment management fee depending upon the performance over the performance period of the relevant share class relative to the Lipper New York Municipal Debt Funds Index. Victory Capital will charge only the base fee (with no performance adjustments) for a period of 12 months following the effectiveness of the Advisory Agreement while Victory Capital develops a performance record for the applicable Funds.
The Fund offers multiple classes of shares, and the performance adjustment is determined on a class-by-class basis. In some circumstances, Victory Capital has agreed to waive certain expenses of the Fund, the impact of which may be to increase the performance of the Fund. Any corresponding increase in the performance of the Fund may contribute to a positive performance adjustment.
Computing the Performance Adjustment
For any month, the base investment management fee of the Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Fund's relevant Lipper Index. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
The performance period for the Fund consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:
49

	Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$ 263,568	$ 221,918	$ 193,868	$ 256,768	$ 180,268	$ 221,918
(a)
Average annual performance over a 36-month period
(b)
In basis points 1/100th of a percent
(c)
Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
The investment performance of the Fund Shares, Institutional Shares, and Class A shares is measured by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Lipper New York Municipal Debt Funds Index. Because the adjustment to the base investment management fee is based upon the share class performance compared to the investment record of its Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the share class performance is up or down per se, but whether it is up or down more or less than the record of its Lipper Index. Moreover, the comparative investment performance of the share class is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Fund. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board. Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semiannual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the Fund Shares and Class A shares of the average daily net assets of the Fund. With respect to the Institutional Shares, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets of the Fund.
In addition, the Fund may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration Agreement.
50

Prior to July 1, 2019, AMCO served as the Funds’ administrator under a separate agreement. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Fund paid administration and servicing fees to AMCO as follows. Information provided for Class A shares is that of the Adviser Shares, which were redesignated Class A shares on June 29, 2020.

Fund	2020	2019
USAA New York Bond Fund Shares	$ 84,015	$ 319,016
USAA New York Bond Fund Class A	$ 2,413	$ 9,061
For the fiscal year ended March 31, 2021, and for the period July 2019 to March 31, 2020, the Fund paid administration and servicing fees to Victory Capital as follows:
Fund	2021	2020
USAA New York Bond Fund Shares	$ 312,783	$ 252,955
USAA New York Bond Fund Institutional Shares	$ 1,918	–
USAA New York Bond Fund Class A	$ 9,711	$ 7,580
Sub-Administrator and Sub-Fund Accountant
Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), Victory Portfolios II (“VPII”), and Victory Variable Insurance Funds (“VVIF”), Victory Capital pays Citi a fee, computed daily and paid monthly, at the following annual rates: 0.011% of the first $50 billion of aggregate net assets of the Trust, VP, VPII, and VVIF net assets; plus 0.01% of aggregate net assets of Trust, VP, VPII, and VVIF net assets from $50 billion to $100 billion; plus 0.0085% of aggregate net assets of the Trust, VP, VPII, and VVIF net assets from $100 billion to $125 billion; plus 0.0065% of aggregate Trust, VP, VPII, and VVIF net assets in excess of $125 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. Additional fees apply for providing certain services relating to implementing the new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act. In addition, the Trust, VP, VPII, and VVIF reimburse Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.
The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, N-MFP, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, San Antonio, Texas 78256, an affiliate of the Manager, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.
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For its services under the Transfer Agency Agreement, the Fund Shares pays the Transfer Agent an annual fee of $25.50 per account, while the Institutional Shares and Class A shares pay the Transfer Agent a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets per account. These fees are subject to change at any time.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses specifically allocated to the Fund that are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third-party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third-party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, the Manager, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Manager, for exclusive underwriting and distribution of the Fund's shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Class A shares.
Compliance and Legal Services
In addition to the services provided under the Fund's Administration Agreement, AMCO also provided certain tax, compliance, and legal services for the benefit of the Fund. The Board has approved the reimbursement for certain of these expenses incurred by AMCO. Victory Capital became the investment adviser to the USAA Funds on July 1, 2019. For the fiscal year ended March 31, 2019, and the period of April 1, 2019, to June 30, 2019, the Fund reimbursed AMCO for tax, compliance, and legal services as follows:

Fund	2020	2019
USAA New York Bond Fund	$ 356	$ 1,640
Compliance Services
Effective July 1, 2019, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
The Fund paid Victory Capital for compliance services for the fiscal year ended March 31, 2021, and for the period of July 1, 2019 to March 31, 2020, as follows:
Fund	2021	2020
USAA New York Bond Fund	$ 1,403	$ 1,030
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Codes of Ethics
Each of the Trust, the Manager, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Manager Code of Ethics applies to all Access Personnel (the Manager’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Manager’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code of Ethics also requires all Access Personnel (and, in the Manager Code of Ethics, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
Distribution and Service Plans
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and the application of performance fee adjustments. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Rule 12b-1 Distribution and Service Plans
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act, as amended, with respect to Class A and Class C shares. Under the Rule 12b-1 Plan such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Class A and Class C shares of the Fund and relating (among other things) to:
•  compensation to the Payee and its employees;
• payment of the Payee’s expenses, including overhead and communication expenses;
• compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Class A shares;
• printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
• the preparation and distribution of sales literature and advertising materials;
• responding to inquiries from shareholders or their financial representatives requesting information regarding the USAA Mutual Funds; and
• responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The Distributor pays all or a portion of such fees to financial intermediaries that make the Class A and Class C shares available for investment by their customers and the Distributor may retain part of this fee as compensation for providing these services. If the fees received by the Distributor under the Rule 12b-1 Plan exceed its expenses, the Distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Class A or Class C shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Class A and Class C shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Class A or Class C shares to investors.
Class A Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Class A share class of the Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets to the Distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Class A shares and/or providing services to shareholders of Class A shares. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by a Class A share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. Financial Industry Regulatory Authority (“FINRA”) rules
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limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid.
Class C Rule 12b-1 Plan. Under the Rule 12b1- Plan, the Class C share class of the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Rule 12b-1 Plans. Prior to approving the Rule 12b-1 Plan, the Trustees considered various factors relating to the implementation of the Rule 12b-1 Plan and determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund, its Class A and Class C shares, and the shareholders of the Class A and Class C shares. Among other things, the Trustees noted that, to the extent the Rule 12b-1 Plan allows the Fund to sell Class A and Class C shares in markets to which it would not otherwise have access, the Rule 12b-1 Plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance the Fund's competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.
The plan is renewable from year to year with respect to the Class A and Class C share class of the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The Rule 12b-1 Plan may not be amended to increase materially the amount of fees paid by any Class A and Class C share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan is terminable with respect to any Fund’s Class A and Class C share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class. The Rule 12b-1 Plan requires that the Distributor provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Class A and Class C shares and the purposes for which such expenditures were made to the Trustees for their review.
For the fiscal year ended March 31, 2021, the Fund paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan as set forth in the table below.

Fund	2021
USAA New York Bond Fund Class A	$ 16,185
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Fund for the distribution and servicing of Class A shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of the Fund and for services to the shares of the Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Fund and payments for providing extra employee training and information relating to Fund; “listing” fees for the placement of the Fund on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Fund's shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Fund. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
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From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.
The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of the Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons. The amount of any payments is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund. In addition, certain financial intermediaries may have access to certain services from Manager or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds, which do not make such payments or which make lower such payments. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
USAA is a party to agreements with Victory Capital that provide compensation to USAA in connection with making referrals of USAA Members to the USAA Mutual Funds, the VictoryShares USAA ETF Funds, and the USAA 529 College Savings Plan managed by Victory Capital.
Portfolio Manager Disclosure
USAA INVESTMENTS, A Victory Capital Investment Franchise
Accounts Managed
The following table sets forth the accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2021.
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	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Regina Conklin	9 / $11,146.01	--	--	7 / $11,048.63	--	--
Andrew Hattman	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Lauren Spalten	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Conflicts of Interest
The Manager’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Manager has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Manager has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Manager’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Manager’s compliance program will achieve its intended result.

Portfolio Manager	Fund	Benchmark(s)
Regina Conklin	USAA New York Bond Fund	Lipper New York Municipal Debt Funds Index
Andrew Hattman	USAA New York Bond Fund	Lipper New York Municipal Debt Funds Index
Lauren Spalten	USAA New York Bond Fund	Lipper New York Municipal Debt Funds Index
Compensation
The Manager has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Manager’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Manager attract and retain high-quality investment professionals, and (3) contribute to the Manager’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Manager receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Manager monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Manager’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Manager’s other investment franchises may earn incentive compensation based on a percentage of the Manager’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Manager, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Manager’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
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The Manager’s portfolio managers may participate in the equity ownership plan of the Manager’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Portfolio Ownership: As of the fiscal year ended March 31, 2021, the portfolio managers beneficially owned shares of the Fund they managed as follows:

Portfolio Manager	Fund	Dollar Range
Regina Conklin	USAA New York Bond Fund	$10,001-$50,000
Andrew Hattman	USAA New York Bond Fund	None
Lauren Spalten	USAA New York Bond Fund	None
Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each USAA Mutual Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the USAA Mutual Funds, the general policy of the USAA Mutual Funds is not to disclose any portfolio holdings of the USAA Mutual Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e.,annual and semi annual reports) and Form N-PORT (i.e., fund portfolio holdings reports), and any portfolio holdings made available on the Fund’s website, VictoryFunds.com. This general policy shall not apply, however, in the following instances:
• Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
• Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
• As disclosed in this SAI; and
• As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the USAA Mutual Fund must have a legitimate business purpose for doing so, and neither the USAA Mutual Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the USAA Mutual Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, the USAA Mutual Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the USAA Mutual Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
The USAA Mutual Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. The USAA Mutual Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Markit); (7) financial statement service providers (e.g., Toppan Merrill and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks the USAA Mutual Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on VictoryFunds.com, must submit its request in writing to the USAA Mutual Funds’ Chief Compliance Officer (“CCO”), or USAA Mutual Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.
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The Fund intends to post its annual and semi annual reports and quarterly schedules of portfolio holdings on VictoryFunds.com (which typically occurs approximately 60 days after the end of each fiscal quarter). The Fund intends to post its quarterly portfolio holdings on VictoryFunds.com (which typically occurs approximately 15 calendar days after each calendar quarter and five days in the case of money market funds). In addition, the Fund intends to post its top 10 holdings on VictoryFunds.com 10 days following the end of each month. Monthly portfolio disclosures are filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.
Approximately 31 days after the end of each month, the Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after the Fund's top holdings are made available on VictoryFunds.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.
In order to address potential conflicts of interest between the interests of each USAA Mutual Fund’s shareholders, on the one hand, and the interests of the USAA Mutual Funds’ Manager, principal underwriter, or certain affiliated persons, on the other, the USAA Mutual Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each USAA Mutual Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Mutual Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
General Information
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 111 West Houston Street, Suite 1901, San Antonio, Texas 78205, is the independent registered public accounting firm for the Fund. In this capacity, the firm is responsible for the audit of the annual financial statement of the Fund.
Appendix A – Tax-Exempt Securities and their Ratings
Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.
The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in the Fund’s portfolio.
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1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are judged to be medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and typically are in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s State and Tax Exempt Notes
MIG-1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Commercial Paper
Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structures with moderate reliance on debt and ample asset protection.
• Broad margins in earning coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P Tax-Exempt Notes
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
S&P Commercial Paper
A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
17005-0821
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USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATIONAUGUST 1, 2021
USAA Virginia Bond Fund Shares (USVAX)
USAA Virginia Bond Fund Institutional Shares (UVAIX)
USAA Virginia Bond Fund Class A (UVABX)
USAA MUTUAL FUNDS TRUST (the “Trust”) is an open-end management investment company offering shares of 46 mutual funds, one of which is described in this Statement of Additional Information (“SAI”): This SAI is not a prospectus and contains information in addition to, and more detailed than, that set forth in the Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund and should be read in conjunction with the Fund’s prospectus. You may obtain a free copy of the prospectus dated August 1, 2021, for the Fund by writing to USAA Mutual Funds Trust, PO Box 182593, Columbus, OH 43218-2593, or by calling toll free (800) 235-8396. The prospectus provides the basic information you should know before investing in a Fund.
The financial statements of the Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended March 31, 2021, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

2	Valuation of Securities
3	Conditions of Purchase and Redemption
3	Additional Information Regarding Redemption of Shares
6	Investment Plans
7	Investment Policies
20	Investment Restrictions
21	Special Risk Considerations
25	Portfolio Transactions
27	Fund History and Description of Shares
28	Certain Federal Income Tax Considerations
31	Virginia Tax Considerations
31	Management of the Trust
39	Control Persons and Principal Shareholders
40	The Trust’s Manager and Other Service Providers
45	Distribution and Service Plans
48	Portfolio Manager Disclosure
49	Portfolio Holdings Disclosure
51	General Information
51	Appendix A – Tax-Exempt Securities and their Ratings
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Valuation of Securities
Victory Capital Management Inc. (“Victory Capital” or “Manager”) serves as the Manager of the Fund, and Victory Capital Services, Inc. (“VCS” or “Distributor”) serves as the distributor of the Fund's shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Manager”) served as the manager of the Fund and USAA Investment Management Company served as the distributor of the Fund's shares.
The Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees the Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and stale price monitoring.
The value of securities of the Fund is determined by one or more of the following methods:
Investments of the Fund generally are traded in the over-the-counter market and are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sale price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”) of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.
Investments in non-exchange traded open-end investment companies are valued at their NAV at the end of each business day. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date. Options are valued at the mean between the last bid and ask prices. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuation for such securities. Repurchase agreements are valued at cost.
In the event that price quotations or valuations are not readily available, are not reflective of market value or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
2

Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Transfer Agency Company d/b/a USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in the Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of the Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of the Fund may be offered to other investment companies that are structured as funds-of-funds, to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may, from time to time, own or control a significant percentage of the Fund’s shares. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase the Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of the Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, the Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of the Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause the Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for the Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although the Fund reserves the right to redeem some or all of its shares in kind by delivering securities from the Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating the Fund’s NAV. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior
3

written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.
For the mutual protection of the investor and the Fund, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Fund's Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “Affiliated Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
•  Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
• Purchases and sales pursuant to automatic investment or withdrawal plans;
• Purchases and sales made through USAA 529 College Savings PlanTM;
• Purchases and sales made in certain separately managed accounts in wrap fee programs;
• Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
• Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.
The Affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for
4

activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the Affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Purchasing Shares
Alternative Sales Arrangements — Class A.
Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.
Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.
The Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.
The methodology for calculating the NAV, dividends and distributions of the share classes of the Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.
Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fixed Income Funds.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Less than $100,000	2.25%	2.00%
$100,000 to $249,999	1.75%	1.50%
Over $250,000*	0.00%	0.00%
* There is no initial sales charge on purchases of $250,000 or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
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** Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
Sample Calculation of Maximum Offering Price
Class A shares of the Fixed Income Funds are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.
Fixed Income Funds
NAV per share	$ 10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$ 0.23
Per Share Offering Price to the Public	$ 10.23
Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Fund. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at VictoryFunds.com.
Automatic Purchase of Shares
Automatic Investment Plan – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the USAA Mutual Funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
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Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different USAA Mutual Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another USAA Mutual Fund.
This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions help replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
The redemption of shares of the Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Investment Policies
The sections captioned Investment Objective and More Information on theFund’s Investment Strategy in the Fund's prospectus describe the investment objective and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective. The Fund’s objective is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective of the Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Fund may be subject to. Unless described as a principal investment policy in the Fund’s prospectus, these represent the non-principal investment policies of the Fund.
Adjustable-Rate Securities
The Fund may invest in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security’s yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (sometimes referred to as “LIBOR”) or the SIFMA Municipal Swap Index Yield. The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for the Fund, the Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”). “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
The Fund, together with other funds of the Trust and Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds, participates in a 364 day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank).
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Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15% and, a renewal fee of 0.10%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities (“ABS”) and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
Cover
Transactions using certain derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover derivative instruments could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund
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cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. In certain situations, the Fund, the Manager, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Fund from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. The Fund and its shareholders could be negatively impacted as a result.
Derivatives
The Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund’s investment objective. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). The Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.
The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
The SEC recently voted to adopt Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”'). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, Rule 18f-4 would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. For funds that qualify as limited derivatives users, Rule 18f-4 requires a fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Fund remains uncertain, however, due to the compliance timeline within Rule 18f-4, it is unlikely that the Fund will be required to fully comply with the requirements until 2022.
Diversification
The Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development revenue bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.
Futures Contracts
The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund initially will be required to deposit with the Trust’s custodian or the futures
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commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Illiquid Securities
The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are generally those securities that a Fund cannot expect to sell or dispose of in the ordinary course of business within seven days or less at approximately the value ascribed to such securities. Municipal lease obligations and certain restricted securities may be determined to be liquid in accordance with the guidelines established by the Board.
Interfund Borrowing and Lending
The Fund is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s
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Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Inverse Floating Rate Securities
The Fund  may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities’ price volatility.
Lending of Securities
The Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets. The Fund may terminate a loan at any time.
LIBOR Discontinuation Risk
Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31,
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2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.
Limitations and Risks of Options and Futures Activity
The Fund may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of the Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Fund, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Fund and, in its management of the Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund's investment strategies. Although the Manager expects to be able to execute the Fund's investment strategies within the limitations, the Fund’s
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performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish and maintain a liquidity risk management program (“LRMP”). The Liquidity Rule defines “illiquid security” as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Municipal Lease Obligations (“MLOs”)
The Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Non-Investment-Grade Securities or “Junk Bonds”
The Fund may invest directly or indirectly in or hold “junk bonds” or non-investment-grade securities. Non-investment grade securities (i.e., BB or lower by S&P Global Ratings (“S&P”), or Ba or lower by Moody’s Investors Service Inc. (“Moody’s”) or, if unrated, deemed to be of comparable quality by the Manager) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment-grade bonds, sometimes referred to as “junk bonds,” usually are issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers. Under such conditions, the Fund may find it difficult to value its “junk bonds” accurately. The Fund’s investments in “junk bonds” also may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment-grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
Options on Futures Contracts
The Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the
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futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Periodic Auction Reset Bonds
The Fund may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Put Bonds
The Fund may invest in tax-exempt securities, including securities with variable interest rates, that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earliest put date, even though stated maturity is longer. For the Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Recent Market Conditions and Regulatory Developments
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may last for an extended period of time. The current pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior.
Governments and central banks have moved to limit these negative economic effects with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. The impact of infectious diseases may be greater in countries that do not move effectively to control them, which may occur for political reasons or because of a lack of health care or economic resources. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. Although promising vaccines have been released, it may be many months before vaccinations are sufficiently widespread to allow the restoration of full economic activity.
Many municipal issuers may suffer substantial declines in tax revenue because of the business and economic disruptions associated with the COVID-19 pandemic. Because this situation is relatively new and ongoing, it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent. In that event, to the extent a Fund has a bank deposit, holds a debt instrument with a negative interest rate, or invests its cash in a money market fund holding such instruments, the Fund would generate a negative return on that investment. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by government policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause
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investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, tariff “wars,” changes to some major international trade agreements and the potential for changes to others, and campaigns to “buy American,” could affect international trade and the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China have been very sensitive to the outlook for resolving the U.S.-China “trade war,” a trend that may continue in the future.
In December 2020, the United Kingdom (“UK”) and the European Union (“EU”) signed a Trade and Cooperation Agreement (“TCA”) to delineate the terms on which the UK left the EU. The TCA did little to address financial services and products provided by UK entities to customers in the EU, leaving the future of such services uncertain. Also left uncertain was the long-term future of the UK auto industry, which relies heavily on exports to the EU, although the TCA leaves a long period for issues to be resolved. New trading rules have disrupted the cross-border flow of products and supplies for many businesses; it remains to be seen whether these will be smoothed out with the passage of time or cause long-term damage to affected businesses.
Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. Over the past several years, the U.S. has moved away from tighter legislation and regulation impacting businesses and the financial services industry. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Fund and its service providers, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Climate Change. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. The new U.S. administration appears concerned about the climate change problem and may focus regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Repurchase Agreements
The Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund’s custodian or special “tri-party” custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The income from repurchase agreements will not qualify as “exempt-interest dividends” (see “Tax Considerations”) when distributed by the Fund.
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Section 4(a)(2) Commercial Paper and Rule 144A Securities
The Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
The Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities as a Result of Exchanges or Workouts
The Fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.
Securities of Other Investment Companies
The Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund’s investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.
The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, effective January 19, 2021, permits a portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions. The compliance date for Rule 12d1-4 and the rescission of the applicable exemptive orders and the withdrawal of the applicable noaction letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under the 1940 Act.
Swap Arrangements
The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
The Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security, which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or
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paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contact market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund’s portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund depends upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
The Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
The Fund may enter into credit default swap (CDS) contracts for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap in that the Fund would have to pay the buyer the full par (or other agreed upon) value of the referenced debt obligation even though such obligation went into default. As seller, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default. As buyer, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect the Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect the Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require the Fund to post margin
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on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of the Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
The Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.
Tax-Exempt Liquidity Protected Preferred Shares
The Fund may invest in tax-exempt liquidity protected preferred shares (“LPP shares”) (or similar securities). LPP shares are issued by municipal bond funds (funds that principally invest in tax-exempt securities) and are generally designed to pay “exempt-interest dividends” (see “Tax Considerations”) that reset on or about every seven days in a remarketing process. Under this process, the holder of an LPP share generally may elect to tender the share or hold the share for the next dividend period by notifying the remarketing agent in connection with the remarketing for that dividend period. If the holder does not make an election, the holder will continue to hold the share for the subsequent dividend period at the applicable dividend rate determined in the remarketing process for that period. LPP shares possess an unconditional obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the LPP shares plus accrued dividends, all LPP shares that are subject to sale and not remarketed.
The applicable dividend rate for each dividend period typically will be the dividend rate per year that the remarketing agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the LPP shares in such remarketing and tendered to it on the remarketing date. If the remarketing agent is unable to remarket all LPP shares tendered to it and the liquidity provider is required to purchase the shares, the applicable dividend rate may be different. The maturity of LPP shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements. LPP shares generally are issued by registered and unregistered pooled investment vehicles that use the proceeds to purchase medium- and long-term investments to seek higher yields and for other purposes.
LPP shares are subject to certain risks, including the following: since mid-February 2008, existing markets for remarketed and auction preferred securities generally have become illiquid and many investors have not been able to sell their securities through the regular remarketing or auction process. Although LPP shares provide liquidity protection through the liquidity provider, it is uncertain, particularly in the near term, whether there will be a revival of investor interest in purchasing securities sold through remarketings. There is also no assurance that a liquidity provider will be able to fulfill its obligation to purchase LPP shares subject to sell orders in remarketings that are not otherwise purchased because of insufficient clearing bids. If there are insufficient clearing bids in a remarketing and the liquidity provider is unable to meet its obligations to purchase the shares, the Fund may not be able to sell some or all of the LPP shares it holds. In addition, there is no assurance that the issuer of the LPP shares will be able to renew the agreement with the liquidity provider when its term has expired or that it will be able to enter into a comparable agreement with another suitable liquidity provider if such event occurs or if the liquidity agreement between the issuer and the liquidity provider is otherwise terminated.
Because of the nature of the market for LPP shares, the Fund may receive less than the price it paid for the shares if it sells (assuming it is able to do so) them outside of a remarketing, especially during periods when remarketing does not attract sufficient clearing bids or liquidity in remarketings is impaired and/or when market interest rates are rising. Furthermore, there can be no assurance that a secondary market will exist for LPP shares or that the Fund will be able to sell the shares it holds outside of the remarketings conducted by the designated remarketing agent at any given time.
A rating agency could downgrade the ratings of LPP shares held by the Fund or securities issued by a liquidity provider, which could adversely affect the liquidity or value in the secondary market of the LPP shares. It is also possible that an issuer of LPP shares may not earn sufficient income from its investments to pay dividends on the LPP shares. In addition, it is possible that the value of the issuer’s investment portfolio will decline due to, among other things, increases in long-term interest rates, downgrades or defaults on investments it holds and other market events, which would reduce the assets available to meet its obligations to holders of its LPP shares. In this connection, many issuers of LPP shares invest in non-investment grade bonds, also known as “junk bonds.” These securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for
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capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed and such defaults will reduce the value of the securities they issue. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
In addition, LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments. LPP shares currently are issued in reliance on guidance provided by the SEC and a notice (which all taxpayers may rely on for guidance) and a handful of private letter rulings (which may be relied on as precedent only by the taxpayer(s) to whom they are addressed) issued by the Internal Revenue Service ("IRS"). It is possible that the SEC and/or the IRS could issue new guidance or rules that supersede and nullify all or a portion of the current guidance, which could adversely impact the value and liquidity of the Fund’s investment in LPP shares, the tax treatment of investments in LPP shares, and/or the ability of the Fund to invest in LPP shares.
Temporary Defensive Policy
The Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments, including investments the interest on which is not exempt from federal and Virginia State income tax. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Variable-Rate and Floating-Rate Securities
The Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
The Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
When-Issued and Delayed-Delivery Securities
The Fund may invest in tax-exempt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund receives a commitment fee for delayed draws on loans. The Fund may sell these securities before the settlement date.
Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk
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that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, the Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on the Fund’s ability to meet its current obligations, to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. The Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
The Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, the Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities.
The Fund:
(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3) may not issue senior securities, except as permitted under the 1940 Act.
(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.
With respect to the Fund's concentration policy described above, the Fund applies that restriction to investments in a particular industry or group of industries. Additionally, during normal market conditions, at least 80% of the Fund’s annual income will be excludable from gross income for federal income tax purposes and also will be exempt from Virginia state income taxes; and at least 80% of the Fund’s net assets will consist of Virginia tax-exempt securities.
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Special Risk Considerations
A substantial portion of the Fund's investments consists of debt obligations issued to obtain funds for or on behalf of the Commonwealth of Virginia (the “Commonwealth” or “Virginia”) and its local governments and other public authorities (“Virginia Issues”). For this reason, the Fund may be affected by political, economic, regulatory, or other developments that constrain the taxing, revenue collecting, and/or spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, repay principal, or any premium. The following information constitutes only a brief summary of some of such developments and does not purport to be a complete description.
Information regarding the financial condition of Virginia is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the Commonwealth, as well as other publicly available documents such as the Commonwealth’s biannual budget and the Comprehensive Annual Financial Report. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the Commonwealth that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the Commonwealth.
Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia Issues. Virginia Issues may include debt obligations of political subdivisions of the Commonwealth issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets, and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, retirement, housing, and solid waste disposal facilities. Bonds issued for such private purposes are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors associated with Virginia and its political subdivisions discussed herein may not be relevant to certain of the Virginia Issues.
General Economic Conditions
The Commonwealth is divided into five distinct geographic regions. Approximately one-third of all land in Virginia is used for farming and other agricultural services. The variety of terrain, the location of the Commonwealth on the Atlantic Seaboard and the close proximity to the nation’s capital have had a significant influence on the development of the present economic structure of the Commonwealth.
The U.S. Census Bureau estimates Virginia’s population to be approximately 8.6 million as of April 1, 2020, approximately 2.6 percent of the United States total. Distributed throughout Virginia are smaller urban areas, most of which historically have been trade centers for the surrounding areas and continue to be so today. These communities have attracted many of the new manufacturing facilities locating in the Commonwealth in recent years. The remainder of the Commonwealth’s population lives in rural areas, including most of the towns and the remaining smaller cities.
Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. It is also one of the nation’s leading high-technology centers for computer software and telecommunications. In part because of its proximity to Washington, D.C., Virginia has a larger share of federal and military employees than most states. Over ten percent of Virginia’s workers are federal employees or active military. As a result, cuts in federal spending and federal budget sequestration will likely have a larger adverse impact in Virginia compared to other states.
Virginia’s GDP in 2020 was $551.8 billion, ranking it 13th in the United States. In 2020, the largest industry in Virginia (based on GDP) was finance, insurance, real estate, rental, and leasing and the second largest was professional and business services. The U.S. Bureau of Economic Analysis estimated per capita income of $59,657 in Virginia in 2019, ranking it 11th among states and greater than the national average of $56,490. The Commonwealth’s personal income grew by 3.2 percent during fiscal year 2019, compared to 4.9 percent in the prior fiscal year. However, it lagged behind the national level (3.8 percent), as it has for the past several fiscal years.
The world economy has experienced a shock due to the COVID-19 pandemic. On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. In connection with the COVID-19 pandemic, the Virginia Governor declared a state of emergency on March 12, 2020, for the Commonwealth and on March 13, 2020, the President of the United States declared a national state of emergency. The federal government and various state and local governments, as well as private entities and institutions have implemented a variety of different efforts aimed at mitigating the spread of COVID-19, including, but not limited to, travel restrictions, voluntary and mandatory quarantines, event postponement and cancellations, voluntary and mandatory work from home arrangements and facility closures. The impact of these various measures, as well as general concerns related to the global and national public health emergency and other contributing factors, have also resulted in significant volatility in the stock and credit markets, dislocations in the labor market and a general consensus that the global and national economies are distressed. COVID-19 is a significant event that has had, and will have, ongoing material effects on the finances and operations of the United States, including the Commonwealth.
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The responses to the COVID-19 pandemic ended the longest economic expansion in U.S. history. U.S. real GDP contracted by 4.8% on a seasonally adjusted annualized rate basis in the first quarter of 2020. During the first quarter of 2020, household consumption experienced its highest quarterly decline since 1980, reflecting the introduction of stay-at-home orders and business closures throughout the nation. In fiscal year 2020, Virginia’s economy contracted for the first time in 10 years as a result of the onset of the COVID-19 pandemic.
As of May 2021, the preliminary, seasonally adjusted unemployment rate in the Commonwealth was 4.5 percent, which was lower than the national rate of 5.8 percent and 4 percent lower than the Commonwealth’s 8.5 percent unemployment rate in May 2020. Though the May 2021 unemployment rates are slightly lower than they were the prior month, this labor market data reflects the significant impact of the COVID-19 pandemic.
At the end of fiscal year 2020, the nation’s economy saw gradual signs of improvement corresponding with easing of shutdown regulations, the gradual reopening of the economy and the stimulus effects of earlier federal government fiscal and monetary interventions. However, much economic uncertainly exists. Future improvement in the economy depends on the path of COVID-19 infection and the nation’s success in halting the virus by developing and deploying vaccines. Continued trade frictions with China and failure to deliver appropriate levels of federal fiscal relief provide other downside risks to the economy on the horizon. Regardless of the outcome, the COVID-19 pandemic is expected to have residual effects on economic activity for years to come due to modifications in consumer spending habits and structural changes spurred elsewhere in the economy. The ultimate extent and severity of these impacts remain unclear, as much will depend on the continued trajectory of the resolution of the public health crisis. It also remains unclear whether COVID-19 variants could prolong social distancing measures and inhibit effective vaccine dissemination, and whether people will feel comfortable resuming prior levels of spending and economic activity. In addition, certain historical information herein about the Commonwealth’s finances and operations predate the COVID-19 outbreak and should be considered in light of the possible or probably negative effects that the COVID-19 pandemic may have on the current and future finances and operations of the Commonwealth.
Future growth prospects may also be tied to progress on federal fiscal matters, including tax reform and infrastructure spending. For Virginia, federal budget deliberations and sequestration caps have particular importance because of the importance of federal hiring and procurement to its economy.
Commonwealth Budget
The Budget Bill for the 2020-22 biennium that begins on July 1, 2020, was signed into law on May 21, 2020 (the “2020 Appropriations Act”). The 2020 Appropriations Act estimated General Fund revenues and transfers of $48.9 billion and non-General Fund revenues of $94.3 billion for the two-year period, for total projected revenues of approximately $143.2 billion. The 2020 Appropriations Act allocated General Fund expenses of $48.2 billion and non-General Fund expenses of $90.8 billion, for total expenditures during the two-year period of approximately $139.1 billion. The Commonwealth’s budget is principally prepared on a cash basis.
In response to COVID-19, the 2020 Appropriations Act was revised in a special legislative session and amendments to the 2020 Appropriations Act were approved by the General Assembly on November 18, 2020 (the “November 2020 Amendments”). The November 2020 Amendments revised the two-year total projected revenues from $143.2 billion to $141.3 billion and revised the projected total expenditures during the two-year period from $139.1 billion to $137.5 billion. Further amendments to the 2020 Appropriations Act were approved by the General Assembly on April 7, 2021 (the “April 2021 Amendments”). The April 2021 Amendments revised the two-year total projected revenues from $141.3 billion to $143.1 billion and revised the projected total expenditures during the two-year period from $137.5 billion to $142.6 billion.
General Fund Balance
The Constitution of Virginia requires a balanced budget and limits the ability of the Commonwealth to create debt. General Fund revenues are available for payment of debt service obligations of the Commonwealth. Each fiscal year starts on July 1 and ends on June 30.
Fiscal Year 2020
The General Fund recognized higher total fund assets and deferred outflows of resources, as well as revenues and expenditures, and lower total fund liabilities and deferred inflows of resources in fiscal year 2020 when compared to the fiscal year 2019. General Fund revenues and other sources were more than expenditures and other uses by $725.3 million for fiscal year 2020. Total revenues increased by 2.1 percent and total expenditures increased by 3.2 percent from fiscal year 2019 to fiscal year 2020. Transfers to the General Fund decreased by 2.9 percent while transfers out increased by 6.0 percent from fiscal year 2019 to fiscal year 2020. The General Fund balance as of June 30, 2020, was $3.5 billion.
Fiscal Year 2019
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The General Fund recognized higher fund assets and deferred outflows of resources, as well as revenues, expenditures, liabilities and deferred inflows of resources in fiscal year 2019 when compared to the fiscal year 2018. General Fund revenues and net transfers exceeded expenditures by $1.0 billion for fiscal year 2019. Total revenues increased by 6.0 percent and total expenditures increased by 3.8 percent from fiscal year 2018 to fiscal year 2019. Transfers to the General Fund increased by 7.9 percent while transfers out increased by 6.7 percent from fiscal year 2018 to fiscal year 2019. The General Fund balance as of June 30, 2019, was $2.8 billion.
Fiscal Year 2018
The General Fund recognized higher fund assets and deferred outflows of resources, as well as revenues, expenditures, liabilities, and deferred inflows of resources in fiscal year 2018 when compared to the prior fiscal year. General Fund revenues and other sources were more than expenditures and other uses by $447.1 million for fiscal year 2017. Total revenues increased by 6.5 percent and total expenditures increased by 3.3 percent from fiscal year 2017 to fiscal year 2018. Transfers to the General Fund decreased by 3.8 percent while transfers out increased by 0.7 percent from fiscal year 2017 to fiscal year 2018. The General Fund balance as of June 30, 2018, was $1.8 billion.
Government-wide Financial Analysis
The primary government’s assets and deferred outflows of resources exceeded its liabilities and deferred inflows of resources by $31.8 billion during the 2020 fiscal year. The net position of the governmental activities increased $5.2 billion, or 20.8 percent, primarily due to increases in assets offset by increases in total liabilities and deferred inflows of resources. Business-type activities had a decrease of $695.9 million, or 28.1 percent, primarily due to a decrease in the Unemployment Compensation Fund.
The largest portion of the primary government’s net position reflects its investment in capital assets, less any related outstanding debt and deferred inflows of resources used to acquire those assets. These assets are recorded net of depreciation in the financial statements. The primary use of these capital assets is to provide services to citizens and therefore they are not available for future spending. Although the primary government’s investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.
Approximately 47.0 percent of the primary government’s total revenue came from taxes in fiscal year 2020. While the primary government’s expenses cover many services, the largest expenses are for education and individual and family services. General revenues normally fund governmental activities. For fiscal year 2020, program and general revenues exceeded governmental expenses by $148.7 billion.
Indebtedness of the Commonwealth
The Commonwealth is prohibited from issuing general obligation bonds for operating purposes. At the end of fiscal year 2020, total debt was equal to $48.6 billion. This debt included total tax-supported debt of $22.3 billion and total debt not supported by taxes of $26.3 billion. As of June 30, 2020, bonds backed by the full faith and credit of the government and that are tax-supported totaled $1.2 billion. Debt is considered tax-supported if Commonwealth tax revenues are used or pledged for debt service payments. An additional $933.3 million is considered moral obligation debt which is not tax-supported. The Commonwealth has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, the Commonwealth has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. The remainder of the Commonwealth’s debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds). During fiscal year 2020, the Commonwealth issued $5.4 billion of new debt for various projects. Of this new debt, $1.2 billion was for the primary government and $2.2 billion for the component units.
Article X, Section 9 of Virginia’s Constitution provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth’s full faith and credit is pledged and Section 9(d) provides for the issuance of debt that is not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections subject to appropriations by the General Assembly. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Certain authorities and institutions of the Commonwealth may also issue debt. In general, when the Commonwealth issues bonds to refund outstanding bonds issues pursuant to Section 9(b) or 9(c), the refunded bonds are considered paid for purposes of the constitutional limitations upon debt incurrence and issuance and the refunding bonds are counted in the computations of such limitations.
There are currently outstanding various types of 9(d) revenue bonds issued by authorities, political subdivisions and agencies to which the Commonwealth’s full faith and credit is not pledged. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects or other non-general fund revenues. As of June 30, 2020, the outstanding tax supported Section 9(d) bonds was $10.2 billion.
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Tax Supported Debt - General Obligation Bonds
Tax-supported debt of the Commonwealth includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues.
Section 9(a) bonds, which may be issued to fund the defense of the Commonwealth, to meet casual deficits in revenue or in anticipation of the collection of revenues, or to redeem previous debt obligations, are limited to 30 percent of 1.15 times annual tax revenues on income and retail sales. As of June 30, 2020, the debt limit for the Section 9(a) general obligation bonds was $7.1 billion, but there were no Section 9(a) general obligation bonds outstanding.
Section 9(b) bonds, which are authorized by the General Assembly and approved by voters through bond referenda to finance capital projects, are limited to 1.15 times the average of selected tax revenues on income and retail sales for the three immediately preceding fiscal years. As of June 30, 2020, the debt limit for the Section 9(b) general obligation bonds was $22.6 billion, and outstanding Section 9(b) general obligation bonds was $330.9 million.
Section 9(c) bonds, which are issued to finance capital projects that will generate revenue upon their completion, are limited to 1.15 times the average of selected tax revenues for the three immediately preceding fiscal years. As of June 30, 2020, the debt limit for the Section 9(c) general obligation bonds was $22.6 billion, and outstanding Section 9(c) general obligation bonds was $897.5 million.
Leases and Contracts
The Commonwealth is involved in numerous agreements to lease buildings, energy efficiency projects, and equipment. These lease agreements are for various terms, and each lease contains a non-appropriation clause indicating that continuation of the lease is subject to funding by the General Assembly. The present value of the net minimum lease payments was $35.3 million as of June 30, 2020.
The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of the agreements and the interest rates charged vary. In most cases, these agreements contain non-appropriation clauses indicating that continuation of the installment purchase obligations is subject to funding by the General Assembly. Installment purchase obligations (including principal and interest) was $216.2 million as of June 30, 2020.
Moral Obligation Debt
The Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are authorized to issue bonds secured in part by a moral obligation pledge of the Commonwealth. All three are designed to be self-supporting from their individual loan programs. The Commonwealth may fund deficiencies that may occur in debt service reserves for moral obligation debt. By the terms of the applicable statutes, the Governor is obligated to include the amount necessary to restore any such reported debt in the proposed budget, but the General Assembly is not legally required to make any appropriation for such purpose. As of June 30, 2020, the Virginia Housing Development Authority and the Virginia Public School Authority did not have any outstanding bonds secured by the moral obligation pledge. As of June 30, 2020, the Virginia Resources Authority had approximately $933.3 million in outstanding moral obligation debt.
Other Debt
There are several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies. A portion of this debt is additionally secured by a biennial contingent appropriation in the event available funds are less than the amount required to pay debt service. As of June 30, 2020, the total amount of debt that falls into this category was $15.4 billion.
Capital Assets
The primary government’s investment in capital assets for its governmental and business-type activities as of June 30, 2020, was $34.7 billion (net of accumulated depreciation totaling $16.1 billion). This investment in capital assets includes land, buildings, improvements, equipment, infrastructure, construction-in-progress, and intangible assets including water rights, easements, and software. Infrastructure assets are items that are normally immovable such as roads, bridges, drainage systems, and other similar assets. Increases in capital assets offset by increases in total liabilities and deferred inflows of resources resulted in an increase in net position of the governmental activities of $5.2 billion, or 20.8 percent. The increase in the primary government’s net investment in capital assets was primarily attributable to increases in infrastructure of $677.1 million. These changes are primarily attributable to transportation.
Ratings
As of June 2021, the general obligation bonds of the Commonwealth had a Standard & Poor’s rating of AAA, a Moody’s rating of Aaa, and a Fitch rating of AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or
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that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.
Other Factors
The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits.
Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolios of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.
With respect to Virginia Issues that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve additional risks not present in domestic investments. These risks include the fact that a foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.
When Virginia Issues are insured by a municipal bond insurer, there are certain risks that the bond insurance policy typically does not cover. Also, the capitalization of the various municipal bond insurers is not uniform and may expose the Fund to the credit risk of the insurer. If a municipal bond insurer of Virginia Issues must make payments pursuant to a bond insurance policy, such payments could be limited by, among other things, such companies’ capitalization and insurance regulatory authorities.
The rights of the holders of the Virginia Issues and the enforceability of the Virginia Issues and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights, in effect now or after the date of the issuance of Virginia Issues, and (2) principles of equity, whether considered at law or in equity.
Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by municipalities, limits the filing for relief under that chapter to municipalities that have been specifically authorized to do so under applicable state law. Bonds payable exclusively by private entities may be subject to the other provisions of the United States Bankruptcy Code.
There are risks in any investment program, and there is no assurance that the Fund will achieve its investment objective. Virginia Issues are subject to relative degrees of risk, including credit risk, market volatility, tax law change, and fluctuation of the return of the investment of the Virginia Issues’ proceeds. Credit risk relates to the issuer’s, pledgor’s, contributor’s, grantor’s, credit enhancer’s and/or guarantor’s ability to make timely payments of principal and interest and any premium. Furthermore, in revenue bond financings, the bonds may be payable exclusively from moneys derived from the fees, rents and other charges collected from the bond-financed project. Payment of principal, interest and any premium on the bonds by the issuer of Virginia Issues that are revenue bonds may be adversely affected if the collection of fees, rents and charges from the project is diminished. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt securities market and other market factors. Also, the Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the securities held by the Fund.
The ability of the Fund to achieve its investment objectives is dependent on the continuing ability of the issuers of Virginia Issues in which the Fund invests to meet their obligations for the payment of principal, interest, and premium when due.
Portfolio Transactions
The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.
The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager subject to obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and
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the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager’s costs.
The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager and Other Service Providers.
Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager’s other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust. The tax-exempt securities market is typically a “dealer” market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer’s mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.
During the fiscal year ended March 31, 2021, the Fund did not direct brokerage transactions to obtain research, analysis, advice, and similar services.
Portfolio Turnover Rates
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.
The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.
For the last two fiscal years ended March 31, the Fund’s portfolio turnover rates were as follows:

2021	2020
28%	24%
The portfolio turnover for 2021 and 2020 would be 12% and 9%, respectively, of the average value of its portfolio with the exclusion of variable-rate demand notes, with long-term maturities and one- or seven-day demand features, or put options.
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Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 46 portfolios, one of which is described in this SAI.
Under the Master Trust Agreement, the Board is authorized to create new portfolios in addition to those already existing without shareholder approval. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund.
The Fund is a series of the Trust and is diversified. The Fund formerly was a series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the Fund in October 1990, and was reorganized into the Trust in August 2006. The Fund offers three classes of shares, identified as Fund Shares, Institutional Shares, and Class A (formerly, Adviser Shares).
The Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of the Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, the Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
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Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of the Fund (e.g., you terminate participation in a discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
Converting from Class A Shares to Fund Shares or Institutional Shares: If you hold Class A shares of the Fund through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Class A shares of the Fund to Fund Shares or Institutional Shares, as applicable.
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Fund's Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Certain Federal Income Tax Considerations
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017, and before January 1, 2026. The Tax Act makes changes to the tax rules affecting shareholders and the Funds, including various investments that the Fund may make. Investors are urged to consult their own tax advisors for more detailed information.
Taxation of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). If the Fund so qualifies, it will not be liable for federal income tax on its taxable net investment income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (or “QPTP”) (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) (a QPTP) (income requirement); (2) distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”). Furthermore, for the Fund to pay “exempt-interest dividends” (defined in the Fund's prospectus), at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax under Code section 103(a). The Fund intends to continue to satisfy these requirements.
If the Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirement and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of exempt-interest dividends and net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (“QDI”), which is subject to federal income tax at the lower rates for net capital gain (see below). In the case of corporate shareholders that meet certain holding
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period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. The Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
For federal income tax purposes, debt securities purchased by the Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as income earned by the Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. Accrued OID with respect to tax-exempt obligations generally will be excluded from the Fund’s taxable income, although that discount will be included in its gross income for purposes of the income requirement and will be added to the adjusted tax basis in those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the accrual amount of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.
The Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued OID, if any. The Fund intends to defer recognition of accrued market discount on a security until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.
The Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium on tax-exempt securities must be amortized to the maturity date, but no deduction is allowed for the premium amortization. For taxable securities, the premium may be amortized if the Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce the Fund’s adjusted tax basis in the security.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures the Fund derives with respect to its business of investing in securities will be treated as qualifying income under the income requirement.
Certain futures contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which the Fund invests—will be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.
Taxation of the Shareholders
Shareholders who are recipients of Social Security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund are includable in their “modified adjusted gross income” for purposes of determining the amount of those benefits, if any, that are required to be included in their gross income.
If the Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, options, futures, other derivatives, securities of investment companies that pay distributions other than exempt-interest dividends, or otherwise under the circumstances described in the Fund's prospectus and this SAI) or engages in securities lending, the portion of any dividend the Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% and 20% maximum federal income tax rates on certain dividends applicable to individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to
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its individual shareholders at those rates to the extent they are attributable to net capital gain. Under the Tax Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal income tax.
All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Fund invests primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of the Fund, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above. Any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If a shareholder receives an exempt-interest dividend with respect to any Fund share held for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of the amount of that dividend. Similarly, if a shareholder of the Fund receives a distribution of net capital gain and redeems or exchanges the Fund’s shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.
The Fund may invest in private activity bonds (“PABs”). Except as noted in the following sentence, interest on certain PABs is a tax preference item (a “Tax Preference Item”) for purposes of the federal alternative minimum tax (“AMT”), although that interest continues to be excludable from federal gross income. Bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs and the interest thereon thus will not be a Tax Preference Item. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Opinions relating to the validity of tax-exempt securities and the excludability of interest thereon from gross income for federal income tax purposes are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Fund's counsel makes any review of the basis for such opinions.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011, (“Covered Shares”) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, the Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
*  *  *  *  *
The foregoing discussion of certain federal tax considerations affecting the Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
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Virginia Tax Considerations
As a regulated investment company, the Fund may distribute dividends (Virginia exempt-interest dividends) and capital gains (Virginia exempt-capital gains) that are exempt from the Virginia income tax to its shareholders if (1) at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is excluded from gross income for federal income tax purposes and (2) the Fund satisfies certain Virginia reporting requirements. The Fund intends to qualify and report under the above requirement so that it can distribute Virginia exempt-interest dividends and Virginia exempt-capital gains. If the Fund fails to so qualify or report, no part of its dividends or capital gains will be exempt from the Virginia income tax.
The portion of dividends constituting Virginia exempt-interest dividends is that portion derived from obligations of Virginia or its political subdivisions or instrumentalities or derived from obligations of the United States which pay interest excludable from Virginia taxable income under the laws of the United States. Dividends (1) paid by the Fund, (2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands or Guam) will be exempt from the Virginia income tax.
Capital gains of distributions will be Virginia exempt-capital gains to the extent derived from long-term capital gains from the sale or exchange by the Funds of obligations of the Commonwealth, any political subdivision or instrumentality of the Commonwealth, or the United States.
To the extent any portion of the dividends distributed to the shareholders by the Fund is derived from taxable interest for Virginia purposes or, as a general rule, net short-term gains, such portion will be taxable to the shareholders as ordinary income. Capital gains distributions, except to the extent attributable to Virginia exempt-capital gains, generally will be taxable as long-term capital gains to shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.
The foregoing is only a summary of some of the important Virginia income tax considerations generally affecting the Fund and its shareholders, and does not address any Virginia taxes other than income taxes. No attempt is made to present a detailed explanation of the Virginia income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Fund should consult their tax advisers with respect to the application of Virginia taxes to the receipt of the Fund’s dividends and other distributions and as to their own Virginia tax situation.
Management of the Trust
The Board consists of nine Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of the Fund's shareholders. The Board periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by each of the Fund's service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Fund (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (the “Interested Trustees.”) Prior to July 2, 2021, Mr. Dan McNamara was deemed an “interested person” due to his previous position as Director of AMCO, the former investment adviser of the Funds. Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds. Mr. Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. Mr. Boyce, the Chairman of the Board, has been designated a Lead Independent Trustee. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Chairman and Lead Independent Trustee may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees in the absence of the Chairman. The Chairman and Lead Independent Trustee participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Chairman and Lead Independent Trustee will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Chairman and Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. The
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Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Fund's operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund's shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustees provide the Board with the Manager’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As a series of a registered investment company, the Fund is subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Fund. The Trustees delegate the day-to-day risk management of the Fund to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Fund through regular interactions with the Fund's external auditors and periodic presentations from the Manager.
The Board also participates in the Fund's risk oversight, in part, through the Fund's compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Fund. The Fund's chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Fund and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Fund's risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Fund and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustees and Officers
Set forth below are the Independent Trustees and the Interested Trustee, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders. The mailing address of the Trustees is 15935 La Cantera Parkway, San Antonio, TX 78256.
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Independent Trustees
Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager.	46	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years.	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06).	46	None
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012
Trustee, President, and Vice Chairman of
USAA ETF Trust (6/17-6/19); President of
Financial Advice & Solutions Group
(FASG), USAA (02/13-03/21); Director of
USAA Asset Management Company
(AMCO), (08/11-06/19); Chairman of Board
of AMCO (04/13/-06/19); Director of USAA
Investment Services Company (ISCO)
(formerly USAA Investment Management
Company) (09/09-03/21); Chairman of
Board of ISCO (04/13-12/20); President and
Director of USAA Shareholder Account
Services (SAS) (10/09-06/19); Chairman of
Board of SAS (04/13/-06/19); Senior Vice
President of USAA Financial Planning
Services Insurance Agency, Inc. (FPS)
(04/11-03/21); Director and Vice Chairman
of FPS (12/13-03/21); President and Director
of USAA Investment Corporation (ICORP)
(03/10-03/21); Chairman of Board of ICORP
(12/13-03/21); Director of USAA Financial
Advisors, Inc. (FAI) (12/13-03/21);
Chairman of Board of FAI (3/15-03/21).
				46	None
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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996.	46	None
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017
Director, Elta North America
(01/18-present), which is a global leader in
the design, manufacture, and support of
innovative electronic systems in the ground,
maritime, airborne, and security domains for
the nation’s warfighters, security personnel,
and first responders; Managing Partner,
Pioneer Partnership Development Group
(12/15-present); Executive Director, The
Union League Club of New York
(06/14-11/15); Executive Vice President, Air
Force Association (08/12-05/14); Lieutenant
General, United States Air Force
(01/08-06/12). Lieutenant General Newton
(Ret.) served 34 years of active duty in the
United States Air Force. Lt. Gen. Newton
retired as the Assistant Vice Chief of Staff
and Director of Air Staff at the Headquarters
of the U.S. Air Force where he was
responsible for overseeing the administration
and organization of the Air Staff, which
develops policies, plans and programs,
establishes requirements, and provides
resources to support the Air Force’s mission.
Lt. Gen. Newton is a graduate of the
United States Air Force Academy, Webster
University, and The National War College.
				46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12).	46	None
34

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.
Interested Trustee
Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
David C. Brown (May 1972)	Trustee	Trustee since July 2019
Chairman and Chief Executive Officer
(2013-present), Co-Chief Executive Officer,
(2011-2013), Victory Capital
Management Inc.; Chairman and Chief
Executive Officer (2013-present), Victory
Capital Holdings, Inc.
				46 portfolios within the Trust;41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Fund, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Fund and its shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Fund's shareholders.
The following summarizes the experience and qualifications of the Trustees.
•  Jefferson C. Boyce. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience
35

in organizational development, marketing, product development, and money management as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  David C. Brown. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.
•  Dawn M. Hawley. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  Robert L. Mason. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 24 years’ experience as a Board member of the USAA Mutual Funds.
•  Daniel S. McNamara. Mr. Dan McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
•  Paul L. McNamara. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over eight years’ experience as a Board member of the USAA Mutual Funds. Paul L. McNamara is of no relation to Daniel S. McNamara.
•  Richard Y. Newton, III. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over three years’ experience as a Board member of the USAA Mutual Funds.
•  Barbara B. Ostdiek. Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 13 years’ experience as a Board member of the USAA Mutual Funds.
•  John C. Walters. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk.
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.
Officers of the Trust
Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Chris Dyer (February 1962)	President	July 2019	Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present).
Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present); Senior Analyst, Fund Administration, Victory Capital Management Inc. (2005-2015).
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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
James K. De Vries (April 1969)	Treasurer	March 2018
Executive Director, Victory Capital
Management Inc. (7/1/19-present); Executive
Director, Investment and Financial
Administration, USAA (2012-6/30/19);
Assistant Treasurer, USAA Mutual Funds
Trust (2013-2018). Mr. De Vries also serves
as the Funds’ Principal Financial Officer.

Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Fund in the USAA Mutual Funds. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: Audit and Compliance Committee, Product Management and Distribution Committee, Corporate Governance Committee, and Investments Committee. The duties of these four Committees and their membership are as follows:
•  Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee.
•  Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Fund offered by the Trust and the respective investment objectives and policies, as well as the Manager’s selection of subadvisers; oversees the distribution and marketing of the Fund; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Fund, including payments made by the Fund pursuant to the Trust’s 12b-1 Plan. The Product Management and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee.
•  Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee
37

is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee is comprised of all Independent Trustees, with Mr. P. McNamara serving as the chair of the Committee.
•  Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Fund; the performance and portfolio composition of the Fund; and the valuation and liquidity of the Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee.
During the Fund's most recent fiscal year ended March 31, 2021, the Board held meetings five times. The Audit and Compliance Committee held four meetings; the Product Management and Distribution Committee held four meetings; the Corporate Governance Committee held four meetings; and the Investments Committee held four meetings.
There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Mutual Funds overseen by the Trustees as of the calendar year ended December 31, 2020. As of June 30, 2021, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.

	USAA Virginia Bond Fund	USAA Mutual Fund Complex Total
Interested Trustee
David C. Brown	None	None
Independent Trustees
Jefferson C. Boyce	None	$50,001-$100,000
Dawn M. Hawley	None	Over $100,000
Robert L. Mason, Ph.D.	None	Over $100,000
Daniel S. McNamara	None	Over $100,000
Paul L. McNamara	None	Over $100,000
Richard Y. Newton III	None	$0-$10,000
Barbara B. Ostdiek, Ph.D.	None	$50,001-$100,000
John C. Walters	None	Over $100,000
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2021.
38

Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Mutual Funds (b)
Interested Trustee
David C. Brown	None (a)	None (a)
Independent Trustees
Jefferson C. Boyce	$7,274	$340,000
Dawn Hawley	$6,226	$291,000
Robert L. Mason, Ph.D.	$5,883	$275,000
Daniel S. McNamara	None (c)	None (c)
Paul L. McNamara	$6,140	$287,000
Richard Y. Newton III	$5,883	$275,000
Barbara B. Ostdiek, Ph.D.	$6,140	$287,000
John C. Walters	$6,140	$287,000
(a)
David C. Brown is affiliated with the Trust’s investment adviser, Victory Capital. Accordingly, he receives no remuneration from the Trust or any other fund of the USAA Mutual Fund Complex.
(b)
At March 31, 2021, the USAA Mutual Fund Complex consisted of one registered investment company offering 46 individual funds.
(c)
Effective July 2, 2021, Daniel S. McNamara became an Independent Trustee.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of June 30, 2021, there were no control persons of the Fund.
Principal Shareholders
As of June 30, 2021, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below.

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Virginia Bond Fund Shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105	32.19%	Record
USAA Virginia Bond Fund Institutional Shares	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	62.99%	Record
USAA Virginia Bond Fund Institutional Shares	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 07086-6727	21.78%	Record
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Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Virginia Bond Fund Institutional Shares	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO, CA 94105	6.68%	Record
USAA Virginia Bond Fund Class A	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFITS OF ITS CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	94.68%	Record
1
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”
The Trust’s Manager and Other Service Providers
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of June 30, 2021, Victory Capital managed assets totaling in excess of $161.9 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Manager is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for the Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund.
For these services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Fund pays all other expenses incurred in its operations. Expenses for which the Fund is responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross
40

negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2022, for the Fund and will continue in effect from year to year thereafter for the Fund as long as it is approved at least annually (i) by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice and will automatically terminate in the event of its assignment (as defined by the 1940 Act).
The Manager has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed a certain amount for each Fund through at least June 30, 2023. The Manager is permitted to recoup any reimbursed expenses for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Funds’ Board of Trustees.
Prior to July 1, 2019, AMCO served as the investment adviser to the Fund. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Fund paid AMCO advisory fees as follows:
Fund	2020	2019
USAA Virginia Bond Fund	$ 560,005	$ 2,487,320
For the fiscal year ended March 31, 2021, and for the period July 1, 2019 to March 31, 2020, the Fund paid advisory fees to Victory Capital as follows:
Fund	2021	2020
USAA Virginia Bond Fund	$ 2,157,719	$ 1,759,346
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Victory Capital reimbursed the Fund for the fiscal year ended March 31, 2021, and for the period of July 1, 2019, to March 31, 2020, as follows:
Fund	2021	2020
USAA Virginia Bond Fund	$ 14,763	$ 1,019
The management fee is based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will add to or subtract from the base investment management fee depending upon the performance over the performance period of the relevant share class relative to the Lipper Virginia Municipal Debt Funds Index. Victory Capital will charge only the base fee (with no performance adjustments) for a period of 12 months following the effectiveness of the Advisory Agreement while Victory Capital develops a performance record for the applicable Funds.
The Fund offers multiple classes of shares, and the performance adjustment is determined on a class-by-class basis. In some circumstances, Victory Capital has agreed to waive certain expenses of the Fund, the impact of which may be to increase the performance of the Fund. Any corresponding increase in the performance of the Fund may contribute to a positive performance adjustment.
Computing the Performance Adjustment
For any month, the base investment management fee of the Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Fund's relevant Lipper Index. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
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The performance period for the Fund consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

	Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$ 263,568	$ 221,918	$ 193,868	$ 256,768	$ 180,268	$ 221,918
(a)
Average annual performance over a 36-month period
(b)
In basis points 1/100th of a percent
(c)
Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
The investment performance of the Fund Shares, Institutional Shares, and Class A shares is measured by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Lipper Virginia Municipal Debt Funds Index. Because the adjustment to the base investment management fee is based upon the share class performance compared to the investment record of its Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the share class performance is up or down per se, but whether it is up or down more or less than the record of its Lipper Index. Moreover, the comparative investment performance of the share class is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Fund. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board. Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement.
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Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semiannual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the Fund Shares and Class A shares of the average daily net assets of the Fund. With respect to the Institutional Shares, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets of the Fund.
In addition, the Fund may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration Agreement.
Prior to July 1, 2019, AMCO served as the Funds’ administrator under a separate agreement. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Fund paid administration and servicing fees to AMCO as follows. Information provided for Class A shares is that of the Adviser Shares, which were redesignated Class A shares on June 29, 2020.

Fund	2020	2019
USAA Virginia Bond Fund Shares	$ 254,095	$ 987,065
USAA Virginia Bond Fund Class A shares	$ 7,284	$ 28,806
For the fiscal year ended March 31, 2021, and for the period July 2019 to March 31, 2020, the Fund paid administration and servicing fees to Victory Capital as follows:
Fund	2021	2020
USAA Virginia Bond Fund Shares	$ 1,056,830	$ 800,630
USAA Virginia Bond Fund Institutional Shares	$ 5,793	–
USAA Virginia Bond Fund Class A shares	$ 28,125	$ 22,586
Sub-Administrator and Sub-Fund Accountant
Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), Victory Portfolios II (“VPII”), and Victory Variable Insurance Funds (“VVIF”), Victory Capital pays Citi a fee, computed daily and paid monthly, at the following annual rates: 0.011% of the first $50 billion of aggregate net assets of the Trust, VP, VPII, and VVIF net assets; plus 0.01% of aggregate net assets of Trust, VP, VPII, and VVIF net assets from $50 billion to $100 billion; plus 0.0085% of aggregate net assets of the Trust, VP, VPII, and VVIF net assets from $100 billion to $125 billion; plus 0.0065% of aggregate Trust, VP, VPII, and VVIF net assets in excess of $125 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. Additional fees apply for providing certain services relating to implementing the new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act. In addition, the Trust, VP, VPII, and VVIF reimburse Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.
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The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, N-MFP, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, San Antonio, Texas 78256, an affiliate of the Manager, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.
For its services under the Transfer Agency Agreement, the Fund Shares pays the Transfer Agent an annual fee of $25.50 per account, while the Institutional Shares and Class A shares pay the Transfer Agent a fee computed daily and paid monthly at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets per account. These fees are subject to change at any time.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses specifically allocated to the Fund that are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third-party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third-party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, the Manager, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
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Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Manager, for exclusive underwriting and distribution of the Fund's shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Class A shares.
Compliance and Legal Services
In addition to the services provided under the Fund's Administration Agreement, AMCO also provided certain tax, compliance, and legal services for the benefit of the Fund. The Board has approved the reimbursement for certain of these expenses incurred by AMCO. Victory Capital became the investment adviser to the USAA Funds on July 1, 2019. For the fiscal year ended March 31, 2019, and the period of April 1, 2019, to June 30, 2019, the Fund reimbursed AMCO for tax, compliance, and legal services as follows:

Fund	2020	2019
USAA Virginia Bond Fund	$ 1,042	$ 4,945
Compliance Services
Effective July 1, 2019, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
The Fund paid Victory Capital for compliance services for the fiscal year ended March 31, 2021, and for the period of July 1, 2019 to March 31, 2020, as follows:
Fund	2021	2020
USAA Virginia Bond Fund	$ 4,704	$ 3,242
Codes of Ethics
Each of the Trust, the Manager, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Manager Code of Ethics applies to all Access Personnel (the Manager’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Manager’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code of Ethics also requires all Access Personnel (and, in the Manager Code of Ethics, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
Distribution and Service Plans
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and the application of performance fee adjustments. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
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Rule 12b-1 Distribution and Service Plans
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act, as amended, with respect to Class A and Class C shares. Under the Rule 12b-1 Plan such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Class A and Class C shares of the Fund and relating (among other things) to:
•  compensation to the Payee and its employees;
• payment of the Payee’s expenses, including overhead and communication expenses;
• compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Class A shares;
• printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
• the preparation and distribution of sales literature and advertising materials;
• responding to inquiries from shareholders or their financial representatives requesting information regarding the USAA Mutual Funds; and
• responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The Distributor pays all or a portion of such fees to financial intermediaries that make the Class A and Class C shares available for investment by their customers and the Distributor may retain part of this fee as compensation for providing these services. If the fees received by the Distributor under the Rule 12b-1 Plan exceed its expenses, the Distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Class A or Class C shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Class A and Class C shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Class A or Class C shares to investors.
Class A Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Class A share class of the Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets to the Distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Class A shares and/or providing services to shareholders of Class A shares. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by a Class A share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. Financial Industry Regulatory Authority (“FINRA”) rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid.
Class C Rule 12b-1 Plan. Under the Rule 12b1- Plan, the Class C share class of the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Rule 12b-1 Plans. Prior to approving the Rule 12b-1 Plan, the Trustees considered various factors relating to the implementation of the Rule 12b-1 Plan and determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund, its Class A and Class C shares, and the shareholders of the Class A and Class C shares. Among other things, the Trustees noted that, to the extent the Rule 12b-1 Plan allows the Fund to sell Class A and Class C shares in markets to which it would not otherwise have access, the Rule 12b-1 Plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance the Fund's competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.
The plan is renewable from year to year with respect to the Class A and Class C share class of the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at
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a meeting called for the purpose of voting on such approval. The Rule 12b-1 Plan may not be amended to increase materially the amount of fees paid by any Class A and Class C share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan is terminable with respect to any Fund’s Class A and Class C share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class. The Rule 12b-1 Plan requires that the Distributor provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Class A and Class C shares and the purposes for which such expenditures were made to the Trustees for their review.
For the fiscal year ended March 31, 2021, the Fund paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan as set forth in the table below.

Fund	2021
USAA Virginia Bond Fund Class A	$ 46,874
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Fund for the distribution and servicing of Class A shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of the Fund and for services to the shares of the Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Fund and payments for providing extra employee training and information relating to Fund; “listing” fees for the placement of the Fund on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Fund's shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Fund. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.
The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of the Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various
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contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons. The amount of any payments is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund. In addition, certain financial intermediaries may have access to certain services from Manager or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds, which do not make such payments or which make lower such payments. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
USAA is a party to agreements with Victory Capital that provide compensation to USAA in connection with making referrals of USAA Members to the USAA Mutual Funds, the VictoryShares USAA ETF Funds, and the USAA 529 College Savings Plan managed by Victory Capital.
Portfolio Manager Disclosure
USAA INVESTMENTS, A Victory Capital Investment Franchise
Accounts Managed
The following table sets forth the accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Regina Conklin	9 / $11,146.01	--	--	7 / $11,048.63	--	--
Andrew Hattman	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Lauren Spalten	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Conflicts of Interest
The Manager’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Manager has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Manager has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities
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are focused on monitoring the activities of the Manager’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Manager’s compliance program will achieve its intended result.

Portfolio Manager	Fund	Benchmark(s)
Regina Conklin	USAA Virginia Bond Fund	Lipper Virginia Municipal Debt Funds Index
Andrew Hattman	USAA Virginia Bond Fund	Lipper Virginia Municipal Debt Funds Index
Lauren Spalten	USAA Virginia Bond Fund	Lipper Virginia Municipal Debt Funds Index
Compensation
The Manager has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Manager’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Manager attract and retain high-quality investment professionals, and (3) contribute to the Manager’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Manager receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Manager monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Manager’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Manager’s other investment franchises may earn incentive compensation based on a percentage of the Manager’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Manager, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Manager’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
The Manager’s portfolio managers may participate in the equity ownership plan of the Manager’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Portfolio Ownership: As of the fiscal year ended March 31, 2021, the portfolio managers beneficially owned shares of the Fund they managed as follows:

Portfolio Manager	Fund	Dollar Range
Regina Conklin	USAA Virginia Bond Fund	None
Andrew Hattman	USAA Virginia Bond Fund	None
Lauren Spalten	USAA Virginia Bond Fund	None
Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each USAA Mutual Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the USAA Mutual Funds, the general policy of the USAA Mutual Funds is not to disclose any portfolio holdings of the USAA Mutual Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e.,annual and semi annual reports) and Form N-PORT (i.e., fund portfolio holdings reports), and any portfolio holdings made available on the Fund’s website, VictoryFunds.com. This general policy shall not apply, however, in the following instances:
• Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
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• Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
• As disclosed in this SAI; and
• As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the USAA Mutual Fund must have a legitimate business purpose for doing so, and neither the USAA Mutual Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the USAA Mutual Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, the USAA Mutual Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the USAA Mutual Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
The USAA Mutual Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. The USAA Mutual Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Markit); (7) financial statement service providers (e.g., Toppan Merrill and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks the USAA Mutual Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on VictoryFunds.com, must submit its request in writing to the USAA Mutual Funds’ Chief Compliance Officer (“CCO”), or USAA Mutual Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.
The Fund intends to post its annual and semi annual reports and quarterly schedules of portfolio holdings on VictoryFunds.com (which typically occurs approximately 60 days after the end of each fiscal quarter). The Fund intends to post its quarterly portfolio holdings on VictoryFunds.com (which typically occurs approximately 15 calendar days after each calendar quarter and five days in the case of money market funds). In addition, the Fund intends to post its top 10 holdings on VictoryFunds.com 10 days following the end of each month. Monthly portfolio disclosures are filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.
Approximately 31 days after the end of each month, the Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after the Fund's top holdings are made available on VictoryFunds.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.
In order to address potential conflicts of interest between the interests of each USAA Mutual Fund’s shareholders, on the one hand, and the interests of the USAA Mutual Funds’ Manager, principal underwriter, or certain affiliated persons, on the other, the USAA Mutual Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each USAA Mutual Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Mutual Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
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General Information
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 111 West Houston Street, Suite 1901, San Antonio, Texas 78205, is the independent registered public accounting firm for the Fund. In this capacity, the firm is responsible for the audit of the annual financial statement of the Fund.
Appendix A – Tax-Exempt Securities and their Ratings
Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.
The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in the Fund’s portfolio.
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are judged to be medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
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C	Obligations rated C are the lowest rated and typically are in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
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2. Short-Term Debt Ratings:
Moody’s State and Tax Exempt Notes
MIG-1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Commercial Paper
Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structures with moderate reliance on debt and ample asset protection.
• Broad margins in earning coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P Tax-Exempt Notes
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
S&P Commercial Paper
A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

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A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
17004-0821
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USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATIONAUGUST 1, 2021
USAA Global Equity Income Fund Shares (UGEIX)
USAA Global Equity Income Fund Institutional Shares (UIGEX)
USAA Target Managed Allocation Fund (UTMAX)
USAA MUTUAL FUNDS TRUST (the “Trust”) is an open-end management investment company offering shares of 46 mutual funds, two of which are described in this statement of additional information (“SAI”). This SAI is not a prospectus and contains information in addition to, and more detailed than, that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus. You may obtain a free copy of the prospectus dated August 1, 2021, for each Fund by writing to USAA Mutual Funds Trust, PO Box 182593, Columbus, OH 43218-2593, or by calling toll free (800) 235-8396. The prospectus provides the basic information you should know before investing in a Fund.
The financial statement for each Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended March 31, 2021, are included in the respective Fund’s annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

2	Valuation of Securities
3	Conditions of Purchase and Redemption
3	Additional Information Regarding Redemption of Shares
5	Investment Plans
6	Investment Policies
34	Investment Restrictions
34	Portfolio Transactions
37	Fund History and Description of Shares
38	Tax Considerations
42	Management of the Trust
49	Control Persons and Principal Shareholders
50	The Trust’s Manager and Other Service Providers
56	Proxy Voting Policies and Procedures
58	Distribution and Service Plans
60	Portfolio Manager Disclosure
61	Portfolio Holdings Disclosure
63	General Information
63	Appendix A – Long-Term and Short-Term Debt Ratings
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Valuation of Securities
Victory Capital Management Inc. (“Victory Capital” or “Manager”) serves as the Manager of the Funds, and Victory Capital Services, Inc. (“VCS” or “Distributor”) serves as the distributor of the Funds' shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Manager”) served as the manager of the Funds and USAA Investment Management Company served as the distributor of the Funds' shares.
A Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees each Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by each Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and stale price monitoring.
The value of securities of each Fund is determined by one or more of the following methods:
Equity securities, including exchange-traded funds (ETFs), exchange traded notes (ETNs), and equity linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the closing bid price generally is used for U.S. listed equities and the average of the bid and ask prices generally is used for foreign listed equities.
Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not need to be reflected in the value of a Fund’s foreign securities. However, the Manager will monitor for events that would materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the Service) approved by the Board. The Service uses evaluated bid or the last sales price to value a security when, in the Service’s judgment, these prices are readily available and are representative of the security’s market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which
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the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuations for such securities. Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date. Options are valued at the mean between the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are considered not reflective of market value or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Transfer Agency Company d/b/a USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of a Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of the Funds may be offered to other investment companies that are structured as funds-of-funds, to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may, from time to time, own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund.
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These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although each Fund reserves the right to redeem some or all of its shares in kind by delivering securities from a Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating the Fund’s NAV. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.
For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “Affiliated Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
•  Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
• Purchases and sales pursuant to automatic investment or withdrawal plans;
• Purchases and sales made through USAA 529 College Savings PlanTM;
• Purchases and sales made in certain separately managed accounts in wrap fee programs;
• Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
4

• Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to a Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.
The Affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the Affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at VictoryFunds.com.
Automatic Purchase of Shares
Automatic Investment Plan – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the USAA Mutual Funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
5

Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different USAA Mutual Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another USAA Mutual Fund.
This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions help replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
Each redemption of shares of a Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Tax-Deferred Retirement Plans
Federal tax on distributions may be deferred if you hold shares of a Fund through certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of individual retirement accounts (“IRAs”). You may make investments in one or any combination of the Funds described in the prospectuses of the Trust (excluding any Fund that distributes tax-exempt-interest dividends).
Applications for the IRA and 403(b)(7) programs should be sent directly to Victory Capital Transfer Agency, Inc., P.O. Box 182593, Columbus, OH 43218-2593. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.
An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.
You may obtain detailed information about the accounts from the Manager. Each employer or individual establishing a tax-deferred retirement account also is advised to consult with a tax adviser before establishing the account.
Investment Policies
The sections captioned Investment Objective and More Information on aFund’s Investment Strategy in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Funds may be subject to. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.
Adjustable-Rate Securities
Each Fund, may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, the London Interbank Offered Rate (“LIBOR”), or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.
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Asset-Backed Commercial Paper
Each Fund may invest in asset–backed commercial paper, which is a short-term investment vehicle with a maturity that typically is between 90 and 180 days. The security itself typically is issued by a bank or other financial institution. The notes are backed by physical assets, such as trade receivables, and generally are used for short-term financing needs. A company or group of companies looking to enhance liquidity may sell receivables to a bank or other conduit, which, in turn, will issue them to its investors as commercial paper. The commercial paper is backed by the expected cash inflows from the receivables. As the receivables are collected, the originators are expected to pass the funds to the bank or conduit, which then passes these funds on to the note holders. Investments in asset-backed commercial paper are subject to the risk that insufficient proceeds from the expected cash flows of the contributed receivables are available to repay the commercial paper.
Asset-Backed Securities
Each Fund, may invest in asset-backed securities (“ABS”). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the Funds, such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS also may be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.
The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is ensured by payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
On occasion, the pool of assets also may include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.
ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the ABS. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Bonds
Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage-backed securities and ABS are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk generally is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.
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Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”). “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
Each Fund, together with other funds of the Trust and Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds, participates in a 364 day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15% and, a renewal fee of 0.10%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities (“ABS”) and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
Certificates of Deposit and Bankers’ Acceptances
Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
To the extent a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks
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include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry. Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.
Commercial Paper
Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligation.
Commodity-Linked Notes
Each Fund may invest in commodity-linked notes, which are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.
Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They also can generate tax risks.
Convertible Securities
Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a
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convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The convertible securities in which the Funds invest may be rated below investment grade as determined by Moody’s Investors Service Inc. or S&P Global Ratings (“S&P”), or unrated but judged by the Manager to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. A Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.
Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover derivative instruments could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect each Fund or its shareholders. In certain situations, the Funds, the Manager, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Funds from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. Each Fund and its shareholders could be negatively impacted as a result.
Derivatives
Each Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund’s investment objective. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). Each Fund also may use
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strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.
The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
The SEC recently voted to adopt Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”'). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, Rule 18f-4 would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. For funds that qualify as limited derivatives users, Rule 18f-4 requires a fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Fund remains uncertain, however, due to the compliance timeline within Rule 18f-4, it is unlikely that the Fund will be required to fully comply with the requirements until 2022.
Equity Securities
Each Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored depositary receipts such as American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
Equity-Linked Structured Notes
Each Fund may invest in equity-linked structured notes, which are derivative securities specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes typically are offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Exchange-Traded Notes (“ETNs”)
Each Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors also can hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor).
One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity.
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ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, Congress and the IRS frequently consider proposals that would change the timing of recognition and tax character of income and gains from ETNs.
Exchange-Traded Funds (“ETFs”)
Each Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, an ETF may be a “passive investor” and, therefore, invests in the securities and sectors contained in the index it seeks to track without regard for, or analysis of, the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a Fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
European Securities
The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, securities markets would likely be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. It is also possible that various countries within the UK, such as Scotland or Northern Ireland, could seek to separate and remain a part of the EU.
The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit might negatively affect The City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Further, the United Kingdom’s departure from the EU would potentially cause volatility within the EU, which could trigger prolonged economic downturns in certain European countries or spark additional member states to contemplate departing the EU (thereby exacerbating political instability in the region). Brexit may
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also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital. To the extent that a fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.
Eurodollar and Yankee Obligations
Each Fund may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which a Fund invests, and will have at least the same financial strength as the domestic issuers approved for a Fund.
Foreign Securities
Each Fund may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including ADRs, EDRs, and GDRs. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market countries generally involves greater risk than investing in the securities of companies located in countries with developed markets. The Manager considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, the Hong Kong Special Administrative Region (“Hong Kong”), Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK, and the United States. The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, and/or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the
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United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.
Forward Currency Contracts
Each Fund may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.
A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies. The Manager believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of a Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.
Forward contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount
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representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded. Under such circumstances, they will be centrally cleared, and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.
Futures Contracts
Each Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund initially will be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Geopolitical/Natural Disaster Risk
Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Some countries, including
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the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund’s investments.
Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of a Fund’s investments. An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of COVID-19 have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.  Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity.  There can be no assurance that market conditions will not worsen in the future. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Funds invest, and on the overall performance of a Fund.
The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic.  The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance.  The ultimate effect of these efforts is not yet known, and they may not be successful.
In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Funds invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level.
In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in credit markets and the failure of major domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of a Fund’s portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market’s expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.
The COVID-19 outbreak, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which the Funds’ service providers rely, and could otherwise disrupt the ability of these service providers to perform essential tasks. Such impacts could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, and negatively impact a Fund’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.
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Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Funds invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil producing countries.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment.  Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Fund that uses the fund as an investment option for the Fund’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.
Some market participants have expressed concern that passively-managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of a Fund’s investments in these securities will also decline.
Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
The precise details and the resulting impact of the United Kingdom leaving the EU, commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.
In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.
Global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether.
Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven
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largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value.
Illiquid Securities
Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are securities that cannot be disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.
Initial Public Offerings (“IPOs”)
Each Fund may invest in IPOs, which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Interfund Borrowing and Lending
Each Fund is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
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Lending of Securities
Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.
Leveraged Loans
Each Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.
LIBOR Discontinuation Risk
Many debt securities, derivatives and other financial instruments, including some of a Fund's investments, use the LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.
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Limitations and Risks of Options and Futures Activity
Each Fund may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish and maintain a liquidity risk management program (“LRMP”). The Liquidity Rule defines “illiquid security” as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
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Loan Interests and Direct Debt Instruments (“bank loans”)
Each Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there typically is less public information available about a specific loan than there would be if the loan were registered or traded on an exchange. Loans also may not be considered “securities,” and purchasers, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.
A Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Fund might be unable to enter into a transaction in a publicly traded security of that borrower when it otherwise would be advantageous to do so.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.
A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
For purposes of a Fund’s investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift the direct debtor-creditor relationship with the borrower to a Fund, SEC interpretations require a Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of a Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that a Fund may incur losses in order to timely honor redemptions.
Master Demand Notes
Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes
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in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded; and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Manager will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.
Master Limited Partnerships (“MLPs”)
Each Fund may invest in MLPs. MLPs are publicly traded partnerships whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPs are established as limited liability companies. To be treated as a partnership for federal tax purposes, an MLP generally must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. MLPs provide investors with strategic exposure to physical assets, which can be attractive in inflationary environments.
Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, and dilution risks. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity.
Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs generally are considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. A decrease in the production or availability of energy commodities, including through their natural depletion over time, may adversely impact the financial performance of MLPs. MLPs are subject to significant federal, state, and local government regulation in virtually every aspect of their operations. Such regulation can change over time in both scope and intensity, and such changes could increase compliance costs and adversely affect the financial performance of MLPs. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Natural disasters, such as hurricanes, also may impact MLPs.
MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause the MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to a Fund. Depreciation or other cost recovery deductions passed through to a Fund from any investments in MLPs in a given year will generally reduce a Fund’s taxable income, but those deductions may be recaptured in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to Fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture.
Mortgage-Backed Securities
Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as “GNMA”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features generally will decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due
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to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and U.S. Federal Reserve (the “Fed”) purchases of their mortgage-backed securities. While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements and have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends. However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury. In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. Accordingly, no assurance can be given that the Fed, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, which would propose to address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but they could cause a Fund to lose money.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of the GSEs, mortgage-backed securities issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac ceased issuing their own mortgage-based securities and started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. In addition, investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of Freddie Mac mortgage-backed securities. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
Each Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.
CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.
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SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
CMBS IOs are similar to the SMBSs described above but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.
In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
Municipal Lease Obligations (“MLOs”)
Each Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Non-Investment-Grade Securities or “Junk Bonds”
Each Fund may invest directly or indirectly in or hold “junk bonds” or non-investment-grade securities. Non-investment grade securities (i.e., BB or lower by S&P Global Ratings (“S&P”), or Ba or lower by Moody’s Investors Service Inc. (“Moody’s”) or, if unrated, deemed to be of comparable quality by the Manager) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment-grade bonds, sometimes referred to as “junk bonds,” usually are issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers. Under such conditions, the Fund may find it difficult to value its “junk bonds” accurately. The Fund’s investments in “junk bonds” also may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment-grade securities, an investment in a Fund that invests substantially in such securities should be considered
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speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
Options on Futures Contracts
Each Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Options on Securities and Securities Indexes
Each Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.
Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
A securities index assigns relative values to the securities included in the index, and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indexes, commodities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
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Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.
Periodic Auction Reset Bonds
Each Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Preferred Stocks
Each Fund may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt are paid off before common stockholders. Each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Private Investments in Public Companies
A Fund may acquire common stock or a security convertible into common stock, such as a warrant or convertible preferred stock, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act. These transactions are commonly referred to as a private placement in a publicly held company, or “PIPE.” The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws, the common stock or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g. warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.
Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be sold only in a privately negotiated transaction, typically at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
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While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
Put Bonds
Each Fund may invest in securities (including securities with variable interest rates), the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”), that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities normally will trade as if maturity is the earliest put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Real Estate Investment Trusts (“REITs”)
Because each Fund may invest a portion of its assets in equity securities of REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.
In addition, each Fund may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs depend upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs generally depend on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.
Recent Market Conditions and Regulatory Developments
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may last for an extended period of time. The current pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior.
Governments and central banks have moved to limit these negative economic effects with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. The impact of infectious diseases may be greater in countries that do not move effectively to control them, which may occur for political reasons or because of a lack of health care or economic resources. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. Although promising vaccines have been released, it may be many months before vaccinations are sufficiently widespread to allow the restoration of full economic activity.
Many municipal issuers may suffer substantial declines in tax revenue because of the business and economic disruptions associated with the COVID-19 pandemic. Because this situation is relatively new and ongoing, it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates
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may become more prevalent. In that event, to the extent a Fund has a bank deposit, holds a debt instrument with a negative interest rate, or invests its cash in a money market fund holding such instruments, the Fund would generate a negative return on that investment. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by government policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, tariff “wars,” changes to some major international trade agreements and the potential for changes to others, and campaigns to “buy American,” could affect international trade and the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China have been very sensitive to the outlook for resolving the U.S.-China “trade war,” a trend that may continue in the future.
In December 2020, the United Kingdom (“UK”) and the European Union (“EU”) signed a Trade and Cooperation Agreement (“TCA”) to delineate the terms on which the UK left the EU. The TCA did little to address financial services and products provided by UK entities to customers in the EU, leaving the future of such services uncertain. Also left uncertain was the long-term future of the UK auto industry, which relies heavily on exports to the EU, although the TCA leaves a long period for issues to be resolved. New trading rules have disrupted the cross-border flow of products and supplies for many businesses; it remains to be seen whether these will be smoothed out with the passage of time or cause long-term damage to affected businesses.
Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. Over the past several years, the U.S. has moved away from tighter legislation and regulation impacting businesses and the financial services industry. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Fund and its service providers, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Climate Change. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. The new U.S. administration appears concerned about the climate change problem and may focus regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Repurchase Agreements
Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and that have a total value in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws,
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the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.
Securities of Other Investment Companies
Each Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with Fund’s investment policies and applicable law. In addition, a Fund may invest in securities issued by other non-money market investment companies (including ETFs) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund’s investments in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.
The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, effective January 19, 2021, permits a portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions. The compliance date for Rule 12d1-4 and the rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under the 1940 Act.
Short-Term Instruments
When a Fund experiences large cash inflows, for example, through the sale of securities, and desirable securities that are consistent with the Fund’s investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Manager. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
Special Purpose Acquisition Companies
A Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”). A SPAC typically is a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. If a Fund purchases shares of a SPAC in an IPO it generally will bear a sales commission, which may be significant. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (1) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (2) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (3)  an attractive acquisition or merger target may not be identified at all or a proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (4) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (5) the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (6) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (7) while a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid and there can be no assurance that a market will develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (8) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; and (9) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of
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insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.
Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)
Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.
Swap Arrangements
Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount, whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market
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values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes. The Funds also may invest in credit default swap indexes, which are portfolios of credit default swaps with similar characteristics. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund also is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
Each Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and require that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.
Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments nevertheless will be taxable to a Fund’s shareholders when distributed to them. See “Tax Considerations.”
The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund also may invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued
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by states, cities, municipalities, or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.
The value of tax-exempt securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the proposed project, and political or economic developments in the region where the instrument is issued. Local and national market forces—such as declines in real estate prices or general business activity—shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain municipal issuers to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments.
Temporary Defensive Policy
Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Treasury Inflation-Indexed Securities
Each Fund may invest in treasury inflation-indexed securities (also referred to as “treasury inflation-protected securities” or “TIPS”), which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds.
U.S. Government Obligations
Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. Treasury Notes have maturities of two, three, five, seven, or 10 years, and pay interest semi-annually. Treasury Bonds are issued with a 20- or 30-year term and pay interest semi-annually. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (“GSEs”). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Others are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.
In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities
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(including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Variable-Rate and Floating-Rate Securities
The USAA Global Equity Income Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
When-Issued and Delayed-Delivery Securities
Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund receives a commitment fee for delayed draws on loans. A Fund may sell these securities before the settlement date.
Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity
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increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.
Each Fund:
(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3) may not issue senior securities, except as permitted under the 1940 Act.
(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
With respect to each Fund's concentration policy described above, the Fund applies that restriction to investments in a particular industry or group of industries. In addition, the Manager may determine an “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.
Portfolio Transactions
Subject to the general supervision of the Board, the Manager is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Manager is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.
Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an
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undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. Generally, these trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Manager does not know the actual value of the markup/ markdown. However, the Manager attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.
Subject to the consideration of obtaining best execution, the Manager may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Manager’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Manager is required to perform and do not reduce the investment advisory fees payable to the Manager by the Funds. Such information may be useful to the Manager in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Funds.
Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the sole benefit of any employee or non-client entity.
It is the policy of the Manager to obtain the “best execution” of its clients’ securities transactions. The Manager strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.
The Manager will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, ownership and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Manager by the broker.
The Manager will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of stock commissions is the responsibility of the Head of Capital Markets and client trading, brokerage and soft-dollar oversight is performed by the Trade Oversight Committee. Quarterly, the Manager’s research analysts and portfolio managers will participate in a broker vote. The Manager’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Manager’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Manager is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.
Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Manager. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Manager may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Manager will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Manager adheres to the following objectives:
•  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.
• Allocation of all orders in a timely and efficient manner.
In some rare cases, aggregating trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.
The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Manager or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Manager’s policies and procedures including its Code of Ethics.
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Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Manager will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Manager receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.
If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.
In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.
Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.
In making investment decisions for the Funds, the Manager will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Manager, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Manager, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Manager, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.
During the fiscal year ended March 31, 2021, the USAA Global Equity Income Fund and the USAA Target Managed Allocation Fund paid no brokerage fees to the regular broker-dealers (the ten largest broker-dealers through whom the Fund purchased securities) or the parents of the regular broker-dealers.
The Manager directed a portion of the Funds' transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2021, such transactions and related underwriting concessions amounted to the following:

Fund	Transaction Amount	Underwriting Concessions
USAA Global Equity Income Fund	$ 14,348	$ 81,005,319
USAA Target Managed Allocation Fund	$ 318,447	$ 55,166,706,961
Brokerage Commissions
During the last three fiscal years ended March 31, the Funds paid the following aggregate brokerage fees:

Fund	2021	2020	2019
USAA Global Equity Income Fund	$ 37,647	$ 46,838	$ 22,931
USAA Target Managed Allocation Fund	$ 574,838*	$ 544,678	$ 289,422
*Reflects an increase in trading activity due to asset allocation shifts.
Portfolio Turnover Rates
The rate of portfolio turnover of the Fund will not be a limiting factor when the Manager deems changes in the Fund’s portfolio appropriate in view of its investment objective(s). Ordinarily, the Fund will not purchase or sell securities solely to achieve short-term trading profits, although the Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s).
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The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.
For the last two fiscal years ended March 31, the Funds’ portfolio turnover rates were as follows:
Fund	2021	2020
USAA Global Equity Income Fund	46%	109%*
USAA Target Managed Allocation Fund	202%	298%*
* Reflects an increase in trading due to asset allocation shifts.
Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 46 portfolios, two of which are described in this SAI.
The USAA Global Equity Income Fund and USAA Target Managed Allocation Fund are classified as diversified. Each Fund began public offering of its shares on August 7, 2015. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of the Fund is a separate share class of that Fund and is not a separate mutual fund. The USAA Global Equity Income Fund offers two classes of shares, identified as Fund Shares and Institutional Shares. The USAA Target Managed Allocation Fund offers one class of shares, identified as Fund Shares.
Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual
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Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
Conversions are not subject to the Funds' restrictions on short-term trading activity discussed under the section titled Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Tax Considerations
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017, and before January 1, 2026. The Tax Act makes changes to the tax rules affecting shareholders and the Funds, including various investments that each Fund may make. Investors are urged to consult their own tax advisors for more detailed information.
Taxation of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (or “QPTP”) (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) income requirement; (2) distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”).
If a Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirements and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those
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distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as described in each Fund’s prospectus) (“QDI”), which is subject to federal income tax at the lower rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for the year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the income requirements. The tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures contracts, and options on futures contracts, may be affected by future regulatory or legislative changes that could affect whether income (earned directly or indirectly) from such investments is such “qualifying income.”
Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which a Fund invests may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Code also may apply to forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.
Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures contracts, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts, and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward currency contract, foreign currency, or hedged investment to mitigate the effect of the foregoing rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and the Excise Tax.
Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive
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or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.
Each Fund may elect to “mark to market” its stock in certain PFICs it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any federal income tax imposed on a Fund with respect to investments in PFICs would be insignificant.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as income earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid), including any accrued OID, to satisfy the distribution requirement and to avoid imposition of the Excise Tax, the Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the difference is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
A Fund also may purchase debt securities at a premium (i.e.,at a purchase price in excess of face amount). The premium may be amortized if a Fund so elects. The amortized premium is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
Income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the income requirement. Although the IRS had issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) beginning in 2006 stating that income a RIC derives from certain “structured notes that create a commodity exposure” (i.e., commodity-linked notes) constitutes qualifying income, the IRS (1) suspended the issuance of those rulings in July 2011 and (2) in September 2016 issued guidance providing that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” As a result, the IRS is revoking outstanding PLRs regarding commodity-linked notes, and it is highly unlikely that future PLRs addressing the status of those notes will be issued, if at all. Accordingly, if a Fund invests in those notes to an extent that might threaten its ability to satisfy the income requirement, the Fund may be unable to qualify as a RIC for one or more taxable years.
40

Taxation of the Shareholders
Distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If a Fund's distributions in a taxable year exceed its current and accumulated earnings and profits, the excess distributed to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s basis in its shares and thereafter as capital gain—a Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryovers offset current taxable year realized gains. A return of capital distribution is not taxable, but it reduces a shareholder's basis in its shares and thus results in a higher capital gain or lower capital loss when the shares are redeemed. Distributions in excess of a Fund's distribution requirement, but not in excess of its earnings and profits, will be taxable to its shareholders and will not constitute non-taxable returns of capital.
If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains), the amount thereof may be carried forward and treated as a short-term capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. However, such carryforwards may be subject to limitations on availability.
If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be QDI, distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as such and instead will be taxed at the shareholders’ marginal federal income tax rates.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011, (“Covered Shares”) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders of a Fund may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.
41

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Funds’ prospectuses. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
*  *  *  *  *
The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Management of the Trust
The Board consists of nine Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (the “Interested Trustees.”) Prior to July 2, 2021, Mr. Dan McNamara was deemed an “interested person” due to his previous position as Director of AMCO, the former investment adviser of the Funds. Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds. Mr. Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. Mr. Boyce, the Chairman of the Board, has been designated a Lead Independent Trustee. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Chairman and Lead Independent Trustee may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees in the absence of the Chairman. The Chairman and Lead Independent Trustee participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Chairman and Lead Independent Trustee will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Chairman and Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustees provide the Board with the Manager’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
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Board Oversight of Risk Management
As series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from the Manager.
The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustees and Officers
Set forth below are the Independent Trustees and the Interested Trustee, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders. The mailing address of the Trustees is 15935 La Cantera Parkway, San Antonio, TX 78256.
Independent Trustees
Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager.	46	Westhab, Inc., New York Theological Seminary
43

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years.	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06).	46	None
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012
Trustee, President, and Vice Chairman of
USAA ETF Trust (6/17-6/19); President of
Financial Advice & Solutions Group
(FASG), USAA (02/13-03/21); Director of
USAA Asset Management Company
(AMCO), (08/11-06/19); Chairman of Board
of AMCO (04/13/-06/19); Director of USAA
Investment Services Company (ISCO)
(formerly USAA Investment Management
Company) (09/09-03/21); Chairman of
Board of ISCO (04/13-12/20); President and
Director of USAA Shareholder Account
Services (SAS) (10/09-06/19); Chairman of
Board of SAS (04/13/-06/19); Senior Vice
President of USAA Financial Planning
Services Insurance Agency, Inc. (FPS)
(04/11-03/21); Director and Vice Chairman
of FPS (12/13-03/21); President and Director
of USAA Investment Corporation (ICORP)
(03/10-03/21); Chairman of Board of ICORP
(12/13-03/21); Director of USAA Financial
Advisors, Inc. (FAI) (12/13-03/21);
Chairman of Board of FAI (3/15-03/21).
				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996.	46	None
44

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017
Director, Elta North America
(01/18-present), which is a global leader in
the design, manufacture, and support of
innovative electronic systems in the ground,
maritime, airborne, and security domains for
the nation’s warfighters, security personnel,
and first responders; Managing Partner,
Pioneer Partnership Development Group
(12/15-present); Executive Director, The
Union League Club of New York
(06/14-11/15); Executive Vice President, Air
Force Association (08/12-05/14); Lieutenant
General, United States Air Force
(01/08-06/12). Lieutenant General Newton
(Ret.) served 34 years of active duty in the
United States Air Force. Lt. Gen. Newton
retired as the Assistant Vice Chief of Staff
and Director of Air Staff at the Headquarters
of the U.S. Air Force where he was
responsible for overseeing the administration
and organization of the Air Staff, which
develops policies, plans and programs,
establishes requirements, and provides
resources to support the Air Force’s mission.
Lt. Gen. Newton is a graduate of the
United States Air Force Academy, Webster
University, and The National War College.
				46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.
Interested Trustee
45

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
David C. Brown (May 1972)	Trustee	Trustee since July 2019
Chairman and Chief Executive Officer
(2013-present), Co-Chief Executive Officer,
(2011-2013), Victory Capital
Management Inc.; Chairman and Chief
Executive Officer (2013-present), Victory
Capital Holdings, Inc.
				46 portfolios within the Trust;41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Funds' shareholders.
The following summarizes the experience and qualifications of the Trustees.
•  Jefferson C. Boyce. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  David C. Brown. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.
•  Dawn M. Hawley. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  Robert L. Mason. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 24 years’ experience as a Board member of the USAA Mutual Funds.
•  Daniel S. McNamara. Mr. Dan McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
46

•  Paul L. McNamara. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over eight years’ experience as a Board member of the USAA Mutual Funds. Paul L. McNamara is of no relation to Daniel S. McNamara.
•  Richard Y. Newton, III. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over three years’ experience as a Board member of the USAA Mutual Funds.
•  Barbara B. Ostdiek. Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 13 years’ experience as a Board member of the USAA Mutual Funds.
•  John C. Walters. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk.
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.
Officers of the Trust
Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Chris Dyer (February 1962)	President	July 2019	Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present).
Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present); Senior Analyst, Fund Administration, Victory Capital Management Inc. (2005-2015).
James K. De Vries (April 1969)	Treasurer	March 2018
Executive Director, Victory Capital
Management Inc. (7/1/19-present); Executive
Director, Investment and Financial
Administration, USAA (2012-6/30/19);
Assistant Treasurer, USAA Mutual Funds
Trust (2013-2018). Mr. De Vries also serves
as the Funds’ Principal Financial Officer.

Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
47

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA Mutual Funds. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: Audit and Compliance Committee, Product Management and Distribution Committee, Corporate Governance Committee, and Investments Committee. The duties of these four Committees and their membership are as follows:
•  Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee.
•  Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as the Manager’s selection of subadvisers; oversees the distribution and marketing of the Funds; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. The Product Management and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee.
•  Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee is comprised of all Independent Trustees, with Mr. P. McNamara serving as the chair of the Committee.
•  Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee.
During the Funds' most recent fiscal year ended March 31, 2021, the Board held meetings five times. The Audit and Compliance Committee held four meetings; the Product Management and Distribution Committee held four meetings; the Corporate Governance Committee held four meetings; and the Investments Committee held four meetings.
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There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Mutual Funds overseen by the Trustees as of the calendar year ended December 31, 2020. As of June 30, 2021, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.

	USAA Global Equity Income Fund	USAA Target Managed Allocation Fund	USAA Mutual Fund Complex Total
Interested Trustee
David C. Brown	None	None	None
Independent Trustees
Jefferson C. Boyce	None	None	$50,001-$100,000
Dawn M. Hawley	None	None	Over $100,000
Robert L. Mason, Ph.D.	None	None	Over $100,000
Daniel S. McNamara	None	None	Over $100,000
Paul L. McNamara	None	None	Over $100,000
Richard Y. Newton III	None	None	$0-$10,000
Barbara B. Ostdiek, Ph.D.	None	None	$50,001-$100,000
John C. Walters	None	None	Over $100,000
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2021.

Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Mutual Funds (b)
Interested Trustee
David C. Brown	None (a)	None (a)
Independent Trustees
Jefferson C. Boyce	$14,548	$340,000
Dawn Hawley	$12,451	$291,000
Robert L. Mason, Ph.D.	$11,767	$275,000
Daniel S. McNamara	None (c)	None (c)
Paul L. McNamara	$12,280	$287,000
Richard Y. Newton III	$11,767	$275,000
Barbara B. Ostdiek, Ph.D.	$12,280	$287,000
John C. Walters	$12,280	$287,000
(a)
David C. Brown is affiliated with the Trust’s investment adviser, Victory Capital. Accordingly, he receives no remuneration from the Trust or any other fund of the USAA Mutual Fund Complex.
(b)
At March 31, 2021, the USAA Mutual Fund Complex consisted of one registered investment company offering 46 individual funds.
(c)
Effective July 2, 2021, Daniel S. McNamara became an Independent Trustee.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of June 30, 2021, there were no control persons of the Funds.
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Principal Shareholders
As of June 30, 2021, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below.

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Global Equity Income Fund Shares	CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO, CA 94105	46.63%	Record
USAA Global Equity Income Fund Institutional Shares	VICTORY CAPITAL MANAGEMENT INC 4900 TIEDEMAN ROAD 4TH FLOOR C/O CATHY SAVVAS CONTROLLER BROOKLYN OH 44144	100.00%	Beneficial
USAA Target Managed Allocation Fund	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA, FL 33610	100.00%	Beneficial
1
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”
The Trust’s Manager and Other Service Providers
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of June 30, 2021, Victory Capital managed assets totaling in excess of $161.9 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Manager is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.
For these services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a
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party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2022, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice and will automatically terminate in the event of its assignment (as defined by the 1940 Act).
The Manager has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed a certain amount for each Fund through at least June 30, 2023. The Manager is permitted to recoup any reimbursed expenses for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Funds’ Board of Trustees.
Prior to July 1, 2019, AMCO served as the investment adviser to each Fund. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Funds paid AMCO advisory fees as follows:
Fund	2020	2019
USAA Global Equity Income Fund	$ 101,122	$ 431,512
USAA Target Managed Allocation Fund	$ 640,404	$ 2,281,724
For the fiscal year ended March 31, 2021, and for the period July 1, 2019 to March 31, 2020, the Funds paid advisory fees to Victory Capital as follows:
Fund	2021	2020
USAA Global Equity Income Fund	$ 387,504	$ 305,673
USAA Target Managed Allocation Fund	$ 2,542,169	$ 2,012,267
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. As a result of the Fund’s expense limitations previously in effect by AMCO, for the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, AMCO reimbursed the Fund as follows:
Fund	2020	2019
USAA Global Equity Income Fund	$ 48,228	$ 73,396
For the fiscal year ended March 31, 2021, and for the period July 1, 2019 to March 31, 2020, Victory Capital reimbursed the Fund as follows:
Fund	2021	2020
USAA Global Equity Income Fund	$ 117,066	$ 92,878
The management fees for the USAA Global Equity Income Fundare based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will add to or subtract from the base investment management fee depending upon the performance over the performance period of the relevant share class to the Lipper Global Equity Income Funds Index. Victory Capital will charge only the base fee (with no performance adjustments) for a period of 12 months following the effectiveness of the Advisory Agreement while Victory Capital develops a performance record for the applicable Funds.
The USAAGlobal Equity Income Fund offers multiple classes of shares, and the performance adjustment is determined on a class-by-class basis. In some circumstances, Victory Capital has agreed to waive certain expenses of the Fund, the impact of which may be to increase the performance of the Fund. Any corresponding increase in the performance of the Fund may contribute to a positive performance adjustment.
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With respect to the USAA Target Managed Allocation Fund, the management fees consist solely of the base investment management fee.
Computing the Performance Adjustment
For any month, the base investment management fee of the USAA Global Equity Income Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Fund's relevant Lipper Index. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
The performance period for the Fund consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1
Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
For example, assume that an equity fund with average daily net assets of $300 million has a base investment management fee of 0.75 of 1% (75 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $250 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

	Examples
	1	2	3	4	5	6
Fund Performance (a)	12.80%	15.02%	6.75%	(12.25%)	(10.07%)	(8.17%)
Index Performance (a)	8.75%	18.29%	6.28%	(19.87%)	(5.45%)	(7.98%)
Over/Under Performance (b)	405	-327	47	762	-462	-19
Annual Adjustment Rate (b)	5	-4	0	6	-5	0
Monthly Adjustment Rate (c)	0.0041%	(.0033%)	n/a	0.0049%	(0.0041%)	n/a
Base Fee for Month	$ 187,500	$ 187,500	$ 187,500	$ 187,500	$ 187,500	$ 187,500
Performance Adjustment	10,250	(8,250)	0	12,250	(10,250)	0
Monthly Fee	$ 197,750	$ 221,918	$ 187,500	$ 256,768	$ 180,268	$ 187,500
(a)
Average annual performance over a 36-month period
(b)
In basis points 1/100th of a percent
(c)
Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
The Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the
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Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board. Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semiannual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, with respect to USAAGlobal Equity Income Fund, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for the Fund Shares and an annual rate equal to one tenth of one percent (0.10%) of the average daily net assets for the Institutional Shares.
With respect to the USAA Target Managed Allocation Fund, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to one-twentieth of one percent (0.05%) of the average daily net assets for the Fund.
In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration Agreement.
Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Funds paid administration and servicing fees to AMCO as follows:

Fund	2020	2019
USAA Global Equity Income Fund Shares	$ 28,352	$ 123,593
USAA Global Equity Income Fund Institutional Shares	$ 1,325	$ 5,368
USAA Target Managed Allocation Fund	$ 64,046	$ 228,172
For the fiscal year ended March 31, 2021, and for the period July 1, 2019 to March 31, 2020, the Funds paid administration and servicing fees to Victory Capital as follows:
Fund	2021	2020
USAA Global Equity Income Fund Shares	$ 101,873	$ 85,702
USAA Global Equity Income Fund Institutional Shares	$ 5,244	$ 3,998
USAA Target Managed Allocation Fund	$ 254,216	$ 201,223
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Sub-Administrator and Sub-Fund Accountant
Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), Victory Portfolios II (“VPII”), and Victory Variable Insurance Funds (“VVIF”), Victory Capital pays Citi a fee, computed daily and paid monthly, at the following annual rates: 0.011% of the first $50 billion of aggregate net assets of the Trust, VP, VPII, and VVIF net assets; plus 0.01% of aggregate net assets of Trust, VP, VPII, and VVIF net assets from $50 billion to $100 billion; plus 0.0085% of aggregate net assets of the Trust, VP, VPII, and VVIF net assets from $100 billion to $125 billion; plus 0.0065% of aggregate Trust, VP, VPII, and VVIF net assets in excess of $125 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. Additional fees apply for providing certain services relating to implementing the new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act. In addition, the Trust, VP, VPII, and VVIF reimburse Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.
The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, N-MFP, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, San Antonio, Texas 78256, an affiliate of the Manager, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.
For its services under the Transfer Agency Agreement, the USAA Global Equity Income Fund Shares pays the Transfer Agent an annual fee of $23 per shareholder account, while the Institutional Shares pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The USAA Target Managed Allocation Fund pays the Transfer Agent a fee computed daily and paid monthly at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets per account.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses specifically
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allocated to the Funds that are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third-party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third-party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, the Manager, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Manager, for exclusive underwriting and distribution of the Funds' shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services.
Compliance and Legal Services
In addition to the services provided under the Administration Agreement, AMCO also provided certain tax, compliance, and legal services for the benefit of the Funds. The Board has approved the reimbursement for certain of these expenses incurred by AMCO. Victory Capital became the investment adviser to the USAA Funds on July 1, 2019. For the fiscal year ended March 31, 2019, and the period of April 1, 2019, to June 30, 2019, the Funds reimbursed AMCO for tax, compliance, and legal services as follows:

Fund	2020	2019
USAA Global Equity Income Fund	$ 127	$ 719
USAA Target Managed Allocation Fund	$ 776	$ 2,260
Compliance Services
Effective July 1, 2019, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
The Funds paid Victory Capital for compliance and legal services for fiscal year ended March 31, 2021, and for the period of July 1, 2019, to March 31, 2020, as follows:
Fund	2021	2020
USAA Global Equity Income Fund	$ 470	$ 367
USAA Target Managed Allocation Fund	$ 3,290	$ 2,348
Codes of Ethics
Each of the Trust, the Manager, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Manager Code of Ethics applies to all Access Personnel (the Manager’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Manager’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code of Ethics also requires all Access Personnel (and, in the Manager Code of Ethics, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
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Proxy Voting Policies and Procedures
Victory Capital Proxy Voting Policies and Procedures
The Board has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the USAA Mutual Funds. The Manager votes on proposals presented to shareholders of portfolio securities held by those Funds for which the Manager is responsible. For USAA Mutual Funds with subadvisers, the Manager has delegated responsibility for voting to the applicable subadvisers. To assist the Manager in making proxy-voting decisions, the Manager has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Manager’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Manager’s Policy and determines whether amendments are necessary or advisable.
Voting under the Manager’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Manager delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Manager’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Manager.
The Manager votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Manager’s Proxy Committee determines how to vote proxies by following established guidelines, which are not intended to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Manager may consider, among other things:
•  the effect of the proposal on the underlying value of the securities
• the effect on marketability of the securities
• the effect of the proposal on future prospects of the issuer
• the composition and effectiveness of the issuer’s board of directors
• the issuer’s corporate governance practices
• the quality of communications from the issuer to its shareholders
The Manager also may take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Manager generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Manager’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
•  The Manager generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
• The Manager generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
• The Manager generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
• The Manager reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and
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compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
•  The Manager generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
•  The Manager reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
•  The Manager reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
• The Manager will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
• The Manager will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
•  The Manager will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
Occasionally, conflicts of interest arise between the Manager’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Manager will seek the opinion of the Manager’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Manager reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the USAA Mutual Funds’ securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the USAA Mutual Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained ISS to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the USAA Mutual Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the
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ISS Proxy Voting Guidelines as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the USAA Mutual Funds.
The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free (800) 235-8396 or by accessing the SEC’s website at www.sec.gov.
Distribution and Service Plans
Multiple Class Information
The USAA Global Equity Income Fund is comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and the application of performance fee adjustments. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Compensation to Financial Intermediaries
The Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of a Fund and for services to the shares of a Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to a Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, including a Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and may help defray or compensate the financial intermediary for the costs associated with offering a Fund.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial
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intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of a Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons. The amount of any payments is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of a Fund. In addition, certain financial intermediaries may have access to certain services from Manager or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds, which do not make such payments or which make lower such payments. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
USAA is a party to agreements with Victory Capital that provide compensation to USAA in connection with making referrals of USAA Members to the USAA Mutual Funds, the VictoryShares USAA ETF Funds, and the USAA 529 College Savings Plan managed by Victory Capital.
Securities Lending
The Trust has entered into a Securities Lending Agreement (“SLA”) with Citibank whereby Citibank serves as the Funds’ lending agent and facilitates the Funds’ lending program. Under the terms of the SLA, each Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the initial amount at least equal to the minimum initial collateral requirements (e.g. 102% of the value of U.S. equity securities loaned or 105% of the value of non-U.S. securities loaned), marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The Funds earn interest or dividends on the securities loaned and may also earn a return from the collateral.
The Funds pay various fees in connection with the investment of cash collateral. The Funds pay Citibank fees based on the investment income received from securities lending activities. In its role as securities lending agent, Citibank (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.
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The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ fiscal year ended March 31, 2021:
Fund	Gross income from securities lending securities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
USAA Global Equity Income Fund	$3,648	$362	$32	$394	$3,254
USAA Target Managed Allocation Fund	$89,826	$9,009	$11	$9,020	$80,806
Portfolio Manager Disclosure
Victory Solutions
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of March 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Mannik Dhillon	60 / $55,055.15	3 / $42,63	3 / $184.58	15 / $22,955.52	--	--
Lance Humphrey	19 / 13,457.67	--	--	2 / $697.77	--	--
Elie Masri	3 / $3,504.06	--	--	3 / $3,504.06	--	--
Lela Dunlap*	--	--	--	--	--	--
*Lela Dunlap began managing the USAA Target Managed Allocation Fund effective August 1, 2021.

Portfolio Manager	Fund	Benchmark(s)
Mannik Dhillon	USAA Global Equity Income Fund	MSCI World High Dividend Yield Index
	USAA Target Managed Allocation Fund	None
Lance Humphrey	USAA Global Equity Income Fund	MSCI World High Dividend Yield Index
	USAA Target Managed Allocation Fund	None
Elie Masri	USAA Global Equity Income Fund	MSCI World High Dividend Yield Index
Lela Dunlap	USAA Target Managed Allocation Fund	None
Portfolio Ownership: As of the fiscal year ended March 31, 2021, the portfolio managers beneficially owned shares of the Funds they managed as follows:

Portfolio Manager	Fund	Dollar Range
Mannik Dhillon	USAA Global Equity Income Fund	None
	USAA Target Managed Allocation Fund	None
Lance Humphrey	USAA Global Equity Income Fund	None
	USAA Target Managed Allocation Fund	None
Elie Masri	USAA Global Equity Income Fund	None
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Portfolio Manager	Fund	Dollar Range
Lela Dunlap	USAA Target Managed Allocation Fund	None
Conflicts of Interest
The Manager’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Manager has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Manager has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Manager’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Manager’s compliance program will achieve its intended result.
Compensation
The Manager has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Manager’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Manager attract and retain high-quality investment professionals, and (3) contribute to the Manager’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Manager receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Manager monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Manager’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Manager’s other investment franchises may earn incentive compensation based on a percentage of the Manager’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Manager, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Manager’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
The Manager’s portfolio managers may participate in the equity ownership plan of the Manager’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each USAA Mutual Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the USAA Mutual Funds, the general policy of the USAA Mutual Funds is not to disclose any portfolio holdings of the USAA Mutual Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e.,annual and semi annual reports) and Form N-PORT (i.e., fund portfolio holdings reports), and any portfolio holdings made available on the Fund’s website, VictoryFunds.com. This general policy shall not apply, however, in the following instances:
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• Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
• Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
• As disclosed in this SAI; and
• As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the USAA Mutual Fund must have a legitimate business purpose for doing so, and neither the USAA Mutual Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the USAA Mutual Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a USAA Mutual Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the USAA Mutual Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
Each USAA Mutual Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each USAA Mutual Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Markit); (7) financial statement service providers (e.g., Toppan Merrill and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a USAA Mutual Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on VictoryFunds.com, must submit its request in writing to the USAA Mutual Funds’ Chief Compliance Officer (“CCO”), or USAA Mutual Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.
Each Fund intends to post its annual and semi annual reports and quarterly schedules of portfolio holdings on VictoryFunds.com (which typically occurs approximately 60 days after the end of each fiscal quarter). Each Fund intends to post its quarterly portfolio holdings on VictoryFunds.com (which typically occurs approximately 15 calendar days after each calendar quarter and five days in the case of money market funds). In addition, each Fund intends to post its top 10 holdings on VictoryFunds.com 10 days following the end of each month. Monthly portfolio disclosures are filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.
Approximately 31 days after the end of each month, each Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after each Fund's top holdings are made available on VictoryFunds.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.
In order to address potential conflicts of interest between the interests of each USAA Mutual Fund’s shareholders, on the one hand, and the interests of the USAA Mutual Funds’ Manager, principal underwriter, or certain affiliated persons, on the other, the USAA Mutual Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each USAA Mutual Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Mutual Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
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General Information
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 111 West Houston Street, Suite 1901, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund.
Appendix A – Long-Term and Short-Term Debt Ratings
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are judged to be medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and typically are in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s Municipal Obligations
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Demand Obligations
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government
Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.
Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.
Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.
NP	Not Prime. Issues do not fall within any of the Prime rating categories.
S&P Municipal
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
S&P Corporate and Government
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the
‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
98349-0821
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USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATIONAugust 1, 2021
USAA Tax Exempt Long-Term Fund Z Class (UZTLX)
USAA Tax Exempt Intermediate-Term Fund Z Class (UZTIX)
USAA Tax Exempt Short-Term Fund Z Class (UZTSX)
USAA MUTUAL FUNDS TRUST (the “Trust”) is an open-end management investment company offering shares of 46 mutual funds, three of which are described in this Statement of Additional Information (“SAI”). This SAI is not a prospectus and contains information in addition to, and more detailed than, that set forth in the Funds' prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with the Funds' prospectus. You may obtain a free copy of the prospectus dated August 1, 2021, for the Funds' by writing to USAA Mutual Funds Trust, PO Box 182593, Columbus, OH 43218-2593, or by calling toll free (800) 235-8396. The prospectus provides the basic information you should know before investing in a Fund.
The financial statements of the Tax Exempt Long-Term Fund shares, Tax Exempt Intermediate-Term Fund shares and Tax Exempt Short-Term Fund shares and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended March 31, 2021, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

2	Valuation of Securities
3	Investment Policies
15	Investment Restrictions
16	Portfolio Transactions
17	Fund History and Description of Shares
19	Tax Considerations
21	Management of the Trust
29	Control Persons and Principal Shareholders
32	The Trust’s Manager and Other Service Providers
37	Distribution and Service Plans
39	Portfolio Manager Disclosure
40	Portfolio Holdings Disclosure
41	General Information
41	Appendix A – Tax-Exempt Securities and their Ratings
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Valuation of Securities
Victory Capital Management Inc. (“Victory Capital” or “Manager”) serves as the Manager of the Funds, and Victory Capital Services, Inc. (“VCS” or “Distributor”) serves as the distributor of the Funds' shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Manager”) served as the manager of the Funds and USAA Investment Management Company served as the distributor of the Funds' shares.
A Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees each Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by each Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and stale price monitoring.
The value of securities of each Fund is determined by one or more of the following methods:
Investments of the USAA Tax Exempt Long-Term Fund, the USAA Tax Exempt Intermediate-Term Fund, and the USAA Tax Exempt Short-Term Fund generally are traded in the over-the-counter market and are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sale price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”) of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.
Investments in non-exchange traded open-end investment companies are valued at their NAV at the end of each business day. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date. Options are valued at the mean between the last bid and ask prices. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuation for such securities. Repurchase agreements are valued at cost.
In the event that price quotations or valuations are not readily available, are not reflective of market value or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
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Investment Policies
The sections captioned Investment Objective and More Information on aFund’s Investment Strategy in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Funds may be subject to. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.
Adjustable-Rate Securities
Each Fund may invest in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security’s yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (sometimes referred to as “LIBOR”) or the SIFMA Municipal Swap Index Yield. The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”). “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
Each Fund, together with other funds of the Trust and Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds, participates in a 364 day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15% and, a renewal fee of 0.10%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by the USAA Tax Exempt Long-Term Fund, the USAA Tax Exempt Intermediate-Term Fund, and the USAA Tax Exempt Short-Term Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities (“ABS”) and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its
3

stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover derivative instruments could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect each Fund or its shareholders. In certain situations, the Funds, the Manager, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Funds from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. Each Fund and its shareholders could be negatively impacted as a result.
Derivatives
Each Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund’s investment objective. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.
The Manager may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets
4

which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
The SEC recently voted to adopt Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”'). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, Rule 18f-4 would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. For funds that qualify as limited derivatives users, Rule 18f-4 requires a fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Fund remains uncertain, however, due to the compliance timeline within Rule 18f-4, it is unlikely that the Fund will be required to fully comply with the requirements until 2022.
Diversification
Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any “issuer” as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority, or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development revenue bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.
Futures Contracts
Each Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund initially will be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical
5

influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Illiquid Securities
Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are securities that cannot be disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.
Interfund Borrowing and Lending
Each Fund is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Inverse Floating Rate Securities
Each Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate
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security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Funds will seek to buy these securities at attractive values and yields that more than compensate the Funds for the securities’ price volatility.
Lending of Securities
Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.
LIBOR Discontinuation Risk
Many debt securities, derivatives and other financial instruments, including some of a Fund's investments, use the LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six, and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021 or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.
Limitations and Risks of Options and Futures Activity
Each Fund may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
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Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish and maintain a liquidity risk management program (“LRMP”). The Liquidity Rule defines “illiquid security” as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Municipal Lease Obligations (“MLOs”)
Each Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In
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evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Non-Investment-Grade Securities or “Junk Bonds”
Each Fund may invest directly or indirectly in or hold “junk bonds” or non-investment-grade securities. Non-investment grade securities (i.e., BB or lower by S&P Global Ratings (“S&P”), or Ba or lower by Moody’s Investors Service Inc. (“Moody’s”) or, if unrated, deemed to be of comparable quality by the Manager) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment-grade bonds, sometimes referred to as “junk bonds,” usually are issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers. Under such conditions, the Fund may find it difficult to value its “junk bonds” accurately. The Fund’s investments in “junk bonds” also may be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in non-investment-grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
Options on Futures Contracts
Each Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Periodic Auction Reset Bonds
Each Fund may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Put Bonds
Each Fund may invest in tax-exempt securities, including securities with variable interest rates, that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earliest put date, even though stated maturity is longer. For the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
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Recent Market Conditions and Regulatory Developments
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may last for an extended period of time. The current pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior.
Governments and central banks have moved to limit these negative economic effects with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. The impact of infectious diseases may be greater in countries that do not move effectively to control them, which may occur for political reasons or because of a lack of health care or economic resources. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. Although promising vaccines have been released, it may be many months before vaccinations are sufficiently widespread to allow the restoration of full economic activity.
Many municipal issuers may suffer substantial declines in tax revenue because of the business and economic disruptions associated with the COVID-19 pandemic. Because this situation is relatively new and ongoing, it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent. In that event, to the extent a Fund has a bank deposit, holds a debt instrument with a negative interest rate, or invests its cash in a money market fund holding such instruments, the Fund would generate a negative return on that investment. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by government policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, tariff “wars,” changes to some major international trade agreements and the potential for changes to others, and campaigns to “buy American,” could affect international trade and the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China have been very sensitive to the outlook for resolving the U.S.-China “trade war,” a trend that may continue in the future.
In December 2020, the United Kingdom (“UK”) and the European Union (“EU”) signed a Trade and Cooperation Agreement (“TCA”) to delineate the terms on which the UK left the EU. The TCA did little to address financial services and products provided by UK entities to customers in the EU, leaving the future of such services uncertain. Also left uncertain was the long-term future of the UK auto industry, which relies heavily on exports to the EU, although the TCA leaves a long period for issues to be resolved. New trading rules have disrupted the cross-border flow of products and supplies for many businesses; it remains to be seen whether these will be smoothed out with the passage of time or cause long-term damage to affected businesses.
Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. Over the past several years, the U.S. has moved away from tighter legislation and regulation impacting businesses and the financial services industry. There is a potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Fund and its service providers, and
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affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Climate Change. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. The new U.S. administration appears concerned about the climate change problem and may focus regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Repurchase Agreements
Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund’s custodian or special “tri-party” custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The income from repurchase agreements will not qualify as “exempt-interest dividends” (see “Tax Considerations”) when distributed by a Fund.
Section 4(a)(2) Commercial Paper and Rule 144A Securities
Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities as a Result of Exchanges or Workouts
Each Fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.
Securities of Other Investment Companies
Each Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, each Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds (ETFs)). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the
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other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. The Funds also may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that otherwise would apply. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.
Swap Arrangements
Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount, whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would
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have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes. The Funds also may invest in credit default swap indexes, which are portfolios of credit default swaps with similar characteristics. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund also is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
Each Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and require that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.
Tax-Exempt Liquidity Protected Preferred Shares
Each Fund may invest in tax-exempt liquidity protected preferred shares (“LPP shares”) (or similar securities). LPP shares are issued by municipal bond funds (funds that principally invest in tax-exempt securities) and are generally designed to pay “exempt-interest dividends” (see “Tax Considerations”) that reset on or about every seven days in a remarketing process. Under this process, the holder of an LPP share generally may elect to tender the share or hold the share for the next dividend period by notifying the remarketing agent in connection with the remarketing for that dividend period. If the holder does not make an election, the holder will continue to hold the share for the subsequent dividend period at the applicable dividend rate determined in the remarketing process for that period. LPP shares possess an unconditional obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the LPP shares plus accrued dividends, all LPP shares that are subject to sale and not remarketed.
The applicable dividend rate for each dividend period typically will be the dividend rate per year that the remarketing agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the LPP shares in such remarketing and tendered to it on the remarketing date. If the remarketing agent is unable to remarket all LPP shares tendered to it and the liquidity provider is required to purchase the shares, the applicable dividend rate may be different. The maturity of LPP shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements. LPP shares generally are issued by registered and unregistered pooled investment vehicles that use the proceeds to purchase medium- and long-term investments to seek higher yields and for other purposes.
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LPP shares are subject to certain risks, including the following: since mid-February 2008, existing markets for remarketed and auction preferred securities generally have become illiquid and many investors have not been able to sell their securities through the regular remarketing or auction process. Although LPP shares provide liquidity protection through the liquidity provider, it is uncertain, particularly in the near term, whether there will be a revival of investor interest in purchasing securities sold through remarketings. There is also no assurance that a liquidity provider will be able to fulfill its obligation to purchase LPP shares subject to sell orders in remarketings that are not otherwise purchased because of insufficient clearing bids. If there are insufficient clearing bids in a remarketing and the liquidity provider is unable to meet its obligations to purchase the shares, a Fund may not be able to sell some or all of the LPP shares it holds. In addition, there is no assurance that the issuer of the LPP shares will be able to renew the agreement with the liquidity provider when its term has expired or that it will be able to enter into a comparable agreement with another suitable liquidity provider if such event occurs or if the liquidity agreement between the issuer and the liquidity provider is otherwise terminated.
Because of the nature of the market for LPP shares, a Fund may receive less than the price it paid for the shares if it sells (assuming it is able to do so) them outside of a remarketing, especially during periods when remarketing does not attract sufficient clearing bids or liquidity in remarketings is impaired and/or when market interest rates are rising. Furthermore, there can be no assurance that a secondary market will exist for LPP shares or that a Fund will be able to sell the shares it holds outside of the remarketings conducted by the designated remarketing agent at any given time.
A rating agency could downgrade the ratings of LPP shares held by a Fund or securities issued by a liquidity provider, which could adversely affect the liquidity or value in the secondary market of the LPP shares. It is also possible that an issuer of LPP shares may not earn sufficient income from its investments to pay dividends on the LPP shares. In addition, it is possible that the value of the issuer’s investment portfolio will decline due to, among other things, increases in long-term interest rates, downgrades or defaults on investments it holds and other market events, which would reduce the assets available to meet its obligations to holders of its LPP shares. In this connection, many issuers of LPP shares invest in non-investment grade bonds, also known as “junk bonds.” These securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed and such defaults will reduce the value of the securities they issue. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
In addition, LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments. LPP shares currently are issued in reliance on guidance provided by the SEC and a notice (which all taxpayers may rely on for guidance) and a handful of private letter rulings (which may be relied on as precedent only by the taxpayer(s) to whom they are addressed) issued by the Internal Revenue Service ("IRS"). It is possible that the SEC and/or the IRS could issue new guidance or rules that supersede and nullify all or a portion of the current guidance, which could adversely impact the value and liquidity of a Fund’s investment in LPP shares, the tax treatment of investments in LPP shares, and/or the ability of the Funds to invest in LPP shares.
Temporary Defensive Policy
Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Variable-Rate and Floating-Rate Securities
Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely
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cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
When-Issued and Delayed-Delivery Securities
Each Fund may invest in tax-exempt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund receives a commitment fee for delayed draws on loans. A Fund may sell these securities before the settlement date.
Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund thus may be changed without affecting those of any other Fund.
Each Fund:
(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
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(3) may not issue senior securities, except as permitted under the 1940 Act.
(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7) may not purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein.
With respect to each Fund’s concentration policy described above, the Fund applies that restriction to investments in a particular industry or group of industries.
With respect to each Funds' concentration policy described above, the Fund applies that restriction to investments in a particular industry or group of industries. Additionally, during normal market conditions, at least 80% of each Fund’s annual income will be excludable from gross income for federal income tax purposes.
Portfolio Transactions
The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders.
The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research and brokerage services to the Manager subject to obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager, it may tend to reduce the Manager’s costs.
The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. In evaluating the performance of the brokers and dealers, the Manager considers whether the broker-dealer has generally provided the Manager with the best overall terms available, which includes obtaining the best available price and most favorable execution. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager and Other Service Providers.
Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Manager acts as the investment adviser (including affiliates of the Manager). On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager’s other clients, the
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Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust. The tax-exempt securities market is typically a “dealer” market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer’s mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.
During the fiscal year ended March 31, 2021, the USAA Tax Exempt Long-Term Fund, the USAA Tax Exempt Intermediate-Term Fund, and the USAA Tax Exempt Short-Term Fund did not direct brokerage transactions to obtain research, analysis, advice, and similar services.
Brokerage Commissions
During the past fiscal year ended March 31, the Funds paid the following aggregate brokerage fees:
Fund	2021
USAA Tax Exempt Long-Term Fund	$ 1,200
USAA Tax Exempt Intermediate-Term Fund	$ 4,200
USAA Tax Exempt Short-Term Fund	$ 600
Portfolio Turnover Rates
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.
The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the USAA Tax Exempt Long-Term Fund's, USAA Tax Exempt Intermediate-Term Fund's, and USAA Tax Exempt Short-Term Fund’s portfolio appropriate in view of each Fund's investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. Each of the Funds may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.
For the last two fiscal years ended March 31, the Funds’ portfolio turnover rates were as follows:

FUND	2021	2020
USAA Tax Exempt Long-Term Fund	21%	24%
USAA Tax Exempt Intermediate-Term Fund	23%	26%
USAA Tax Exempt Short-Term Fund	66%	54%
The portfolio turnover for 2021 and 2020 would be 9% and 12%, respectively, for the USAA Tax Exempt Long-Term Fund, 13% and 12%, respectively, for the USAA Tax Exempt Intermediate-Term Fund, and 32% and 45%, respectively, for the USAA Tax Exempt Short-Term Fund, of the average value of its portfolio with the exclusion of variable-rate demand notes, with long-term maturities and one- or seven-day demand features, or put options.
Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 46 portfolios, three of which are described in this SAI.
The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund. Under the Master Trust Agreement, the Board is authorized to create new portfolios in addition to those already existing without shareholder approval.
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The Funds are series of the Trust and are diversified. The Funds formerly were series of USAA Tax Exempt Fund, Inc., a Maryland corporation, which began offering shares of the USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund in March 1982, and were reorganized into the Trust in August 2006. The USAA Tax Exempt Long-Term Fund, USAA Tax Exempt Intermediate-Term Fund, and USAA Tax Exempt Short-Term Fund offer four classes, one of which, Class Z is discussed in this SAI.
Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
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Conversions are not subject to the Funds' restrictions on short-term trading activity discussed under the section titled Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Tax Considerations
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017, and before January 1, 2026. The Tax Act makes changes to the tax rules affecting shareholders and the Funds, including various investments that the Fund may make. Investors are urged to consult their own tax advisors for more detailed information.
Taxation of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). If a Fund so qualifies, it will not be liable for federal income tax on its taxable net investment income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (or “QPTP”) (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) (a QPTP) (income requirement); (2) distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”). Furthermore, for a Fund to pay “exempt-interest dividends” (defined in the Funds' prospectus), at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax under Code section 103(a). Each Fund intends to continue to satisfy these requirements.
If a Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirement and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of exempt-interest dividends and net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (“QDI”), which is subject to federal income tax at the lower rates for net capital gain (see below). In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, the Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as income earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. Accrued OID with respect to tax-exempt obligations generally will be excluded from a Fund’s taxable income, although that discount will be included in its gross income for purposes of the income requirement and will be added to the adjusted tax basis in those obligations for purposes of determining gain or loss upon sale or at maturity. Generally, the accrual amount of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest.
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A Fund may purchase debt securities at a market discount. A market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued OID, if any. Each Fund intends to defer recognition of accrued market discount on a security until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.
A Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium on tax-exempt securities must be amortized to the maturity date, but no deduction is allowed for the premium amortization. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures a Fund derives with respect to its business of investing in securities will be treated as qualifying income under the income requirement.
Certain futures contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which a Fund invests—will be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Taxation of the Shareholders
Shareholders who are recipients of Social Security or railroad retirement benefits should be aware that exempt-interest dividends received from a Fund are includable in their “modified adjusted gross income” for purposes of determining the amount of those benefits, if any, that are required to be included in their gross income.
If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, options, futures, other derivatives, securities of investment companies that pay distributions other than exempt-interest dividends, or otherwise under the circumstances described in the Funds' prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and will not qualify for the 15% and 20% maximum federal income tax rates on certain dividends applicable to individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its individual shareholders at those rates to the extent they are attributable to net capital gain. Under the Tax Act, interest paid on a bond issued after December 31, 2017, to advance refund another bond is subject to federal income tax.
All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.
Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending on the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above. Any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a
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shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If a shareholder receives an exempt-interest dividend with respect to any Fund share held for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of the amount of that dividend. Similarly, if a shareholder of a Fund receives a distribution of net capital gain and redeems or exchanges that Fund’s shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.
A Fund may invest in private activity bonds (“PABs”). Except as noted in the following sentence, interest on certain PABs is a tax preference item (a “Tax Preference Item”) for purposes of the federal alternative minimum tax (“AMT”), although that interest continues to be excludable from federal gross income. Bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs and the interest thereon thus will not be a Tax Preference Item. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Opinions relating to the validity of tax-exempt securities and the excludability of interest thereon from gross income for federal income tax purposes are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Funds' counsel makes any review of the basis for such opinions.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011, (“Covered Shares”) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
State and Local Taxes
The exemption of interest income and exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident but generally are subject to tax on distributions of income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.
*  *  *  *  *
The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Management of the Trust
The Board consists of nine Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (the “Interested Trustees.”) Prior to July 2, 2021, Mr. Dan McNamara was deemed an “interested person” due to his previous position as Director of AMCO, the
21

former investment adviser of the Funds. Effective July 2, 2021, Mr. Dan McNamara became an Independent Trustee to the Funds. Mr. Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. Mr. Boyce, the Chairman of the Board, has been designated a Lead Independent Trustee. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Chairman and Lead Independent Trustee may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees in the absence of the Chairman. The Chairman and Lead Independent Trustee participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Chairman and Lead Independent Trustee will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Chairman and Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustees provide the Board with the Manager’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from the Manager.
The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
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Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustees and Officers
Set forth below are the Independent Trustees and the Interested Trustee, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders. The mailing address of the Trustees is 15935 La Cantera Parkway, San Antonio, TX 78256.
Independent Trustees
Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager.	46	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years.	46	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06).	46	None
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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012
Trustee, President, and Vice Chairman of
USAA ETF Trust (6/17-6/19); President of
Financial Advice & Solutions Group
(FASG), USAA (02/13-03/21); Director of
USAA Asset Management Company
(AMCO), (08/11-06/19); Chairman of Board
of AMCO (04/13/-06/19); Director of USAA
Investment Services Company (ISCO)
(formerly USAA Investment Management
Company) (09/09-03/21); Chairman of
Board of ISCO (04/13-12/20); President and
Director of USAA Shareholder Account
Services (SAS) (10/09-06/19); Chairman of
Board of SAS (04/13/-06/19); Senior Vice
President of USAA Financial Planning
Services Insurance Agency, Inc. (FPS)
(04/11-03/21); Director and Vice Chairman
of FPS (12/13-03/21); President and Director
of USAA Investment Corporation (ICORP)
(03/10-03/21); Chairman of Board of ICORP
(12/13-03/21); Director of USAA Financial
Advisors, Inc. (FAI) (12/13-03/21);
Chairman of Board of FAI (3/15-03/21).
				46	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996.	46	None
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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017
Director, Elta North America
(01/18-present), which is a global leader in
the design, manufacture, and support of
innovative electronic systems in the ground,
maritime, airborne, and security domains for
the nation’s warfighters, security personnel,
and first responders; Managing Partner,
Pioneer Partnership Development Group
(12/15-present); Executive Director, The
Union League Club of New York
(06/14-11/15); Executive Vice President, Air
Force Association (08/12-05/14); Lieutenant
General, United States Air Force
(01/08-06/12). Lieutenant General Newton
(Ret.) served 34 years of active duty in the
United States Air Force. Lt. Gen. Newton
retired as the Assistant Vice Chief of Staff
and Director of Air Staff at the Headquarters
of the U.S. Air Force where he was
responsible for overseeing the administration
and organization of the Air Staff, which
develops policies, plans and programs,
establishes requirements, and provides
resources to support the Air Force’s mission.
Lt. Gen. Newton is a graduate of the
United States Air Force Academy, Webster
University, and The National War College.
				46	PredaSAR Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12).	46	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	46	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director.
Interested Trustee
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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
David C. Brown (May 1972)	Trustee	Trustee since July 2019
Chairman and Chief Executive Officer
(2013-present), Co-Chief Executive Officer,
(2011-2013), Victory Capital
Management Inc.; Chairman and Chief
Executive Officer (2013-present), Victory
Capital Holdings, Inc.
				46 portfolios within the Trust;41 portfolios within the Victory Portfolios, 26 series within the Victory Portfolios II, and 8 series within the Victory Variable Insurance Funds	None
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Funds' shareholders.
The following summarizes the experience and qualifications of the Trustees.
•  Jefferson C. Boyce. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  David C. Brown. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.
•  Dawn M. Hawley. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over six years’ experience as a Board member of the USAA Mutual Funds.
•  Robert L. Mason. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 24 years’ experience as a Board member of the USAA Mutual Funds.
•  Daniel S. McNamara. Mr. Dan McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.
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•  Paul L. McNamara. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over eight years’ experience as a Board member of the USAA Mutual Funds. Paul L. McNamara is of no relation to Daniel S. McNamara.
•  Richard Y. Newton, III. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over three years’ experience as a Board member of the USAA Mutual Funds.
•  Barbara B. Ostdiek. Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 13 years’ experience as a Board member of the USAA Mutual Funds.
•  John C. Walters. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk.
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.
Officers of the Trust
Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Chris Dyer (February 1962)	President	July 2019	Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present).
Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present); Senior Analyst, Fund Administration, Victory Capital Management Inc. (2005-2015).
James K. De Vries (April 1969)	Treasurer	March 2018
Executive Director, Victory Capital
Management Inc. (7/1/19-present); Executive
Director, Investment and Financial
Administration, USAA (2012-6/30/19);
Assistant Treasurer, USAA Mutual Funds
Trust (2013-2018). Mr. De Vries also serves
as the Funds’ Principal Financial Officer.

Erin Wagner (February 1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present).
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Deputy Chief Compliance Officer	July 2021	Sr. Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA Mutual Funds. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: Audit and Compliance Committee, Product Management and Distribution Committee, Corporate Governance Committee, and Investments Committee. The duties of these four Committees and their membership are as follows:
•  Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee.
•  Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as the Manager’s selection of subadvisers; oversees the distribution and marketing of the Funds; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. The Product Management and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee.
•  Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee is comprised of all Independent Trustees, with Mr. P. McNamara serving as the chair of the Committee.
•  Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee.
During the Funds' most recent fiscal year ended March 31, 2021, the Board held meetings five times. The Audit and Compliance Committee held four meetings; the Product Management and Distribution Committee held four meetings; the Corporate Governance Committee held four meetings; and the Investments Committee held four meetings.
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There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Mutual Funds overseen by the Trustees as of the calendar year ended December 31, 2020. As of June 30, 2021, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Beneficial Ownership of Shares of All Series of the USAA Mutual Fund Complex
Interested Trustee
David C. Brown	None	None
Independent Trustees
Jefferson C. Boyce	USAA Tax Exempt Intermediate-Term Fund: $10,001-$50,000	$10,001-$50,000
Dawn Hawley	None	Over $100,000
Robert L. Mason, Ph.D.	USAA Tax Exempt Intermediate-Term Fund: $10,001-$50,000	Over $100,000
Daniel S. McNamara	USAA Tax Exempt Intermediate-Term Fund: Over $100,000 USAA Tax Exempt Short-Term Fund: $0-$10,000	Over $100,000
Paul L. McNamara	None	Over $100,000
Richard Y. Newton, III	None	$0-$10,000
Barbara B. Ostdiek, Ph.D.	None	$10,001-$50,000
John C. Walters	None	Over $100,000
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2021.

Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Mutual Funds (b)
Interested Trustee
David C. Brown	None (a)	None (a)
Independent Trustees
Jefferson C. Boyce	$7,274	$340,000
Dawn Hawley	$6,226	$291,000
Robert L. Mason, Ph.D.	$5,883	$275,000
Daniel S. McNamara	None (c)	None (c)
Paul L. McNamara	$6,140	$287,000
Richard Y. Newton III	$5,883	$275,000
Barbara B. Ostdiek, Ph.D.	$6,140	$287,000
John C. Walters	$6,140	$287,000
(a)
David C. Brown is affiliated with the Trust’s investment adviser, Victory Capital. Accordingly, he receives no remuneration from the Trust or any other fund of the USAA Mutual Funds Complex.
(b)
At March 31, 2021, the USAA Mutual Fund Complex consisted of one registered investment company offering 46 individual funds.
(c)
Effective July 2, 2021, Daniel S. McNamara became an Independent Trustee.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed
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through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of June 30, 2021, there were no control persons of the Funds.
Principal Shareholders
As of June 30, 2021, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below.

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Tax Exempt Intermediate-Term Fund Class Z	VICTORY CAPITAL MANAGEMENT INC. 4900 TIEDEMAN ROAD 4TH FLOOR C/O CATHY SAVVAS CONTROLLER BROOKLYN, OH 44144	100.00%	Record
USAA Tax-Exempt Long Term Fund Shares	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO, CA 94105	27.62%	Record
USAA Tax-Exempt Intermediate Term Fund Shares	CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO, CA 94105	40.25%	Record
USAA Tax-Exempt Intermediate Term Fund Shares	NATIONAL FINANCIAL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.05%	Record
USAA Tax-Exempt Short-Term Fund Shares	CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO, CA 94105	26.21%	Record
USAA Tax-Exempt Short-Term Fund Shares	NATIONAL FINANCIAL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	9.87%	Record
USAA Tax-Exempt Short-Term Fund Shares	TD AMERITRADE PO BOX 2226 OMAHA, NE 68103-2226	6.48%	Record
USAA Tax-Exempt Short-Term Fund Shares	MUIR CO C/O FROST BANK TRUST DEPT PO BOX 2950 SAN ANTONIO TX 78299-2950	6.36%	Record
USAA Tax-Exempt Long Term Fund Institutional Shares	UBS Financial Services Inc. c/o Central Deposit/Mutual Funds 100 Harbor Blvd 7th Floor A/C YY011410610 Weehawken, NJ 07086-6727	37.65%	Record
USAA Tax-Exempt Long Term Fund Institutional Shares	Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	11.40%	Record
USAA Tax-Exempt Long Term Fund Institutional Shares	Susan J. Dewan TOD 6970 W Harness Ln Columbus, IN 47201-8733	10.75%	Beneficial
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Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Tax-Exempt Long Term Fund Institutional Shares	CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO, CA 94105	6.26%	Record
USAA Tax-Exempt Long Term Fund Institutional Shares	Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	6.06%	Record
USAA Tax-Exempt Intermediate Term Fund Institutional Shares	CHARLES SCHWAB 211 MAIN STREET SAN FRANCISCO, CA 94105	81.25%	Record
USAA Tax-Exempt Intermediate Term Fund Institutional Shares	Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131-3729	11.71%	Record
USAA Tax-Exempt Short Term Fund Institutional Shares	Merrill Lynch, Pierce, Fenner & Smith Attn: Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	36.16%	Record
USAA Tax-Exempt Short Term Fund Institutional Shares	Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131-3729	26.71%	Record
USAA Tax-Exempt Short Term Fund Institutional Shares	UBS Financial Services Inc. c/o Central Deposit/Mutual Funds 100 Harbor Blvd 7th Floor A/C YY011410610 Weehawken, NJ 07086-6727	9.68%	Record
USAA Tax-Exempt Short Term Fund Institutional Shares	Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	7.49%	Record
USAA Tax-Exempt Short Term Fund Institutional Shares	Raymond James Financial Services, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	6.83%	Record
USAA Tax-Exempt Long Term Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	56.81%	Record
USAA Tax-Exempt Long Term Fund Class A	E*TRADE SECURITIES LLC PO BOX 484 JERSEY CITY, NJ 07303	18.83%	Record
USAA Tax-Exempt Long Term Fund Class A	Merrill Lynch, Pierce, Fenner & Smith Attn: Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	12.27%	Record
USAA Tax-Exempt Long Term Fund Class A	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	6.68%	Record
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Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Tax-Exempt Intermediate Term Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	62.81%	Record
USAA Tax-Exempt Intermediate Term Fund Class A	Merrill Lynch, Pierce, Fenner & Smith Attn: Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	9.66%	Record
USAA Tax-Exempt Intermediate Term Fund Class A	Edward D. Jones & Co., L.P. 12555 Manchester Road St. Louis, MO 63131-3729	9.01%	Record
USAA Tax-Exempt Intermediate Term Fund Class A	UBS FINANCIAL SERVICES 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.04%	Record
USAA Tax-Exempt Intermediate Term Fund Class A	LPL FINANCIAL OMNIBUS 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	5.68%	Record
USAA Tax-Exempt Short Term Fund Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	88.60%	Record
1
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”
The Trust’s Manager and Other Service Providers
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of June 30, 2021, Victory Capital managed assets totaling in excess of $161.9 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Manager is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.
For these services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees
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who are not interested persons (not affiliated) of the Manager; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2022, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice and will automatically terminate in the event of its assignment (as defined by the 1940 Act).
The Manager has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed a certain amount for each Fund through at least June 30, 2023. The Manager is permitted to recoup any reimbursed expenses for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Funds’ Board of Trustees.
Prior to July 1, 2019, AMCO served as the investment adviser to the Fund. For the fiscal year ended March 31, 2019, and the period of April 1, 2019 to June 30, 2019, the Funds paid AMCO advisory fees as follows:
Fund	2020	2019
USAA Tax Exempt Long-Term Fund	$ 1,672,878	$ 6,511,803
USAA Tax Exempt Intermediate-Term Fund	$ 3,367,358	$ 14,867,506
USAA Tax Exempt Short-Term Fund	$ 1,033,217	$ 4,482,838
For the fiscal year ended March 31, 2021, and for the period of July 1, 2019 to March 31, 2020, the Funds paid advisory fees to Victory Capital in the following amounts:
Fund	2021	2020
USAA Tax Exempt Long-Term Fund	$ 6,620,552	$ 5,262,106
USAA Tax Exempt Intermediate-Term Fund	$ 14,810,691	$ 10,614,644
USAA Tax Exempt Short-Term Fund	$ 3,745,209	$ 2,962,728
The management fees for the Funds are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will be added to or subtracted from the base investment management fee depending upon the performance of the relevant share class relative to its relevant index. The USAA Tax Exempt Long-Term Fund’s performance will be measured relative to that of the Lipper General and Insured Municipal Debt Fund Index, the USAA Tax ExemptIntermediate-Term Fund’s performance will be measured relative to that of the Lipper Intermediate Municipal Debt Funds Index, and the USAA Tax Exempt Short-Term Fund’s performance will be measured relative to that of the Lipper Short Municipal Debt Fund Index. Victory Capital will charge only the base fee (with no performance adjustments) for a period of 12 months following the effectiveness of the Advisory Agreement while Victory Capital develops a performance record for the applicable Funds.
The Manager has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) of the Class Z shares do not exceed 0.00% for an indefinite term. This arrangement may only be terminated with the approval of the Fund's Board of Trustees. Since Class Z shares for the USAA Tax Exempt Long-Term Fund and USAA Tax Exempt Short-Term Fund had not commenced operations before this SAI, no amounts have been waived or reimbursed for the share class.
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Computing the Performance Adjustment
For any month, the base investment management fee for the Class Z Shares of each Fund will equal the share class average daily net assets for that month multiplied by the annual base investment management fee rate for the relevant share class, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of each Fund's relevant Lipper index over the same time period. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
The performance period consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

USAA Tax Exempt Long-Term Fund
USAA Tax Exempt Intermediate-Term Fund
USAA Tax Exempt Short-Term Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

	Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918	$ 221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$ 263,568	$ 221,918	$ 193,868	$ 256,768	$ 180,268	$ 221,918
(a)
Average annual performance over a 36-month period
(b)
In basis points 1/100th of a percent
(c)
Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
The Funds' Class Z shares measure their investment performance by comparing the beginning and ending redeemable value of an investment in the share class during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within each of the General & Insured Municipal Debt Fund Index, the Municipal Debt Funds Index, and the Short Municipal Debt Fund
34

Index. Because the adjustment to the base investment management fee is based upon each share class performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the share class performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of each share class is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund.
For the fiscal period ended March 31, 2021, the Victory Capital reimbursed the Funds as follows:
Fund	2021
USAA Tax Exempt Intermediate-Term Fund Class Z	$ 1,292
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board. Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semiannual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement Class Z shares do not pay any fee to Victory Capital.
Sub-Administrator and Sub-Fund Accountant
Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), Victory Portfolios II (“VPII”), and Victory Variable Insurance Funds (“VVIF”), Victory Capital pays Citi a fee, computed daily and paid monthly, at the following annual rates: 0.011% of the first $50 billion of aggregate net assets of the Trust, VP, VPII, and VVIF net assets; plus 0.01% of aggregate net assets of Trust, VP, VPII, and VVIF net assets from $50 billion to $100 billion; plus 0.0085% of aggregate net assets of the Trust, VP, VPII, and VVIF net assets from $100 billion to $125 billion; plus 0.0065% of aggregate Trust, VP, VPII, and VVIF net assets in excess of $125 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. Additional fees apply for providing certain services relating to implementing the new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act. In addition, the Trust, VP, VPII, and VVIF reimburse Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.
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The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, N-MFP, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, San Antonio, Texas 78256, an affiliate of the Manager, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.
For its services under the Transfer Agency Agreement, the Class Z shares do not pay any fee to the Transfer agent.
However, the Transfer Agent is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses specifically allocated to the Funds that are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third-party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third-party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, the Manager, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
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Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Manager, for exclusive underwriting and distribution of the Funds' shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Class A shares.
Compliance and Legal Services
In addition to the services provided under the Funds' Administration Agreement, AMCO also provided certain tax, compliance, and legal services for the benefit of the Funds. The Board has approved the reimbursement for certain of these expenses incurred by AMCO. Victory Capital became the investment adviser to the USAA Funds on July 1, 2019. For the fiscal year ended March 31, 2019, and the period of April 1, 2019, to June 30, 2019, the Funds reimbursed AMCO for tax, compliance, and legal services as follows:

Fund	2020	2019
USAA Tax Exempt Long-Term Fund	$ 3,558	$ 17,710
USAA Tax Exempt Intermediate-Term Fund	$ 7,181	$ 34,871
USAA Tax Exempt Short-Term Fund	$ 2,252	$ 11,512
Compliance Services
Effective July 1, 2019, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
The Funds paid Victory Capital for compliance services for the fiscal year ended March 31, 2021, and for the period of July 1, 2019 to March 31, 2020, as follows:
Fund	2021	2020
USAA Tax Exempt Long-Term Fund	$ 15,498	$ 11,116
USAA Tax Exempt Intermediate-Term Fund	$ 31,760	$ 22,385
USAA Tax Exempt Short-Term Fund	$ 8,089	$ 6,290
Codes of Ethics
Each of the Trust, the Manager, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Manager Code of Ethics applies to all Access Personnel (the Manager’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Manager’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code of Ethics also requires all Access Personnel (and, in the Manager Code of Ethics, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
Distribution and Service Plans
Other Compensation to Financial Intermediaries
The Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of a Fund and for services to the shares of a Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to a Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment
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in the Funds and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, including a Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and may help defray or compensate the financial intermediary for the costs associated with offering a Fund.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of a Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons. The amount of any payments is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of a Fund. In addition, certain financial intermediaries may have access to certain services from Manager or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds, which do not make such payments or which make lower such payments. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
USAA is a party to agreements with Victory Capital that provide compensation to USAA in connection with making referrals of USAA Members to the USAA Mutual Funds, the VictoryShares USAA ETF Funds, and the USAA 529 College Savings Plan managed by Victory Capital.
The Manager and its affiliates do not pay any service, distribution, or administrative fees to financial intermediaries for services provided to the Z Shares and their shareholders.
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Portfolio Manager Disclosure
USAA INVESTMENTS, A Victory Capital Investment Franchise
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended March 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Regina Conklin	9 / $11,146.01	--	--	7 / $11,048.63	--	--
Andrew Hattman	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Lauren Spalten	12 / $14,276.21	--	--	7 / $11,048.63	--	--
Conflicts of Interest
The Manager’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Manager has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Manager has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Manager’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Manager’s compliance program will achieve its intended result.

Portfolio Manager	Fund	Benchmark(s)
Regina Conklin	USAA Tax Exempt Long-Term Fund	Lipper General & Insured Municipal Debt Index
	USAA Tax Exempt Intermediate-Term Fund	Lipper Intermediate Municipal Debt Funds Index
	USAA Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Index
Andrew Hattman	USAA Tax Exempt Long-Term Fund	Lipper General & Insured Municipal Debt Index
	USAA Tax Exempt Intermediate-Term Fund	Lipper Intermediate Municipal Debt Funds Index
	USAA Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Index
Lauren Spalten	USAA Tax Exempt Long-Term Fund	Lipper General & Insured Municipal Debt Index
	USAA Tax Exempt Intermediate-Term Fund	Lipper Intermediate Municipal Debt Funds Index
	USAA Tax Exempt Short-Term Fund	Lipper Short Municipal Debt Index
Compensation
The Manager has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Manager’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Manager attract and retain high-quality investment professionals, and (3) contribute to the Manager’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Manager receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Manager monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided
39

by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the USAA Investment franchise may earn incentive compensation based on a percentage of the Manager’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Manager, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Manager’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
The Manager’s portfolio managers may participate in the equity ownership plan of the Manager’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Portfolio Ownership: As of the fiscal year ended March 31, 2021, the portfolio managers beneficially owned shares of the Funds they managed as follows:

Portfolio Manager	Fund	Dollar Range
Regina Conklin	USAA Tax Exempt Long-Term Fund	over $1,000,000
	USAA Tax Exempt Intermediate-Term Fund	over $1,000,000
	USAA Tax Exempt Short-Term Fund	$500,001-$1,000,000
Andrew Hattman	USAA Tax Exempt Long-Term Fund	$50,001-$100,000
	USAA Tax Exempt Intermediate-Term Fund	$100,001-$500,000
	USAA Tax Exempt Short-Term Fund	$10,001-$50,000
Lauren Spalten	USAA Tax Exempt Long-Term Fund	None
	USAA Tax Exempt Intermediate-Term Fund	None
	USAA Tax Exempt Short-Term Fund	None
Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each USAA Mutual Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the USAA Mutual Funds, the general policy of the USAA Mutual Funds is not to disclose any portfolio holdings of the USAA Mutual Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e.,annual and semi annual reports) and Form N-PORT (i.e., fund portfolio holdings reports), and any portfolio holdings made available on the Fund’s website, VictoryFunds.com. This general policy shall not apply, however, in the following instances:
• Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
• Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
• As disclosed in this SAI; and
• As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the USAA Mutual Fund must have a legitimate business purpose for doing so, and neither the USAA Mutual Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the USAA Mutual Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a USAA Mutual Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may
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be used by the USAA Mutual Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
Each USAA Mutual Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each USAA Mutual Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Markit); (7) financial statement service providers (e.g., Toppan Merrill and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a USAA Mutual Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on VictoryFunds.com, must submit its request in writing to the USAA Mutual Funds’ Chief Compliance Officer (“CCO”), or USAA Mutual Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.
Each Fund intends to post its annual and semi annual reports and quarterly schedules of portfolio holdings on VictoryFunds.com (which typically occurs approximately 60 days after the end of each fiscal quarter). Each Fund intends to post its quarterly portfolio holdings on VictoryFunds.com (which typically occurs approximately 15 calendar days after each calendar quarter and five days in the case of money market funds). In addition, each Fund intends to post its top 10 holdings on VictoryFunds.com 10 days following the end of each month. Monthly portfolio disclosures are filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.
Approximately 31 days after the end of each month, each Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after each Fund's top holdings are made available on VictoryFunds.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.
In order to address potential conflicts of interest between the interests of each USAA Mutual Fund’s shareholders, on the one hand, and the interests of the USAA Mutual Funds’ Manager, principal underwriter, or certain affiliated persons, on the other, the USAA Mutual Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each USAA Mutual Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Mutual Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
General Information
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 111 West Houston Street, Suite 1901, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund.
Appendix A – Tax-Exempt Securities and their Ratings
Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways,
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hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.
The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are judged to be medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and typically are in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s State and Tax Exempt Notes
MIG-1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Commercial Paper
Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

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• Leading market positions in well-established industries.
• High rates of return on funds employed.
• Conservative capitalization structures with moderate reliance on debt and ample asset protection.
• Broad margins in earning coverage of fixed financial charges and high internal cash generation.
• Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P Tax-Exempt Notes
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
S&P Commercial Paper
A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
USAA-TEF-Z SAI (08/21)
45

USAA MUTUAL FUNDS TRUST
PART C. OTHER INFORMATION
Exhibits
(a)	(i)
USAA Mutual Funds Trust Third Amended and Restated Master Trust Agreement dated September 22, 2015, is incorporated herein by reference to Exhibit (a)(i) of Post-Effective Amendment No. 127 to Registrant's Registration
Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on July 28, 2016 (hereinafter referred to as PEA 127).

(a)	(ii)	USAA Mutual Funds Trust Fourth Amended and Restated Master Trust Agreement dated February 25, 2016, is incorporated herein by reference to Exhibit (a)(ii) of PEA 127.
(b)	(i)	Second Amended and Restated By-Laws dated September 22, 2015, is incorporated herein by reference to Exhibit (b)(i) of PEA 127.
(c)		None other than provisions contained in Exhibits (a)(i), (a)(ii), and (b)(i) above.
(d)	(i)
Investment Advisory Agreement between USAA Mutual Funds Trust and Victory Capital Management Inc. (“VCM”)
is incorporated herein by reference to Exhibit (D) of Post-Effective Amendment No. 166 to Registrant's Registration
Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on July 1, 2019 (hereinafter referred to as PEA 166).

(d)	(ii)
Investment Subadvisory Agreement between VCM and Loomis Sayles dated July 1, 2019, is incorporated herein by reference to Exhibit (D) of Post-Effective Amendment No. 174 to Registrant's Registration Statement on Form
N-1A (File No. 811-7852), electronically filed with the SEC on November 27, 2019, (hereinafter referred to as PEA
174).

(d)	(iii)	Investment Subadvisory Agreement between VCM and Wellington Management dated July 1, 2019, is incorporated herein by reference to Exhibit (D) of PEA 174.
(d)	(iv)	Investment Subadvisory Agreement between VCM and Granahan Investment Management, Inc. dated July 1, 2019, is incorporated herein by reference to Exhibit (d) of PEA 174.
(d)	(v)	Investment Subadvisory Agreement between VCM and Lazard Asset Management dated July 1, 2019, is incorpo- rated herein by reference to Exhibit (D) of PEA 174.
(d)	(vi)	Investment Subadvisory Agreement between VCM and Northern Trust Investments, N.A. dated July 1, 2019, is incorporated herein by reference to Exhibit (D) of PEA 174.
(d)	(vii)
Letter Agreement Advisory Fee Waiver for Managed Allocation Fund, is incorporated herein by reference to Exhibit
(D) of Post-Effective Amendment 185 to Registrant's Registration Statement on Form N-1A (File No. 811-7852),
electronically filed with the SEC on November 25, 2020, (hereinafter referred to as PEA 185).

(e)	(i)	Distribution Agreement between USAA Mutual Funds Trust and Victory Capital Advisers, Inc. is incorporated herein by reference to Exhibit (E) of PEA 166.
(f)		Not Applicable
(g)	(i)	Global Custodial Services Agreement USAA Mutual Funds Trust is incorporated herein by reference to Exhibit (G) of PEA 166.
(h)	(i)	Transfer Agency Agreement is incorporated herein by reference to Exhibit (H) of PEA 166.
(h)	(ii)
Amendment No. 1 to Transfer Agency Agreement is incorporated herein by reference to Exhibit (H) of Post-
Effective Amendment No. 181 to Registrant’s Registration on Form N-1A (File No. 811-7852), electronically filed with the SEC on June 29, 2020 (hereinafter referred to as PEA 181).

(h)	(iii)	Fund Administration, Servicing and Accounting Agreement is incorporated herein by reference to Exhibit (H) of PEA 166.
(h)	(iv)	Amendment No. 1 to Fund Administration, Servicing and Accounting Agreement is incorporated herein by reference to Exhibit (H) of PEA 181.
(h)	(v)
Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form
N-1A (File No. 811-7852), electronically filed with the SEC on September 29, 2006 (hereinafter referred to as PEA
21).

(h)	(vi)	Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust is incorporated herein by reference to Exhibit (h)(iv) of PEA 21.
(h)	(vii)	Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. is incorporated herein by reference to Exhibit (h)(v) of PEA 21.
(h)	(viii)
Global Securities Lending Agency Agreement dated February 14, 2017, is incorporated herein by reference to
Exhibit (H)(XXX) of Post-Effective Amendment No. 148 to Registrant's Registration Statement on Form N-1A (File
No. 811-7852), electronically filed with the SEC on November 27, 2017 (hereinafter referred to as PEA 148).

(h)	(ix)	Amendment No. 1 to Global Lending Agency Agreement dated August 10, 2017, is incorporated herein by reference to Exhibit (H)(XXXI) of PEA 148.
(h)	(x)
Amendment No. 2 to Global Lending Agency Agreement dated October 19, 2017, Amendment No. 1 to Global
Lending Agency Agreement dated August 10, 2017, is incorporated herein by reference to Exhibit (H)(XXXII) of
PEA 148.

(h)	(xi)	Expense Limitation Agreement Amended and Restated May 1, 2021, and Schedule A dated July 1, 2019, as revised December 11, 2020 (filed herewith).
(h)	(xii)	Amendment No. 2 to Transfer Agency Agreement is incorporated herein by reference to Exhibit (H)(XV) of PEA 188.
(h)	(xiii)	Amendment No. 2 to Fund Administration, Servicing and Accounting Agreement is incorporated herein by reference to Exhibit (H)(XVI) of PEA 188.
(h)	(xiv)
Expense Limitation Agreement for Class Z shares is incorporated herein by reference to Exhibit (h) of Post-Effective
Amendment No. 187 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on February 58, 2021 (hereinafter referred to as PEA 187).

(i)	(i)	Opinion and Consent of Counsel with respect to the USAA Mutual Funds Trust May 31 fiscal year end funds and all relevant share classes in incorporated herein by reference to Exhibit (I) of PEA 184.
(i)	(ii)	Opinion and Consent of Counsel with respect to the USAA Mutual Funds Trust July 31 fiscal year end funds and all relevant share classes is incorporated herein by reference to Exhibit (I) of PEA 185.
(i)	(iii)
Opinion and Consent of Counsel with respect to the USAA Mutual Funds Trust December 31 fiscal year end funds and all relevant share classe s is incorporated herein by reference to Exhibit (I) of PEA 188.

(i)	(iv)	Opinion and Consent of Counsel with respect to the USAA Mutual Funds Trust March 31 fiscal year end funds and all relevant share classes (filed herewith).
(j)	(i)	Consent of Independent Registered Public Accounting Firm with respect to the USAA Mutual Funds Trust May 31 fiscal year end funds is incorporated herein by reference to Exhibit (J) of PEA 184.
(j)	(ii)	Consent of Independent Registered Public Accounting Firm with respect to the USAA Mutual Funds Trust July 31 fiscal year end funds is incorporated herein by reference to Exhibit (J) of PEA 185.
(j)	(iii)	Consent of Independent Registered Public Accounting Firm with respect to the USAA Mutual Funds Trust Decem- ber 31 fiscal year end funds is incorporated herein by reference to Exhibit (J) of PEA 188.
(j)	(iv)	Consent of Independent Registered Public Accounting Firm with respect to the USAA Mutual Funds Trust March 31 fiscal year end funds (filed herewith).
(j)	(v)
Consent of Independent Registered Public Accounting Firm with respect to the Class Z shares for the Income Fund,
Tax Exempt Long-Term Fund, Tax Exempt Intermediate-Term Fund, and Tax Exempt Short-Term Fund is incorpo-
rate herein by reference to Exhibit (J) of PEA187.

Subscriptions and Investment Letters
(l)	(i)
Subscription and Investment Letter for Global Opportunities Fund is incorporated herein by reference to Exhibit (l)
of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File No. 811-7852),
electronically filed with the SEC on September 26, 2008 (hereinafter referred to as PEA 40).

(l)	(ii)
Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retire-
ment 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund is incorporated herein by refer-
ence to Exhibit (l) of PEA 40.

(l)	(iii)
Subscription and Investment Letter for Managed Allocation Fund is incorporated herein by reference to Exhibit (L)
of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File No. 811-7852),
electronically filed with the SEC on February 26, 2010.

(l)	(iv)
Subscription and Investment Letter for Ultra Short-Term Bond Fund and Real Return Fund is incorporated herein by reference to Exhibit (L) of Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A
(File No. 811-7852), electronically filed with the SEC on November 24, 2010.

(l)	(v)
Subscription and Investment Letter for Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund,
Cornerstone Aggressive Fund, and Cornerstone Equity Fund is incorporated herein by reference to Exhibit (L) of
Post-Effective Amendment No. 78 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), elec-
tronically filed with the SEC on July 27, 2012.

(l)	(vi)
Subscription and Investment Letter for Flexible Income Fund (Fund Shares, Adviser Shares and Institutional Shares)
and Target Retirement 2060 Fund dated July 12, 2013, is incorporated herein by reference to Exhibit (L) of Post-
Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electroni-
cally filed with the SEC on July 26, 2013.

(l)	(vii)
Subscription and Investment Letter for Target Managed Allocation Fund and Global Equity Income Fund (Fund
Shares and Institutional Shares) dated August 7, 2015, is incorporated herein by reference to Exhibit (L) of Post-
Effective Amendment No. 124 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electroni-
cally filed with the SEC on April 29, 2016.

(m)	(i)
12b-1 Plans is incorporated herein by reference to Exhibit (M) of Post-Effective Amendment No. 53 to Registrant's
Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on May 28, 2010.

(m)	(ii)
Amended Schedule A Pursuant to 12b-1 Plans. 12b-1 Plans is incorporated herein by reference to Exhibit (M) of
Post-Effective Amendment No. 155 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), elec-
tronically filed with the SEC on August 15, 2018 (hereinafter referred to as PEA 155).

(m)	(iii)	Amended and Restated Distribution and Service Plan Class A Shares is incorporated herein by reference to Exhibit (M) of PEA 181.
(m)	(iv)	Distribution and Service Plan Class C Shares is incorporated herein by reference to Exhibit (M) of PEA 181.
18f-3 Plans
(n)	(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 USAA Mutual Funds Trust as of June 10, 2021 (filed herewith).
Code of Ethics
(p)	(i)	Victory Capital Management Inc., Effective January 1, 2021, is incorporated herein by reference to Exhibit (p)(i) of PEA 187 .
(p)	(ii)	USAA Mutual Funds Trust dated July 1, 2019 is incorporated herein by reference to Exhibit (p)(ii) of PEA 187.
(p)	(iii)	Northern Trust Investments dated March 31, 2021 (filed herewith).
(p)	(iv)
Wellington Management Company LLP dated April 30, 2017, is incorporated herein by reference to Exhibit (P) of
Post-Effective Amendment No. 143 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), elec-
tronically filed with the SEC on July 28, 2017.

(p)	(v)
Loomis, Sayles & Company, L.P. dated April 18, 2018 is incorporated herein by reference to Exhibit (P)(V) of Post-
Effective Amendment No. 158 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electroni-
cally filed with the SEC on September 27, 2018 (hereinafter referred to as PEA 158).

(p)	(vi)
Granahan Investment Management, Inc., October 25, 2013, is incorporated herein by reference to Exhibit (P) of
Post-Effective Amendment No. 101 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), elec-
tronically filed with the SEC on July 27, 2014.

(p)	(vii)	Lazard Asset Management dated April 1, 2016, is incorporated herein by reference to Exhibit (p)(xv) of PEA 127
Powers of Attorney
(q)	(i)
Powers of Attorney for Christopher K. Dryer, Robert L. Mason, Barbara B. Ostdiek, Paul L. McNamara, Dawn M.
Hawley, Jefferson C. Boyce, Richard Y. Newton, III, Daniel S. McNamara, and James K. De Vries dated June 13,
2019, is incorporated herein by reference to Exhibit (Q) of PEA 166.

(q)	(ii)	Power of Attorney for David C. Brown dated July 10, 2019, is incorporated herein by reference to Exhibit (Q) of PEA 168.
(q)	(iii)
Power of Attorney for John C. Walters dated September 25, 2019, is incorporated herein by reference to Exhibit (Q)
of Post-Effective Amendment No. 171 to Registrant's Registration Statement on Form N-1A (File No. 811-7852),
electronically filed with the SEC on September 27, 2019 (hereinafter referred to as PEA No. 171).

Item 29. Persons Controlled by or Under Common Control with the Fund
Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned “Trustees and Officers of the Trust” in the Statement of Additional Information (“SAI”).
Item 30. Indemnification
Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:
(a)
The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser, and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error, or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Securities Act of 1933 (the “Securities Act”).

(b)
Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers, or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director, or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.
Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser
Information pertaining to business and other connections of the Registrant’s investment adviser is hereby incorporated by reference to the section of the Prospectus captioned “Fund Management” and to the section of the SAI captioned “Trustees and Officers of the Trust.”

With respect to certain funds of the Registrant, Victory Capital Management Inc. currently engages the following subadvisers:
(a)
Wellington Management Company LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts
02109, serves as a subadviser to the USAA Science & Technology Fund and USAA International Fund. The information required by this Item 31 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.

(b)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111,
serves as a subadviser to the USAA Growth Fund. The information required by this Item 31 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.

(c)
Granahan Investment Management, Inc. (“Granahan”), located at 404 Wyman St. Suite 270, Waltham MA 02451, serves as a subadviser to the USAA Small Cap Stock Fund. The information required by this Item 31 with respect to each direc-
tor and officer of Granahan is incorporated herein by reference to Granahan’s current Form ADV as amended and filed with the SEC.

(d)
Lazard Asset Management (“Lazard”), located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadviser to the USAA Emerging Markets Fund. The information required by this Item 31 with respect to each director and officer of Lazard is incorporated herein by reference to Lazard’s current Form ADV as amended and filed with the
SEC.

(e)
Northern Trust Investments, N.A. (“NTI”), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the USAA Growth and Tax Strategy Fund. The information required by this Item 31 with respect to each director and officer of NTI is incorporated herein by reference to NTI’s current Form ADV as amended and filed with the SEC.

Item 32. Principal Underwriters
(a)
Victory Capital Services, Inc. (“VCS”) acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services.
(b)
Following is information concerning directors and executive officers of VCS.
Name and Principal	Business Address	Position and Offices with VCS	Position and Offices with Registrant
David C. Brown	4900 Tiedeman Rd Brooklyn, OH 44144	Director	Trustee
Michael D. Policarpo, II	4900 Tiedeman Rd Brooklyn, OH 44144	Director	None
Susan Woodward	4900 Tiedeman Rd Brooklyn, OH 44144	Chief Compliance Officer	None
Christopher Dyer	4900 Tiedeman Rd Brooklyn, OH 44144	Chief Operations Officer	President
Nina Gupta	4900 Tiedeman Rd Brooklyn, OH 44144	Director, Chief Legal Officer and Secretary	None
Donald Inks	4900 Tiedeman Rd Brooklyn, OH 44144	President and Principal Operations Officer	None
Christopher Ponte	4900 Tiedeman Rd Brooklyn, OH 44144	Principal Financial Officer, Treasurer	None
(c) Not Applicable
Item 33. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.
Victory Capital Management Inc. 15935 La Cantera Pkwy, Building Two San Antonio, Texas 78256	Citibank, N.A. 388 Greenwich St. New York, NY 10013
Victory Capital Services, Inc. 4900 Tiedeman Road Brooklyn, Ohio 44144
Wellington Management Company LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the USAA Science & Technology Fund and USAA International Fund)
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the USAA Growth Fund)
Granahan Investment Management, Inc.
275 Wyman St. Suite 270
Waltham, MA 02451
(records relating to its functions as a subadviser with respect to the USAA Small Cap Stock Fund)
Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112-6300
(records relating to its functions as a subadviser with respect to the USAA Emerging Markets Fund)
Northern Trust Investments, Inc.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser with respect to the USAA Growth and Tax Strategy Fund)
Item 34. Management Services
Not Applicable.
Item 35. Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio, and state of Texas, on the 28th day of July, 2021.
USAA Mutual Funds Trust
By: *

Christopher K. Dryer
President
Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.
(Signature)	(Title)	(Date)
*Christopher K. Dryer	President (Principal Executive Officer)	July 28, 2021
* James K. De Vries	Treasurer (Principal Financial and Accounting Officer)	July 28, 2021
* Jefferson C. Boyce	Chairman of the Board of Trustees	July 28, 2021
* David C. Brown	Trustee	July 28, 2021
* Robert L. Mason	Trustee	July 28, 2021
* Dawn M. Hawley	Trustee	July 28, 2021
* Daniel S. McNamara	Trustee	July 28, 2021
* Paul L. McNamara	Trustee	July 28, 2021
* Richard Y. Newton III	Trustee	July 28, 2021
* Barbara B. Ostdiek	Trustee	July 28, 2021
* John C. Walters	Trustee	July 28, 2021
*By : Erin G. Wagner

*
Erin G. Wagner, under the Powers of Attorney dated June 13, 2019, July 10, 2019, and September 25, 2019, incorporated herein and filed under Post-Effective Amendment Nos. 166, 168, and 171 with the Securities and Exchange Commission on July 1, 2019, July 29, 2019, and September 27, 2019.